                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 Filed by the registrant [ X ]

 Filed by a party other than the registrant [   ]

 Check the appropriate box:

 [X]   Preliminary proxy statement.

 [ ]   Definitive proxy statement.

 [ ]   Definitive additional materials.

 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

 [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[  ]    No fee required.

[X ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction
             applies:       Common Stock
                         ------------------

        (2)  Aggregate number of securities to which transaction
             applies:        3,010,526 shares
                         ------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


             $8,050,000           assets acquired
                819,933           liabilities assumed
             ----------
             $8,869,933           total value of transaction
             ==========

        (4)  Proposed maximum aggregate value of transaction: $8,869,933
                                                             -------------

        (5)  Total fee paid: $1,774

        [  ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1)  Amount Previously Paid: _____________________________________

             (2)  Form, Schedule or Registration Statement No.: _______________

             (3)  Filing Party: _______________________________________________

             (4)  Date Filed: _________________________________________________

PRELIMINARY PROXY STATEMENT DATED FEBRUARY 24, 1998



                          UCI MEDICAL AFFILIATES, INC.
                          1901 MAIN STREET, SUITE 1200
                         COLUMBIA, SOUTH CAROLINA 29201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MONDAY, MARCH 30, 1998


TO THE STOCKHOLDERS OF UCI MEDICAL AFFILIATES, INC.:


         The Annual Meeting of Stockholders of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), will be held on Monday, March 30, 1998 at 10:00 a.m., local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina 29210 for the following purposes:

         A. In connection with the transaction in which UCI will acquire certain assets and assume certain liabilities of MainStreet Healthcare Corporation, a Delaware corporation, UCI stockholders will be asked:

                  1. To approve the issuance of shares of UCI common stock in connection with the transaction.

                  2. To approve an amendment to the Amended and Restated Certificate of Incorporation of UCI to increase the authorized shares of UCI common stock from 10 million shares to 30 million shares.

         B. In connection with the Annual Meeting, UCI stockholders will be asked:

                  1. To approve the election of three members of the UCI Board of Directors, each to hold office for a three-year term ending on the date of the annual meeting of stockholders in the year 2001 and until such director's respective successor shall have been duly elected and qualified.

                  2. To approve the adoption of the UCI 1997 Stock Incentive Plan for officers, directors, employees and consultants.

                  3. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors to audit the consolidated financial statements of UCI and its subsidiaries for the fiscal year ending September 30, 1998.

         C. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


         Only stockholders of record of UCI common stock at the close of business on February 10, 1998 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     M. F. McFarland, III, M.D.
                                     CHAIRMAN OF THE BOARD
                                     AND CHIEF EXECUTIVE OFFICER


March 5, 1998

         TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                   ----------

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED THE SHARES OF UCI COMMON STOCK TO BE ISSUED IN THE TRANSACTION, OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


            The accompanying Proxy Statement is dated March 5, 1998,
             and was first mailed to stockholders on March 6, 1998.

                                TABLE OF CONTENTS



                                                     SUMMARY

The Parties to the Acquisition....................................................................................1
Recommendations to Stockholders...................................................................................2
Risk Factors......................................................................................................2
The Acquisition...................................................................................................2
Annual Meeting Proposals..........................................................................................4
Markets and Market Prices.........................................................................................6
Selected Historical Financial Data of the Company.................................................................7
Selected Historical Financial Data of MHC.........................................................................8
Selected Pro Forma Financial Data of the Company..................................................................9


                                                   RISK FACTORS

Financial Status of MHC..........................................................................................10
Integration of Operations; Management of Growth..................................................................10
Financing as a Condition to Closing..............................................................................11
Dilution.........................................................................................................11
Resales of Common Stock and Market Volatility....................................................................13
Government Regulation............................................................................................13
Possible Nasdaq Delisting........................................................................................16
Competition......................................................................................................16


                                                  THE ACQUISITION

Description of the Acquisition...................................................................................18
         Background .............................................................................................18
         Reasons for the Acquisition.............................................................................19
         Recommendation of the UCI Board.........................................................................20
         Fairness Opinion........................................................................................20
         Financing of the Acquisition............................................................................22
         Certain Federal Income Tax Matters......................................................................23
         Accounting Treatment....................................................................................23
         Resales of Common Stock.................................................................................23
         Absence of Dissenters' Rights...........................................................................24
         Interests of Certain Persons in the Acquisition.........................................................24
Description of the Agreements....................................................................................25
         Acquisition Agreement...................................................................................25
         Related Agreements......................................................................................28
                  Non-Solicit Agreements.........................................................................28
                  Registration Rights Agreement..................................................................28
                  Shareholder Agreements.........................................................................28

                                        FINANCIAL AND BUSINESS INFORMATION

Market Price and Dividend Information............................................................................29
Description of MHC...............................................................................................30
Unaudited Pro Forma Combined Condensed Financial Statements......................................................31






                                                THE ANNUAL MEETING

Business to Be Conducted at the Annual Meeting...................................................................37
         Proposals to be Voted Upon..............................................................................37
         Date, Time and Place of Meeting.........................................................................37
         Record Date.............................................................................................37
         Shares Outstanding and Entitled to Vote.................................................................38
         Voting and Revocation of Proxies........................................................................38
         Quorum..................................................................................................38
         Vote Required...........................................................................................39
         Solicitation of Proxies and Expenses....................................................................39
Description of Proposals.........................................................................................40
         Share Issuance Proposal.................................................................................40
         Authorized Capital Stock Proposal.......................................................................40
         Election of Directors...................................................................................40
         1997 Incentive Plan Proposal............................................................................41
         Ratification of Auditors Proposal.......................................................................44
Directors and Executive Officers.................................................................................44
         Directors...............................................................................................44
         Executive Officers......................................................................................46
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................46
         Board of Directors and Board Committees.................................................................46
         Executive Compensation..................................................................................47
         Director Compensation...................................................................................49
         Employee Contracts......................................................................................50
Security Ownership of Certain Beneficial Owners and Management...................................................50
Certain Relationships and Related Party Transactions.............................................................52


                                              ADDITIONAL INFORMATION

Cautionary Statement Concerning Forward-Looking Statements.......................................................56
Stockholder Proposals............................................................................................56
Other Matters....................................................................................................56
Annual Report....................................................................................................56
Where You Can Find More Information..............................................................................57


                                                    APPENDICES

Appendix A - Fairness Opinion...................................................................................A-1
Appendix B - Proposed Amendment to the UCI Certificate..........................................................B-1
Appendix C - MHC Historical Financial Statements................................................................C-1


                                     SUMMARY

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT, AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE PROPOSED TRANSACTION FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE TRANSACTION, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

         This Proxy Statement is being furnished to the holders of common stock, par value $0.05 per share (the "Common Stock"), of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), in connection with the solicitation of proxies by the UCI Board of Directors (the "UCI Board") for use at the Annual Meeting of Stockholders of UCI to be held Monday, March 30, 1998 at 10:00 a.m., local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina for the following purposes:

         o To approve certain proposals relating to the proposed acquisition (the "Acquisition") by UCI and certain of its affiliated entities of substantially all of the assets and certain of the liabilities of MainStreet Healthcare Corporation, a Delaware corporation ("MHC"), and its affiliated entities, and

         o To approve certain proposals presented as part of the regularly scheduled Annual Meeting of Stockholders of UCI.

THE PARTIES TO THE ACQUISITION

PURCHASING ENTITIES

         UCI MEDICAL AFFILIATES, INC.

         UCI is a holding company that operates through its wholly-owned subsidiary, UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI-SC"), providing nonmedical management and administrative services for its network of 40 freestanding medical centers (the "UCI Centers") located throughout South Carolina. In compliance with applicable laws governing the corporate practice of medicine, all medical services at the UCI Centers are provided by or under the supervision of Doctor's Care, P.A. ("DC-SC"), a South Carolina professional corporation affiliated with UCI and UCI- SC. DC-SC was formed and operates solely to fulfill the licensed medical provider responsibilities associated with the UCI Centers pursuant to an administrative services agreement between DC-SC and UCI-SC. UCI's executive offices are located at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 and its telephone number is (803) 252-3661.

         UCI MEDICAL AFFILIATES OF  GEORGIA, INC. ("UCI-GA")

         UCI-GA is a South Carolina corporation and a wholly-owned subsidiary of UCI formed solely for the purpose of acquiring the assets and liabilities of MHC pursuant to the Acquisition. Following the closing of the Acquisition, UCI-GA will perform the same functions with respect to the medical centers acquired from MHC as are currently and will continue to be performed by UCI-SC with respect to the UCI Centers.

         DOCTOR'S CARE OF GEORGIA, P.C. ("DC-GA")
         DOCTOR'S CARE OF TENNESSEE, P.C. ("DC-TN")

         Each of DC-GA, a Georgia professional corporation, and DC-TN, a Tennessee professional corporation (collectively, the "UCI-PCs), are to be formed prior to the closing of the Acquisition for the purpose of acquiring the assets and liabilities of the MHC-PCs (defined below), and thereafter will be operated solely to fulfill the licensed medical provider responsibilities associated with the medical centers acquired by UCI-GA in the Acquisition. These responsibilities, as well as various administrative, management and support functions, will be carried out pursuant to an administrative services agreement to be entered into between UCI-GA and each of the UCI-PCs at the closing of the Acquisition.

         FOR MORE INFORMATION RELATING TO UCI, UCI-SC, DC-SC AND UCI-GA (COLLECTIVELY, THE "COMPANY") YOU SHOULD REVIEW THE DOCUMENTS REFERENCED IN "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

SELLING ENTITIES

         MAINSTREET HEALTHCARE CORPORATION

         MHC is a privately held corporation that provides nonmedical management and administrative services for its network of 11 freestanding medical centers (the "MHC Centers") located in Georgia and Tennessee. In compliance with applicable laws governing the corporate practice of medicine, all medical services at the MHC Centers are provided by or under the supervision of the two professional corporations identified in the following paragraph. MHC's executive offices are located at 2370 Main Street, Tucker, Georgia 30084 and its telephone number is (770) 938-9355.

         MAINSTREET HEALTHCARE MEDICAL GROUP, P.C. ("MHC-GA")
         MAINSTREET HEALTHCARE MEDICAL GROUP, PC ("MHC-TN")

         MHC-GA, a Georgia professional corporation, and MHC-TN, a Tennessee professional corporation (collectively, the "MHC-PCs"), were formed and operate solely to fulfill the licensed medical provider responsibilities associated with the MHC Centers pursuant to administrative services agreements between each of the MHC-PCs and MHC.


RECOMMENDATIONS TO STOCKHOLDERS

         The UCI Board believes the Acquisition is in the best interests of the Company and its stockholders and recommends, by the unanimous consent of all directors, that you vote FOR the proposals related to the Acquisition, FOR the amendment to UCI's Amended and Restated Certificate of Incorporation, FOR each of the three nominees for director named in this Proxy Statement and FOR each of the other proposals being submitted to you.


RISK FACTORS

         For a description of certain things which you should consider in connection with your vote on the proposals relating to the Acquisition, in addition to the other information described in this document, see the disclosures beginning on page 10 in this Proxy Statement under the heading "Risk Factors."


THE ACQUISITION

         The Acquisition Agreement and Plan of Reorganization dated February 9, 1998 (the "Acquisition Agreement") is the legal document that governs the Acquisition. This agreement is summarized in this Proxy Statement under the heading "The Acquisition - Description of the Agreements - Acquisition Agreement."

         HOW THE ACQUISITION WILL BE COMPLETED

         At the closing of the Acquisition, the following will take place:

         o MHC will transfer to UCI-GA substantially all of the assets of MHC in exchange for the following:

            o assumption by UCI-GA of certain liabilities, including certain line of credit and capital lease obligations of MHC aggregating $819,933; and

            o cash and stock having an aggregate value of $8.05 million, to be exchanged in one of the following two combinations to be elected by MHC on or before March 23, 1998:

               o cash payment of $900,000 to MHC and issuance of Common Stock to MHC valued at $7.15 million (as calculated pursuant to the share price formula in the Acquisition Agreement); or

               o cash payment of $1.25 million to certain creditors of MHC (within 10 days following the closing) and issuance of Common Stock to MHC valued at $6.8 million (as calculated pursuant to the share price formula in the Acquisition Agreement).

               Subject to a maximum of $3.125 per share and minimum of $2.375 per share, the price per share of Common Stock to be utilized in the share price formula for the determination of the number of shares of Common Stock to be issued to MHC under either of the above alternatives will be the average of the closing prices of the Common Stock as reported on the Nasdaq SmallCap Market for the trading days during the 30 calendar day period ending on the day before the closing.

               The cash portion of the consideration to be paid by UCI-GA in the Acquisition will be decreased dollar-for-dollar to the extent the aggregate of the line of credit and lease obligations of MHC to be assumed by UCI-GA at the closing date exceeds a designated ceiling amount. The number of shares of Common Stock to be issued in the Acquisition will be increased (pursuant to the share price formula in the Acquisition Agreement) to the extent such line of credit and lease obligations of MHC are less than the designated ceiling and will be decreased (per the share price formula) to the extent that any downward adjustment of the cash consideration, as described above, exceeds the applicable cash consideration.

         o The MHC-PCs will transfer to the UCI-PCs all of the assets of the MHC-PCs in exchange for the following:

            o assumption by the UCI-PCs of the obligations of the MHC-PCs under employment agreements with medical service providers; and

            o  cash payment of $100 to each of the MHC-PCs.

         RELATED AGREEMENTS

         The Acquisition includes Non-Solicit Agreements and a Registration Rights Agreement which are summarized in this Proxy Statement under the heading "The Acquisition - Description of the Agreements Related Agreements."



         FAIRNESS OPINION

         In deciding to approve the Acquisition, the UCI Board considered, among other things, advice from Dr. Oliver G. Wood, Jr., an independent consulting economist. UCI's Board has received an opinion from Dr. Wood that as of the date of his opinion the terms of the Acquisition are fair to UCI and its stockholders from a financial point of view. Dr. Wood's opinion is attached as Appendix A to this Proxy Statement. We encourage you to read it thoroughly.

         FINANCING THE ACQUISITION

         UCI intends to finance the cash portion of the consideration to be issued in the Acquisition using a portion of the net proceeds expected to be received by UCI in a private placement by UCI of $2.5 million of Common Stock concurrently with the closing of the Acquisition. The closing of the private placement is a condition to the closing of the Acquisition.

         TAX TREATMENT

         For U.S. federal income tax purposes, no income, gain or loss will be recognized by UCI or the stockholders of UCI as a result of the Acquisition.

         ACCOUNTING TREATMENT

         The Acquisition is expected to be accounted for as a purchase in accordance with generally accepted accounting principles.

         RESALES OF COMMON STOCK

         All of the shares of Common Stock to be issued in the Acquisition will be considered "restricted securities" under federal and state securities laws. Consequently, the transferability of such shares by their holders will be limited during the two years following the closing of the Acquisition and will remain limited thereafter to the extent such shares are held by affiliates of UCI. To assist the holders of such shares in the public resale of such shares during the year following the closing of the Acquisition, UCI has granted MHC and its stockholders certain registration rights.

         ABSENCE OF DISSENTERS' RIGHTS

         UCI stockholders will not be entitled under Delaware law to seek appraisal of their shares of Common Stock in connection with the Acquisition.


ANNUAL MEETING PROPOSALS

         PROPOSAL TO APPROVE THE SHARE ISSUANCE

         Because the number of shares of Common Stock to be issued in the Acquisition will exceed 20 percent of the number of outstanding shares of Common Stock prior to the Acquisition, approval by UCI stockholders of the issuance of the Common Stock is required under the rules of the National Association of Securities Dealers, Inc. (the "NASD").

         PROPOSAL TO INCREASE THE AUTHORIZED CAPITAL STOCK

         UCI's Amended and Restated Certificate of Incorporation (the "UCI Certificate") currently authorizes 10 million shares of Common Stock. The authorized capital stock proposal provides that the authorized shares of Common Stock will be increased to 30 million shares. Any authorized but unissued shares of Common Stock may be used by UCI for general corporate purposes, including for possible future acquisitions. The increase in the authorized number of shares of Common Stock is required to complete the Acquisition.

         ELECTION OF UCI DIRECTORS

         At the Annual Meeting, UCI stockholders will be asked to elect the following three director nominees: Charles P. Cannon, A. Wayne Johnson and Ashby
M. Jordan, M.D.



         PROPOSAL TO APPROVE THE 1997 STOCK INCENTIVE PLAN

         The UCI Board has approved the UCI 1997 Stock Incentive Plan. At the Annual Meeting, you will be asked to approve this plan.

         PROPOSAL TO RATIFY AUDITORS

         UCI has appointed Price Waterhouse LLP as the independent auditors of the Company's consolidated financial statements for the fiscal year ending September 30, 1998. At the Annual Meeting, you will be asked to ratify this appointment.

         RECORD DATE; VOTE REQUIRED FOR STOCKHOLDER APPROVAL OF THE PROPOSALS

         Only holders of record of Common Stock at the close of business on February 10, 1998 are entitled to notice of and to vote at the Annual Meeting. Common Stock is entitled to one vote per share on each matter that is presented for stockholder approval at the Annual Meeting.

         The proposal to issue shares of Common Stock to MHC pursuant to the Acquisition must be approved by the affirmative vote of the holders of a majority of the total votes cast on the proposal.

         The proposal to amend the UCI Certificate to increase the number of authorized shares of Common Stock must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         The three nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors will be elected to the UCI Board.

         The proposal to approve the adoption of the UCI 1997 Stock Incentive Plan and the proposal to ratify auditors must each be approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

         M.F. McFarland, III, M.D., Chairman and Chief Executive Officer of UCI, and certain subsidiaries of Blue Cross Blue Shield of South Carolina ("BCBS") have indicated to UCI that each of them intends to vote the shares of Common Stock controlled by them in favor of each of the proposals scheduled to be presented for stockholder approval at the Annual Meeting. In addition, each of Dr. McFarland and such subsidiaries of BCBS have executed separate agreements with MHC in which they have agreed to vote their shares in favor of the proposals relating to the Acquisition presented for stockholder approval. As of the record date for the Annual Meeting, these shares represented 52.3 percent of the outstanding Common Stock.

         ACCORDINGLY, IF DR. MCFARLAND AND SUCH SUBSIDIARIES OF BCBS VOTE AS INDICATED, ALL OF THE PROPOSALS ARE ASSURED TO BE APPROVED, REGARDLESS OF THE VOTES THAT MAY BE CAST BY ANY OTHER HOLDERS OF COMMON STOCK ENTITLED TO VOTE.

MARKETS AND MARKET PRICES

         The Common Stock is traded on the Nasdaq SmallCap Market under the symbol "UCIA". For information regarding the historical market price of the Common Stock, see "Financial and Business Information - Market Price and Dividend Information."

         On February 12, 1998, the last trading day prior to the public announcement of the Acquisition, the Common Stock closed at $2.3125 per share. On March , 1998, the last trading day before the printing of this Proxy Statement, the Common Stock closed at $ per share.

         MHC is a privately held corporation, and there is no public trading market for its securities.

                SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

         In the tables below, we provide you with selected historical financial data of the Company. We prepared this data using the consolidated financial statements of the Company. When you read this selected historical consolidated financial data, you should read the historical financial statements and accompanying notes that the Company has included in its Annual Report on Form 10-KSB/A for the year ended September 30, 1997 (which accompanies this Proxy Statement) and its Quarterly Report on Form 10-QSB for the three months ended December 31, 1997. You can obtain these reports by following the instructions we provide in this Proxy Statement under the heading "Additional Information - Where You Can Find More Information."

         It is also important that you read the unaudited pro forma combined financial information and accompanying notes that we have included in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements."



                SUMMARY CONSOLIDATED                         THREE MONTHS ENDED               FISCAL YEAR ENDED
            STATEMENTS OF OPERATIONS DATA                    DECEMBER 31, 1997               SEPTEMBER 30, 1997
           -------------------------------                  -------------------             -------------------
Revenues.............................................       $     8,077,876                  $    27,924,772
Income (loss) from operations........................             (596,992)                           54,684
Net income (loss)....................................             (877,340)                         (83,726)
Net income (loss) per common and common                              (0.15)                           (0.02)
   equivalent share (basic)..........................
Weighted average common shares and common equivalent
   shares outstanding................................             6,041,980                        5,005,081

                SUMMARY CONSOLIDATED
                 BALANCE SHEET DATA                          DECEMBER 31, 1997               SEPTEMBER 30, 1997
                --------------------                        -------------------             -------------------
Working capital......................................        $    3,243,183                 $      2,921,045
Total assets.........................................            22,961,152                       20,863,532
Long-term debt, net..................................             8,398,333                        6,920,470
Capital..............................................             9,440,528                        9,488,497

SELECTED HISTORICAL FINANCIAL DATA OF MHC

         In the table below, we provide you with selected historical financial data of MHC. We prepared this data using the consolidated financial statements of MHC. When you read this selected historical combined financial data, it is important that you read the historical financial statements of MHC and accompanying notes that we have included as Appendix C to this Proxy Statement.

         It is also important that you read the unaudited pro forma combined financial information and accompanying notes that we have included in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements."

Summary Consolidated Statements      Three Months Ended       Fiscal Year Ended
       of Operations Data            December 31, 1997         March 31, 1997
       ------------------            -----------------         --------------
Revenues .........................      $1,641,319               $ 3,665,982
Income (loss) from operations.....        (356,654)               (1,318,509)
Net income (loss).................        (458,974)               (1,569,273)

     Note: MHC was not required to, and did not, compute earnings per share.

      Summary Consolidated
       Balance Sheet Data            December 31, 1997         March 31, 1997
       ------------------            -----------------         --------------
Working capital...................      $(1,122,717)             $   327,283
Total assets......................        5,655,242                  795,876
Long-term debt, net...............          680,852                  765,444
Total stockholders' deficit.......       (3,389,869)             (1,471,937)

                SELECTED PRO FORMA FINANCIAL DATA OF THE COMPANY
                                  (unaudited)

         In the table below, we attempt to illustrate the financial results that might have occurred if the Acquisition had been completed previously. Presented is combined statement of operations information for the Company for the three months ended December 31, 1997 and the fiscal year ended September 30, 1997 as if the Acquisition and the Private Placement (as defined herein) had been completed on October 1, 1996. Also presented is combined balance sheet information for the Company as of December 31, 1997 as if the Acquisition and the Private Placement had been completed on that date.

         It is important to remember that this information is hypothetical, and does not necessarily reflect the financial performance that would have actually resulted if the Acquisition and the Private Placement had been completed on those dates. It is also important to remember that this information does not necessarily reflect future financial performance if the Acquisition and the Private Placement actually occur.

         Please see the information in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements" for a more detailed explanation of this analysis.

              SUMMARY PRO FORMA COMBINED                       THREE MONTHS ENDED              Fiscal Year Ended
             STATEMENT OF OPERATIONS DATA                       DECEMBER 31, 1997              September 30, 1997
            ------------------------------                     -------------------             ------------------
Revenues...............................................          $  9,719,195                      $   33,933,214
Income (loss) from operations..........................              (928,405)                         (2,382,433)
Net income (loss)......................................            (1,311,073)                         (2,925,554)
Net income (loss) per common and common
  equivalent share (basic).............................                 (0.12)                              (0.31)
Weighted average common shares and common equivalent
  shares outstanding...................................            10,526,759                           9,489,860

              SUMMARY PRO FORMA COMBINED
                  BALANCE SHEET DATA
Working capital........................................  $          5,099,322
Total assets...........................................            32,587,158
Long-term debt, net....................................             8,445,936
Capital................................................            18,510,528

                                  RISK FACTORS

         Each UCI stockholder should carefully consider and evaluate the following factors, among others, before voting.

FINANCIAL STATUS OF MHC

         MHC has experienced losses and operating deficits since its inception in February 1996. UCI expects that following the Acquisition, the operations associated with the assets acquired in the Acquisition may continue to experience losses and require the infusion of substantial capital to build those operations to a profitable state. Although UCI management believes that the assets acquired from MHC in the Acquisition are valuable to the Company's operations and are expected to contribute to long-term profitability and enhanced stockholder value, there can be no assurance that such expectations can be realized or that UCI can achieve profitability following the Acquisition.

         In addition, following the Acquisition, MHC will continue to have various repayment obligations to its third-party creditors. To the extent that MHC is unable to satisfy its obligations to such creditors, MHC could be forced to file for protection under applicable bankruptcy laws or could be placed into an involuntary bankruptcy proceeding by its creditors. In such event, the transfer of assets to UCI pursuant to the Acquisition could come under review of a bankruptcy trustee, who could seek to characterize the transfer in the Acquisition as a preference that could be set aside under applicable bankruptcy law, requiring UCI and MHC to reverse the transactions comprising the Acquisition. Pursuant to the Acquisition Agreement, MHC, the MHC-PCs and certain of the MHC stockholders represent and warrant that they will not hinder, delay, defraud or avoid any obligation to any past, present or future creditor in the transactions contemplated by the Acquisition Agreement; that the consideration to be received by MHC and the MHC-PCs is more than a reasonably equivalent value in exchange for the transfer of the assets of MHC and the MHC-PCs; that each of MHC and the MHC-PCs is currently solvent and will not be rendered insolvent as a result of the transactions contemplated by the Acquisition Agreement; and that neither MHC nor any of the MHC-PCs has initiated, nor does it intend to initiate or expect to have initiated against it as debtor, any proceeding under federal or any state's bankruptcy, insolvency or similar laws. Additionally, MHC and the MHC-PCs have represented and warranted to UCI-GA that MHC and the MHC-PCs shall, as and when due, use their reasonable best efforts within eleven months after the closing of the Acquisition to pay all valid liabilities of MHC and the MHC-PCs which are not assumed by the Company. The Company's remedy for any breach of the foregoing by MHC, the MHC-PCs or the MHC stockholders is subject to certain limitations which apply to all breaches of the Acquisition Agreement. See "The Acquisition - Description of Agreements - Acquisition Agreement - Representations, Indemnifications and Holdback Shares." Although MHC has represented that it intends to satisfy its third-party creditor obligations following the Acquisition, in the event of a set-aside pursuant to applicable bankruptcy law, the expected benefits to UCI from the Acquisition would not be achieved and, subject to a possible recovery under the applicable indemnification provisions of the Acquisition Agreement, the transaction costs associated with the Acquisition would not be recoverable by UCI, thereby adversely affecting UCI's operations.

INTEGRATION OF OPERATIONS; MANAGEMENT OF GROWTH

         In determining that the Acquisition is in the best interests of the Company, the UCI Board addressed the cost savings, operating efficiencies, and other synergies that may result from the consummation of the Acquisition. The consolidation of functions and the integration of departments, systems and procedures will present significant management challenges requiring the dedication of management resources that will temporarily detract attention from the day-to-day business of the Company following the Acquisition. The difficulties of assimilation may be increased by the necessity of coordinating geographically separated organizations, integrating personnel with disparate business backgrounds and combining different corporate cultures. The process of combining the MHC assets may cause an interruption of, or a loss of momentum in, the Company's business, which could have an adverse effect on the revenues and operating results of the combined Company, at least in the near term. There can be no assurance that the combined entity will be able to retain all of its key management and other operating personnel or that the combined entity will realize any of the other anticipated benefits of the Acquisition.

FINANCING AS A CONDITION TO CLOSING

         One of the conditions to the Company's obligation to close the Acquisition is the concurrent closing by UCI of a $2.5 million private placement of Common Stock (the "Private Placement"). See "The Acquisition - Description of the Acquisition - Financing of the Acquisition." The placement agent engaged by UCI in connection with the Private Placement has not provided any indication to UCI that the Private Placement as described in this Proxy Statement will not close as scheduled at the closing of the Acquisition. Nevertheless, as of the date of this Proxy Statement, no subscription agreement or other binding agreement for the sale of securities in the Private Placement has been delivered to UCI by any potential investor, and UCI is not currently in negotiation with any potential investors in contemplation of the Private Placement. There can be no assurance that UCI will be able to close the Private Placement concurrently with the anticipated closing of the Acquisition, currently scheduled for March 31, 1998, if at all, or that the structure and amount of any such Private Placement will not vary substantially from the contemplated structure and amount described in this Proxy Statement. In the event UCI is unable to close the Private Placement concurrently with the anticipated closing of the Acquisition, UCI will be faced with having to seek alternative sources of financing to close the Acquisition as scheduled, or will have to reach an agreement with MHC and its affiliated entities to delay the closing of the Acquisition as necessary to complete the Private Placement or an alternative financing arrangement. There can be no assurance that if faced with such circumstances the Company could obtain alternative financing on satisfactory terms or obtain the agreement of MHC to delay the closing of the Acquisition. Any delay in the closing of the Acquisition would subject the Company to additional transaction costs, which could be substantial. Furthermore, the terms of any alternative financing arrangement made necessary by the failure to close the Private Placement could be substantially less attractive to UCI and its stockholders than the terms of the Private Placement as currently contemplated by UCI and described in this Proxy Statement.

DILUTION

         VOTING CONTROL

         Depending upon the purchase price alternative selected by MHC under the Acquisition Agreement, up to 3,010,526 shares of Common Stock may be issued to MHC in the Acquisition. In addition, assuming the sale of Common Stock in the Private Placement at a price of $2.3125 per share (the closing price of the Common Stock on the day prior to the public announcement of the Acquisition) up to 1,081,081 shares of Common Stock may be issued to investors in the Private Placement. Such additional shares of Common Stock issued in the Acquisition and in the Private Placement would represent, in the aggregate, approximately 40.3 percent of the number of shares of Common Stock outstanding immediately after the closing of such transactions. Furthermore, to the extent the price per share of the Common Stock expected to be sold in the Private Placement is lower than the assumed price referenced above, a larger number of shares would be issued in the Private Placement. Accordingly, the Acquisition and the Private Placement will have the effect of substantially reducing the percentage voting interest in UCI represented by a share of the Common Stock immediately prior to the closing of such transactions.

         As of the date of this Proxy Statement, Companion HealthCare Corporation ("CHC") and Companion Property and Casualty Company ("CP&C"), each a wholly-owned subsidiary of BCBS (individually, a "BCBS Subsidiary," and collectively, the "BCBS Subsidiaries"), own in the aggregate 2,624,623 shares, or 43.37 percent, of the outstanding Common Stock. Under various agreements between UCI and the BCBS Subsidiaries (the "Anti-Dilution Agreements"), the BCBS Subsidiaries have the right at any time to purchase from UCI such number of shares of the voting stock of UCI as is necessary for BCBS and its affiliated entities, as a group, to maintain an aggregate ownership of 47 percent of the outstanding voting stock of UCI. To the extent either of the BCBS Subsidiaries exercises such right in conjunction with a sale of voting stock by UCI, the price to be paid by the BCBS Subsidiary is the average price to be paid by the other purchasers in such sale. Otherwise, the price is the average closing bid price of the UCI voting stock on the ten trading days immediately preceding the election by the BCBS Subsidiary to exercise its purchase rights. Consequently, to the extent any of the BCBS Subsidiaries elect to exercise any or a portion of their rights under the Anti-Dilution Agreements following the Acquisition and the Private Placement, the sale of shares of Common Stock to such BCBS Subsidiary will have the effect of further reducing the percentage voting interest in UCI represented by a share of the Common Stock immediately prior to such sale.

         The substantial ownership of Common Stock by the BCBS Subsidiaries, MHC and other affiliates of the Company following the Acquisition and the Private Placement will provide them with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by the UCI stockholders. As a result, it may be difficult for other stockholders of UCI to successfully oppose matters which are presented by such entities for action by stockholders, or to take actions which are opposed by such entities. Such ownership may also have the effect of delaying, deterring or preventing a change in control of UCI without the consent of such entities. In addition, sales of Common Stock by such entities could result in another stockholder obtaining control over UCI.

         FIXED SHARE PRICE RANGE IN ACQUISITION CONSIDERATION

         The price of Common Stock provided in the Acquisition Agreement for purposes of determining the number of shares of Common Stock to be issued in the Acquisition (the "Formula Price") is the average of the closing prices of the Common Stock as reported on the Nasdaq SmallCap Market for the trading days during the 30 calendar day period ending on the day before the closing of the Acquisition, subject to a maximum of $3.125 per share and a minimum of $2.375 per share. This range will not be adjusted in the event of any increases or decreases in the Formula Price or in the actual market price of the Common Stock occurring prior to the closing of the Acquisition. The Formula Price and the actual market price of the Common Stock may vary within this range and may fall below or rise above such range prior to the closing of the Acquisition. Such variations may be the result of changes in the business, operations, or prospects of the Company; market assessments of the likelihood that the Acquisition will be consummated; the timing of the Acquisition; the prospects of the Acquisition and post-Acquisition operations; regulatory considerations; general market and economic conditions; and other factors. Consequently, there can be no assurance that the Formula Price or the actual market price of the Common Stock at the closing will be within the range established in the Acquisition Agreement. The closing of the Acquisition is expected to occur on March 31, 1998, the day after the Annual Meeting, but the closing may be extended upon mutual agreement of the parties to the Acquisition. To the extent that the Formula Price is above $3.125 per share, the $3.125 per share price will be utilized in determining the number of shares to be issued, which number would exceed the number of shares that would have been issued had such upper limit on the Formula Price not been in effect. In such event, the issuance of additional shares in the Acquisition could be viewed as resulting in some degree of economic dilution of the Common Stock held by stockholders immediately prior to the Acquisition.

         EARNINGS AND BOOK VALUE PER SHARE

         On a pro forma basis, the closing of the Acquisition and the Private Placement will have a dilutive effect on earnings per share of UCI for the fiscal year ended September 30, 1997 (from $(0.02) per share to $(0.31) per share) and an anti-dilutive effect for the three-month period ended December 31, 1997 (from $(0.15) per share to $(0.12) per share). These pro forma amounts are based on the assumptions reflected in the notes to the Unaudited Pro Forma Combined Condensed Financial Statements included elsewhere in this Proxy Statement and, consequently, may not be reflective of all of the actual cost savings or other synergies, if any, or the related expenses that may be realized or incurred by the Company as a result of the Acquisition and the Private Placement. The extent of dilution to UCI stockholders with respect to future earnings per share and book value per share will depend on the actual results achieved by the Company following the Acquisition and the Private Placement as compared to the results that could have been achieved by the Company on a stand-alone basis over the same period in the absence of such transactions. No assurance can be given as to such future results, and, accordingly, as to whether the Acquisition and the Private Placement will ultimately be dilutive to UCI stockholders with respect to future earnings per share or book value per share.

RESALES OF COMMON STOCK AND MARKET VOLATILITY

         Depending upon the purchase price alternative selected by MHC under the Acquisition Agreement, up to 3,010,526 shares of Common Stock may be issued to MHC in the Acquisition. In addition, assuming the sale of Common Stock in the Private Placement at a price of $2.3125 per share (the closing price of the Common Stock on the day prior to the public announcement of the Acquisition) up to 1,081,081 shares of Common Stock may be issued to investors in the Private Placement. Such additional shares of Common Stock issued in the Acquisition and in the Private Placement would represent, in the aggregate, approximately 40.3 percent of the number of shares of Common Stock outstanding immediately after the closing. Furthermore, Common Stock purchase warrants are expected to be issued in the Private Placement on the basis of one warrant for every two shares sold. Although the shares to be issued in connection with both the Acquisition and the Private Placement will be considered "restricted securities" under applicable securities laws, thereby limiting the resale of such shares into the public market, the holders of shares to be issued in the Acquisition have been granted, and the purchasers of shares in the Private Placement may be granted, registration rights which entitle or will entitle such holders to have all or a portion of such shares registered for sale into the public market. To the extent that such holders do not exercise such registration rights, all of such shares will nevertheless become eligible for sale in the public market in accordance with the Securities and Exchange Commission's Rule 144 or Rule 145 one year following the closing of the Acquisition and the Private Placement, with certain volume and manner of sale limitations continuing only for one year thereafter (except as to shares held by persons deemed to be affiliates of UCI). In addition, if the proposed amendment to the UCI Certificate is approved by the stockholders at the Annual Meeting, UCI will increase by 20 million the number of shares of Common Stock available for issuance. Sales of substantial amounts of Common Stock, or the availability of substantial amounts of Common Stock for future sale, could adversely affect the prevailing market price of the Common Stock.

         As of the date of this Proxy Statement, approximately 2,624,453 shares, or 43.4 percent, of the outstanding Common Stock is held by nonaffiliates of UCI. Trading in the Common Stock has historically been very limited, and there can be no assurance that an active trading market for the Common Stock will develop or be sustained. Because of the limited trading liquidity in the Common Stock, the market price of the Common Stock has been vulnerable to significant fluctuations in response to very limited market trading in such shares. The market price of the Common Stock will remain subject to significant fluctuations in response to such factors as well as in response to operating results and other factors affecting the stock market generally. The stock market in recent years has experienced price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of companies. These fluctuations, as well as general economic and market conditions, may adversely affect the market price of the Common Stock in the future.

GOVERNMENT REGULATION

         As participants in the health care industry, the Company's and MHC's operations and relationships are subject to extensive and increasing regulation by a number of governmental entities at the federal, state and local levels.




         LIMITATIONS ON THE CORPORATE PRACTICE OF MEDICINE

         Federal law and the laws of many states, including Georgia, South Carolina and Tennessee, generally specify who may practice medicine and limit the scope of relationships between medical practitioners and other parties. Under such laws, business corporations such as UCI, UCI-SC, UCI-GA and MHC are prohibited from practicing medicine or exercising control over the provision of medical services. In order to comply with such laws, all medical services at the UCI Centers and the MHC Centers are provided by or under the supervision of DC-SC or, as applicable, the MHC-PCs, which have contracted with UCI-SC or MHC, as applicable, to provide the medical direction of the related medical centers. DC-SC and the MHC-PCs are organized so that all physician services are offered by the physicians who are employed by DC-SC or the MHC-PCs, as applicable. None of UCI, UCI-SC, UCI-GA or MHC employ practicing physicians as practitioners, exert control over any physician's decisions regarding medical care or represent to the public that it offers medical services. UCI-SC has entered into an administrative services agreement with DC-SC, and MHC has entered into an administrative services agreement with the MHC-PCs, for the performance by UCI-SC and MHC, as applicable, of all administrative, management and support functions of their respective medical centers. As set forth in the Acquisition Agreement, DC-GA and DC-TN will purchase all of the assets, including the medical records and physician employment agreements, of MHC-GA and MHC-TN, respectively. As part of the Acquisition, UCI-GA will enter into an administrative services agreement with each of DC-GA and DC-TN which will replace similar agreements currently in place between each of the MHC-PCs and MHC. UCI- SC believes that the services it provides to DC-SC and the services UCI-GA will provide to the UCI-PCs, which currently result, or after the Acquisition will result, in control over the assets of DC-SC, or the UCI- PCs, as applicable, and mandate financial statement consolidation under generally accepted accounting principles do not and will not constitute the practice of medicine under applicable laws. Accordingly, UCI believes that it is not in violation of applicable state laws relating to the practice of medicine, and will not be in violation of such laws following or as a consequence of the Acquisition.

         Nevertheless, because of the unique structure of the relationships between UCI-SC and DC-SC and between MHC and the MHC-PC's, many aspects of UCI's and MHC's business operations have not been the subject of state or federal regulatory interpretation. There can be no assurance that a review by the courts or regulatory authorities of the business currently conducted by any or all of the Company, MHC or the MHC-PCs or proposed to be conducted by the Company following the Acquisition will not result in a determination that could adversely affect the operations of any or all of them or that the healthcare regulatory environment will not change so as to restrict the existing operations or proposed expansion of the Company's business.

         THIRD PARTY REIMBURSEMENTS

         Approximately five percent of the revenues of the Company and approximately 15 percent of the revenues of MHC are derived from payments made by government-sponsored health care programs (principally, Medicare and Medicaid). As a result, any change in reimbursement regulations, policies, practices, interpretations or statutes could adversely affect their operations. There are also state and federal civil and criminal statutes imposing substantial penalties, including civil and criminal fines and imprisonment, on healthcare providers that fraudulently or wrongfully bill governmental or other third-party payors for healthcare services. Each of the Company and MHC believes it is in material compliance with such laws, but there can be no assurance that their activities prior to, or the Company's activities following, the Acquisition will not be challenged or scrutinized by governmental authorities.

         ANTI-KICKBACK LAWS

         Certain provisions of the Social Security Act, commonly referred to as the "Anti-kickback Statute," prohibit the offer, payment, solicitation or receipt of any form of remuneration in return for the referral of Medicare or state health program patients or patient care opportunities, or in return for the recommendation, arrangement, purchase, lease or order of items or services that are covered by Medicare or state health programs. Many states have adopted similar prohibitions against payments intended to induce referrals of Medicaid and other third-party payor patients. Although each of the Company and

MHC believes that it is not in violation of the Anti-kickback Statute or similar state statutes, their operations prior to, and the Company's operations following, the Acquisition will not fit within any of the existing or proposed federal safe harbors.

         SELF-REFERRAL LAWS

         Significant prohibitions against physician referrals were enacted by the U.S. Congress in the Omnibus Budget Reconciliation Act of 1993. Subject to certain exemptions, a physician or a member of his immediate family is prohibited from referring Medicare or Medicaid patients to an entity providing "designated health services" in which the physician has an ownership or investment interest or with which the physician has entered into a compensation arrangement. While each of the Company and MHC believes it is currently in compliance with such legislation, future regulations following the Acquisition could require the Company to modify the form of its relationships with physician groups. Some states have also enacted similar self-referral laws, and the Company believes it is likely that more states will follow. Each of the Company and MHC believes that its practices fit within exemptions contained in such laws. Nevertheless, expansion of the operations of the Company following the Acquisition to certain additional jurisdictions may require structural and organizational modifications of the Company's relationships with physician groups to comply with new or revised state statutes. Such modifications could adversely affect the operations of the Company following the Acquisition.

         ANTITRUST LAWS

         Because each of the UCI-PCs and the MHC-PCs is a separate legal entity, each may be deemed a competitor subject to a range of antitrust laws which prohibit anti-competitive conduct, including price fixing, concerted refusals to deal and division of market. The Company believes it is in compliance with such state and federal laws which may affect its development of integrated healthcare delivery networks, but there can be no assurance that a review of the Company's business by courts or regulatory authorities either prior to or following the Acquisition will not result in a determination that could adversely affect the operations of the Company following the Acquisition.

         HEALTHCARE REFORM

         As a result of the continued escalation of healthcare costs and the inability of many individuals to obtain health insurance, numerous proposals have been or may be introduced in the U.S. Congress and in state legislatures relating to healthcare reform. There can be no assurance as to the ultimate content, timing or effect of any healthcare reform legislation, nor is it possible at this time to estimate the impact of potential legislation, which may be material, on the Company following the Acquisition.

         REGULATION OF RISK ARRANGEMENTS AND PROVIDER NETWORKS

         Federal and state laws regulate insurance companies, health maintenance organizations and other managed care organizations. Generally, these laws apply to entities that accept financial risk. Certain of the risk arrangements entered into by the Company and MHC could possibly be characterized by some states as the business of insurance. Each of the Company and MHC, however, believes that the acceptance of capitation payments by a healthcare provider does not constitute the conduct of the business of insurance. Many states also regulate the establishment and operation of networks of healthcare providers. Generally, these laws do not apply to the hiring and contracting of physicians by other healthcare providers. Each of the Company and MHC believes that it is in compliance with these laws in the states in which it currently does business, but there can be no assurance that future interpretations of these laws by the regulatory authorities in Georgia, South Carolina, Tennessee or the states in which the Company may expand following the Acquisition will not require licensure of the Company's operations as an insurer or provider network or a restructuring of some or all of the Company's operations. In the event the Company is required to become licensed under these laws, the licensure process can be lengthy and time consuming and, unless the regulatory authority permits the Company to continue to operate while the licensure process is progressing, the Company could experience a material adverse change in its business while the licensure process is pending. In addition, many of the licensing requirements mandate strict financial and other requirements which the Company may not immediately be able to meet. Further, once licensed, the Company would be subject to continuing oversight by and reporting to the respective regulatory agency.

POSSIBLE NASDAQ DELISTING

         The Common Stock is currently listed for trading on the Nasdaq SmallCap Market. The continued trading of the Common Stock on the Nasdaq SmallCap Market is conditioned upon the Company meeting certain quantitative and qualitative requirements regarding assets, capital, earnings surplus, stock price and corporate governance features. During 1997, the NASD expanded the quantitative and qualitative listing criteria for all companies listed on the Nasdaq Stock Market and placed additional corporate governance listing standards on companies currently listed on the Nasdaq SmallCap Market. These new requirements for continued listing became effective as to the Company on February 23, 1998. UCI has been notified by the Nasdaq Stock Market that the Company is not currently in compliance with the new requirements for continued listing as a consequence of its failure to meet the requirement of at least $2 million in net tangible assets. As of December 31, 1997, the Company had net tangible assets of approximately $1 million. Upon completion of the Acquisition and the Private Placement, the Company expects that its net tangible assets will exceed the $2 million requirement, such that the Company would then be in compliance with the Nasdaq Stock Market net tangible assets requirement as well as with all other applicable listing requirements. The Company has submitted a proposed plan of compliance to the Nasdaq Stock Market indicating its proposed timetable for satisfying the new listing requirements. As of the date of this Proxy Statement, the Company has not received confirmation from the Nasdaq Stock Market that the Company's proposed compliance program will be satisfactory. To the extent that the Company is unable to satisfy the new maintenance criteria, the Common Stock will be subject to being delisted, and trading in the Common Stock thereafter, if any, will likely be conducted in the over-the-counter market. As a consequence of any such delisting, it is expected that stockholders of UCI will find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, any such delisting will make the Common Stock substantially less attractive as collateral for margin and purpose loans, for investment by financial institutions under their internal policies or state legal investment laws, as consideration in the financing of future acquisitions of other medical practices by the Company, and for issuance by the Company in future capital raising transactions. Although following a delisting, the Common Stock may be eligible for quotation on the over-the-counter bulletin board, the Company is informed that the NASD may presently be considering higher standards for permitting quotations of securities on such bulletin board, thereby foreclosing this trading market to UCI stockholders as well.

         UCI believes that the Acquisition and the concurrent Private Placement will enable the Company to satisfy the new listing criteria of the Nasdaq Stock Market. UCI does not presently have in place any other plan to bring about compliance with such criteria. Consequently, UCI believes that it is critically important that the Acquisition and the concurrent Private Placement be completed as proposed in this Proxy Statement in order to preserve the listing of the Common Stock on the Nasdaq SmallCap Market.

COMPETITION

         The UCI Centers and the MHC Centers face competition, in varying degrees, from hospital emergency rooms, private doctor's offices and other competing freestanding medical centers. Some of these providers have financial resources which are greater than those of the Company. In addition, traditional sources of medical services, such as hospital emergency rooms and private physicians, have had, in the past, a higher degree of recognition and acceptance by patients than centers such as those operated by UCI and MHC. Following the Acquisition, the Company intends to change the name under which the MHC Centers publicly conduct business. While the Company's management believes that following the Acquisition the MHC Centers will be able to compete on the basis of accessibility, including evening and weekend hours, a non-appointment policy, the attractiveness to large employers and third-party payors of the Company's state-wide network, and on the basis of a competitive fee schedule, there can be no assurance that the MHC Centers will be able to compete successfully in the future, or that the proposed change in the name of such centers will not adversely affect the operations of such centers.

                                 THE ACQUISITION

DESCRIPTION OF THE ACQUISITION

         BACKGROUND

         The Company has experienced significant growth in the last few years as a result of acquisitions of medical practices. Management has sought to increase the Company's bargaining power with insurance payors and to lower operating costs through negotiated discounts on medical supplies by enhancing the Company's negotiating leverage through the clout associated with an expanding number of medical practices under the Company's control and an expanding number of medical providers employed by the Company. In this regard, several out-of-state acquisition targets have been evaluated by the Company over the past few years.

         In the third calendar quarter of 1997, A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, contacted M.F. McFarland, III, M.D., Chairman and Chief Executive Officer of UCI, to discuss the potential benefits of a combination of UCI and MHC. Following their initial discussions, a determination was reached by the two executives to informally exchange information about their respective companies. In September 1997, several meetings took place among Dr. McFarland, Mr. Johnson, Jerry F. Wells, Jr., Executive Vice President of Finance and Chief Financial Officer of UCI, and Robert G. Riddett, Jr., President of MHC. During these meetings, the possible combination of UCI and MHC was discussed and analyzed at length in the context of both the existing operations of the respective companies and the potential growth and estimated synergies that could result.

         The content and findings from the September 1997 meetings were discussed with the UCI Board at its regularly scheduled September 1997 meeting in the context of potential growth opportunities and the enhancement of long-term value for the UCI stockholders.

         During October 1997, Dr. McFarland and Mr. Johnson authorized the continued exploration of combination possibilities at an expanded level, involving only a few members of senior management from each company. Thereafter, Mr. Wells notified Mr. Johnson of the kinds of additional information UCI would need to conduct more in-depth due diligence with respect to MHC. Following the receipt and review by UCI of this information from MHC, meetings among the top executive officers of UCI and MHC were held in October and November of 1997 to discuss and clarify the information provided, and to give UCI the opportunity to provide MHC with UCI's preliminary business plan and ideas for a possible acquisition of MHC by UCI.

         Through a series of telephone conversations in November 1997, Dr. McFarland and Mr. Wells discussed with and recommended to the UCI Board that UCI pursue the acquisition of the MHC medical practices. As part of such conversations, Dr. McFarland and Mr. Wells reported to the UCI Board members on the course of negotiations related to the proposed acquisition, summarized the results of the due diligence that had been conducted on MHC, discussed the potential benefits and risks of the proposed acquisition, provided their respective views of the business and financial condition of MHC, and responded to questions from the directors.

         At the regularly scheduled December 1997 UCI Board meeting, results of due diligence to date, forecasts for combined operations, and purchase price negotiation details were presented by Dr. McFarland and Mr. Wells to the UCI Board. Following extensive deliberation, UCI's Board unanimously approved proceeding with the proposed acquisition of MHC in accordance with the objectives that had been set forth by UCI senior management.

         In January 1998, the UCI Board engaged the services of Dr. Oliver G. Wood, Jr., an independent consulting economist, to conduct a financial analysis of the proposed acquisition and to render an opinion as to the fairness of the proposed acquisition to UCI and its stockholders from a financial point of view.

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



         A letter of intent relating to the proposed acquisition was negotiated in the first week of February 1998 among top management officials of both companies, outside counsel and financial advisors. Over the course of the same period, Dr. McFarland and Mr. Wells continued to hold discussions with members of the UCI Board and provided board members with oral and written information regarding the proposed acquisition. The letter of intent and the form of a definitive acquisition agreement, including additional supporting agreements, was unanimously approved by the UCI Board in the first week of February 1998.

         During the first week of February 1998, Dr. Wood provided an oral indication to the Company of his initial assessment that the proposed acquisition was fair to UCI and its stockholders from a financial point of view. Dr. Wood subsequently confirmed in writing his opinion to the effect that, as of February 9, 1998 and based on and subject to certain matters stated in his opinion, the proposed acquisition was fair from a financial point of view to UCI and its stockholders.

         On February 9, 1998, the definitive Acquisition Agreement was executed by UCI and MHC.

         During December of 1997, senior management of MHC provided the members of the Board of Directors of MHC (the "MHC Board") with information on the status of the discussions and negotiations with UCI and due diligence on UCI. A meeting of the MHC Board was held on February 6, 1998. Prior to that meeting, each director of MHC was provided with materials outlining and analyzing the proposed acquisition. At the meeting of the MHC Board, MHC senior management presented to the MHC Board the background of the proposed acquisition, the outline of the terms and conditions of the proposed acquisition, a financial analysis of the proposed acquisition, and the potential benefits and risks of the proposed acquisition. MHC senior management also responded to questions from directors. During the first week of February 1998, the MHC Board approved the form of a definitive purchase agreement and related documentation, subject to finalization by MHC management and its legal advisors.

         On February 13, 1998, UCI issued a press release announcing the Acquisition. Following the date of the press release and continuing through the date of this Proxy Statement, UCI and MHC continued to meet to exchange information and to prepare for the anticipated consummation of the Acquisition.

         REASONS FOR THE ACQUISITION

         The UCI Board and UCI senior management believe that the terms of the Acquisition are fair to, and in the best interests of, UCI and the UCI stockholders. In reaching its determination to approve the Acquisition, the UCI Board identified and analyzed the following factors and potential benefits, among others, relating to the Acquisition:

o alternatives for growth in the healthcare business, including internal development, which the UCI Board viewed as less advantageous due to UCI's limited development resources as well as the uncertainty of the success of such development efforts, none of which appeared to present the opportunity that an acquisition of MHC presented;

o the strategic value of further developing a multi-state presence for the Company;

o the competitive advantage gained by increasing the medical provider base in negotiating insurance reimbursement rates and discounts to medical supply costs;

o the expectation that the assets of MHC represented a complementary business and that the Acquisition may be viewed favorably by investors due to such complementary nature;

o the benefits of enjoying economies of scale by combining the two companies and eliminating certain duplications of overhead;

o information concerning the Company's and MHC's respective prospects, financial performance, financial condition, assets and operations;

o the financial terms of the Acquisition and its effect on future earnings;

o the opinion of Dr. Oliver G. Wood Jr. that the terms of the Acquisition are fair, from a financial point of view, to UCI, as well as the underlying financial analysis of Dr. Wood presented in connection with such opinion; and

o a review with UCI's outside legal counsel of the terms of the Acquisition Agreement and related agreements.

         Following its deliberations concerning such factors, the UCI Board concluded that the Acquisition may increase the long-term prospects of the Company for continued growth, may increase stockholder value and was in the best interests of UCI and its stockholders from both a financial and strategic perspective.

         The UCI Board also considered a variety of potentially negative factors in its deliberations concerning the Acquisition, including: (i) the possible dilutive effect of the issuance of Common Stock in the Acquisition; (ii) the charges expected to be incurred in connection with the Acquisition, including the transaction costs and costs of integrating the businesses of the companies;
(iii) the risk that, despite the efforts of the combined company, key personnel of MHC may not be retained by the Company and the MHC assets may continue to be unprofitable; and (iv) the risk that other benefits sought to be obtained by the Acquisition might not be obtained.

         In view of the wide variety of factors, both positive and negative, considered by the UCI Board, the UCI Board did not find it practical to, and did not quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the UCI Board may have given different weights to the various factors considered.

         RECOMMENDATION OF THE UCI BOARD

         THE UCI BOARD HAS APPROVED THE ACQUISITION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION AGREEMENT BY THE UNANIMOUS CONSENT OF ALL DIRECTORS AND HAS DETERMINED THAT THE TERMS OF THE ACQUISITION AGREEMENT AND RELATED AGREEMENTS ARE FAIR TO, AND THAT THE ACQUISITION IS IN THE BEST INTERESTS OF, UCI AND ITS STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE FOR THE PROPOSALS RELATING TO THE ACQUISITION.

                  YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         FAIRNESS OPINION

         Dr. Oliver G. Wood, Jr. has delivered his opinion to the effect that the terms of the Acquisition are fair, from a financial point of view, to UCI and its stockholders.

         The full text of the written opinion of Dr. Wood, dated February 9, 1998, is attached as Appendix A to this Proxy Statement and describes the assumptions made, matters considered and limits on the review undertaken. UCI stockholders are urged to read the opinion in its entirety. Dr. Wood's opinion is directed to the fairness, from a financial point of view, of the terms of the Acquisition to UCI and does not constitute a recommendation of the Acquisition over other courses of action that may be available to UCI or constitute a recommendation to any holder of Common Stock concerning how such holder should vote with respect to the proposals relating to the Acquisition. The summary of the opinion of Dr. Wood set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

         In arriving at his opinion, Dr. Wood (i) reviewed the terms and conditions of the Acquisition, including drafts of the Acquisition Agreement and agreements ancillary to the Acquisition Agreement; (ii) analyzed certain financial aspects of the Acquisition and consideration to be paid by UCI and UCI-GA in connection with the Acquisition, (iii) reviewed and analyzed publicly available historical business and financial information relating to UCI, as presented in documents filed with the Securities and Exchange Commission (the "SEC") as well as historical financial information relating to MHC provided to him by UCI and MHC; (iv) analyzed selected non-public financial and operating results of operations of UCI and MHC; (v) analyzed the financial conditions and prospects of UCI and MHC; (vi) reviewed and analyzed public information, including certain stock market data and financial information of selected companies with operating and financial characteristics similar to those of UCI and MHC; (vii) reviewed the trading history of the Common Stock, including such stock's performance in comparison to market indices and to selected companies with operating and financial characteristics similar to those of UCI; (viii) conferred with the management teams of UCI and MHC; (ix) reviewed public financial and transaction information relating to multiples paid in selected merger and acquisition transactions similar to the Acquisition or relevant portions thereof; and (x) conducted such other financial analyses and investigations as deemed necessary or appropriate for the purposes of his opinion.

         In connection with his review, Dr. Wood assumed and relied on the accuracy and completeness of the information he reviewed for the purpose of his opinion and did not assume any responsibility for independent verification of such information or for any independent evaluation or appraisal of the assets of UCI or MHC. With respect to UCI's and MHC's non-public financial and operating data, Dr. Wood assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of UCI and MHC. Dr. Wood expressed no opinion with respect to such non-public financial and operating data or the assumptions on which they were based. Dr. Wood's opinion was necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of his opinion. Dr. Wood's opinion does not imply any conclusion as to the likely trading range of the Common Stock following the consummation of the Acquisition, which may vary depending on, among other factors, changes in interest rates, dividend rates, financial and operating performance of UCI market conditions, general economic conditions and other factors that generally influence the price of securities.

         Dr. Wood's analysis focused primarily upon the purchase prices and implied transaction multiples paid in selected merger and acquisition transactions involving physician practices. Included in the transactions relied upon by Dr. Wood were mergers and acquisitions involving InPhyNet Medical Management/MedPartners, Inc., AHI Healthcare Systems, Inc./FPA Medical Management, Inc., ReadiCare, Inc./HealthSouth Corp., Sterling Healthcare Group, Inc./FPA Medical Management, Inc., Caremark International, Inc./MedPartners, Inc. and Pacific Physician Services, Inc./MedPartners, Inc. The weighted average acquisition value-to-target net sales multiplier of the indicated transactions was 1.017:1. Also considered by Dr. Wood were the acquisition value-to-target net sales multipliers for the pending HealthSouth Corp./Company Doctor acquisition (1.74:1) and the weighted average acquisition value-to-target net patient revenue multiplier for six recently completed physician practice acquisitions by the Company (0.823:1). Applying the same analysis, Dr. Wood calculated an acquisition value-to-target net patient revenue multiplier for the Acquisition of 1.301:1. In making his evaluation, Dr. Wood also considered certain other factors, including, among other things, the changing dynamics of the medical care consumer price index and its reflection of competitive pressures in the healthcare industry, the potential for various synergies and cost reductions in consolidation of selected marketing, operations and administrative activities of the Company and MHC, the potential for growth in certain geographic areas of MHC and various risks associated with the Acquisition.

         No company used in the comparable transaction analyses conducted by Dr. Wood is identical to UCI or MHC, and no acquisition used in such analyses is identical to the Acquisition. Accordingly, any such analysis of the consideration to be paid by UCI in connection with the Acquisition involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the comparable companies and acquisitions and other factors in relation to the trading and acquisition values of the comparable companies.

         The preparation of a fairness opinion is not susceptible to partial analysis or summary description. Dr. Wood believes that his analyses and the summary set forth above must be considered as a whole and that selecting portions of his analyses and the factors considered by him, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in his opinion. Dr. Wood has not indicated that any of the analyses which he performed had a greater significance than any other.

         In determining the appropriate analyses to conduct and when performing those analyses, Dr. Wood made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of UCI and MHC. The analyses which Dr. Wood performed are not necessarily indicative of actual values of actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Dr. Wood's analysis of the fairness, from a financial point of view, to UCI of the terms of the Acquisition. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or any time in the future.

         Dr. Wood is engaged in the general business of providing valuations of businesses and securities in connection with private placements and valuations for corporations and other purposes. Dr. Wood was engaged by UCI primarily because of his regional reputation in performing valuations and financial analyses of the kind provided in connection with the Acquisition. Prior to the engagement of Dr. Wood by UCI in connection with the matters discussed above, neither UCI, MHC nor any affiliate of such companies had any material relationship with Dr. Wood.

         UCI entered into an agreement with Dr. Wood pursuant to which Dr. Wood agreed to act as UCI's financial advisor in connection with the Acquisition and to evaluate the fairness, from a financial point of view, of the terms of the Acquisition to UCI and its stockholders. As compensation for his services, Dr. Wood will receive approximately $10,000, plus reimbursement of certain out-of-pocket expenses, payable without regard to the financial analyses presented or the conclusions reached in the opinion rendered.

         FINANCING OF THE ACQUISITION

         UCI has engaged Laidlaw Global Securities, Inc. ("Laidlaw") as its financial advisor to assist UCI in the private offering and sale of approximately $2.5 million of Common Stock (the "Private Placement") scheduled to close concurrently with the closing of the Acquisition. Warrants for the purchase of Common Stock are expected to be attached to the shares sold in the Private Placement on the basis of one warrant for every two shares of Common Stock. The price per share of Common Stock in the Private Placement and the exercise price of the attached warrants have not yet been determined and will be subject to matters to be negotiated among UCI, Laidlaw and the investor or investors in the Private Placement. UCI expects the net proceeds to UCI from the sale of Common Stock in the Private Placement (after payment of related commissions and expenses) will be approximately $2,270,000.

         UCI intends to finance the cash portion of the consideration to be issued in the Acquisition using a portion of the net proceeds expected to be received by UCI in the Private Placement. Although the closing of the Private Placement is a condition to the closing of the Acquisition, the definitive terms of the Private Placement are subject to a number of factors not within the complete control of UCI, including negotiations with third parties. There can be no assurance that UCI's expectations regarding the Private Placement will be realized, or that the Private Placement will be completed on schedule or in the manner contemplated by UCI as described in this Proxy Statement. See "Risk Factors - Financing as a Condition to Closing."

          The shares of Common Stock and the attached warrants to be sold in the Private Placement are expected to be issued pursuant to exemptions from the registration requirements of federal and state securities laws. Consequently, the transferability of such securities will be restricted following the Private Placement. UCI may enter into a registration rights agreement with the investor or investors in the Private Placement that will provide the investor or investors with certain registration rights. See "Risk Factors Dilution - Voting Control" and "Risk Factors - Resales of Common Stock and Market Volatility."

         CERTAIN FEDERAL INCOME TAX MATTERS

         For U.S. federal income tax purposes, no income, gain or loss will be recognized by UCI or the stockholders of UCI as a result of the Acquisition.

         ACCOUNTING TREATMENT

         In accordance with generally accepted accounting principles, the Acquisition will be accounted for as a purchase of certain assets and an assumption of certain liabilities of MHC and its affiliated entities with the Company treated as the acquiror for accounting purposes in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended.

         Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         RESALES OF COMMON STOCK

         All shares of Common Stock to be issued in connection with the Acquisition and the Private Placement will be deemed to be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "1933 Act"). As a consequence, such shares may not be sold, pledged or otherwise transferred by the stockholders receiving such shares except in transactions permitted by the resale provisions of Rule 145 under the 1933 Act (with respect to shares issued in the Acquisition) and Rule 144 under the 1933 Act (with respect to persons purchasing such shares in the Private Placement and persons who are or become affiliates of UCI), or as otherwise permitted under the 1933 Act. See "Risk Factors - Resales of Common Stock and Market Volatility."

          In general, under Rule 145 (with respect to shares received in the Acquisition) and Rule 144 (with respect to shares received in the Private Placement) during the first year following the closing of the Acquisition or the Private Placement, as applicable, any person receiving shares of Common Stock in either of such transactions would be able to sell or otherwise transfer such shares only pursuant to an effective registration statement under the 1933 Act or in compliance with an exemption from the registration requirements of the 1933 Act. During the second year following the receipt of such shares, such person would be entitled to sell such shares only through unsolicited "brokers' transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by such person (together with certain related persons) within any three-month period for the purposes of Rule 144 and Rule 145 could not exceed the greater of 1 percent of the outstanding shares of Common Stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rules 144 and 145 will only remain available, however, if UCI remains current with its informational filings with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Two years after the closing of the Acquisition or the Private Placement, as applicable, a person who received Common Stock in either transaction would be able to sell such Common Stock without such manner of sale or volume limitations, provided that UCI was current with its 1934 Act informational filings and such person had not been an affiliate of UCI for at least three months prior to such sale. Persons who may be deemed to be affiliates of UCI generally include individuals or entities that control, are controlled by, or are under common control with, UCI, and may include certain officers and directors of UCI as well as principal stockholders of UCI.

         In order to help assure compliance with Rule 144 and Rule 145 under the 1933 Act, each of MHC and its stockholders and each purchaser in the Private Placement will be required to sign an agreement providing that such person or entity will not transfer any Common Stock received in the respective transaction except in compliance with the 1933 Act, and a restrictive legend referencing such transfer restrictions will be placed on the reverse side of certificates representing such shares.

         Under the terms of the Registration Rights Agreement, MHC and the MHC Stockholders have certain demand and piggyback registration rights pursuant to which they may require UCI, subject to certain terms and conditions, to register under the 1933 Act all or part of the Common Stock received by such stockholders in connection with the Acquisition. See "Description of the Agreements - Other Agreements - Registration Rights Agreement."

         ABSENCE OF DISSENTERS' RIGHTS

         UCI is incorporated in the State of Delaware, and accordingly, is governed by the provisions of the Delaware General Corporation Law (the "DGCL"). UCI stockholders are not entitled to appraisal rights under the DGCL with respect to the Acquisition. Although approval of the stockholders of UCI is required for the issuance of Common Stock in the Acquisition under the rules and bylaws of the NASD, the approval of the Acquisition by the stockholders of UCI is not required under the DGCL.

         INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

         Pursuant to the Acquisition Agreement, UCI has agreed to undertake appropriate corporate action to have A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, appointed to the UCI Board. The UCI Board has nominated Mr. Johnson as one of the three nominees in the election of directors at the Annual Meeting. To the extent Mr. Johnson is not elected as a director at the Annual Meeting, promptly following the closing of the Acquisition, the UCI Board is expected to vote to increase the size of the UCI Board from seven to eight members and to appoint Mr. Johnson to fill the vacancy created by the expansion in the number of directors. In the event Mr. Johnson is elected as a director at the Annual Meeting and the closing of the Acquisition is delayed or ultimately fails to take place, there is no arrangement or understanding currently in place or contemplated that would limit or otherwise restrict his service on the UCI Board for the full three-year term to which he is elected.

         DC-GA and DC-TN are expected to be formed prior to the closing of the Acquisition for the purpose of acquiring the assets and the liabilities of MHC-GA and MHC-TN, respectively, and thereafter will be operated solely to fulfill the licensed medical provider responsibilities associated with the MHC Centers that will be acquired by UCI-GA in the Acquisition. Dr. Michael Stout, M.D. is expected to be the sole owner of each of DC-GA and DC-TN as of the date of the closing of the Acquisition. Pursuant to the terms of an administrative services agreement between UCI-GA and each of DC-GA and DC-TN, Dr. Stout is not expected to receive any economic benefit as a consequence of his sole ownership of DC- GA and DC-TN. Dr. Stout is the Executive Vice President of Medical Affairs of UCI and is a principal stockholder of UCI.

DESCRIPTION OF THE AGREEMENTS

         ACQUISITION AGREEMENT

         GENERAL

         The Acquisition Agreement (which includes as exhibits the Non-Solicit Agreements and the Registration Rights Agreement) is the legal document that governs the Acquisition. The Acquisition Agreement provides for the acquisition by UCI-GA of substantially all of the assets of MHC (the "MHC Assets") and the acquisition by the UCI-PCs of certain assets of the MHC-PCs (the "MHC-PC Assets"), all in exchange for the assumption by UCI-GA of certain liabilities of MHC (the "MHC Liabilities") and the payment of approximately $8.05 million in value, comprised of a combination of cash paid by UCI-GA and the UCI-PCs and Common Stock issued by UCI.

         THE DESCRIPTION IN THIS SECTION OF THE ACQUISITION AGREEMENT IS QUALIFIED BY REFERENCE TO THE FULL AGREEMENT WHICH HAS BEEN FILED AS AN EXHIBIT TO THE UCI CURRENT REPORT ON FORM 8-K FILED WITH THE SEC ON FEBRUARY 17, 1998. YOU CAN OBTAIN SUCH REPORT BY FOLLOWING THE INSTRUCTIONS WE PROVIDE IN THIS PROXY STATEMENT UNDER THE HEADING "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

         If the requisite approvals of the stockholders of UCI are received, the Acquisition is expected to be consummated as soon as practicable after the satisfaction or waiver of each of the conditions set forth in the Acquisition Agreement applicable to the Acquisition. The closing of the Acquisition is currently scheduled for March 31, 1998, but the parties may mutually agree to extend the closing date.

         ASSETS PURCHASED AND LIABILITIES ASSUMED

         The MHC Assets include the MHC accounts receivable, machinery, furniture, furnishings, equipment, computer hardware and software, inventory, supplies, leasehold interests, other contract rights, permits, licenses and goodwill. Excluded from the MHC Assets are cash and cash accounts (other than any holdback amounts associated with MHC's line of credit, as described below), accounts receivable from employees, automobile leases, certain real property, and any furniture, equipment and software used at the MHC headquarters facility. Each of MHC and the MHC-PCs (collectively, the "Selling Entities") will also transfer or otherwise assign to the Company all of their rights to all corporate and trade names used by each of the Selling Entities or their divisions. All MHC Assets, with the exception of MHC's accounts receivable which are pledged in support of the MHC line of credit obligation, will be conveyed free and clear of all liens and encumbrances.

         The MHC-PC Assets primarily include medical records and the rights under the various employment agreements with medical providers employed at the MHC Centers.

         The MHC Liabilities include the obligations of MHC under existing operating and capital equipment leases, the obligations of MHC under certain of its existing real property leases (or, at UCI's option, the obligations under new leases with similar terms), and the MHC line of credit obligation with Bank One, N.A. UCI-GA will not assume any other of the Selling Entities' obligations or liabilities, including current and long-term liabilities, contingent liabilities, medical malpractice claims, environmental claims, workers' compensation claims, and sales, income and payroll taxes.

         CONSIDERATION TO BE PAID IN THE ACQUISITION

         Subject to the adjustments described below, the aggregate purchase price for the MHC Assets will be $8.05 million, plus the assumption of the MHC Liabilities, including certain line of credit and capital lease obligations of MHC aggregating $819,933. The purchase price will be payable in accordance with either of the following two alternatives, one of which must be selected by MHC and disclosed in writing to UCI no later than the close of business on March 23, 1998:

         Alternative A: At closing, UCI-GA will tender to MHC a cash payment of $900,000 and a number of shares of Common Stock calculated under a formula in the Acquisition Agreement as having an aggregate value of $7.15 million, with both the cash portion and the number of shares subject to adjustment as described below.

         Alternative B: At closing, UCI-GA will tender to MHC a number of shares of Common Stock calculated under a formula in the Acquisition Agreement as having an aggregate value of $6.8 million. In addition, UCI-GA will pay, within 10 days after closing, an aggregate of $1.25 million in cash directly to certain creditors of MHC as directed by MHC in writing no later than the date of closing. Both the number of shares and the amount of cash paid are subject to adjustment as provided below.

         The price per share of the Common Stock to be utilized for determining the number of shares to be issued to MHC will be the average of the closing prices of the Common Stock as reported on the Nasdaq Stock Market for the trading days during the 30 calendar day period immediately prior to the closing, subject to a maximum price per share of $3.125 and a minimum price per share of $2.375.

         The cash portion of the consideration to be paid by UCI-GA in the Acquisition will be decreased dollar-for-dollar to the extent the aggregate of the line of credit and lease obligations of MHC to be assumed by UCI-GA at the closing date exceeds a designated ceiling amount. The number of shares of Common Stock to be issued in the Acquisition will be increased (pursuant to the share price formula in the Acquisition Agreement) to the extent such line of credit and lease obligations of MHC are less than the designated ceiling and will be decreased (per the share price formula) to the extent that any downward adjustment of the cash consideration, as described above, exceeds the applicable cash consideration.

         The purchase price for the MHC-PC Assets will be $200 which will be paid by the UCI-PCs to the MHC-PCs at the closing of the Acquisition.

         The purchase price is to be allocated among the MHC Assets pursuant to a letter to be provided by UCI-GA to MHC within 30 days following the closing. In such allocation, the amount to be allocated to the fixed assets of the Selling Entities is to be determined by an appraisal firm selected by UCI-GA.

         ACCOUNTING TREATMENT

         Although the parties anticipate that the purchase of the MHC Assets will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will not be responsible for assuring that the transaction so qualifies, and the Acquisition is not conditioned upon such qualification.

         COVENANTS

         Each of MHC and the MHC-PCs agrees in the Acquisition Agreement not to compete with the Company anywhere within the states of South Carolina, Tennessee and Georgia for a period of three years after the closing. In addition, the holders of the Class B voting common stock of MHC (the "Class B Shareholders") will each execute a Non-Solicit Agreement attached as an exhibit to the Acquisition Agreement. See "Related Agreements - Non-Solicit Agreements."

         CONDITIONS TO CLOSING

         The parties' obligations to close under the Acquisition Agreement will be subject to approval of the shareholders of UCI of the proposals relating to the Acquisition to be presented at the Annual Meeting, as well as to customary contingencies (including compliance at closing with obligations under the Acquisition Agreement, continued accuracy of representations and warranties through the closing, availability of necessary governmental and third party consents and authorizations, the absence of litigation prohibiting the Acquisition, and the absence of adverse conditions), and the successful completion of the

Private Placement. The Company's obligation to close is also subject to UCI-GA entering into, as of closing, leases or lease assumptions for all of the MHC centers.

         EMPLOYEES

         Each of the Selling Entities will make available for employment by the Company all of each of the Selling Entities' employees, but the Company will not be obligated to employ any particular employee. The Company's obligation to close under the Acquisition Agreement will be subject to at least ten of the physician-employees and/or physician assistant/nurse practitioner employees of the Selling Entities (collectively, the "Medical Providers") executing, as of the date of closing, employment agreements with the Company. The Company reserves the right to require MHC to deliver executed employment agreements from certain Medical Providers to be disclosed by the Company to MHC prior to the closing. All such employment agreements will also include non-compete provisions which are consistent with such employee's current non-compete agreements with MHC and the MHC-PCs, as applicable. MHC and the MHC-PCs will satisfy, and the Company will be protected against, all accrued employee benefits, severance, accrued vacation or other paid leave, and all obligations or liabilities to each of the employees of MHC and the MHC-PCs arising in connection with their employment by any of MHC and the MHC- PCs.

         REPRESENTATIONS, INDEMNIFICATIONS AND HOLDBACK SHARES

         The Acquisition Agreement contains certain customary comprehensive representations and warranties of the Selling Entities, the Class B Shareholders and the Company. The Acquisition Agreement also contains mutual indemnification provisions which are subject to the following limitations which apply to all claims for indemnification other than claims by the Company related to the Selling Entities' pending and threatened litigation: (a) a basket of $125,000, below which such indemnifying party will have no obligation for breaches of representations, warranties and certain covenants, but when exceeded will require payment of the first dollar of loss, (b) a general twelve-month survival period for indemnification for breaches of representations, warranties and certain covenants, and (c) a cap of $3 million for the total aggregate liability of the indemnifying parties for breaches of representations, warranties and certain covenants. Each Class B Shareholder is severally but not jointly liable for any other Class B Shareholder's breach of the Acquisition Agreement. Also, each Class B Shareholder's liability is limited to an agreed upon percentage of the indemnified party's total damages which approximates each Class B Shareholder's pro rata equity interest in MHC.

         To provide the Company additional security in the event a claim for indemnification by the Company arises, MHC will place into escrow for a period of one year after the date of closing a number of shares of Common Stock having an aggregate value equal to $300,000, as calculated using the share price formula in the Acquisition Agreement (the "Holdback Shares"). In the event ownership of the Holdback Shares is transferred to a stockholder of MHC upon the liquidation of MHC, or upon any other distribution by MHC, the Holdback Shares will remain in escrow as an asset of such stockholder of MHC. Subject to certain limitations described above, in the event a claim by the Company for indemnification arises, the Company may elect to recover such indemnification damages from the Selling Entities, the Class B Shareholders and the Holdback Shares, or any one or more of them.

         BOARD OF DIRECTORS

         The Company has agreed to bring about the appointment to the UCI Board of A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, promptly following the closing. In anticipation of this obligation, the UCI Board has nominated Mr. Johnson for election as a director at the Annual Meeting. To the extent permitted by law, as long as MHC or PENMAN Private Equity and Mezzanine Fund, L.P. ("PENMAN") is the holder or record of five percent or more the issued and outstanding Common Stock, a representative of PENMAN will be invited to attend, at PENMAN's expense, all meetings of the UCI Board.

         NO TRADING OF COMMON STOCK

         Each of the Selling Entities and the Class B Shareholders has agreed not to buy or sell Common Stock from February 3, 1998 until the earlier of the date of closing and the lawful termination of the Acquisition Agreement.

RELATED  AGREEMENTS

         NON-SOLICIT AGREEMENTS

         Each of the Class B Shareholders will enter into a non-solicit agreement with the Company which prohibits each of the Class B Shareholders for a period of two years after closing from soliciting or inducing any person employed by any of Selling Entities or the Company to terminate such person's contract of employment with such entity. In addition, each of the Class B Shareholders will be obligated under a covenant in the Acquisition Agreement which prohibits each of the Class B Shareholders for a period of five years after closing from soliciting or inducing up to three senior management employees of the Selling Entities, to be disclosed by the Company to MHC prior to closing, to terminate such senior management employee's contract of employment with the Company.

         REGISTRATION RIGHTS AGREEMENT

         Under the registration rights agreement between UCI, MHC and each of the MHC stockholders, UCI, upon written demand of the holders of at least 20 percent of the shares (the "Demand"), agrees to register on one occasion, all or any portion of the shares so requested to be registered. In addition, UCI grants to MHC and its stockholders certain "piggyback" registration rights, subject to standard underwriter cutbacks and company deferral for good cause. The registration rights terminate one year after the date of closing. Provided UCI receives the Demand within 30 days after the date of the closing of the Acquisition, UCI will file with the SEC such registration statement within 60 days after the receipt of the Demand. UCI agrees to use its reasonable best efforts to cause such registration statement to become effective and to maintain its effectiveness for a period of nine months after its effective date.

         SHAREHOLDER AGREEMENTS

         Each of Dr. M.F. McFarland III, CHC and CP&C have executed and delivered to MHC separate agreements to vote their shares of Common Stock at the Annual Meeting in favor of the transactions described in the Acquisition Agreement. As of the record date for the Annual Meeting, Dr. McFarland, CHC and CP&C held, in the aggregate, shares representing 52.3 percent of the outstanding Common Stock. Accordingly, if Dr. McFarland, CHC and CP&C vote as indicated, each of the proposals relating to the Acquisition are assured to be approved, regardless of the votes that may be cast by any other holders of Common Stock entitled to vote.

                       FINANCIAL AND BUSINESS INFORMATION

MARKET PRICE AND DIVIDEND INFORMATION

         The Common Stock is traded on the Nasdaq SmallCap Market under the symbol UCIA. The prices set forth below indicate the high and low bid prices reported on the Nasdaq SmallCap Market for the indicated periods.




                                                                               BID PRICE


                                                                   HIGH                          LOW
                                                               -------------             -------------------
FISCAL YEAR ENDING SEPTEMBER 30, 1998

     1st quarter (10/01/97 - 12/31/97)                           $ 3-1/4                      $ 1-3/4

FISCAL YEAR ENDED SEPTEMBER 30, 1997

     1st quarter (10/01/96 - 12/31/96)                           3-3/8                          2-3/8
     2nd quarter (01/01/97 - 03/31/97)                           3-3/8                          2-1/2
     3rd quarter (04/01/97 - 06/30/97)                           2-11/16                        1-11/16
     4th quarter (07/01/97 - 09/30/97)                           2-3/4                          1-5/16


FISCAL YEAR ENDED SEPTEMBER 30, 1996

     1st quarter (10/01/95 - 12/31/95)                           4-1/4                          3-1/8
     2nd quarter (01/01/96 - 03/31/96)                           5-1/8                          3-1/4
     3rd quarter (04/01/96 - 06/30/96)                           4                              3-1/4
     4th quarter (07/01/96 - 09/30/96)                           3-3/4                          2-7/8


FISCAL YEAR ENDED SEPTEMBER 30, 1995

     1st quarter (10/01/94 - 12/31/94)                           3-1/8                          1-1/2
     2nd quarter (01/01/95 - 03/31/95)                           3-1/4                          1-1/2
     3rd quarter (04/01/95 - 06/30/95)                           3-3/8                          2-1/4
     4th quarter (07/01/95 - 09/30/95)                           3-1/4                          1-3/4

         The foregoing quotations reflect inter-dealer prices without retail markup, markdown or commission and may not necessarily reflect actual transactions.

         On February 12, 1998, the last trading day prior to the public announcement of the Acquisition, the Common Stock closed at $2.3125 per share. On March 1998, the latest practicable trading day before the printing of this Proxy Statement, the Common Stock closed at $ per share.

         As of February 10, 1998, there were 631 stockholders of record of Common Stock, excluding individual participants in security position listings.

         UCI has not paid cash dividends on the Common Stock since its inception and has no plans to declare cash dividends in the foreseeable future.

DESCRIPTION OF MHC

         MHC provides nonmedical management and administrative services for the 11 MHC Centers located in Georgia and Tennessee (nine operating as MainStreet Healthcare in the Atlanta, Georgia area and two operating as Prompt Care in Knoxville, Tennessee).

         As a consequence of the matters described in this Proxy Statement under "Risk Factors Government Regulation," the organizational structure of MHC closely parallels the organizational structure of the Company. All medical services at the MHC Centers are provided by or under the supervision of the MHC-PCs which have contracted with MHC to provide the medical direction of the MHC Centers. The medical directors operate the MHC Centers under the financial and operational control of MHC. However, medical supervision of the MHC Centers is provided solely by the MHC-PCs. The MHC-PCs are organized so that all physician services are offered by the physicians who are employed by the MHC-PCs. MHC does not employ practicing physicians as practitioners, exert control over their decisions regarding medical care or represent to the public that it offers medical services. MHC has entered into administrative services agreements with the MHC-PCs for the performance of all administrative management and support functions. See "Risk Factors - Government Regulation."

         The MHC Centers are staffed by licensed physicians, other healthcare providers and administrative support staff. The medical support staff includes licensed nurses, certified medical assistants, laboratory technicians and x-ray technicians.

         The MHC Centers offer out-patient medical care, with and without appointment, for treatment of acute and episodic medical problems. The MHC Centers provide a broad range of medical services which would generally be classified as within the scope of family practice and occupational medicine. The medical services are provided by licensed physicians, nurses and auxiliary support personnel. The services provided at the MHC Centers include, but are not limited to, the following:

o Routine care of general medical problems, including colds, flu, ear infections, hypertension, asthma, pneumonia and other conditions typically treated by primary care providers;

o Treatment of injuries, such as simple fractures, dislocations, sprains, bruises and cuts;

o Minor surgery, including suturing of lacerations and removal of cysts and foreign bodies;

o Diagnostic tests, such as x-rays, electrocardiograms, complete blood counts, urinalysis and various cultures; and

o Occupational and industrial medical services, including drug testing, workers' compensation and physical examinations.

         At any of the MHC Centers, a patient with a life-threatening condition would be evaluated by the physician, stabilized and immediately referred to a nearby hospital.

         The fees charged to a patient are determined by the nature of medical services rendered. Management of MHC believes that the charges at the MHC Centers are significantly lower than the charges of hospital emergency departments and are generally competitive with the charges of local physicians and other providers in their respective areas.

         The MHC Centers accept payment from a wide range of sources. These include patient payment at time of service (by cash, check or credit card), patient billing and assignment of insurance benefits (including Blue Cross Blue Shield, workers' compensation and other private insurance). Private pay billings represent the most significant source of revenues.

         As of February 19, 1998, MHC had 86 full-time equivalent employees and 18 part-time employees. Included in these numbers are 21 medical providers employed by the MHC-PCs.

         Attached as Appendix C to this Proxy Statement are the audited financial statements of MHC for the fiscal year ended March 31, 1997, the unaudited interim financial statements of MHC for the three-month and nine-month periods ended December 31, 1997, and MHC's management's discussion and analysis of financial condition and results of operations relating to such annual and interm period financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements (the "Condensed Statements") have been prepared to give effect to the Acquisition and the Private Placement. The purchase method of accounting was used to give effect to all transactions.

         The Condensed Statements reflect certain assumptions regarding the proposed Acquisition and the Private Placement and are based on the historical consolidated financial statements of the respective entities. The Condensed Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited financial statements and the unaudited interim financial statements, including the notes thereto, of UCI, which are incorporated by reference in this Proxy Statement, and the unaudited financial statements of MHC as of and for the twelve months ended September 30, 1997 and the unaudited interim financial statements of MHC for the three months ended December 31, 1997, as presented in the pro forma combined condensed financial statements.

         The pro forma combined condensed balance sheet as of December 31, 1997 gives effect to the Acquisition and the Private Placement as if they had occurred on December 31, 1997 and combines the unaudited balance sheets of UCI and MHC as of that date.

         The pro forma combined condensed statements of operations combine UCI's historical results of operations for the three months ended December 31, 1997 and the fiscal year ended September 30, 1997 with MHC's historical results of operations for the three months ended December 31, 1997 and the twelve months ended September 30, 1997, respectively, giving effect to the Acquisition and the Private Placement as if they had occurred on October 1, 1996.

         After the consummation of the Acquisition, UCI will determine the fair value of significant assets, liabilities and business operations acquired, which may include the use of independent appraisals. In connection with finalizing the purchase price allocation, UCI is currently evaluating the fair value of assets acquired and liabilities assumed. Using this information, UCI will make a final allocation of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such unaudited pro forma combined condensed financial information.

         The Condensed Statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the Acquisition occurred as of December 31, 1997, or for the three months ended December 31, 1997, or for the fiscal year ended September 30, 1997, nor are the Condensed Statements necessarily indicative of future financial position or results of operations.

              Unaudited Pro Forma Combined Condensed Balance Sheet
                                December 31, 1997





                                                                                 PRO FORMA           PRO FORMA
                                           UCI                 MHC              ADJUSTMENTS           COMBINED
                                      --------------     ---------------      ---------------      --------------
Assets
   Cash and cash equivalents          $             ---      $    84,340        $ (1,535,944)  (a)
                                                                                     (84,340)  (b)
                                                                                    2,270,000  (c)  $     734,056
   Accounts receivable, net                6,862,480           1,486,930             (51,701)  (b)      8,297,709
   Medical supplies inventory                538,396              30,310                  ---             568,706
   Deferred taxes                            334,945                 ---                  ---             334,945
   Prepaids and other assets                 629,653             164,947                  ---             794,600
                                      --------------     ---------------      ---------------      --------------
       Total current assets                8,365,474           1,766,527              598,015          10,730,016
   Property, plant and equipment,
       net                                 4,474,621           1,562,140            (271,909)  (b)      5,764,852
   Deferred taxes                          1,417,237                 ---                  ---           1,417,237
   Goodwill                                8,437,440           1,515,883            3,644,658  (d)     13,597,981
   Other assets                              266,380             810,692                  ---           1,077,072
                                                         ---------------                           --------------
       Total assets                      $22,961,152          $5,655,242        $   3,970,764        $ 32,587,158
                                      ==============     ===============      ===============      ==============

Liabilities and Capital
   Current portion - long-term debt    $     916,411         $   441,204       $    (434,857)  (b)  $     922,758
   Current debt to employees                 201,518                 ---                  ---             201,518
   Accounts payable                        2,956,625           1,089,166          (1,089,166)  (b)      2,956,625
   Accrued payroll                           676,107             373,433            (373,433)  (b)        676,107
   Other accrued liabilities                 371,630             985,441            (483,385)  (b)        873,686
                                      --------------     ---------------      ---------------      --------------
       Total current liabilities           5,122,291           2,889,244          (2,380,841)           5,630,694
   Long-term debt, net of current          7,833,551             680,852            (633,249)  (b)      7,881,154
   Non-current debt to employees             564,782                 ---                  ---             564,782
                                                                                                   --------------
       Total liabilities                  13,520,624           3,570,096          (3,014,090)          14,076,630
                                      --------------     ---------------      ---------------      --------------

   Preferred stock                               ---           4,779,000          (4,779,000)  (b)            ---
   Common stock                              302,608             760,620            (760,620)  (b)
                                                                                      143,158  (a)
                                                                                       54,054  (c)        499,820
   Paid-in capital                        16,249,546              84,478             (84,478)  (b)
                                                                                    6,656,842  (a)
                                                                                    2,215,946  (c)     25,122,334
   Accumulated deficit                   (7,111,626)         (3,538,952)            3,538,952  (b)     (7,111,626)
       Total capital                       9,440,528           2,085,146            6,984,854          18,510,528

                                      --------------     ---------------      ---------------      --------------
   Total liabilities and capital         $22,961,152          $5,655,242        $   3,970,764        $ 32,587,158
                                      ==============     ===============      ===============      ==============




              Unaudited Pro Forma Combined Condensed Statement of Operations and Accumulated Deficit
                                   for the three months ended December 31, 1997




                                                                                      PRO FORMA             PRO FORMA
                                              UCI                  MHC               ADJUSTMENTS            COMBINED
                                        ---------------     ------------------     ---------------      ----------------
Revenue                                 $      8,077,876    $           1,641,319  $                --- $       9,719,195
Operating costs                               8,243,266              1,602,252            (78,750)  (e)
                                                                                          (37,500)  (f)        9,729,268
     Operating margin                         (165,390)                 39,067             116,250              (10,073)

General and administrative expenses              25,434                367,670                 ---               393,104
Depreciation and amortization                   406,168                 28,051              86,009  (g)
                                                                                             5,000  (h)          525,228
Income (loss) from operations                 (596,992)              (356,654)              25,241             (928,405)

Interest expense, net                         (279,351)              (102,320)                 ---             (381,671)
Gain (loss) on equipment                          (439)                    ---                 ---                 (439)
                                        ---------------     ------------------     ---------------      ----------------
Income (loss) before income tax               (876,782)              (458,974)              25,241           (1,310,515)
Income tax benefit                                (558)                    ---                 ---                 (558)
                                        ---------------     ------------------     ---------------      ----------------

Net income (loss)                       $      (877,340)    $           (458,974)  $          25,241    $     (1,311,073)
                                        ===============     ==================     ===============      ================

Net income (loss) per common and
     common equivalent share            $           (0.15)             --- (i)                 ---      $             (0.12)

Weighted average common shares and
    common share equivalents
    outstanding                               6,041,980                --- (i)                 ---            10,526,759



              UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                                   FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997



                                                                                          PRO FORMA               PRO FORMA
                                                 UCI                   MHC               ADJUSTMENTS               COMBINED
                                          -----------------      ----------------      ----------------        ----------------
Revenue                                         $27,924,772         $   6,008,442      $            ---            $ 33,933,214
Operating costs                                  26,466,294             6,790,444             (315,000)   (e)
                                                                                              (150,000)   (f)        32,791,738
                                          -----------------      ----------------      ----------------        ----------------
  Operating margin                                1,458,478             (782,002)               465,000               1,141,476

General and administrative expenses                 153,445             1,420,580                   ---               1,574,025
Depreciation and amortization                     1,250,349               335,499               344,036   (g)
                                                                                                 20,000   (h)         1,949,884
                                          -----------------      ----------------      ----------------        ----------------
Income (loss) from operations                        54,684           (2,538,081)               100,964             (2,382,433)

Interest expense, net                             (812,749)             (273,721)                   ---             (1,086,470)

Gain (loss) on equipment                              8,809             (130,990)                   ---               (122,181)
                                          -----------------      ----------------      ----------------        ----------------
Income (loss) before income tax                   (749,256)           (2,942,792)               100,964             (3,591,084)
Income tax benefit                                  665,530                   ---                   ---                 665,530
                                          -----------------      ----------------      ----------------        ----------------

Net income (loss)                          $       (83,726)       $   (2,942,792)        $      100,964         $   (2,925,554)
                                          =================      ================      ================        ================

Net income (loss) per common and
     common equivalent share              $            (.02)              --- (i)                   ---         $          (0.31)

Weighted average common shares and
    common share equivalents outstanding          5,005,081               --- (i)                   ---               9,489,860

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a) The pro forma combined condensed balance sheet as of December 31, 1997 has been prepared to give effect to the Acquisition as if it had occurred on December 31, 1997 at an aggregate purchase price of $8,891,950. Pro forma adjustments reflect the following components of the purchase price and its preliminary allocation:


PURCHASE PRICE COMPONENTS:                              PURCHASE PRICE PRELIMINARY ALLOCATION:
Common Stock valued at $6.8 million                     Accounts receivable......................$1,435,229
allocated as follows:
   Stated capital
   (2,863,158 shares, $0.05 par value)........$143,158  Inventory....................................30,310
   Additional paid-in capital................6,656,842  Furniture and equipment...................1,290,231
Lease liabilities assumed......................556,006  Prepaids and other assets...................975,639
Cash paid....................................1,535,944  Goodwill..................................5,160,541
                                             ---------                                            ---------
                                            $8,891,950                                           $8,891,950
                                             =========                                            =========

        The presentation of purchase price components reflected above assumes
        (i) the use of a share price of $2.375 in the share price formula of the Acquisition Agreement (resulting in 2,863,158 shares issued), and (ii) the selection by MHC of purchase price payment Alternative B as set forth in this Proxy Statement under "The Acquisition - Description of the Agreements - Acquisition Agreement - Consideration to be paid in the Acquisition."

(b) Not included in the assets and liabilities of MHC acquired in the Acquisition are the following: certain deposits ($84,340), employee receivables ($51,701), certain furniture and equipment ($271,909), accounts payable ($1,089,166), long-term debt ($1,068,106), payroll and other accrued liabilities ($856,818) and MHC stockholders' equity ($2,085,146).

(c) The pro forma financial statements assume that the $2.5 million Private Placement will be fully subscribed, resulting in net proceeds to UCI of $2,270,000 after payment of placement agent commissions and expenses. Solely for purposes of these pro forma financial statements, the Private Placement is assumed to result in the sale of 1,081,081 shares of Common Stock at a price of $2.3125 (the closing price of the Common Stock on the day prior to the public announcement of the Acquisition), and the issuance of one attached Common Stock purchase warrant for every two shares of Common Stock sold, for a total of 540,540 warrants issued. The earnings per share computation includes the shares issuable under these warrants.

        The following reflects the effects of the Private Placement on the pro forma financial statements:

        $     54,054  Common Stock (1,081,081 shares, par value $0.05 per share)
           2,215,946  Additional paid-in capital
         -----------
          $2,270,000  Net increase in cash
         ===========

(d) Excess of acquisition cost over the fair values of net assets acquired represents goodwill of $5,160,541, which when reduced by acquired goodwill of $1,515,883 results in a $3,644,658 adjustment to goodwill.

(e) Net decrease in salaries paid to former corporate officers is $78,750 for three months and $315,000 annually.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



(f) Net decrease in salaries for clinic based administrative personnel is $37,500 for three months and $150,000 annually.

(g) Amortization of goodwill on a straight line basis over 15 years is $86,009 for three months and $344,036 annually.

(h) Net increase in amortization expense related to building improvements in leased real estate is $5,000 for three months and $20,000 annually.

(i) As a privately held corporation, MHC was not required to, and did not, compute earnings per share.

                               THE ANNUAL MEETING

BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING

         PROPOSALS TO BE VOTED UPON

         This Proxy Statement is furnished to holders of Common Stock in connection with the solicitation of proxies by the UCI Board for use at the Annual Meeting of Stockholders of UCI to be held for the purposes described in this Proxy Statement. Each copy of this Proxy Statement mailed to a holder of Common Stock is accompanied by a form of proxy for use at the Annual Meeting. There are two sets of proposals - one set relates to the Acquisition and the other set relates to general business in connection with the Annual Meeting.

         ACQUISITION PROPOSALS

         UCI stockholders will be asked at the Annual Meeting to approve the following proposals which relate to the Acquisition:


         1. Issuance of shares of Common Stock in connection with the Acquisition (the "Share Issuance Proposal").

         2. Amendment of Article Fourth of the UCI Certificate to increase the authorized shares of Common Stock from 10 million shares to 30 million shares (the "Authorized Capital Stock Proposal").

         ANNUAL MEETING PROPOSALS

         In connection with the Annual Meeting, UCI stockholders will be asked:

         1. To elect three members of the UCI Board, each to hold office for a three-year term ending on the date of the annual meeting of stockholders in the year 2001 and until such director's respective successor shall have been duly elected and qualified.

         2. To approve the adoption of the UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan for officers, directors, employees and consultants of UCI and its subsidiaries (the "1997 Incentive Plan Proposal").

         3. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998 (the "Ratification of Auditors Proposal").

         DATE, TIME AND PLACE OF MEETING

         The Annual Meeting will be held on Monday, March 30, 1998 at 10:00 a.m. local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina 29210.

         RECORD DATE

         Only holders of record of Common Stock at the close of business on February 10, 1998 (the "Record Date") are entitled to notice of and will be entitled to vote at the Annual Meeting.

         SHARES OUTSTANDING AND ENTITLED TO VOTE

         The Common Stock is entitled to one vote per share on each matter that is presented for stockholder approval at the Annual Meeting. At the close of business on the Record Date, there were 6,052,164 shares of Common Stock outstanding and entitled to vote, held of record by 631 stockholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting.

         VOTING AND REVOCATION OF PROXIES

         The form of proxy accompanying this Proxy Statement is solicited on behalf of the UCI Board for use at the Annual Meeting. You are requested to complete, date and sign the accompanying form of proxy and promptly return it in the accompanying envelope or otherwise mail it to UCI. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted FOR each of the proposals described in this Proxy Statement, including election of the director nominees set forth in this Proxy Statement.

         The UCI Board does not presently intend to bring any business before the Annual Meeting other than the specific UCI proposals referred to in this Proxy Statement and specified in the notice of the Annual Meeting. So far as is known to the UCI Board, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

         Any UCI stockholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Corporate Secretary of UCI a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         QUORUM

         The quorum required for the transaction of business at the Annual Meeting is a majority of shares of Common Stock, or 3,026,083 shares, issued and outstanding on the Record Date, which shares must be present in person or represented by proxy at the Annual Meeting. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and therefore will be counted for purposes of determining whether there is a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the stockholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of UCI may solicit proxies for the reconvened Annual Meeting in person or by mail, telephone or telegraph. At any such reconvened Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

         VOTE REQUIRED

         GENERAL

         Under the NASD rules, approval by the affirmative vote of the holders of a majority of the total votes cast on the Share Issuance Proposal, in person or by proxy, is required to approve the Share Issuance Proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

         Under the DGCL, approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the Authorized Capital Stock Proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         Under the DGCL, the three director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. The UCI Certificate does not allow for cumulative voting in the election of directors.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each of the 1997 Incentive Plan Proposal and the Ratification of Auditors Proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposals. Approval of the 1997 Incentive Plan Proposal is required pursuant to the rules and bylaws of the NASD and by the Code.

                           A broker non-vote occurs when a broker or other
nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.

         SHAREHOLDER AGREEMENTS

         Each of M. F. McFarland, III, M.D., CHC and CP&C has separately agreed with MHC in agreements dated February 9, 1998, to vote shares of Common Stock as to which each of them has voting control in favor of the proposals relating to the Acquisition to be presented at the Annual Meeting. Each of them has also indicated to the Company their intent to vote in favor of all other proposals scheduled to be presented at the Annual Meeting. As of the Record Date, these shares represented 52.3 percent of the outstanding Common Stock.

         BASED ON THESE NUMBERS, APPROVAL OF ALL PROPOSALS AND THE ELECTION OF THE THREE DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK IS ASSURED, REGARDLESS OF THE VOTE CAST BY ANY OTHER UCI STOCKHOLDER.

         SOLICITATION OF PROXIES AND EXPENSES

         UCI will bear the cost of preparing, assembling and mailing this Proxy Statement and the accompanying form of proxy to stockholders. In addition to solicitation by mail, the directors, officers and employees of UCI may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. No compensation will be paid for such solicitations. UCI may request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, UCI, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

DESCRIPTION OF PROPOSALS

         The UCI Board has considered each of the proposals described in this Proxy Statement and believes that each proposal is in the best interests of UCI stockholders.

         THE UCI BOARD RECOMMENDS, BY THE UNANIMOUS CONSENT OF ALL DIRECTORS, THAT YOU VOTE FOR EACH PROPOSAL DESCRIBED IN THIS SECTION.

                       YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         SHARE ISSUANCE PROPOSAL

         Because the shares of Common Stock to be issued in the Acquisition exceed 20 percent of the number of shares of Common Stock outstanding, the NASD rules require that UCI stockholders approve the share issuance. Approval of this proposal is also required to consummate the Acquisition.

         AUTHORIZED CAPITAL STOCK PROPOSAL

         The Authorized Capital Stock Proposal provides that Article Fourth of the UCI Certificate will be amended to increase the authorized shares of Common Stock from 10 million shares to 30 million shares. The remaining shares of authorized but unissued Common Stock may thereafter be used for general corporate purposes, including in connection with future acquisitions. Approval of this proposal is required to consummate the Acquisition. The full text of the Authorized Capital Stock Proposal is included in Appendix B attached to this Proxy Statement.

         ELECTION OF DIRECTORS

         Three directors are to be elected at the Annual Meeting. The UCI Certificate provides for a classified Board of Directors so that, as nearly as possible, one-third of the UCI Board is elected each year to serve a three-year term. Pursuant to the authority granted to it under the UCI Bylaws, the UCI Board has set the size of the UCI Board at seven members with staggered terms expiring at the forthcoming Annual Meeting and at the annual meetings of stockholders in the years 1999 and 2000. Charles P. Cannon, A. Wayne Johnson and Ashby M. Jordan, M.D. have been nominated by the UCI Board for election as directors at the forthcoming Annual Meeting for terms expiring at the annual meeting of stockholders in the year 2001. Mr. Cannon's and Dr. Jordan's terms as directors expire at the forthcoming Annual Meeting. See "Directors and Executive Officers."

         The persons named in the accompanying proxy have been designated by the UCI Board and, unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A stockholder executing the enclosed proxy may vote for the nominees or may withhold such vote from the nominees. In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such stockholder's specifications. Although it is not contemplated that the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of another person in accordance with their best judgment.

         Pursuant to the Acquisition Agreement, in the event Mr. Johnson is not elected to the UCI Board at the Annual Meeting, promptly following the closing of the Acquisition, the UCI Board, acting pursuant to the authority granted to it under the UCI Bylaws, will increase the size of the UCI Board to eight directors, and Mr. Johnson is to be appointed by the UCI Board as the director to fill the vacancy created by such expansion of the size of the UCI Board.

         1997 INCENTIVE PLAN PROPOSAL

         GENERAL. The UCI Board approved the adoption of the UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan (the "Stock Plan") effective as of December 17, 1997, subject to the approval of the Stock Plan by the stockholders at the Annual Meeting. The following discussion of the Stock Plan is qualified in its entirety by reference to the Stock Plan. UCI will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each stockholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Mr. Jerry F. Wells, Jr., Chief Financial Officer, UCI Medical Affiliates, Inc., 1901 Main Street, Suite 1200, Columbia, South Carolina 29201
(803) 252-3661.

         PURPOSE. The Stock Plan is intended to provide UCI with maximum flexibility to meet the evolving needs of UCI and its subsidiaries over the next ten years in providing stock-based incentives and rewards to officers, directors and employees of UCI, and to consultants and advisors to UCI, who are and have been in a position to contribute materially to improving UCI's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of UCI and its stockholders by strengthening UCI's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in UCI's continued success and progress.

         ADMINISTRATION. The UCI Board will oversee and carry out the provisions of the Stock Plan, and may establish one or more Committees (the "Committee") to assume such duties and any other duties as are contemplated for any of such Committees under the terms of the Stock Plan. When and if established by the UCI Board, the Committee will be responsible to the UCI Board for the operation of the Stock Plan and will make recommendations to the UCI Board with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, UCI and its subsidiaries, and with respect to the extent of that participation. (All further references to the Committee contained in this description of the Stock Plan should be deemed to be references to the UCI Board to the extent that a Committee has not been established by the Board.) The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it will be final. All awards made under the Stock Plan will be evidenced by written agreements between UCI and the participant.

         OPERATION. The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan will be effective for a term of ten years after the effective date of its adoption by the UCI Board. A maximum of 1,500,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the UCI Board has reserved 1,500,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of UCI affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. UCI intends to register the shares of Common Stock reserved under the Stock Plan under the 1933 Act.

         All obligations of UCI under the Stock Plan and under any award granted under the Stock Plan will be binding upon any successor to UCI, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of UCI, or a merger, consolidation or otherwise. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a change in control of UCI, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on Restricted Stock will lapse. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 35 percent or more of the outstanding Common Stock; the change over a two-year period of the makeup of a majority of the members of the UCI

Board; a tender offer to acquire control of the outstanding Common Stock; and shareholder approval of the liquidation of UCI, the sale of substantially all of its assets, or the merger, consolidation or reorganization of UCI where the voting securities of UCI prior to such event do not continue to constitute at least 65 percent of the voting securities of the surviving entity.

         ELIGIBILITY. Each officer, director and employee of UCI or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to UCI or any of its subsidiaries. The Committee will select the individuals who will participate in the Stock Plan, and members of the Committee will not be restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. On the date of this Proxy Statement, seven directors, approximately 450 employees and no consultants and advisors were eligible to participate in the Stock Plan. The Committee may grant awards under the Stock Plan to any officer, director or other employee of, or any consultant or advisor to, UCI or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions.

         No awards may be granted under the Stock Plan after December 17, 2007. The Board may terminate the Stock Plan sooner without further action by the stockholders. The UCI Board also may amend the Stock Plan without stockholder approval, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the stockholders.

         STOCK OPTIONS. The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Code and non-transferable NSOs that do not so qualify. The option exercise price of each option will be determined by the Committee in its sole discretion, but may not be less than the fair market value of the Common Stock on the date the option is granted in the case of ISOs and may not be less than 50 percent of such fair market value in the case of NSOs. On March ____, 1998, the reported last sale price of the Common Stock on the Nasdaq SmallCap Market was $______ per share.

         The term of each option will be fixed by the Committee, but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of Common Stock or a combination of cash and shares.

         Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period shall extend to one year, or
(b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon UCI's notice to the participant that UCI will no longer transact business with the consultant or advisor.

         To qualify as ISOs, options must currently meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large stockholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

         STOCK APPRECIATION RIGHTS. The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the Common Stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50 percent of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with UCI are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

         RESTRICTED STOCK AWARDS. The Committee may also award shares of Common Stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of shares of Restricted Stock shall be determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with UCI in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock will be non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to UCI for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement.

         CURRENT AWARDS. The number and value of awards that may be granted under the Stock Plan in the future to officers, directors and employees of, and consultants and advisors to, UCI or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee. As of the date of this Proxy Statement, one award of an ISO for the purchase of 60,000 shares of Common Stock at an exercise price of $1.75 per share was made effective December 17, 1997 to an officer (non-executive) of UCI. One-third of that ISO vests on each of the first three anniversaries of its date of grant. As of the date of this Proxy Statement, no other grants of any awards have been approved under the Stock Plan to any other persons.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

         INCENTIVE STOCK OPTIONS: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to UCI for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) UCI will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by UCI. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock, and special rules may also apply where the optionee is subject to Section 16(b) of the 1934 Act. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

         NONQUALIFIED STOCK OPTIONS: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and UCI receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the 1934 Act.

         STOCK APPRECIATION RIGHTS: No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. UCI will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

         RESTRICTED STOCK AWARDS: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and UCI will receive a corresponding deduction. However, unless prohibited by any award agreement, a recipient may elect under Section 83(b) of the Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

         The foregoing discussion is provided for the information of stockholders and is not a complete description of the federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

         RATIFICATION OF AUDITORS PROPOSAL

         The UCI Board, adopting the recommendation of the Audit Committee of the UCI Board (the "Audit Committee"), has appointed the certified public accounting firm of Price Waterhouse LLP as UCI's independent auditors for the fiscal year ending September 30, 1998, subject to ratification by the stockholders at the Annual Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be available to respond to questions and may make a statement if such representatives so desire.

DIRECTORS AND EXECUTIVE OFFICERS

         DIRECTORS

         The following sets forth certain information concerning the persons nominated for election as directors and the current directors whose terms will continue beyond the Annual Meeting.

         DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2001

         CHARLES P. CANNON, 47, has served as a director of UCI since September 1995, as Vice President, Corporate Controller and Assistant Treasurer for BCBS since April 1988 and as Assistant Treasurer for its subsidiary, CHC, since April 1988. Prior to joining BCBS in April 1988, he was a Senior Manager and consultant for Price Waterhouse LLP for eleven years. Mr. Cannon is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, the Institute of Management Accountants and the Tennessee Society of Certified Public Accountants.

         A. WAYNE JOHNSON, 46, has served as Chairman and Chief Executive Officer of MHC from its inception in February 1996. Mr. Johnson has 23 years of entrepreneurial and business operations experience in the field of financial services and corporate development. Prior to co-founding MHC in February 1996, Mr. Johnson had served since 1991 as President of one of the major operating subsidiaries of First Data Corporation and Chief Marketing Officer and strategic planner for First Data Card Services Group, a subsidiary of First Data Corporation. Mr. Johnson was the founder of both Integratec, a collection company, and QualiServ, a credit card outsourcing service company.


         ASHBY M. JORDAN, M.D., 58, has served as a director of UCI since August 1996 and as Vice President of Medical Affairs of BCBS since December 1986. Prior to joining BCBS, Dr. Jordan was the Vice President of Medical Affairs for CIGNA HealthPlan of South Florida, Inc. Dr. Jordan is Board Certified by the American Board of Pediatrics.

         DIRECTORS WHOSE TERMS EXPIRE IN 2000

         M.F. MCFARLAND, III, M.D., 49, has served as Chairman of the Board, President and Chief Executive Officer of UCI since January 1987 and as a director of UCI since September 1984. From September 1984 until January 1987, he served as Vice President of UCI. He has served as President and as the sole director of UCI-SC and DC-SC for over five years and of UCI-GA since its organization in February 1998. He served as Associate Professional Director of the Emergency Department of Richland Memorial Hospital in Columbia, South Carolina from 1978 to 1981 and was President of the South Carolina Chapter of the American College of Emergency Physicians in 1979. Dr. McFarland is currently a member of the Columbia Medical Society, the South Carolina Medical Association and the American Medical Association.

         CHARLES M. POTOK, 48, has served as a director of UCI since September 1995 and as Executive Vice President and Chief Operating Officer of CP&C since March 1984. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining CP&C, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance.

         DIRECTORS WHOSE TERMS EXPIRE IN 1999

         HAROLD H. ADAMS, JR., 50, has served as a director of UCI since June 1994 and as President and owner of Adams and Associates, International, Adams and Associates, and Southern Insurance Managers since June 1992. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 25 years of involvement in the insurance industry and is a member of many professional and civic organizations.

         THOMAS G. FAULDS, 56, has served as a director of UCI since August 1996 and as Executive Vice President of Private Business for BCBS since October 1991. Mr. Faulds has been with BCBS since March 1972 where he has served in key senior management positions in government programs, information systems and operations.

         EXECUTIVE OFFICERS

         The following sets forth certain information concerning the persons who currently serve as executive officers of UCI who do not also serve on the UCI Board.

         JERRY F. WELLS, JR., 35, has served as Chief Financial Officer and Executive Vice President of Finance of UCI since he joined UCI in February 1995 and as Corporate Secretary of UCI since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, and of UCI-GA since its organization in February 1998, and as Corporate Secretary of DC-SC since December 1996. Prior to joining UCI, he served as a Senior Manager and consultant for Price Waterhouse LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants and the North Carolina CPA Association.

         D. MICHAEL STOUT, M.D., 52, has served as Executive Vice President of Medical Affairs of UCI since 1985. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society and the American College of Physician Executives.

         JON G. KEITH, 48, has served as Executive Vice President and Chief Operating Officer of UCI and as Chief Operating Officer of UCI-SC since he joined the Company in January 1997. From 1985 until he joined the Company, Mr. Keith served as Vice President for Corporate Services and Vice President for Administration for Baptist Healthcare System of South Carolina and Baptist Medical Center. Mr. Keith is a Diplomate with the American College of Healthcare Executives and a member of the Medical Group Management Association.

         JITENDRA S. MEHTA, 46, has served as Executive Vice President of Development and Procurement of UCI since he joined the Company in November 1993. Mr. Mehta has an extensive background in hospital and medical personnel administration. He served as Business Director of Multispecialty Clinic in Maryland from 1985 to 1989 and served as Vice President and Partner of Citrus Diagnostic Center from 1990 to 1993. Mr. Mehta is currently a member of American Registry for Radiological Technology and the Nuclear Medicine Technologist Certification Board.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the directors and officers of UCI to file reports of holdings and acquisitions in Common Stock with the SEC. Based on UCI records and other information, UCI believes that all SEC filing requirements applicable to its directors and officers were complied with in respect to the Company's fiscal year ended September 30, 1997.

         BOARD OF DIRECTORS AND BOARD COMMITTEES

         THE UCI BOARD

         The UCI Board had a total of four regular meetings and no special meetings during the Company's fiscal year ended September 30, 1997. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served. Among the standing committees established by the UCI Board are a Compensation Committee, an Audit Committee, and a Revenue Enhancement Committee. The UCI Board does not have a nominating committee for recommending to stockholders candidates for positions on the UCI Board. Currently, seven directors serve on the UCI Board.

         AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Adams and Cannon. This committee recommends to the UCI Board the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal control structure, reviews and approves the terms of acquisitions between the Company and any related party entities, undertakes certain other activities related to the fiscal affairs of the Company and makes recommendations to the UCI Board as may be appropriate. This committee met once during the Company's fiscal year ended September 30, 1997.

         COMPENSATION COMMITTEE

         The Compensation Committee consists of Messrs Adams, Cannon, Potok and Russell J. Froneberger. (Mr. Froneberger is not standing for reelection at the Annual Meeting.) This committee monitors the Company's executive compensation plan, practice and policies, including all salaries, bonus awards and fringe benefits, and makes recommendations to the UCI Board with respect to changes in existing executive compensation plans and the formation and adoption of new executive compensation plans. This committee met once during the Company's fiscal year ended September 30, 1997.

         THE REVENUE ENHANCEMENT COMMITTEE

         The Revenue Enhancement Committee consists of Messrs. Adams, Faulds, Froneberger and Potok. This committee monitors the Company's ancillary and complementary services, and makes recommendations to the UCI Board with respect to changes in such existing services. This committee met once during the Company's fiscal year ended September 30, 1997.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation earned during the fiscal year ended September 30, 1997 and during each of the two prior fiscal years by the President and Chief Executive Officer of UCI and the executive officers of UCI whose annual compensation from UCI exceeded $100,000 for all services provided to the Company. No other executive officer of the Company earned compensation in excess of $100,000 for services provided to the Company in any of the three fiscal years reflected in the table.

                           SUMMARY COMPENSATION TABLE



                                                                                           Long Term
                                                                                          Compensation

                                                Annual Compensation                          Awards
                                  -----------------------------------------------      ------------------
                                                                                       Securities
                                   Fiscal                                              Underlying                All Other
Name and Principal  Position        Year        Salary(1)        Bonus (1)              Options               Compensation(2)
----------------------------       ------      -----------      -----------            ---------             ----------------
M.F. McFarland, III, M.D.          1997     $ 316,540 (3)      $   - 0- (4)             141,675                 $ 7,968
   CHAIRMAN, PRESIDENT AND         1996       315,000 (3)        63,500 (4)              30,000                   7,368
   CHIEF EXECUTIVE OFFICER         1995       194,616 (3)       145,000 (4)              35,000                   6,818

D. Michael Stout, M.D.             1997     $ 216,825 (5)      $   - 0- (6)              79,825                 $ - 0-
   EXECUTIVE VICE PRESIDENT OF     1996       198,316 (5)          - 0- (6)              10,000                   - 0-
   MEDICAL AFFAIRS                 1995       157,600 (5)        32,000 (6)              20,000                    -0-


(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC.

(2) Amounts included under the heading "All Other Compensation" are comprised of premiums for long term disability and life insurance provided by the Company for the benefit of Dr. McFarland.

(3) For services performed by Dr. McFarland for UCI-SC, a wholly-owned subsidiary of UCI, Dr. McFarland received an annual salary of $157,500 and $157,500 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. McFarland served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. McFarland for DC-SC, an affiliated professional association wholly owned by Dr. McFarland that contracts with UCI-SC to provide all medical services at UCI's medical facilities, Dr. McFarland received an annual salary of $159,040, $157,500, and $194,616 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(4) Pursuant to the employment agreement dated October 1, 1995 between UCI-SC and Dr. McFarland, UCI-SC accrued incentive bonuses during the fiscal years ended September 30, 1997 and 1996 payable to Dr. McFarland of zero and $63,500, respectively, and made no payments to Dr. McFarland against accrued bonuses. DC-SC accrued a bonus payable to Dr. McFarland during the fiscal year ended September 30, 1995 of $145,000. Dr. McFarland received draws from DC-SC out of previously accrued bonuses of $62,000, $120,000 and $167,430 during the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(5) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 and $45,833 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. Stout served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. Stout for DC-SC, Dr. Stout received an annual salary of $166,825, $152,483, and $157,600 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(6) DC-SC accrued and paid bonuses to Dr. Stout of zero, zero and $32,000 during the fiscal years ended September 30, 1997, 1996 and 1995, respectively.


         OPTION GRANTS

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended September 30, 1997 to certain of the executive officers of UCI. (All options reflected below vest one-third on each of the first three anniversaries of the grant date.)

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS




                                                                 PERCENT OF TOTAL
                                     NUMBER OF SECURITIES        OPTIONS GRANTED          EXERCISE OR
                                      UNDERLYING OPTIONS           TO EMPLOYEES            BASE PRICE            EXPIRATION
             Name                          GRANTED                 IN FY 1997             PER SHARE                DATE
------------------------------      -----------------------     ------------------      ----------------      ----------------



M.F. McFarland, III, M.D.                    20,000                       4.49%             $  2.8875          Dec. 18, 2001
   CHAIRMAN, PRESIDENT AND                  121,675                      27.31                 2.1313          June 18, 2002
   CHIEF EXECUTIVE OFFICER

A. Michael Stout, M.D.                        5,000                       1.12                 2.6250          Dec. 18, 2006
   EXECUTIVE VICE PRESIDENT OF               74,825                      16.80                 1.9375          June 18, 2007
   MEDICAL AFFAIRS



         FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to unexercised options to purchase Common Stock held at September 30, 1997. None of the named executive officers exercised any options during the fiscal year ended September 30, 1997.


                              1997 FISCAL YEAR-END
                                  OPTION VALUES





                                         NUMBER OF SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS AT                         IN-THE-MONEY
                                                 FISCAL YEAR END                     OPTIONS AT FISCAL YEAR END
                                     ---------------------------------------      ---------------------------------

               NAME                      EXERCISABLE           Unexercisable         Exercisable        Unexercisable
                                     ------------------      -----------------      -------------      ----------------
M.F. McFarland, III, M.D.                    33,333               173,342             $   -0-             $   44,862
   CHAIRMAN, PRESIDENT AND
   CHIEF EXECUTIVE OFFICER

A. Michael Stout, M.D.                       16,666                93,159                 -0-                42,090
   EXECUTIVE VICE PRESIDENT OF
   MEDICAL AFFAIRS


DIRECTOR COMPENSATION

          Non-employee directors are paid a fee of $500 for attendance at each meeting of the UCI Board. Non-employee directors of UCI are reimbursed by UCI for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the UCI Board.

          During the fiscal year ended September 30, 1996, UCI adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provides for the granting of options to two non-employee directors for the purchase of 10,000 shares of Common Stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued to Harold H. Adams, Jr. and 5,000 options were issued to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. At September 30, 1997, there were stock options outstanding under the 1996 Non-Employee Plan for 10,000 shares, none of which were exercisable.

          During the fiscal year ended September 30, 1997, UCI adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provides for the granting of options to four non-employee directors for the purchase of 20,000 shares of Common Stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued each to Charles P. Cannon, Thomas G. Faulds, Ashby M. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. At September 30, 1997, there were stock options outstanding under the 1997 Non-Employee Plan for 20,000 shares, none of which were exercisable.

EMPLOYEE CONTRACTS

          Effective October 1, 1995, Dr. McFarland entered into a five-year contract with UCI-SC that provides for annual compensation of $157,500, the use of one automobile and an incentive bonus payable at the end of the fiscal year, subject to the determination of the UCI Board and based upon net income and gross revenue of UCI for the same year. Also, effective October 1, 1995, Dr. McFarland entered into a five-year contract with DC-SC that provides for annual compensation of $157,500.

          Effective November 1, 1995, Dr. Stout entered into a five-year contract with UCI-SC that provides for annual compensation of $50,000. Also, effective November 1, 1995, Dr. Stout entered into a five-year contract with DC-SC that provides for annual compensation of $160,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information known to UCI regarding the beneficial ownership of Common Stock as of December 31, 1997. Information is presented for (i) stockholders owning more than five percent of the outstanding Common Stock, (ii) each director, director nominee and executive officer of UCI, individually, and (iii) all directors and executive officers of UCI, as a group.




                                                                 Number of Shares
                          NAME                                Beneficially Owned (1)           Percentage
--------------------------------------------------------     ------------------------      -----------------
Blue Cross Blue Shield of South Carolina (2)....................... 2,624,623                  43.37 %
M.F. McFarland, III, M.D. (3).........................................589,128                   9.65
Harold H. Adams, Jr.....................................................2,500                      *
Charles P. Cannon.........................................................-0-                     -0-
Thomas G. Faulds..........................................................-0-                     -0-
Russell J. Froneberger..................................................2,000                      *
A. Wayne Johnson..........................................................-0-                     -0-
Ashby M. Jordan, M.D......................................................-0-                     -0-
Jon G. Keith.......................................................... 20,500 (4)                  *
Jitendra Mehta.........................................................18,334 (5)                  *
Charles M. Potok..........................................................-0-                     -0-
D. Michael Stout, M.D.................................................280,627 (6)               4.62
Jerry F. Wells, Jr.....................................................33,333 (7)                  *
All current directors and executive officers
   as a group (11 persons)............................................946,422                  15.28 %

------------------------
*       Amount represents less than 1.0 percent.
(1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to UCI that such stockholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that stockholder.
(2) The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by CHC (2,006,442 shares) and CP&C (618,181 shares), each of which is a wholly-owned subsidiary of BCBS.
(3) The business address of the named beneficial owner is 1901 Main Street, Suite 1200, Columbia, SC 29201. Shares reflected in the table include 50,000 shares issuable pursuant to currently exercisable stock options.
(4) Includes 20,000 shares issuable pursuant to currently exercisable stock options.
(5)     All shares are issuable pursuant to currently exercisable stock options.
(6) Includes 21,667 shares issuable pursuant to currently exercisable stock options.
(7)     All shares are issuable pursuant to currently exercisable stock options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

 AGREEMENTS WITH DC-SC

         FACILITIES AGREEMENT

         Pursuant to a Facilities Agreement between UCI-SC and DC-SC (the "Facilities Agreement"), UCI- SC supplies to DC-SC the facilities, equipment and assets of the UCI Centers as well as such non-medical personnel as are reasonably required by DC-SC in the operation of the UCI Centers. In exchange, DC-SC provides the necessary staffing for the performance of medical services at the UCI Centers, including a physician to serve as Executive Medical Director having overall responsibility for the operations of the UCI Centers. From the fees paid each month to DC-SC for services rendered at the UCI Centers, DC-SC retains an amount equal to the cost of all narcotic drugs purchased by DC-SC during the month and an amount sufficient to satisfy the payroll and related personnel costs of DC-SC for physicians and other medical providers at the UCI Centers, with the balance of the fees paid to UCI-SC. During the Company's fiscal years ended September 30, 1997, 1996, and 1995, DC-SC received an aggregate of approximately $27,925,000, $23,254,000, and $17,987,000, respectively, in fees prior to deduction by DC-SC of its payroll and other related deductible costs covered under the Facilities Agreement. For accounting purposes, the operations of DC-SC are combined with the operations of UCI and are reflected in the consolidated financial statements of UCI. Pursuant to the employment agreement between DC-SC and Dr. McFarland, Dr. McFarland serves as Executive Medical Director of the UCI Centers, and is paid an annual salary for his services in such position. Footnotes (3) and (4) of the Summary Compensation Table in this Proxy Statement describe compensation paid to Dr. McFarland by DC-SC during the fiscal years ended September 30, 1997, 1996 and 1995. Pursuant to the employment agreement between DC-SC and Dr. Stout, Dr. Stout provides medical services to DC-SC, and is paid an annual salary for such services. Footnotes (5) and (6) of the Summary Compensation Table in this Proxy Statement describe compensation paid to Dr. Stout by DC-SC during the fiscal years ended September 30, 1997, 1996 and 1995. In September 1996, the Facilities Agreement was renewed for an additional fifteen-year term. In January 1995, the Facilities Agreement was modified to provide UCI-SC with certain rights to terminate the Facilities Agreement (a) upon the death of Dr. McFarland, (b) upon Dr. McFarland ceasing to own, either directly or indirectly, a controlling interest in DC-SC, or (c) upon Dr. McFarland becoming a "disqualified person" as defined by the South Carolina Business Corporation Act of 1988, as amended. Dr. McFarland is the President, sole director and sole owner of DC-SC.

         REFUND AGREEMENT

         Pursuant to a Facilities Fee Refund Agreement (the "Refund Agreement") entered into among UCI, UCI-SC and DC-SC, DC-SC was entitled to receive a refund of a portion of the fees payable to UCI-SC under the Facilities Agreement with respect to fourteen of the UCI Centers. The Refund Agreement was terminated effective October 1, 1995. During UCI's fiscal years ended September 30, 1997 and 1996, UCI-SC made payments to DC-SC of $62,000 and $120,000, respectively, against accumulated refunds payable. At September 30, 1997 and 1996, UCI-SC had refunds payable to DC-SC of approximately $94,000 and $156,000, respectively.

MEDICAL CENTER LEASES

         UCI-SC leases six medical center facilities from CHC and one medical center facility from CP&C under operating leases with fifteen-year terms expiring in 2008, 2009 and 2010. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements. Each of these leases has a five-year renewal option, and a rent guarantee by DC-SC. One of the leases has a purchase option allowing UCI-SC to purchase the center at fair market value after February 1, 1995. Total lease payments made by UCI-SC under these leases during the fiscal years ended September 30, 1997 and 1996 were $319,730 and $306,178, respectively.

         Several of the UCI Centers are leased or were leased from entities owned or controlled by certain principal stockholders and/or members of UCI's management. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         The Doctor's Care Northeast facility is leased from a partnership in which Dr. McFarland is a general partner. The lease was renewed in October 1994 for a five-year term. The lease has two five-year renewal options and provides UCI-SC with an option to purchase the facility at its fair market value after October 1995. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were $45,600 and $45,600, respectively, plus utilities and real estate taxes.

         The Doctor's Care Lexington facility was leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. The Doctor's Care Lexington facility was sold in February 1996 to unrelated third parties who lease it to UCI-SC. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $14,125, respectively, plus utilities and real estate taxes.

         The Doctor's Care West Columbia and the Doctor's Care Beltline facilities were leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. Both of these centers' facilities were sold in May 1996 to unrelated third parties who lease them to UCI-SC. Total lease payments made by UCI-SC under these two leases during the fiscal years ended September 30, 1997 and 1996 were zero and $46,516, respectively, plus utilities and real estate taxes. In connection with its agreement to lease these two facilities, UCI-SC guaranteed the lessor's mortgage debt relating to the two facilities. At September 30, 1997 and 1996, the outstanding balance of such debt was zero.

         The Doctor's Care Lugoff facility was leased directly from Dr. McFarland. This facility was sold in May 1996 to an unrelated third party who leases it to UCI-SC. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $16,613, respectively, plus utilities and real estate taxes.

OTHER TRANSACTIONS WITH RELATED PARTIES

                  At December 31,1997, CHC owned 2,006,442 shares of Common Stock and CP&C owned 618,181 shares of Common Stock, which combine to approximately 43.37 percent of the outstanding Common Stock. Each of CHC and CP&C is a wholly-owned subsidiary of BCBS. The following is a historical summary of purchases of Common Stock by BCBS subsidiaries directly from UCI.



                                                                 Price               Total
      DATE                BCBS               Number               per              Purchase
    PURCHASED          Subsidiary           of Shares            Share               Price
-----------------     -------------      ---------------       ----------       ---------------
    12/10/93               CHC                   333,333         $1.50            $     500,000
    06/08/94               CHC                   333,333          3.00                1,000,000
    01/16/95               CHC                   470,588          2.13                1,000,000
    05/24/95               CHC                   117,647          2.13                  250,000
    11/03/95               CHC                   218,180          2.75                  599,995
    12/15/95               CHC                   218,180          2.75                  599,995
    03/01/96               CHC                   109,091          2.75                  300,000
    06/04/96              CP&C                   218,181          2.75                  599,998

                                       53



    06/23/97              CP&C                   400,000          1.50                  600,000

         The Common Stock acquired by CHC and CP&C directly from UCI was purchased pursuant to exemptions from the registration requirements of federal and state securities laws. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. The shares acquired by CHC and CP&C were purchased at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by UCI in the sale of these unregistered securities and in part as a consequence of the restricted nature of the shares. CHC and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements. BCBS and its subsidiaries have the option to purchase as many shares as may be necessary for BCBS and its subsidiaries to maintain ownership of 47 percent of the outstanding Common Stock in the event that UCI issues additional stock to other parties (excluding shares issued to employees or directors of UCI).

         During the fiscal year ended September 30, 1994, UCI-SC entered into a capital lease purchase agreement with BCBS for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $504,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 1997 is $340,916, which includes lease addenda. The terms of the lease purchase agreement are believed to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the fiscal year ended September 30, 1995, UCI-SC executed a $400,000 note payable to CP&C payable in monthly installments of $4,546 (including 11 percent interest) from April 1, 1995 to March 1, 2010, collateralized by certain accounts receivable. The terms of the agreement with CP&C are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by CHC who have selected DC-SC as their primary care provider. The terms of the agreement with CHC are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         During the fiscal year ended September 30, 1996, BCBS provided a non-interest bearing advance to UCI in the amount of $600,000. This advance was paid in full in December 1996. The terms of this advance are believed to have been no more or less favorable to UCI than those that would have been obtainable through arm's-length negotiations with related third parties for similar arrangements.

         The employees of UCI and its subsidiaries are offered health, life, and dental insurance coverage at group rates from BCBS and its subsidiaries. The group rates offered to the employees of UCI and its subsidiaries are believed to be no more or less favorable to UCI and its subsidiaries than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

         UCI and its subsidiaries contract with Adams and Associates for worker's compensation, and professional liability insurance coverage, which in turn contracts with CP&C to be the insurance carrier for the workers compensation insurance coverage of UCI and its subsidiaries. Aggregate premiums paid during the fiscal year ended September 30, 1997 in connection with such policies were approximately $155,000. During the fiscal year ended September 30, 1996, Adams and Associates provided short-term financing to UCI for approximately $17,000 in workers compensation audit premiums, which was paid in full during the fiscal year ended September 30, 1997. Harold H. Adams, Jr. is the President and owner of Adams and Associates and is also a director of UCI. Effective November 1, 1997, UCI and its subsidiaries no longer contract through Adams and Associates for any of their insurance coverage. Management of UCI believes that the terms of its contracts with Adams and Associates were no more or less favorable to UCI and its subsidiaries than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

         UCI contracts with Global Consulting, Inc. for certain financial and marketing consulting services. Russell J. Froneberger is the President and owner of Global Consulting, Inc. and is also a director of UCI whose term expires at the forthcoming Annual Meeting. Mr. Froneberger is not standing for reelection as a director at the Annual Meeting. Fees paid during the fiscal year ended September 30, 1997 in connection with these services were approximately $96,000. The terms of the contracts with Global Consulting, Inc. are believed to be no more or less favorable to UCI than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

                             ADDITIONAL INFORMATION

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this document that are subject to known and unknown risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of the combined company set forth under "Risk Factors" and "The Acquisition - Description of the Acquisition - Reasons for the Acquisition" and "- Fairness Opinion" and those preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. Such statements reflect the current views of UCI and/or MHC with respect to future events. For those statements as they relate to UCI only, we claim the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995, to the extent provided by applicable law. This safe harbor does not apply to forward-looking statements of MHC because MHC has never registered its securities with the SEC. You should understand that the important factors set forth below, in addition to those discussed elsewhere in this document and in the documents which we incorporate by reference, could affect the future results of the Company and could cause those results to differ materially from those expressed or implied in our forward-looking statements. Although UCI's management believes that their expectations of future performance are based on reasonable assumptions within the bounds of their knowledge of their business and operations, there can be no assurance that actual results will not differ materially from their expectations. Factors which could cause actual results to differ from expectations include, among other things, the difficulty in controlling the Company's costs of providing healthcare and administering its network of medical centers; the possible negative effects from changes in reimbursement and capitation payment levels and payment practices by insurance companies, healthcare plans, government payors and other payment sources; the difficulty of attracting primary care physicians; the increasing competition for patients among healthcare providers; possible government regulations in multiple jurisdictions negatively impacting the existing organizational structure of the Company; the possible negative effects of prospective healthcare reform; the challenges and uncertainties in the implementation of the Company's expansion and development strategy; the dependence on key personnel, a significant delay in the expected date of the closing of the Acquisition; the ability to successfully integrate the management structures of MHC and consolidate the operations of MHC with those of the Company; and other factors described in this document and in other document filed by UCI with the SEC.

STOCKHOLDER PROPOSALS

         Proposals of stockholders of UCI which are intended to be presented by such stockholders at the next Annual Meeting of UCI stockholders must be received by UCI no later than November 6, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

         The UCI Board knows of no other matters which are likely to be brought before the Annual Meeting. If any matters are brought before the Annual Meeting, the proxy agents named in the enclosed proxy will vote on such matters in accordance with their best judgment.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 1997, which has been filed with the SEC, is included in the Company's 1997 Annual Report to Stockholders which accompanies this Proxy Statement.

WHERE YOU CAN FIND MORE INFORMATION

         UCI files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information should also be available for inspection at the offices of the NASD.

         The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about UCI and its finances.



     UCI SEC Filings (File No. 0-13265)                                                     Period
     ----------------------------------                                                     ------
     Annual Report on Form 10-KSB/A.............................................Fiscal year ended September 30, 1997
     Quarterly Report on Form 10-QSB............................................Quarter ended December 31, 1997
     Current Report on Form 8-K.................................................Filed February 17, 1998
     A description of Common Stock
     contained in UCI's Registration
     Statement on Form 8-A......................................................Dated March 6, 1985

         We are also incorporating by reference additional documents we file with the SEC from the date of this Proxy Statement to the date of the Annual Meeting. Any statement in this document or in a document incorporated or deemed to be incorporated by reference in this document shall be deemed to be modified or superseded for purposes of this document to the extent that a statement contained in this document or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this document, except as so modified or superseded.

         UCI has supplied all information contained or incorporated by reference in this Proxy Statement relating to UCI. MHC has supplied all such information relating to its operations. UCI does not take any responsibility for the accuracy of the information provided by MHC.

         A copy of the UCI Form 10-KSB/A for the fiscal year ended September 30, 1997 is included in the UCI Annual Report to Stockholders which accompanies this Proxy Statement. If you are a stockholder, we may have already sent you some of the other documents incorporated by reference, but you can obtain any document incorporated by reference through us, the SEC, or the SEC's Internet web site as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. Stockholders may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone to us at the following address:

                          UCI Medical Affiliates, Inc.
                          Investor Relations Department
                          1901 Main Street, Suite 1200
                         Columbia, South Carolina 29201
                                 (803) 252-3661

         If you would like to request documents from us, please do so by March 20, 1998 to receive them before the Annual Meeting.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS RELATING TO THE ACQUISITION. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 5, 1998. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                      APPENDIX A

                                                         February 9, 1998

The Board of Directors
UCI Medical Affiliates, Inc.
1901 Main Street, Suite 1200
Columbia, SC 29201

Members of the Board of Directors:

         You have requested my opinion, as of this date, as to the fairness, from a financial point of view, to UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), and its stockholders of the terms of the proposed transactions referred to below.

         Pursuant to the proposed Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") dated as of the date hereof, to be entered among UCI, UCI Medical Affiliates of Georgia, Inc. ("UCI-GA"), MainStreet Healthcare Corporation ("MainStreet") and certain of its affiliated entities, the parties thereto are to effect a business combination transaction pursuant to which, on the terms and subject to the conditions set forth in the Acquisition Agreement (the "Proposed Transactions"): (i) UCI-GA and certain of its affiliates will acquire from MainStreet and its affiliates certain assets and liabilities for a purchase price of $8,870,000 consisting of a combination of cash, common stock of UCI and assumption of certain liabilities. I understand that all approvals required for the consummation of the Proposed Transactions have been or, prior to consummation of the Proposed Transactions will be, obtained.

         In arriving at my opinion, I have among other things:

                  (i) reviewed the terms and conditions of the Proposed Transactions, including the draft Acquisition Agreement and the draft agreements ancillary thereto;

                  (ii) analyzed certain financial aspects of the Proposed Transactions and consideration to be paid by UCI and UCI-GA in connection with the Proposed Transactions;

                  (iii) reviewed and analyzed publicly available historical business and financial information relating to UCI and its affiliated entities, as presented in documents filed with the Securities and Exchange Commission and otherwise provided to me by UCI, as well as historical financial information relating to MainStreet and its affiliated entities as provided to me by UCI and MainStreet;

                  (iv) analyzed selected summary non-public financial and operating results of operations of UCI (consolidated) and MainStreet;

                  (v) analyzed the financial conditions and prospects of UCI and MainStreet;

                  (vi) reviewed and analyzed public information, including certain stock market data and financial information relating to selected companies with operating statistics and dynamics similar to those of UCI and MainStreet;

The Board of Directors
UCI Medical Affiliates, Inc.
February 9, 1998
Page 2


                  (vii) reviewed the trading history of UCI's common stock, including such stock's performance in comparison to market indices and to selected companies with operating statistics and dynamics similar to those of UCI;

                  (viii) conferred with the management teams of each of UCI and MainStreet;

                  (ix) reviewed public financial and transaction information relating to premiums and multiples paid in certain merger and acquisition transactions similar to the Proposed Transactions or relevant portions thereof; and

                  (x) conducted such other financial analyses and investigations as I deemed necessary or appropriate for the purposes of the opinion expressed herein.

         In rendering my opinion, I have assumed and relied upon the accuracy and completeness of the financial and other information respecting UCI and MainStreet and any other information provided to me by the parties, and we have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of UCI and MainStreet. With respect to selected summary financial and operating results referred to above, I have assumed they were reasonably prepared on a basis reflecting the best currently available information and the good faith estimates and judgements of the management of UCI as to the future financial performance of UCI and the management of MainStreet as to the future financial performance of MainStreet.

         In addition to my review and analysis of the specific information set forth above, my opinion herein reflects and gives effect to my assessment of general economic, monetary and market conditions existing as of the date of this letter as they may affect the business and prospects of UCI and MainStreet.

         My engagement and the opinion expressed herein are for the benefit of the Board of Directors of UCI in its evaluation of the Proposed Transactions and may not be used for any other purpose without my prior written consent, except that this opinion may be included in its entirety and referred to in any filing made by UCI with the Securities and Exchange Commission with respect to the Proposed Transactions. Furthermore, the opinion rendered herein does not constitute a recommendation that UCI pursue the Proposed Transactions over any other alternative transactions which may be available to UCI or that any stockholder of UCI vote to approve the Proposed Transactions.

         Based on and subject to the foregoing, I am of the opinion that, as of the date of this letter, the terms of the Proposed Transactions are fair, from a financial point of view, to UCI and its stockholders.

                                           Very truly yours,

                                           /s/ Oliver G. Wood, Jr.

                                           Oliver G. Wood, Jr.

                                                                      APPENDIX B

                   PROPOSED AMENDMENTS TO THE UCI CERTIFICATE

                        AUTHORIZED CAPITAL STOCK PROPOSAL

                  The Authorized Stock Proposal provides that the UCI Certificate will be amended by restating the first paragraph of Article Fourth to read in its entirety as follows:

                  "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is as follows: Thirty Million (30,000,000) shares of Common Stock, having a par value of five cents ($.05) per share, amounting in the aggregate to One Million Five Hundred Thousand Dollars ($1,500,000) and Ten Million (10,000,000) shares of Preferred Stock having a par value of one cent ($.01) per share, amounting in the aggregate to One Hundred Thousand Dollars ($100,000)."

                                                                      APPENDIX C

                        INDEX TO FINANCIAL STATEMENTS OF
                        MAINSTREET HEALTHCARE CORPORATION





                                                                                                               Page
Unaudited Consolidated Financial Statements, for the three months and nine months ended December 31, 1997 and 1996:

          Consolidated Balance Sheets ..........................................................................C-2
          Consolidated Statements of Operations.................................................................C-3
          Consolidated Statements of Cash Flows.................................................................C-4
          Notes to Consolidated Financial Statements............................................................C-5

Consolidated Financial Statements as of March 31, 1997 and for the period from
     February 6, 1996 (date of incorporation) to March 31, 1997:
          Independent Auditors' Report .........................................................................C-6
          Consolidated Balance Sheet ...........................................................................C-7
          Consolidated Statement of Operations..................................................................C-8
          Consolidated Statement of Stockholders' Deficit ......................................................C-9
          Consolidated Statement of Cash Flows.................................................................C-10
          Notes to Consolidated Financial Statements...........................................................C-11

Management's Discussion and Analysis of Financial Condition and
     Results of Operations.....................................................................................C-20

                       MainStreet Healthcare Corporation
                          Consolidated Balance Sheets




                                                             December 31, 1997       March 31, 1997
                                                             -----------------       --------------
                                                                (unaudited)            (audited)
Assets
Current Assets:                                                 $    84,340          $     1,950
Cash
Accounts receivable, less allowances for contractural
     adjustments and uncollectible accounts of $1,788,679 and
     $1,258,571, respectively                                     1,486,930            1,110,019
Accounts receivable, stockholders                                    75,576
Redeemable preferred stock subscriptions receivable                    --                750,000
Other receivables                                                    17,995              110,658
Prepaid and other                                                   101,686               44,010
                                                             -----------------       --------------
     Total current assets                                         1,766,527            2,016,637
Property and equipment, net                                       1,562,140            1,422,594
Intangible assets, net                                            1,708,799            1,968,252
Other assets                                                        617,776              388,393
                                                             -----------------       --------------
     Total assets                                               $ 5,655,242          $ 5,795,876
                                                             =================       ==============

Liabilities and Stockholders' Deficit
Current liabilities:
     Accounts payable                                           $ 1,089,166          $   695,411
     Other accrued expenses and liabilities                       1,339,398              615,237
     Current portion of notes payable                               372,052              357,053
     Current portion of capital lease obligations                    69,152                3,401
     Stockholder loan                                                19,476               18,252
                                                             -----------------       --------------
          Total current liabilities                               2,889,244            1,689,354
Notes payable, less current portion                                 589,777              751,261
Capital lease obligations, less current portion                      91,075               14,183
                                                             -----------------       --------------
     Total liabilities                                            3,570,096            2,454,798

Redeemable preferred stock, $.01 par value; 412 shares
     authorized, no shares issued and outstanding                   412,000                 --
5% cumulative redeemable preferred stock, $1,000
     redemption value; 6,000 authorized, 4,367 and 4,117
     shares issued and outstanding                                4,367,000            4,117,000
Class A nonvoting convertible common stock, $.01 par value;
     5,000,000 shares authorized, 276,000 and 268,000 shares
     issued and outstanding, respectively                           696,015              696,015
Stockholder's Deficit
Class B common stock, $.01 par value; 20,000,000 shares
     authorized, 6,460,452 and 5,875,000 shares issued and
     outstanding, respectively                                       64,605               58,750
Additional paid-in capital                                           84,478               81,550
Accumulated deficit                                              (3,538,952)          (1,612,237)
                                                             -----------------       --------------
     Total stockholder's deficit                                 (3,389,869)          (1,471,937)
                                                             -----------------       --------------
     Total liabilities and stockholders' deficit                $ 5,655,242          $ 5,795,876
                                                             =================       ==============

   The accompanying notes are an integral part of these financial statements.

                       MainStreet Healthcare Corporation
                     Consolidated Statements of Operations
                                  (unaudited)

                                               Three Months Ended            Nine Months Ended
                                                  December 31,                  December 31,
                                           --------------------------    --------------------------
                                               1997           1996           1997           1996
                                           -----------    -----------    -----------    -----------
Net patient service revenue                $ 1,641,319    $ 1,039,691    $ 5,078,264    $ 2,107,199
Operating expenses:
     Cost of affiliated physician
          services                             673,764        410,487      2,410,887        777,738
     Clinic salaries, wages and benefits       541,798        309,222      1,789,758        604,091
     Clinic rent and lease expense             140,030         48,763        426,453        120,820
     Clinic supplies                           160,243        136,262        515,767        270,277
     Other clinic costs                        197,259        106,818        671,126        197,666
     General corporate expenses                256,828        127,365        724,258        201,485
     Depreciation and amortization              28,051         29,610        252,462        100,867
                                           -----------    -----------    -----------    -----------
          Total expenses                     1,997,973      1,168,527      6,790,711      2,272,944
                                           -----------    -----------    -----------    -----------

Operating loss                                (356,654)      (128,836)    (1,712,447)      (165,745)
                                           -----------    -----------    -----------    -----------
Other income (expense):
    Interest expense, net                     (102,320)       (37,148)      (214,268)       (37,148)
                                           -----------    -----------    -----------    -----------
          Loss before income taxes            (458,974)      (165,984)    (1,926,715)      (202,893)
Income taxes                                      --             --             --             --
                                           -----------    -----------    -----------    -----------
               Net loss                    $  (458,974)   $  (165,984)   $(1,926,715)   $  (202,893)
                                           ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                       MainStreet Healthcare Corporation
                     Consolidated Statements of Cash Flows
           For the nine month period ended December 31, 1997 and the
       period from February 6, 1996 (incorporation) to December 31, 1996
                                  (unaudited)

                                                           1997                  1996
                                                          ________              _______
OPERATING ACTIVITIES:
Net income                                               $(1,926,715)          $(202,893)
Adjustments to reconcile net income to cash provided
  by operating activities:
    Depreciation and amortization                            252,462             100,867
    Intangible assets and organizational costs              (108,001)                --
    (Increase) decrease in assets:
       Accounts receivable, net                             (376,911)           (307,187)
       Other receivables                                      92,663              (9,898)
       Prepaid expenses and other assets                     (57,676)            (73,009)
    Increase (decrease) in liabilities:
       Accounts payable                                      393,755             455,631
       Other accrued expenses and liabilities                764,161             161,276
                                                            _________           _________
         Net cash provided (used) by operating activities   (966,262)            124,787
                                                            _________           _________
INVESTING ACTIVITIES:
Acquisitions of businesses, net of cash acquired             (80,000)          (1,226,480)
Purchases of property and equipment                         (173,937)            (306,826)
                                                            __________          __________
        Net cash used by investing activities               (253,937)          (1,533,306)
                                                            __________          __________
FINANCING ACTIVITIES:
Net proceeds from issuance of perferred stock                550,972            2,071,607
Proceeds from shareholder loans                                1,224            1,370,300
Proceeds from issuance of common stock                         4,235               65,810
Net borrowings under capital lease obligations               222,643                   --
Receipt of preferred stock subscriptions                     750,000                   --
Repayments of notes payable                                 (226,485)            (317,523)
Repayments of shareholder loans                                   --             (295,141)
                                                           __________           __________
     Net cash provided by financing activities             1,302,589            2,895,053
                                                           ___________          __________
     Net increase in cash and cash equivalents                82,390            1,486,534
Cash and cash equivalents, beginning of period                 1,950                   --
                                                           ___________          ___________
Cash and cash equivalents, end of period                  $   84,340          $ 1,486,534
                                                           ===========          ===========
Cash paid during the year:
  Interest                                                $   90,757          $    17,947
                                                           ===========          ===========
  Income taxes                                            $       --          $        --
                                                           ===========          ===========



 The Accompanying Notes Are An Integral Part Of These Financial Statements.

                       MainStreet Healthcare Corporation
                   Notes to Consolidated Financial Statements

NOTE 1. BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with the requirements for interim financial statements and, accordingly, they are condensed and omit disclosures which would substantially duplicate those contained in the most recent audited financial statements. The financial statements as of December 31, 1997 and for the interim periods ended December 31, 1997 and 1996 are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. Year to date operating results for 1996 are measured from the date of incorporation, February 6, 1996. Operating results for the nine month or the three month periods ended December 31, 1997 are not necessarily indicative of the results that may be expected for the fiscal year ended March 31, 1998. The financial information as of March 31, 1997 has been derived from the audited financial statements as of that date. For further information, refer to the financial statements and the notes included in the financial report of MainStreet Healthcare Corporation ("MHC").

NOTE 2. SUBSEQUENT EVENT

On February 9, 1998, management of MHC signed a definitive Acquisition Agreement whereby UCI Medical Affiliates, Inc. agreed to purchase substantially all of the assets of MHC for $8,050,000, plus the assumption of certain capital lease obligations and the assumption of MHC's debt under its existing line of credit agreement with a financial institution. The acquisition of MHC by UCI Medical Affiliates, Inc is conditioned upon a successful private placement of UCI Medical Affiliates, Inc common stock with parties unrelated to the Acquisition Agreement. The transaction is subject to approval by the stockholders of UCI Medical Affiliates, Inc.

KPMG Peat Marwick LLP
303 Peachtree Street, N.E.
Suite 2000
Atlanta, GA 30308

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
MainStreet Healthcare Corporation:


We have audited the accompanying consolidated balance sheet of MainStreet Healthcare Corporation as of March 31, 1997, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MainStreet Healthcare Corporation at March 31, 1997, and the results of its operations and its cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that MainStreet Healthcare Corporation will continue as a going concern. As discussed in note 1(b) to the consolidated financial statements, MainStreet Healthcare Corporation has suffered recurring losses and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1(b). The accompanying consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

November 14, 1997, except
    as to note 12(b), which is
    as of February 3, 1998                        /s/ KPMG Peat Marwick LLP

                        MAINSTREET HEALTHCARE CORPORATION

                           Consolidated Balance Sheet
                                 March 31, 1997




                                Assets
                                ------
Current assets:
    Cash                                                                       $     1,950
    Accounts receivable, less allowances for contractual adjustments
      and uncollectible accounts of $1,258,571                                   1,110,019
    Redeemable preferred stock subscriptions receivable (notes 4 and 11)           750,000
    Other receivables                                                              110,658
    Prepaid and other                                                               44,010
                                                                                ----------
           Total current assets                                                  2,016,637

Property and equipment, net (notes 3 and 6)                                      1,422,594
Intangible assets, net (notes 3 and 5)                                           1,968,252
Other assets                                                                       388,393
                                                                                ----------
           Total assets                                                        $ 5,795,876
                                                                               ===========

                      Liabilities and Stockholders' Deficit
                      -------------------------------------

Current liabilities:
    Accounts payable                                                           $   695,411
    Other accrued expenses and liabilities                                         615,237
    Current portion of notes payable (notes 3 and 7)                               357,053
    Current portion of capital lease obligation (note 7)                             3,401
    Shareholder loan (note 8)                                                       18,252
                                                                                ----------
           Total current liabilities                                             1,689,354
                                                                                ----------

Long-term liabilities:
    Notes payable, less current portion (notes 3 and 7)                            751,261
    Capital lease obligation, less current portion (note 7)                         14,183
                                                                                ----------
           Total long-term liabilities                                             765,444
                                                                                ----------

           Total liabilities                                                     2,454,798

Redeemable preferred stock, $.01 par value; 13,250 shares authorized,
    no shares issued and outstanding                                                  --
5% cumulative redeemable preferred stock, $1,000 redemption value;
    6,000 shares authorized, 3,367 shares issued and outstanding, 750
    shares subscribed (notes 4, 11, and 12)                                      4,117,000
Class A nonvoting convertible common stock, $.01 par value;
    5,000,000 shares authorized, 268,000 shares issued and outstanding             696,015

Stockholders' deficit (note 4):
    Class B common stock, $.01 par value; 20,000,000 shares authorized,
      5,875,000 shares issued and outstanding                                       58,750
    Additional paid-in capital                                                      81,550
    Accumulated deficit                                                         (1,612,237)
                                                                                ----------
           Total stockholders' deficit                                          (1,471,937)
                                                                                ----------

           Total liabilities and stockholders' deficit                         $ 5,795,876
                                                                               ===========



See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                      Consolidated Statement of Operations

    For the period February 6, 1996 (date of incorporation) to March 31, 1997




Net patient service revenue                         $ 3,665,982
                                                    -----------

Operating expenses:
    Cost of affiliated physician services             1,733,826
    Clinic salaries, wages, and benefits              1,131,729
    Clinic rent and lease expense (notes 7 and 8)       306,571
    Clinic supplies                                     287,431
    Other clinic costs                                  428,987
    General corporate expenses (note 8)                 571,499
    Depreciation and amortization (notes 5 and 6)       217,029
    Clinic start-up expenses                            307,419
                                                    -----------
           Total expenses                             4,984,491
                                                    -----------

           Operating loss                            (1,318,509)

Interest expense, net (note 7)                          161,774
Loss on clinic disposals (note 12(a))                    88,990
                                                    -----------
           Loss before income taxes                  (1,569,273)

Income taxes (note 9)                                      --
                                                    ------------
           Net loss                                 $(1,569,273)
                                                    ===========


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                 Consolidated Statement of Stockholders' Deficit

    For the period February 6, 1996 (date of incorporation) to March 31, 1997



                                        Class B
                                     Common Stock         Additional                   Total
                                ----------------------      Paid-in   Accumulated    Stockholder's
                                  Shares       Amount       Capital     Deficit        Deficit
                                  ------       ------       -------     -------        -------
Balance at February 6, 1996          --     $     --           --           --            --
Issuance of common stock        5,875,000       58,750       38,586                     97,336
Accretion of difference
   Between fair value and
   guaranteed value of stock
   issued in connection with
   acquisition (note 3)              --           --         42,964      (42,964)         --
Net loss                             --           --           --     (1,569,273)   (1,569,273)
                               ----------   ----------   ----------   ----------    ----------
Balance at March 31, 1997       5,875,000   $   58,750       81,550   (1,612,237)   (1,471,937)
                               ==========   ==========   ==========   ==========    ==========


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                      Consolidated Statement of Cash Flows

    For the period February 6, 1996 (date of incorporation) to March 31, 1997


Operating activities:
    Net loss                                                             $(1,569,273)
    Adjustments to reconcile net loss to net cash provided
      (used) by operating activities:
        Depreciation and amortization                                        217,029
        Changes in operating assets and liabilities, net of effects of acquisitions:
             Accounts receivable, net                                       (517,720)
             Other receivables                                              (110,658)
             Prepaid expenses and other assets                               (64,010)
             Accounts payable                                                580,688
             Other accrued expenses and liabilities                          615,237
                                                                          ----------
                Net cash used by operating activities                       (848,707)
                                                                          ----------

Investing activities:
    Acquisitions of businesses, net of cash acquired (note 3)             (1,226,480)
    Purchases of property and equipment                                     (631,279)
                Net cash used by investment activities                    (1,857,759)
                                                                          ----------

Financing activities:
    Net proceeds from issuance of preferred stock                          2,071,607
    Proceeds from shareholder loans                                        1,370,300
    Proceeds from issuance of common stock                                    65,810
    Net borrowings under capital lease obligations                            17,584
    Repayment of notes payable                                              (423,363)
    Repayment of shareholder loans                                          (393,522)
                                                                          ----------
                Net cash provided by financing activities                  2,708,416
                                                                          ----------

                Net increase in cash                                           1,950

Cash at beginning of period                                                     --
                                                                          ----------

Cash at end of period                                                    $     1,950
                                                                         ===========

Supplemental disclosure of cash flow information-
    cash paid during the period for:
      Interest                                                           $    55,476
      Income taxes                                                              --


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements
                                 March 31, 1997

(1) Organization and Basis of Presentation

        (a) Description of Business

            MainStreet Healthcare Corporation ("the Company") was incorporated on February 6, 1996. The Company was organized to purchase general practitioner outpatient clinics in Georgia and Tennessee. After purchasing a clinic, the Company focuses on centralizing fixed costs and reducing the overall overhead of each outpatient clinic in order to maximize income and cash flow. During the period from February 6, 1996 to March 31, 1997, MainStreet acquired 12 primary care clinics.

        (b) Basis of Presentation

            The consolidated financial statements have been prepared on the accrual basis of accounting and include the accounts of the Company and the affiliated professional corporations ("Professional Corporations"). Through the clinic services agreements between the Company and the Professional Corporations, the Company has assumed full responsibility for the operating expenses in return for the assignment of the revenue of the professional corporations.

            The Company has perpetual, unilateral control over the assets and operations of the Professional Corporations, and notwithstanding the lack of technical majority ownership of the stock of such entities, consolidation of the various professional corporations is necessary to present fairly the financial position and results of operations of the Company because of control by means other than ownership of stock. Control by the Company is perpetual rather than temporary because of (i) the length of the original terms of the agreements,
            (ii) the successive extension periods provided by the agreements,
            (iii) the continuing investment of capital by the Company, (iv) the employment of the nonphysician personnel, and (v) the nature of the services provided to the Professional Corporations by the Company. All intercompany accounts and transactions have been eliminated in the consolidation.

            The Company has experienced recurring losses since its inception, including approximately $1,900,000 (unaudited) from April 1, 1997 through December 31, 1997, and has a net working capital deficiency of approximately $1,200,000 (unaudited) as of December 31, 1997. Management has entered into a letter of intent to sell its operating clinics at an amount that in its opinion would generate sufficient value to satisfy all its outstanding debt obligations in either cash or stock (see note 12(b)). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(2) Summary of Significant Accounting Policies

        (a) Property and Equipment

            Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements

            Equipment held under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the assets.

        (b) Intangible Assets

            (1) Noncompete Agreements

                In connection with certain clinic acquisitions, the Company entered into noncompete agreements with physicians. Such agreements are being amortized using the straight-line method over the terms of the agreements, generally three to five years.

            (2) Excess of Cost

                Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line method over the expected periods to be benefited, generally fifteen years. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds. The assessment of recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved. In management's estimation, the remaining amount of goodwill has continuing value.

        (c) Net Revenue

            Patient revenue is recorded at established rates reduced by allowances for doubtful accounts and contractual adjustments. Contractual adjustments arise due to the terms of certain reimbursement and managed care contracts. Such adjustments represent the difference between charges at established rates and estimated recoverable amounts and are recognized in the period the services are rendered. Any differences between estimated contractual adjustments and actual final settlements under reimbursement contracts are reported as contractual adjustments in the year final settlements are made.

        (d) Income Taxes

            The Company accounts for income taxes using the asset and liability method of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("SFAS No. 109"). Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


            Prior to the merger of MainStreet Georgia with and into MainStreet Delaware, as discussed in note 4, the Company was taxed as an S Corporation under the Internal Revenue Code. As a result, the Company has been taxed in a manner similar to a partnership for the period prior to December 9, 1997, and has not provided any federal or state income taxes as the results of operations were passed through to, and the related income taxes became the individual responsibility of the Company's shareholders.

        (e) Impairment of Long-Lived Assets

            Financial Accounting Standards No. 121 ("SFAS No. 121"), ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, requires the Company to review for the impairment of long-lived assets and certain identifiable intangibles to be held and used by the Company whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

            The statement also addresses the accounting for long-lived assets that are expected to be disposed. SFAS No. 121 is applicable for most long-lived assets, identifiable intangibles, and goodwill related to those assets. Management has determined that long-lived assets are fairly stated in the accompanying consolidated balance sheet and that no indicators of impairment are present.

        (f) Redeemable Preferred Stock Offering Costs

            Costs associated with the issuance of mandatory redeemable preferred stock have been capitalized and are being amortized using a straight-line method over five years and are included in other assets in the accompanying consolidated balance sheet (see note 5).

        (g) Use of Estimates

            Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3) Acquisitions

    The Company acquired, through its wholly owned subsidiaries, certain operating assets of 12 primary care physician clinics.

    Simultaneous with each acquisition, the Company enters into long-term clinic services agreements. Under these agreements, the Company manages all aspects of the affiliated practice other than the provision of medical services, which is controlled by the physician groups. For providing services under the clinic services agreements, the physicians receive compensation based on individually negotiated contracts. Generally, the clinic service agreements cannot be terminated by the physician group or the Company without cause, which includes material default or bankruptcy of either party.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


    The acquisitions have been accounted for by the purchase method of accounting and, accordingly, the purchase price has been allocated to the net assets acquired and the liabilities assumed based upon the fair values at the dates of acquisition. In connection with the acquisitions, the Company issued 268,000 shares of common stock in MainStreet Healthcare Corporation. The Company guaranteed the fair market value of the stock to be $5 per share at various dates in the future and recorded the stock by discounting the guarantee price using a risk- based interest rate of 15%. The difference between the fair value and guaranteed value of stock issued in connection with the issuance of stock of $643,395 is being accreted over the period from the date of issuance to the various settlement dates through periodic charges to accumulated deficit. The Company also issued $1,531,677 in notes payable. The excess of the purchase price over the fair values of the net assets acquired was $1,813,179 and has been recorded as goodwill and is being amortized using a straight-line method over 15 years. The composition of acquisition of businesses, net of cash acquired, is set forth below:


    Working capital, other than cash                     $   477,577
    Property and equipment                                   862,916
    Noncompete agreements                                    300,500
    Excess of costs over fair value of assets acquired     1,813,179
    Less:
       Value of stock issued                                (696,015)
       Value of notes payable issued                      (1,531,677)
                                                         -----------
              Cash purchase price, net of cash acquired  $ 1,226,480
                                                         ===========



    The operating results of the acquired clinics have been included in the consolidated statement of operations from the respective dates of acquisition.

(4) Reorganization

    MainStreet Healthcare Corporation (MainStreet Georgia) was organized on February 6, 1996 as a Georgia Corporation and was authorized 10,000,000 shares of no par common stock of which 5,375,000 shares were issued.

    On December 4, 1996, MainStreet Healthcare Corporation (MainStreet Delaware) was incorporated and was authorized 10,000,000 shares of no par common stock. Effective December 9, 1996, the shareholders of MainStreet Georgia exchanged their shares for equal shares in MainStreet Delaware pursuant to a merger of MainStreet Georgia with and into MainStreet Delaware.

    On December 11, 1996, MainStreet Delaware amended and restated the Certificate of Incorporation in order to give MainStreet Delaware the authority to issue preferred stock and common stock as follows:

         (a) 20,000 shares of Preferred Stock, par value $.01 per share. MainStreet Delaware's Board of Directors has the authority to fix the terms of the Preferred Stock.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


         (b) 5,000,000 shares of Class A Non-Voting Convertible Common Stock, par value $.01 per share. One share of Class A Non-Voting is convertible upon: (i) a Qualified Public Offering; (ii) a sale of MainStreet Delaware; or (iii) a sale of a majority of the Class B Common Stock, into one fully paid and non-assessable share of Class B Common Stock.

         (c) 20,000,000 shares of Class B Common Stock, par value $.01 per share. The Class A and Class B common stocks are identical, except with respect to voting rights, where the Class A shares have no voting rights. The Class A shares are nonvoting convertible into one share of Series B stock upon: (i) a Qualified Public Offering;
             (ii) a sale of the Company; or (iii) a sale of a majority of the shares of Class B stock.

    Effective December 12, 1996, MainStreet Delaware entered into a recapitalization agreement. The shareholders of MainStreet Georgia exchanged a total of 5,375,000 shares of no par common stock in MainStreet Georgia and $948,026 of debt owed by MainStreet Georgia to the shareholders for 2,350,000 shares of no par common stock and 927 shares of five percent cumulative mandatory redeemable preferred stock in MainStreet Delaware. In addition, Penman Private Equity and Mezzanine Fund, L.P., (Penman) purchased 3,525,000 shares of Class B Common Stock for $60,000 and 2,440 shares of five percent mandatory redeemable preferred stock in MainStreet Delaware for $2,071,607, net of offering expenses of $368,393. The preferred stock is mandatory redeemable on December 12, 2001.

    On March 21, 1997, Penman subscribed to 750 shares of the five percent mandatory redeemable preferred stock for $750,000. On April 8, 1997, the Company received $750,000 for the subscribed preferred stock.

(5) Intangible Assets

    Intangible assets consists of:

    Excess of cost over fair value of assets acquired   $ 1,813,179
    Noncompete agreements                                   300,500
    Less accumulated amortization                          (145,427)
                                                        -----------
                                                        $ 1,968,252
                                                        ===========

(6) Property and Equipment

    Property and equipment consists of:

    Land                                                $ 104,600
    Buildings and improvements                            406,635
    Furniture and fixtures                                181,621
    Clinic equipment                                      559,451
    Office equipment                                      193,843
    Leasehold improvements                                 48,046
                                                        -----------
    Accumulated depreciation and amortization             (71,602)
                                                        -----------
                                                       $1,422,594
                                                        ===========

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


(7) Long-Term Debt and Leases

    Long-term debt and capital leases consists of:

    Notes payable to physician groups with interest
        rates ranging from 7% to 10.5%, with payments
        due at varying intervals through March 1, 2006   $1,108,314
    Capital leases                                           17,584
                                                          ---------
                                                          1,125,898
    Less amounts due within one year                        360,454
                                                        -----------
                                                         $  765,444
                                                        ===========

    The following is a schedule of principal maturities of long-term debt, including capital leases, as of March 31, 1997.

    1998                                                    $  360,454
    1999                                                       360,717
    2000                                                       161,691
    2001                                                        37,929
    2002                                                        34,814
    Thereafter                                                 170,293
                                                            ----------
          Total                                             $1,125,898
                                                            ==========

    CAPITAL LEASES: The Company is the lessee of equipment under a capital lease which expires during the next ten years. The related equipment is being amortized over ten years and the related amortization expense is included with depreciation expense in the consolidated statement of operations.

    The following is a schedule of future minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of March 31, 1997.


    1998                                                $  6,045
    1999                                                   6,045
    2000                                                   6,045
    2001                                                   5,892
                                                        --------
           Total minimum lease payments
                                                          24,027

    Less amounts representing interest                    (6,443)
                                                        --------
    Obligation under capital leases                       17,584
    Less current portion of capital lease obligations     (3,401)
                                                        --------
           Long-term obligations under capital leases   $ 14,183
                                                        ========

    Capitalized equipment leases included in equipment was $18,600 at March 31, 1997. The imputed interest rate was 16.45% at March 31, 1997.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


    OPERATING LEASES: Operating leases generally consist of short-term lease agreements for professional office space where the medical practices are located. These leases generally have five-year terms with renewal options. Lease expense of $250,000 for 1997 consists of corporate office space, corporate equipment and medical office space, and equipment for the operating practices.

    The following is a schedule of future minimum lease payments under noncancelable operating leases as of March 31, 1997.

                  1998                                    $ 512,353
                  1999                                      453,355
                  2000                                      426,199
                  2001                                      411,586
                  2002                                      258,130
                  Thereafter                                 76,757
                                                         ----------
                                                         $2,138,380
                                                         ==========

(8) Related Party Transactions

    The Chief Executive Officer and Chief Operating Officer of the Company made loans to finance the Company's operations in the amounts of $1,345,000 and $25,300, respectively, of which $20,000 and $500, respectively, of contributed capital was converted to debt under the Reorganization discussed in note 4. Of the $1,345,000, $927,000 was converted into preferred stock; $21,026 was converted into Class B common stock; $378,722 was repaid during the year; and the remainder of $18,252 is outstanding at March 31, 1997. Of the $25,300, $10,500 was converted into Class B common stock, and $14,800 was repaid during the year.

    During the period ended March 31, 1997, the Company made payments of $116,260 to related parties for rent expense in connection with the clinic facilities. Also, the Company made principal and interest payments of $14,220 on behalf of the Chief Executive and Operations Officers of the Company for the corporate office location.

    In the process of acquiring the physician clinic groups, the Company paid $47,650 to a consultant who became an officer of the Company.

(9) Income Taxes

    Because of operating losses, the Company has not provided any income tax expense for the year ended March 31, 1997. The Company has operating loss carryforwards, which may be used to reduce future taxable income, of approximately $280,014 at March 31, 1997 which expire beginning in 2010.

    The income tax recognition of temporary differences originating before the Company became a C Corporation will reverse. Accordingly, an income tax liability of $101,500 was recorded as of the date the Company became a C Corporation.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


    Deferred income taxes determined in accordance with Statement 109 reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to the uncertainty of future realization, the Company's deferred tax assets are subject to a valuation allowance that results in the recognition of no deferred tax asset at March 31, 1997.

    The tax effects of significant items comprising the Company's deferred income taxes for March 31, 1997 are as follows:

    Deferred tax assets:
         Accrual to cash                      $ 207,000
         Net operating loss carryforwards       106,400
         Other                                   49,300
                                              ---------
                                                362,700
    Less valuation allowance                   (318,600)
          Net deferred tax assets                44,100

    Deferred tax liabilities - depreciation     (44,100)

          Net deferred taxes                   $     -


    The significant components of the deferred income tax expense (benefit) for the period ended March 31, 1997 are as follows:

    Deferred income tax benefit               $ 420,100
    Change in tax status from S Corporation
       to C Corporation                        (101,500)
    Increase in valuation allowance            (318,600)

              Deferred income tax expense     $       -


(10) Contingencies

     In addition to the general liability and malpractice insurance carried by the individual physicians, the Company is insured with respect to general liability and medical malpractice risks on a claims-made basis. To the extent that any claims-made coverage is not renewed or replaced with equivalent insurance, claims based on occurrences during the term of the coverage, but reported subsequently, would be uninsured. Management anticipates that the claims-made coverage currently in place will be renewed or replaced with equivalent insurance as the term of such coverage expires.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


(11) Redeemable Preferred Stock

     Five percent preferred stock is cumulative, mandatory redeemable nonvoting shares issued in connection with the reorganization described in note 4. The five percent dividend is payable when declared by the Company. During 1997, the Company declared a dividend of $47,046 based on the preferred stock issuance date of December 12, 1996. Upon sale of the Company or a Qualified Public Offering, the Company will redeem the preferred stock at the redemption price which is $1,000 per share plus the amount of accrued and unpaid dividends at such date. The preferred shares are mandatory redeemable on December 12, 2001. If the Company is unable or does not redeem the preferred shares, the dividend rate will increase to nine percent.

     The Company granted options to acquire up to 146,875 shares of Class B common stock to officers of the Company, which are vested and are exercisable at $5.50 per share.

(12) Subsequent Events

     (a) Subsequent to March 31, 1997, the Company closed two physician clinics which were purchased during the period. The amount of the loss, including write-off of goodwill, accounts receivable, and property and equipment, was $88,990.

     (b) The Company has signed a letter of intent dated February 3, 1998 for the sale of substantially all of its assets to UCI Medical Affiliates Inc. ("UCI"). The consideration paid by UCI to the Company for the assets, as defined in the letter of intent, shall be $8,050,000 plus assumption of debt of $685,000.

                        MAINSTREET HEALTHCARE CORPORATION

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis provides information which the Mainstreet Healthcare Corporation ("MHC") believes is relevant to an assessment and understanding of MHC's consolidated results of operations and financial condition. This discussion should be read in conjunction with the consolidated financial statements of MHC and the notes thereto.

     The consolidated financial statements of MHC include the accounts of MHC, MainStreet Healthcare Medical Group, P.C. of Georgia and MainStreet Healthcare Medical Group PC of Tennessee (collectively, the "MHC-PCs"). The financial statements of the MHC-PCs are consolidated with MHC because MHC has unilateral control over the assets and operations of the MHC-PCs and notwithstanding the lack of technical majority ownership, consolidation of the MHC-PCs with MHC is necessary to present fairly the financial position and results of operations of MHC. The management agreement between MHC and the MHC-PCs conveys to MHC perpetual, unilateral control over the assets and operations of the MHC-PCs. Control is perpetual rather than temporary because of: (i) the length of the term of the agreement, (ii) the continuing investment of capital by MHC, (iii) the employment of all of the nonphysical personnel by MHC, and (iv) the nature of the services provided to the MHC-PCs by MHC.

     Procedurally, the management agreement calls for the MHC-PCs to provide medical services and charge a fee to the patient or to the patient's insurance carrier or employer for such services. Physician salaries are paid out of these revenues and all remaining revenues are passed to MHC as a management fee. MHC provides all support personnel (nurses, technicians, receptionists), all administrative functions (billing, collecting, vendor payment), and all facilities, supplies and equipment. The consolidated accounts of MHC include all revenue and all expenses including physician salaries of all three entities.

     The MHC-PCs enter into employment agreements with physicians for terms ranging from 1-10 years. All employment agreements have clauses that allow for early termination of the agreement if certain events occur such as the loss of a medical license. The physicians employed by the MHC-PCs. are paid on a salary basis. A few of the physicians have incentive compensation agreements. As of December 31, 1997 and December 31, 1996, the MHC-PCs employed 16 and 20 medical providers, respectively.


     RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 1997 AS COMPARED TO THE THREE MONTHS ENDED DECEMBER 31, 1996

     Revenues of $1,641,319 for the quarter ending December 31, 1997 reflects an increase of 60% from those of the quarter ending December 31, 1996. MHC commenced its operations in March of 1996 with the acquisition of its first medical practice and grew through a series of acquisitions through July of 1997 when a maximum of 14 clinics had been acquired. During August and September of 1997, MHC closed three unprofitable practices in South Georgia (Valdosta, Adel, Thomaston) and continued their liquidation through fiscal year-end.

     MHC's revenues per practice per month increased from $34,656 in fiscal 1996 to $49,727 in fiscal 1997, a growth of 43%. This was due to intensive management of the hours of operation, the addition of providers, the addition of ancillary services such as x-ray, lab and physical therapy, and increased marketing to insurance carriers.

     Revenues were short of goals for the quarter due in part to the increased competition from hospitals and other providers in the metropolitan Atlanta market. In this area, regional hospitals have acquired or opened new primary care physician practices that compete directly with the company for patients. In each case, the hospital owners of our competition are believed to have significantly greater resources than the company. Management believes that such competition will continue into the future and plans to compete on a basis of quality service and accessibility.

     An operating loss of $356,654 was incurred during the third quarter of fiscal 1997 as compared to an operating loss of $165,984 realized for the third quarter of fiscal 1996. Management believes that lack of improvement in the margin is mainly the result of increased start-up and development costs being absorbed for the locations added since December 1996.

     Depreciation and amortization expense decreased to $28,051 in the third quarter of fiscal 1997 down from $29,610 in the third quarter of fiscal 1996. This decrease reflects lower depreciation expense as a result of the reduction in the number of MHC's medical centers. Interest expense increased from $37,147 in the third quarter of fiscal 1996 to $102,320 in the third quarter of fiscal 1997, primarily as a result of the interest costs associated with the indebtedness incurred in MHC's purchase of these centers and as a result of the issuance of 13,250 shares of 5% cumulative redeemable preferred shares ($1,000 redemption value).


     RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED DECEMBER 31, 1997 AS COMPARED TO THE NINE MONTHS ENDED DECEMBER 31, 1996

     Net revenues of $5,078,264 reflect an increase of 141% from the same period in fiscal 1996 and is attributable to the expansion, marketing and line of business factors discussed above.


     FINANCIAL CONDITION AT DECEMBER 31, 1997

     Cash and cash equivalents decreased by $250,110 during the nine months ended March 31, 1997. Cash was utilized mainly for working capital needs and to fund the expansion previously discussed.

     Accounts receivable increased 34% during the period, reflecting the addition of medical centers and the overall growth in patient visits to existing medical centers.

     The decrease in goodwill of $259,453 is attributable to the amortization recorded and adjustment to the March 31, 1997 figures for the three clinics that were closed in south Georgia during the period.


     Total liabilities increased from $2,454,798 at March 31, 1997 to $3,570,096 at December 31, 1997 primarily as a result of indebtedness incurred in capital leases for equipment purchases and an increase in unpaid accounts payable and accrued expenses. MHC's current liabilities exceeded it's current assets at December 31, 1997 by $1,122,717.

     Management believes that MHC should be able to continue to operate and meet its continuing current operating costs out of cash generated from operations.

     LIQUIDITY AND CAPITAL RESOURCES

     MHC requires capital principally to fund growth (acquire new medical centers), for working capital needs and for the retirement of indebtedness. MHC's capital requirements and working capital needs have been funded through a combination of external financing (including receivable funding and proceeds from the sale of 5% cumulative redeemable preferred stock) and credit extended by suppliers.

     SUBSEQUENT EVENTS

     In February of 1998, MHC entered into a definitive agreement to sell substantially all of the assets of MHC to UCI Medical Affiliates, Inc. for $8,050,000 plus the assumption of certain indebtedness and capital leases of MHC.

********************************************************************************
                                    APPENDIX


                          UCI MEDICAL AFFILIATES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MARCH 30, 1998 AT THE EMBASSY SUITES HOTEL, 200 STONERIDGE DRIVE, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 5, 1998 and appoints each of Jerry F. Wells, Jr. and Jon R. Keith as proxy and attorney-in-fact of the undersigned, each with full power of substitution, to vote all of the shares of common stock of UCI Medical Affiliates, Inc., a Delaware corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1998 Annual Meeting of Stockholders of the Company and at any adjournments thereof, and the undersigned hereby instructs said proxies and attorneys to vote as follows:

1. To approve the issuance of shares of Common Stock of the Company in connection with the Acquisition.

   FOR [ ]                AGAINST [ ]             ABSTAIN [ ]

2. To approve the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock.

   FOR [ ]               AGAINST [ ]              ABSTAIN [ ]

3. Election of Directors:           Terms Expiring in 2001


   FOR the nominee listed below             WITHHOLD AUTHORITY
                                            to vote as to the nominee
   Charles P. Cannon      [   ]             [   ]
   A. Wayne Johnson       [   ]             [   ]
   Ashby M. Jordan, M.D.  [   ]             [   ]

4. To approve the adoption of the Company's 1997 Stock Incentive Plan.

   FOR [ ]               AGAINST [ ]              ABSTAIN [ ]

5. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors for the Company for the fiscal year ending September 30, 1998.

   FOR [ ]               AGAINST [ ]              ABSTAIN [ ]

6. In the discretion of each proxy and attorney-in-fact, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE:_____________ , 1998                    ___________________________________
                                                         (Signature)*

                                             (Please sign exactly as shown on
                                              the envelope addressed to you.)

NUMBER OF SHARES: _______________            ___________________________________
                                                (Signature, if held jointly)

*Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

                          UCI MEDICAL AFFILIATES, INC.
                            1997 STOCK INCENTIVE PLAN

1. PURPOSES

       1.1. The purposes of the UCI Medical Affiliates, Inc.1997 Stock Incentive Plan are to (i) provide an incentive and reward to directors and employees of the Company and any Parent or Subsidiary, and consultants and advisors to the Company and any Parent or Subsidiary, who are and have been in a position to contribute materially to improving the Company's profits, (ii) aid in the growth of the Company, and (iii) encourage ownership of Shares by directors and employees of the Company and any Parent or Subsidiary.


2. DEFINITIONS

       2.1. For purposes of this Plan the following terms shall have the definition which is attributed to them below, unless another definition is clearly indicated by a particular usage and context.

              (a) "Agreement" means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

              (b) "Award" means the issuance pursuant to this Plan of an Option, an SAR or Restricted Stock.

              (c) "Awarded Shares" means Shares subject to outstanding Awards.

              (d) "Board" means the Company's Board of Directors.

              (e) "Cause" means theft or destruction of property of the Company, a Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

              (f) "Code" means the Internal Revenue Code of 1986, as amended.

              (g) "Committee" means the Stock Incentive Plan Committee(s) appointed by the Board pursuant to Section 3.1. To the extent the Board has not established a Committee hereunder, all references herein to the Committee shall be deemed to be references to the Board.

              (h) "Company" means UCI Medical Affiliates, Inc., a corporation incorporated under the laws of the state of Delaware, and any successor thereto.

              (i) "Consultant" means any person or entity that provides services to the Company as a consultant or advisor.

              (j) "Director" means any individual appointed or elected to the
                  Board.

              (k) "Effective Date of Grant" means the effective date on which the Committee

       makes an Award.

              (l) "Employee" means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

              (m) "Fair Market Value" means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

              (n) "Incentive Stock Option" means any option granted under this Plan which meets the requirements of Code ss.422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

              (o) "Nonqualified Stock Option" means any Option granted under this Plan which is not an Incentive Stock Option.

              (p) "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

              (q) "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee.

              (r) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code ss.425(e) and any regulations or rulings promulgated thereunder.

              (s) "Participant" means a Director, an Employee or a Consultant who has received an Award under this Plan.

              (t) "Permanent and Total Disability" shall have the same meaning as given to that term by Code ss.22(e)(3) and any regulations or rulings promulgated thereunder.

              (u) "Plan" means this UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan, as evidenced herein and as amended from time to time.

              (v) "Restricted Stock" means Shares issued to the Participant pursuant to Section 9 hereof which are subject to the restrictions of this Plan and the Agreement.

              (w) "Restriction Period" means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

              (x) "SAR" means stock appreciation rights issued to a Participant pursuant to Section 8 hereof.

              (y) "SAR Price" means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

              (z) "Share" means one share of the common stock of the Company.

              (aa) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Codess.425(f) and any regulations or rulings promulgated thereunder.

              (bb) "1933 Act" means the Securities Act of 1933, as amended.

              (cc) "1934 Act" means the Securities Exchange Act of 1934, as amended.


    3.   ADMINISTRATION

         3.1. This Plan shall be administered by the Board, or at the Board's election, by an existing or newly established Committee whose members are appointed by the Board, or by more than one such Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

       3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 6.1 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

       3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.


4.  ELIGIBILITY

         4.1. Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

         4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.


5.  SHARES SUBJECT TO AWARD

         5.1. The securities subject to the Awards shall be 1,500,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

         5.2. In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.


6.  TERMS AND CONDITIONS

         6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

              (a) Number of Shares. Each Award shall state the number of Shares to which it pertains.

              (b) Date. Each Award shall state the Effective Date of Grant.

              (c) Price. With respect to each Award or portion thereof, which requires payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

              (d) Method and Time of Payment. With respect to an Award, or portion thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and shall be paid in
       (i) cash, (ii) Shares, including Shares acquired pursuant to this Plan, or (iii) part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their Fair Market Value.

              (e) Transfer of Option or Stock. No Award, Option, SAR, or Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six month period which begins on the Effective Date of Grant of such Award.

              (f) Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

              (g) Investment Purpose.

                     (i) The Company shall not be obligated to sell or issue any
              Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

                     (ii) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

              (h) Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

                     (i) Offering Options in tandem with or reduced by other
              Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

                     (ii) Providing for the issuance to the Participant upon
              exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

              (i) Duration of Award. Each Award shall be for a term of up to ten years from the Effective Date of Grant as determined in the sole discretion of the Committee. In the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company's voting stock on the Effective Date of Grant, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Effective Date of Grant.

       6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

       6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

       6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

              (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

              (b) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7. INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

       7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. AN AWARD TO A NON-EMPLOYEE DIRECTOR OR CONSULTANT MAY BE ONLY A NONQUALIFIED STOCK OPTION. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

       7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

       7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant, and in the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company's voting stock on the Effective Date of Grant, shall not be less than 110% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

       7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant or the exercise of such option is in conflict with Section 7.2, Section 7.3 or with any requirement for Incentive Stock Options pursuant to Code ss.422A and the regulations issued thereunder.

       7.5. An Option may be terminated as follows:

              (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

              (b) In the event of termination of a Participant's employment with the Company, the Option will terminate upon the earliest to occur of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) the date three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three-month period shall be one year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code ss.422A and the regulations issued thereunder.

              (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

       7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

       7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares.
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1.(f).

       7.8. The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.


8. STOCK APPRECIATION RIGHTS

       8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

       8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

       8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Price for such Share.

       8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

       8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

       8.6. An SAR may be terminated as follows:

              (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

              (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (I) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year or (II) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

              (c) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

              (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

       8.7. If an SAR which was considered an Award for purposes of Section 8.5 is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

       8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1.(f).


9. RESTRICTED STOCK

       9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

       9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

       9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

       9.4. Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

       9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.


10. AMENDMENT OR DISCONTINUANCE OF PLAN

       10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

              (a) Change the class of Employees eligible to participate; or

              (b) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.


       10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11. INDEMNIFICATION OF COMMITTEE

       In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.


12. NO OBLIGATION TO EXERCISE OPTION OR SAR

       The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.


13. EFFECTIVE DATE; DURATION OF PLAN

       13.1. This Plan shall become effective as of December 17, 1997.

       13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.


14. EFFECT OF PLAN

       The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

15. CHANGE IN CONTROL

       15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change In Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,
(a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

       15.2. Change in Control Defined. For purposes of this Section, a Change In Control shall mean that any of the following events shall have occurred:

              (i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934
              Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of 35% or more of the then outstanding voting stock of the Company;

              (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

              (iii) The Board determines that a tender offer for the Company's shares indicates a serious intention by the offeror to acquire control of the Company; or

              (iv) The shareholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (c) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

       15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

16. SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

       16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

                        INCENTIVE STOCK OPTION AGREEMENT


       This Agreement, dated as of , (the "Effective Date of Grant") implements the grant to the party identified as optionee on the signature page hereof (the "Optionee") of an Incentive Stock Option pursuant to and subject to the terms and conditions of the UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan (the "Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase Shares (the "Option Shares") at a price of $ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the Effective Date of Grant of this Option.

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earliest to occur of (i) ten (10) years from the date hereof; (ii) three (3) months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee;or (v) the date of termination of employment, if termination of employment is for Cause.

3. Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

       [SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

              [   ]  on the Effective Date of Grant;

              [   ]  on the _________ anniversary of the Effective Date of
                     Grant;

              [   ]  in ( ) installments, the Optionee having the right
                     hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                     (a) on and after the anniversary of the Effective Date of Grant, up to % (ignoring fractional shares) of the total number of Option Shares;

                     (b) on and after the anniversary of the Effective Date of Grant, up to an additional % (ignoring fractional shares) of the total number of Option Shares; and

                     (c) on and after the anniversary of the Effective Date of Grant, the remaining Option Shares.

              [    ] in accordance with the vesting schedule set forth in
                     Schedule A attached hereto and incorporated herein by reference.

The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2, 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 1901 Main Street, Suite 1200, Columbia, South Carolina 29201, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

       9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                                     UCI MEDICAL AFFILIATES, INC.


                                     By:______________________________________
                                         Its:_________________________________


                                     -----------------------------------------
                                     Optionee

                       NONQUALIFIED STOCK OPTION AGREEMENT


       This Agreement, dated as of , (the "Effective Date of Grant") implements the grant to the party identified as optionee on the signature page hereof (the "Optionee") of a Nonqualified Stock Option subject to the terms and conditions of the UCI Medical Affiliates, Inc.1997 Stock Incentive Plan (the "Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase Shares (the "Option Shares") at a price of $ per share ("Option Price"), [OPTIONAL: WHICH HAS BEEN DETERMINED TO BE NOT LESS THAN THE FAIR MARKET VALUE OF A SHARE ON THE EFFECTIVE DATE OF GRANT OF THIS OPTION].

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earlier of (i) the date ten (10) years from the date hereof; (ii) the date three
(3) months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee; or (v) the date of termination of employment, if termination of employment is for Cause.

3. Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

       [SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

              [   ]  on the Effective Date of Grant;

              [   ]  on the _________ anniversary of the Effective Date of
                     Grant;

              [   ]  in ( ) installments, the Optionee having the right
                     hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                     (a) on and after the anniversary of the Effective Date of Grant, up to % (ignoring fractional shares) of the total number of Option Shares;

                     (b) on and after the anniversary of the Effective Date of Grant, up to an additional % (ignoring fractional shares) of the total number of Option Shares; and

                     (c) on and after the anniversary of the Effective Date of Grant, the remaining Option Shares.

              [    ] in accordance with the vesting schedule set forth in
                     Schedule A attached hereto and incorporated herein by reference.

The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under
Section 2, 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 1901 Main Street, Suite 1200, Columbia, South Carolina 29201, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall b exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                                        UCI MEDICAL AFFILIATES, INC.


                                        By:___________________________________
                                            Its:______________________________


                                        --------------------------------------
                                        Optionee

                ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION


         This Acquisition Agreement and Plan of Reorganization ("Agreement") is made as of the 9th day of February, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation ("UCI of GA"); MainStreet Healthcare Corporation, a Delaware corporation ("MainStreet"); MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation ("MHMG-GA"); MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation ("MHMG-TN"); Prompt Care Medical Center, Inc., a Georgia corporation ("Prompt Care"); Michael
J. Dare ("Dare"); A. Wayne Johnson ("Johnson"); PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership ("PENMAN"); and Robert G. Riddett, Jr. ("Riddett").


                                  INTRODUCTION.

         MainStreet provides non-medical management and administrative functions for nine medical facilities located in the State of Georgia (the "Georgia Facilities") and two medical facilities located in the State of Tennessee (the "Tennessee Facilities"). The medical services of the Georgia Facilities are provided by MHMG-GA, and the medical services of the Tennessee Facilities are provided by MHMG-TN. Prompt Care is a wholly-owned subsidiary of MainStreet, and as of the date hereof has no assets or liabilities. The Class B Shareholders are the sole holders of the Class B Common Stock, par value $.01 per share, of MainStreet.

         UCI of GA desires to acquire substantially all the assets of MainStreet in transactions MainStreet intends will qualify as a reorganization under
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, all upon the terms and conditions set forth herein. In connection therewith, Doctor's Care of GA desires to purchase substantially all the assets of MHMG-GA, and Doctor's Care of TN desires to purchase substantially all the assets of MHMG-TN, each pursuant to the terms and conditions set forth herein.


                                   AGREEMENT.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following terms used in this Agreement shall have the following meanings ascribed to them:


Acquisition Agreement and
Plan of Reorganization
Page 1

         1.1 "Agreement" shall mean this Acquisition Agreement And Plan of Reorganization, in its entirety, together with all schedules and exhibits attached hereto, which are incorporated herein by reference.

         1.2 "Assets" shall mean collectively all the MainStreet Assets, MHMG-GA Assets, and MHMG-TN Assets which are to be transferred to the Transferees hereunder, excepting only the Excluded Assets.

         1.3 "Assumed MainStreet Liabilities" shall have the meaning set forth in Section 7.1.3 below.

         1.4 "Business" shall mean collectively the MainStreet Business, MHMG-GA Business, and MHMG-TN Business.

         1.5 "Certified List of MainStreet Security Holders" shall have the meaning set forth in Section 8.3.23 below.

         1.6 "Class B Shareholders" shall mean collectively Dare, Johnson, PENMAN, and Riddett, and "Class B Shareholder" shall mean one of them.

         1.7 "Closing" shall have the meaning set forth in Section 8.1 below.

         1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.9 "Dare" shall mean Michael J. Dare.

         1.10 "Doctor's Care of GA" shall mean Doctor's Care of Georgia, P.C., a Georgia professional corporation to be formed prior to Closing.

         1.11 "Doctor's Care of TN" shall mean Doctor's Care of Tennessee, P.C., a Tennessee professional corporation to be formed prior to Closing.

         1.12 "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended.

         1.13 "Employee Benefit Plan" shall mean any fringe or benefit plans, including without limitation, any retirement, pension, profit sharing, thrift-savings, non-qualified deferred compensation, incentive compensation, stock bonus, stock option (qualified or non-qualified), cash bonus, employee stock ownership (including, without limitation, payroll related employee stock ownership), insurance, medical, welfare or vacation plans of any kind and any "employee benefit plan" (as defined in Section 3(3) of Title I of ERISA or any voluntary employees' beneficiary association (as defined in Section 501(c)(9) of the Code) or combination of the foregoing.

Acquisition Agreement and
Plan of Reorganization
Page 2

         1.14 "Encumbrances" means any and all restrictions on transfer, liens, encumbrances, charges, pledges, security interests, taxes, claims, options, warrants, purchase rights, contracts, commitments, equities, claims and demands.

         1.15 "Excluded Assets" shall mean collectively the MainStreet Excluded Assets, MHMG-GA Excluded Assets, MHMG-TN Excluded Assets, and such Excluded Assets described in Section 6 below.

         1.16 "Facilities" shall mean collectively the Headquarters, Georgia Facilities, and Tennessee Facilities.

         1.17 "Financial Statements" shall have the meaning set forth in Section 9.10.

         1.18 "GAAP" shall have the meaning set forth in Section 9.10.

         1.19 "Georgia Facilities" shall have the meaning set forth in the introduction hereinabove, and as more fully described in Exhibit 1.19 attached hereto.

         1.20 "Headquarters" shall mean the premises located at 2370 Main Street, Tucker, Georgia, at which the Business is headquartered.

         1.21 "Indemnity Damages" shall mean all losses, damages, liabilities, claims, suits, demands, penalties, assessments, obligations, causes of action, or costs (including reasonable litigation expenses and legal fees) with respect to which an indemnification right applies hereunder.

         1.22 "Investment Letter" shall have the meaning set forth in Section 8.3.8.

         1.23 "Johnson" shall mean A. Wayne Johnson.

         1.24 "Knowledge" shall mean actual knowledge, and the Knowledge of MainStreet shall mean the actual knowledge of the officers, directors, and/or Class B Shareholders of MainStreet, or any one of them.

         1.25 "MainStreet" shall mean MainStreet Healthcare Corporation, a Delaware corporation.

         1.26 "MainStreet Assets" shall mean collectively all the assets of MainStreet, which are to be transferred to UCI of GA hereunder, as more fully described in Section 2.1, excepting only the MainStreet Excluded Assets.


Acquisition Agreement and
Plan of Reorganization
Page 3

         1.27 "MainStreet Business" shall mean MainStreet's medical management business and related business operations headquartered at the Headquarters, and primarily conducted by the Transferors at the Facilities.

         1.28 "MainStreet Equipment Leases" shall have the meaning set forth in
Section 7.1.3 below.

         1.29 "MainStreet Excluded Assets" shall mean the assets and rights described in Section 2.2 to be retained by MainStreet.

         1.30 "MainStreet Real Estate Leases" shall have the meaning set forth in Section 7.1.3 below.

         1.31 "MHMG-GA" shall mean MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation.

         1.32 "MHMG-GA Assets" shall mean collectively all the assets of MHMG-GA, which are to be transferred to Doctor's Care of GA hereunder, as more fully described in Section 3.1, excepting only the MHMG-GA Excluded Assets.

         1.33 "MHMG-GA Business" shall mean MHMG-GA's medical business and related business operations headquartered at the Headquarters, and primarily conducted by MHMG-GA at the Georgia Facilities.

         1.34 "MHMG-GA Excluded Assets" shall mean the assets and rights described in Section 3.2 to be retained by MHMG-GA.

         1.35 "MHMG-TN" shall mean MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation.

         1.36 "MHMG-TN Assets" shall mean collectively all the assets of MHMG-TN, which are to be transferred to Doctor's Care of TN hereunder, as more fully described in Section 4.1, excepting only the MHMG-TN Excluded Assets.

         1.37 "MHMG-TN Business" shall mean MHMG-TN's medical business and related business operations headquartered at the Headquarters, and primarily conducted by MHMG-TN at the Tennessee Facilities.

         1.38 "MHMG-TN Excluded Assets" shall mean the assets and rights described in Section 4.2 to be retained by MHMG-TN.


Acquisition Agreement and
Plan of Reorganization
Page 4

         1.39 "Non-Solicits" shall mean the non-solicit covenants to be entered between UCI of GA and each of the Class B Shareholders pursuant to this Agreement, substantially in the form attached hereto as Exhibit 8.3.7.

         1.40 "Parties" shall mean collectively the UCI of GA, UCI, the Transferors, and the Class B Shareholders, and "Party" shall mean one of them.

         1.41 "PENMAN" shall mean PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership.

         1.42 "Person" means any individual, corporation, partnership, limited partnership, limited liability company, trust, entity or unincorporated organization, or a government or any agency or political subdivision thereof.

         1.43 "Private Placement" shall have the meaning set forth in Section
8.6.3 below.

         1.44 "Prompt Care" shall mean Prompt Care Medical Center, Inc., a Tennessee corporation.

         1.45 "Purchase Price" shall mean the total price for the MainStreet Assets as described in Section 7.1.

         1.46 "Riddett" shall mean Robert G. Riddett, Jr.

         1.47 "Schedule of Exceptions" shall have the meaning set forth in
Section 9 below.

         1.48 "Subsidiary" means any corporation with respect to which a specified Person (or Subsidiary thereof) owns any capital stock or has the power to vote or direct the voting of sufficient securities to elect one or more directors.

         1.49 "Tennessee Facilities" shall have the meaning set forth in the introduction hereinabove, and as more fully described in Exhibit 1.49 attached hereto.

         1.50 "Transferees" shall mean UCI of GA, Doctor's Care of GA, and Doctor's Care of TN.

         1.51 "Transferors" shall mean collectively MainStreet, MHMG-GA, MHMG-TN, and Prompt Care.

         1.52 "UCI" shall mean UCI Medical Affiliates, Inc., a Delaware corporation.


Acquisition Agreement and
Plan of Reorganization
Page 5

         1.53 "UCI of GA" shall mean UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation.

         1.54 "Universal" shall mean Universal Diagnostics, Inc., a Georgia corporation.

2. SALE OF MAINSTREET ASSETS TO UCI OF GA.

         2.1 Transfer of MainStreet Assets. At the Closing, for the consideration herein provided, MainStreet shall convey, transfer, assign and deliver, or cause to be conveyed, transferred, assigned, and delivered, to UCI of GA, and UCI of GA shall purchase and accept from MainStreet, all of MainStreet's right, title, and interest (as the case may be) in and to the following assets (collectively "MainStreet Assets"):

                  2.1.1 All accounts receivable, machinery, equipment, computer and telephone systems (including hardware and software), inventory, furniture, furnishings, supplies, office equipment, and related tangible personal property respecting the MainStreet Business conducted in the Facilities, including (without limitation) the items described in Exhibit 2.1.1 attached hereto, excluding only the MainStreet Excluded Assets.

                  2.1.2 All of the contract rights, leasehold interests, goodwill, permits, licenses, computer hardware and software and related intangible personal property of the MainStreet Business, excluding only the MainStreet Excluded Assets. MainStreet shall be responsible for obtaining the necessary consents, if any, to assignment of such intangible assets.

                  2.1.3 All of the inventory of the MainStreet Business, wherever located, excluding only the MainStreet Excluded Assets.

                  2.1.4 Leases and contracts to be assumed by UCI of GA (which are acceptable to UCI of GA in its sole discretion) at Closing, including (without limitation) the MainStreet Equipment Leases and MainStreet Real Estate Leases described in Section 7.1.3 herein. The parties hereto acknowledge and agree that, except as expressly assumed hereunder, UCI of GA shall not assume any contracts, equipment leases, personal property leases, real property leases, or any other liabilities of any Transferor and/or shareholder of the Transferors. MainStreet shall be responsible for obtaining the necessary consents, if any, to the assignment of such leases, if any.

                  2.1.5 All repair and service contracts and warranties (which are acceptable to UCI of GA in its sole discretion) used or useful in the MainStreet Business, excluding only the MainStreet Excluded Assets.


Acquisition Agreement and
Plan of Reorganization
Page 6

                  2.1.6 All processes, patents, trademarks, trade names (including without limitation "Prompt Care", "MainStreet Healthcare" and "MainStreet Healthcare Corporation"), service marks and trade secrets, used or useful in the Business.

                  2.1.7 All hold-back accounts associated with MainStreet's credit obligations with Bank One, L.P. (formerly NPL-LP, Inc.).

                  2.1.8 All medical records and files associated with the Business, to the extent such medical records or files are owned by MainStreet.

                  2.1.9 Every other asset (whether tangible, intangible, personal, real, or mixed property, or interests therein) of MainStreet used or useful in the ordinary course of the Business, including (without limitation) promotional materials, licenses and permits, operations or other manuals, recipes, menus, forms, prepaid expenses, deposits, warranties and contract rights or commitments, excluding only the MainStreet Excluded Assets.

         2.2 MainStreet Excluded Assets. Subject to Section 6 below, anything contained in this Agreement to the contrary notwithstanding, the parties hereto acknowledge and agree that MainStreet will not sell, assign, or convey to UCI of GA, and UCI of GA will not acquire, any right, title, or interest whatsoever in or to any of the assets or property of MainStreet listed in Exhibit 2.2 attached hereto (collectively "MainStreet Excluded Assets"). MainStreet will make all reasonable efforts to complete removal of the MainStreet Excluded Assets located at the Facilities, if any, as of the date of Closing. Neither UCI of GA, Doctor's Care of GA, nor Doctor's Care of TN shall be an insurer of the safety or condition of the MainStreet Excluded Assets after Closing; and MainStreet shall retain the risk of loss with respect to any MainStreet Excluded Assets after Closing.

         2.3 Assets Owned By Prompt Care or Universal. In the event any of the Assets are owned in whole or part by Prompt Care and/or Universal which would otherwise be Assets, Prompt Care and Universal will at Closing convey, transfer, assign and deliver such Assets to UCI of GA.

         2.4 Method of Transfer. The transfer and sale of the MainStreet Assets will be evidenced by appropriate Bills of Sale, assignments and other instruments executed and delivered by MainStreet to UCI of GA at Closing, as set forth in this Agreement. UCI of GA shall take, and MainStreet shall deliver, possession of the MainStreet Assets at completion of Closing.

3. SALE OF MHMG-GA ASSETS TO DOCTOR'S CARE OF GA.

         3.1 Transfer of MHMG-GA's Assets. At Closing, for One Hundred and No/100 ($100.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and no other monetary consideration, MHMG-GA shall transfer and

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deliver to Doctor's Care of GA all of MHMG-GA's right, title and interest in and to all the assets of MHMG-GA, including without limitation all medical records and files in MHMG-GA's possession that were made in treating patients of MHMG-GA or its predecessors, all records transferred to MHMG-GA concerning prior treatment of any patient, and all employment and non-compete agreements to which MHMG-GA is a party (the "MHMG-GA Assets"), excluding only the MHMG-GA Excluded Assets, if any.

         3.2 MHMG-GA Excluded Assets. Subject to Section 6 below, anything contained in this Agreement to the contrary notwithstanding, the parties hereto acknowledge and agree that MHMG-GA will not sell, assign, or convey to Doctor's Care of GA, and Doctor's Care of GA will not acquire, any right, title, or interest whatsoever in or to any of the assets or property of MHMG-GA listed in
Exhibit 3.2 attached hereto (collectively "MHMG-GA Excluded Assets"). MHMG-GA will make all reasonable efforts to complete removal of the MHMG-GA Excluded Assets located at the Facilities, if any, as of the date of Closing. Neither UCI of GA, Doctor's Care of GA, nor Doctor's Care of TN shall be an insurer of the safety or condition of the MHMG-GA Excluded Assets after Closing; and MHMG-GA shall retain the risk of loss with respect to any MHMG-GA Excluded Assets after Closing.

         3.3 Method of Transfer. The transfer of the MHMG-GA Assets will be evidenced by an appropriate bill of sale substantially in the form attached hereto as Exhibit 8.3, executed and delivered by MHMG-GA to Doctor's Care of GA at the Closing, as set forth in this Agreement. Doctor's Care of GA shall take, and MHMG-GA shall deliver, possession of the MHMG-GA Assets at completion of Closing. MHMG-GA at its sole expenses shall comply with any applicable law, regulation, rule, or ordinance related to the transfer of medical records hereunder, including but not limited to the publication of any required public notice.

4. SALE OF MHMG-TN ASSETS TO DOCTOR'S CARE OF TN.

         4.1 Transfer of MHMG-TN's Assets. At Closing, for One Hundred and No/100 ($100.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and no other monetary consideration, MHMG-TN shall transfer and deliver to Doctor's Care of TN all of MHMG-TN's right, title and interest in and to all the assets of MHMG-TN, including without limitation all medical records in MHMG-TN's possession that were made in treating patients of MHMG-TN or its predecessors, all records transferred to MHMG-TN concerning prior treatment of any patient, and all employment and non-compete agreements to which MHMG-TN is a party (the "MHMG-TN Assets"), excluding only the MHMG-TN Excluded Assets, if any.

         4.2 MHMG-TN Excluded Assets. Subject to Section 6 below, anything contained in this Agreement to the contrary notwithstanding, the parties hereto acknowledge and agree that MHMG-TN will not sell, assign, or convey to Doctor's Care of TN, and Doctor's Care of TN will not acquire, any right, title, or interest whatsoever in or to any of the assets or property of

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MHMG-TN listed in Exhibit 4.2 attached hereto (collectively "MHMG-TN Excluded
Assets"). MHMG-TN will make all reasonable efforts to complete removal of the MHMG-TN Excluded Assets located at the Facilities, if any, as of the date of Closing. Neither UCI of GA, Doctor's Care of GA, nor Doctor's Care of TN shall be an insurer of the safety or condition of the MHMG-TN Excluded Assets after Closing; and MHMG-TN shall retain the risk of loss with respect to any MHMG-TN Excluded Assets after Closing.

         4.3 Method of Transfer. The transfer of the MHMG-TN Assets will be evidenced by an appropriate bill of sale substantially in the form attached hereto as Exhibit 8.4, executed and delivered by MHMG-TN to Doctor's Care of TN at the Closing, as set forth in this Agreement. Doctor's Care of TN shall take, and MHMG-TN shall deliver, possession of the MHMG-TN Assets at completion of Closing. MHMG-TN at its sole expenses shall comply with any applicable law, regulation, rule, or ordinance related to the transfer of medical records hereunder, including but not limited to the publication of any required public notice.

5. NOT A SALE OF BUSINESS. This transaction constitutes the sale of assets by each Transferor and not the sale of a business; provided, however, that anything contained in this Agreement to the contrary notwithstanding, it is the intent of the parties that the Transferees purchase and acquire and each Transferor sell and transfer the complete operating process of the Business and all properties and interest necessary to operate the MainStreet Business, MHMG-GA Business, and MHMG-TN Business, respectively, substantially as each is presently being operated, excepting only the MainStreet Excluded Assets, MHMG-GA Excluded Assets, and MHMG-TN Excluded Assets.

6. ADDITIONAL EXCLUDED ASSETS. Notwithstanding anything contained herein, the following assets shall be retained by Transferors as Excluded Assets and shall not be included in the Assets sold, transferred, assigned, conveyed, and delivered to Transferees hereunder:

         6.1 Employee Benefit Plan Assets. The rights of any Transferor under, and any funds and property held in trust or any other funding vehicle pursuant to, any Employee Benefit Plan and any contracts, agreements or other documents relating to Employee Benefit Plans to the extent that no liabilities relating to or arising from such Employee Benefit Plans assets appear in the Financial Statements; and

         6.2 Certain Corporate Records. The corporate minute books and records, stock ledger, corporate seal, and income tax records and returns of each Transferor, and any worksheets, notes, files or documents primarily related thereto, wherever located.

7. CONSIDERATION FOR MAINSTREET ACQUISITION.

         7.1 MainStreet Consideration. Subject to Section 7.3 below, the aggregate purchase price (the "Purchase Price") for the MainStreet Assets will be Eight Million Fifty Thousand and

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No/100 ($8,050,000) Dollars, plus the assumption of certain liabilities of
MainStreet as described in Section 7.2 below. Such purchase price shall be payable in accordance with either of the following options which shall be selected by MainStreet and disclosed to UCI to GA in writing no later than the close of business on March 23, 1998:

                  7.1.1 Purchase Price Option A. At Closing, UCI of GA will tender to MainStreet a cash payment of Nine Hundred Thousand and No/100 ($900,000) Dollars, and the balance of the purchase price will be paid in shares of the voting common stock of UCI, $0.05 par value per share (the "Shares"); or

                  7.1.2 Purchase Price Option B. At Closing, UCI will tender to MainStreet such number of Shares having an aggregate value of Six Million Eight Hundred Thousand and No/100 ($6,800,000.00) Dollars, as adjusted pursuant to Section 7.3 below as necessary. In addition, UCI of GA will pay, within ten (10) days after Closing, an aggregate of One Million Two Hundred Fifty Thousand and No/100 ($1,250,000.00) Dollars directly to certain creditors of MainStreet as directed to UCI of GA by MainStreet in writing no later than the date of Closing.

         The Shares when issued, will be duly authorized, validly issued, fully paid and non-assessable. For purposes hereof, the price per share of the Shares utilized for determining the number of Shares to be issued to MainStreet will be the average of the closing prices of the $0.05 par value voting common stock of UCI as conclusively determined by The Nasdaq Stock Market, Inc. for the trading days during the thirty calendar day period immediately prior to Closing; provided however, the price per share utilized for such determination shall not be less than $2.375, nor more than $3.125 per share; provided however, appropriate adjustments in the price per share utilized shall be made in order to give effect to changes in the number of outstanding shares as a result of stock dividends, stock splits, reverse stock splits, consolidations, recapitalization or other relevant change. The parties hereto acknowledge that the Shares shall be issued to MainStreet pursuant to an exemption from registration under the securities laws, such as Rule 506 of SEC Regulation D, and the Shares shall be restricted shares subject to Rule 144 of the Securities Act of 1933. The certificates evidencing the Shares shall bear a restrictive legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL TRANSFER SUCH

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                  SECURITIES ONLY UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE
                  COMPANY, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.


         7.2      Assumption of Certain MainStreet Liabilities.

                  7.2.1 The Transferees will not assume each of the Transferor's obligations and liabilities, including (without limitation) the current and long-term liabilities, contingent liabilities, medical malpractice claims, environmental claims, workers' compensation claims, and sales, income and payroll taxes. Notwithstanding the foregoing, as of the date of Closing, UCI of GA shall assume the following liabilities of MainStreet (the "Assumed MainStreet Liabilities"): (a) UCI of GA will assume MainStreet's existing operating and capital equipment leases (the "MainStreet Equipment Leases"), more fully described on Exhibit 7.2.1(a) attached hereto, provided the aggregate outstanding balances of such MainStreet Equipment Leases as of the date of Closing do not exceed the amount shown on Exhibit 7.2.1(a) attached hereto; (b) UCI of GA will elect at UCI of GA's option to either assume MainStreet's existing real property leases for the Georgia Facilities and Tennessee Facilities (the "MainStreet Real Estate Leases") more fully described on Exhibit 7.2.1(b) attached hereto or enter into new leases with similar terms; and (c) UCI of GA will assume MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP, Inc.) provided the outstanding balance (less applicable lending hold-back amounts) of such obligation as of the date of Closing does not exceed Six Hundred Eighty-Five Thousand ($685,000) Dollars and the terms remain unchanged (unless otherwise requested or agreed by UCI of GA in writing).

                  7.2.2 Unless MainStreet selects Purchase Price Option B as set forth in Section 7.1.2 above, the Parties hereby acknowledge and agree that UCI of GA shall not assume or agree to pay, perform, or discharge any liability or obligation of MainStreet which is not expressly set forth above. As of the date of Closing, MainStreet shall be current with respect to all payments then due and owing pursuant to the Assumed MainStreet Liabilities, and none of the Assumed MainStreet Liabilities shall otherwise be in default or subject to acceleration.

                  7.2.3 MainStreet shall be responsible for obtaining the consent, if any, to the assumption of any such Assumed MainStreet Liabilities by UCI of GA. UCI of GA agrees to cooperate with MainStreet in MainStreet's efforts to obtain such consents and the written release of MainStreet for the Assumed MainStreet Liabilities; provided however, UCI of GA shall not be required to pre-pay or refinance any of the Assumed MainStreet Liabilities or incur any additional liability or pay any additional amount in connection with any such consents or releases.

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         7.3 Adjustment For Certain Assumed MainStreet Liabilities.

                  7.3.1 In the event MainStreet selects Purchase Price Option A as described in Section 7.1.1 above and the aggregate outstanding balance of the MainStreet Equipment Leases as of the date of Closing exceed the amounts shown on Exhibit 7.2.1(a) attached hereto, and/or the outstanding balance (less applicable lending hold-back amounts) of MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP. Inc.) as of the date of Closing exceeds Six Hundred Eight-Five Thousand ($685,000) Dollars, the Purchase Price tendered by UCI of GA at Closing as set forth in Section 7.1.1 above, shall be reduced by the aggregate amount such liabilities exceed such limits. In the event of any such adjustment, such Purchase Price set forth in Section 7.1.1 shall be adjusted and applied in the following order to the extent necessary: (i) first to reduce the cash amount payable to MainStreet, and (ii) second to reduce the number of Shares to be delivered by UCI to MainStreet.

                  7.3.2 In the event MainStreet selects Purchase Price Option B as described in Section 7.1.2 above and the aggregate outstanding balance of the MainStreet Equipment Leases as of the date of Closing exceed the amounts shown on Exhibit 7.2.1(a) attached hereto, and/or the outstanding balance (less applicable lending hold-back amounts) of MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP. Inc.) as of the date of Closing exceeds Six Hundred Eight-Five Thousand ($685,000) Dollars, such adjustment shall be applied in the following order to the extent necessary: (i) first to reduce the cash tendered by UCI of GA to the designated creditors of MainStreet as set forth in Section 7.1.2 above, and (ii) second to reduce the number of Shares to be delivered by UCI to MainStreet.

                  7.3.3 In the event the aggregate outstanding balance of the MainStreet Equipment Leases as of the date of Closing in less than the amounts shown on Exhibit 7.2.1(a) attached hereto, and/or the outstanding balance (less applicable lending hold-back amounts) of MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP. Inc.) as of the date of closing is less than Six Hundred Eighty-Five Thousand ($685,000) Dollars, the purchase price and the stock tendered by UCI and UCI of GA at Closing each as set forth in Section
7.1.1 and 7.1.2 above, shall be increased by the aggregate amount such liabilities is less than such limits.

         7.4 Limitation On Amount Of Assumed MainStreet Liabilities. Notwithstanding the foregoing, in no event shall the sum of the cash portion of the Purchase Price paid by the Transferees hereunder and the total amount of the Assumed MainStreet Liabilities assumed by UCI of GA exceed twenty (20%) percent of the Purchase Price.

         7.5 Allocation of Purchase Price. The purchase price for the MainStreet Assets shall be allocated among the MainStreet Assets as set forth in a letter to be provided by UCI of GA to MainStreet within thirty (30) days of the Closing; provided however, the amount allocated to the fixed assets of the Transferors shall be determined by an appraisal firm selected by UCI of GA in its sole discretion. The cost and expenses of such appraisal shall be paid by UCI of GA. The

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Parties shall use the foregoing allocation for reporting the purchase and sale of the Assets for federal, state, and local tax purposes and for completing the requisite filings with the Internal Revenue Service.

8. CLOSING.

         8.1 Date of Closing. The closing of the sale and purchase of the Assets and related transactions to be effective as of 11:59 p.m. on the date of Closing, and subject to the terms and conditions of this Agreement, shall take place on March 31, 1998, commencing at 10:00 a.m. (local time), at the offices of Nexsen Pruet Jacobs & Pollard, LLP, 1441 Main Street, Suite 1500, Columbia, South Carolina or such other time and place as may be mutually agreed upon in writing by the parties (the "Closing"). In the event Closing set forth in this
Section 8 is changed to a different date, all references in this Agreement to Closing shall be deemed to refer to the time and date agreed upon by the parties, in the manner set forth herein.

         8.2 Transactions at Closing. At the Closing, and subject to the terms and conditions of this Agreement:

                  8.2.1 UCI of GA shall pay to MainStreet the consideration then owing to it pursuant to, and in accordance with, Section 7.1 above.

                  8.2.2 Doctor's Care of GA shall pay to MHMG-GA the consideration then owing to it pursuant to, and in accordance with, Section 3.1 above.

                  8.2.3 Doctor's Care of TN shall pay to MHMG-TN the consideration then owing to it pursuant to, and in accordance with, Section 4.1 above.

                  8.2.4 Each of the Transferors and the Class B Shareholders, as applicable, shall execute and deliver to UCI, UCI of GA, Doctor's Care of GA, or Doctor's Care of TN, as applicable, the bills of sale, assignments, titles, certificates, and other documents, agreements and instruments, in form and substance required by this Agreement, as described in Section 8.3 below.

                  8.2.5 UCI of GA, Doctor's Care of GA, and Doctor's Care of TN shall execute and deliver to each of the Transferors and the Class B Shareholders, as applicable, the documents, agreements and instruments in form and substance required by this Agreement, as described in Section 8.4..

                  8.2.6 All employees of each of the Transferors directly and primarily associated with the Business will cease to be employees of the Transferors, and the Transferees, or any one of them, may, subject to the exercise of the Transferees' sole discretion, offer immediately or thereafter to hire any or all of such persons. The Transferees, or any one of them, shall no less than fourteen (14) days prior to the date of Closing, notify Mainstreet of the Transferor's

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employees who the Transferees, or any one of them, shall offer employment as of
Closing. The Transferees shall be required to hire only those employees of the Transferors which the Transferees, or any one of them, elects in its sole discretion to hire, and the Transferees shall not assume any liability whatsoever to any employee of any of the Transferors not hired by any of the Transferees. Each of the Transferors jointly and severally will be responsible for paying and reporting all costs and liabilities, including but not limited to compensation, federal and state withholding taxes, federal and state unemployment taxes, all employee benefit costs, and worker's compensation claims incurred or accrued prior to the date of Closing.

                  8.2.7 The parties hereto will take such other actions contemplated at Closing by this Agreement.

         8.3 Transferors' and Class B Shareholders' Documents. At Closing, each of the Transferors and each of the Class B Shareholders, as applicable, shall deliver, or cause to be delivered, at Transferors' expense, the following duly executed, lawful and effective documents and instruments:

                  8.3.1 A bill of sale for tangible personal property and fixtures composing portions of the MainStreet Assets substantially in the form attached hereto as Exhibit 8.3.1 to UCI of GA.

                  8.3.2 An assignment of intangible personal property composing portions of the MainStreet Assets substantially in the form attached hereto as
Exhibit 8.3.2 to UCI of GA.

                  8.3.3 A bill of sale for tangible personal property and fixtures composing portions of the MHMG-GA Assets substantially in the form attached hereto as Exhibit 8.3.3 to Doctor's Care of GA.

                  8.3.4 An assignment of intangible personal property composing portions of the MHMG-GA Assets substantially in the form attached hereto as
Exhibit 8.3.4 to Doctor's Care of GA.

                  8.3.5 A bill of sale for tangible personal property and fixtures composing portions of the MHMG-TN Assets substantially in the form attached hereto as Exhibit 8.3.5 to Doctor's Care of TN.

                  8.3.6 An assignment of intangible personal property composing portions of the MHMG-TN Assets substantially in the form attached hereto as
Exhibit 8.3.6 to Doctor's Care of TN.

                  8.3.7 Each of the Class B Shareholders shall each execute and deliver to UCI of GA a non-solicit covenant substantially in the form of Exhibit
8.3.7 attached hereto (the "Non- Solicits").


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                  8.3.8 MainStreet and each of the security holders of
MainStreet (including without limitation the Class B Shareholders) shall execute and deliver to UCI an Investment Letter substantially in the form attached hereto as Exhibit 8.3.8 (the "Investment Letter").

                  8.3.9 MainStreet will deliver to UCI of GA copies of such duly filed UCC termination statements, mortgages or lien satisfactions and other documents, as are reasonably required by UCI of GA to evidence UCI of GA's clear, marketable and insurable title to the MainStreet Assets; provided however, the Parties acknowledge that Bank One, L.P. shall retain a lien on MainStreet's accounts receivable as collateral for MainStreet's line of credit obligation being assumed by UCI of GA as set forth in Section 7.1.3 above.

                  8.3.10 MHMG-GA will deliver to Doctor's Care of GA copies of such duly filed UCC termination statements, mortgages or lien satisfactions and other documents, as are reasonably required by Doctor's Care of GA to evidence Doctor's Care of GA's clear, marketable and insurable title to the MHMG-GA Assets.

                  8.3.11 MHMG-TN will deliver to Doctor's Care of TN copies of such duly filed UCC termination statements, mortgages or lien satisfactions and other documents, as are reasonably required by Doctor's Care of TN to evidence Doctor's Care of TN's clear, marketable and insurable title to the MHMG-TN Assets.

                  8.3.12 Each Transferor will deliver to UCI of GA such duly executed termination statements, or upon UCI of GA's request lease assignments, of the MainStreet Real Estate Leases and other documents, as are reasonably required by UCI of GA to evidence UCI of GA's clear, marketable and insurable leasehold interest in each of the Georgia Facilities and Tennessee Facilities.

                  8.3.13 Each Transferor shall deliver to UCI of GA such duly executed consents, if the assignment of the MainStreet Equipment Leases, to UCI of GA.

                  8.3.14 Copy of the patient list of each Transferor as of the date of Closing.

                  8.3.15 MHMG-GA's Articles of Amendment, in a form satisfactory to UCI of GA, changing the name of MHMG-GA to a name other than "MainStreet Healthcare Medical Group, P.C.", thus making such name available to UCI of GA.

                  8.3.16 MHMG-TN's Articles of Amendment, in a form satisfactory to UCI of GA, changing the name of MHMG-TN to a name other than "MainStreet Healthcare Medical Group, PC", thus making such name available to UCI of GA.

                  8.3.17 Each Transferor shall deliver to UCI of GA at Closing evidence of insurance as set forth in Section 9.19.3 herein.

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                  8.3.18 MainStreet shall execute and deliver to UCI of GA an
Affidavit and Certificate of Assumed Liabilities substantially in the form attached hereto as Exhibit 8.3.18.

                  8.3.19 Officers' Certificate of each of the Transferors substantially in the form attached hereto as Exhibit 8.3.19.

                  8.3.20 Legal Opinion of Transferors' and Class B Shareholders' counsel dated the date of Closing, substantially in the form attached hereto as
Exhibit 8.3.20.

                  8.3.21 MainStreet shall cause the owner as of Closing of MainStreet's facility located at 2362 Main Street, Tucker, Georgia to execute and deliver to UCI of GA a lease of MainStreet's facility located at 2362 Main Street, Tucker, Georgia, substantially in the form attached hereto as Exhibit
8.3.21. As of the date hereof, MainStreet is the owner of such facility. On or before the Closing, MainStreet shall not convey such facility to any person or entity other than a Class B Shareholder without the prior written consent of UCI which shall not be unreasonably withheld.

                  8.3.22 Certificate of Existence or Good Standing of each of the Transferors issued by the Secretary of State of its state of formation and dated within twenty days prior to Closing.

                  8.3.23 MainStreet shall execute and deliver to UCI of GA a true and complete list of the holders of MainStreet's securities as of the date of Closing, substantially in the form attached hereto as Exhibit 8.3.23 (the "Certified List of MainStreet Security Holders").

                  8.3.24 A report of each Transferor's accounts receivable (with aging data) and unbilled cost of fee by patient or customer as of the date of Closing, and a schedule of advance payments (advances) by patient or customer as of the date of Closing.

         8.4 Documents of UCI, UCI of GA, Doctor's Care of GA, or Doctor's Care of TN. At Closing, UCI and/or UCI of GA, at their expense, shall deliver or cause to be delivered to the Transferors or the Class B Shareholders (as the case may be) the following duly executed, lawful, and effective documents and instruments:

                  8.4.1 UCI will deliver a copy of the instructions to the transfer agent of UCI's common stock instructing the transfer agent to issue certificate(s) evidencing the Shares to MainStreet.

                  8.4.2 UCI will deliver to MainStreet the registration rights agreement substantially in the form attached hereto as Exhibit 8.4.2.

                  8.4.3 Officers' Certificate of each of the Transferees substantially in the form attached hereto as Exhibit 8.4.3.

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                  8.4.4 Legal Opinion of Transferees' counsel dated the date of
Closing, substantially in the form attached hereto as Exhibit 8.4.4.

                  8.4.5 UCI of GA shall execute and deliver to MainStreet a lease of MainStreet's facility located at 2362 Main Street, Tucker, Georgia, substantially in the form attached hereto as Exhibit 8.3.21, and shall pay such initial rental thereunder.

                  8.4.6 Certificate of Existence or Good Standing of UCI and each of the Transferees issued by the Secretary of State of its state of formation and dated within twenty days prior to Closing.

         8.5 Conditions of Title.

                  8.5.1 Assets. At Closing, the Assets shall be conveyed by appropriate instruments of conveyance free and clear of all claims, security interests, liens and Encumbrances except (a) personal property and ad valorem taxes for the year of Closing (which shall be prorated as provided in this Agreement), and (b) Bank One, L.P. shall retain a lien on MainStreet's accounts receivable as collateral for MainStreet's line of credit obligation being assumed by UCI of GA as set forth in Section 7.1.3 above.

                  8.5.2 Leasehold. At Closing, UCI of GA shall hold a leasehold interest in each of the Georgia Facilities and Tennessee Facilities free and clear of all claims, security interests, liens and Encumbrances except real property taxes for the year of Closing which are not yet due and payable.

         8.6 Covenants Prior to Closing.

                  8.6.1 Access to Information. Subject to any restrictions of applicable law or third party confidentiality agreements, upon reasonable notice, each Party shall, and shall cause its Subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment bankers, financial advisors, financing sources and other representatives of the other Parties hereto (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the date of Closing, to all of its properties, books, contracts, commitments and records and, during such period, each party shall and shall cause its Subsidiaries to, furnish promptly to the other (i) access to each report, schedule and other document filed or received by it or any of its Subsidiaries pursuant to the requirements of federal or state securities laws or filed with or sent to the SEC or any other federal or state regulatory agency or commission and (ii) access to all information concerning themselves, their Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by this Agreement.


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                  8.6.2 Reasonable Best Efforts. Subject to the terms and
conditions herein provided and to applicable legal requirements, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all action and so do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, the obtaining of all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings.

                  8.6.3 Private Placement. UCI will use its commercially reasonable best efforts to consummate a private placement through Laidlaw & Co of up to $2.5 million (the "Private Placement"). UCI, based on conditions that are prevailing of the date hereof and that have been brought to its attention, knows of no circumstance or condition that it expects will prevent the successful completion of the Private Placement.

                  8.6.4 UCI Stockholders Meeting. UCI, acting through its Board of Directors, shall, subject to and in accordance with applicable law and its Certificate of Incorporation, as amended, and its By-Laws, (i) promptly and duly call, give notice of, convene and hold as soon as practicable following the date hereof a meeting of the holders of UCI common stock for the purpose of voting to approve to the extent required by applicable law the transaction contemplated herein, and recommend approval and adoption thereof, (ii) prepare and file with the SEC and upon clearance thereof submit to stockholders a proxy statement in appropriate form for the solicitation of proxies with respect to the foregoing, and (iii) take all reasonable action to solicit and obtain such approval.

                  8.6.5 Operation in Regular Course. Until Closing, UCI shall carry on its business substantially in the same manner as it was carried on prior to the date hereof; provided however nothing contained herein shall preclude or in any way restrict UCI's acquiring one or more medical practices or consummating the Private Placement.

         8.7 Transactions Subsequent to Closing.

                  8.7.1 Employment Matters. Nothing contained herein shall be construed to create any liability for UCI or any of the Transferees to present or past employees of any Transferor or any other person or entity or regulatory agency for periods prior to the date of Closing.

                  8.7.2 Books and Records. To the extent that any of Transferors' books, records and documents are to be transferred to Transferees hereunder, and Transferors may have need to have access to such transferred books, records, and documents held by Transferees after the Closing, the Transferees agree that they shall maintain for at least three (3) years after the Closing (or for such longer period as may be required by applicable law) the respective books, records and documents transferred hereunder. During said period, representatives of Transferors shall be permitted to inspect and make copies of said books, records and documents transferred to

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Transferees, if any, during normal business hours and upon reasonable notice for purposes related to winding up the affairs relating to the Business or for any other appropriate purpose.

                  8.7.3 Trade Name. Each Transferor and Class B Shareholder shall discontinue use of the trade names "MainStreet Healthcare" and "Prompt Care".

                  8.7.4 Accounts Receivable. Each Transferor shall cooperate with UCI of GA's attempts to collect the accounts receivable constituting portions of the Assets and will promptly pay over to UCI of GA any proceeds of such accounts receivable.

                  8.7.5 Transitional Permits. Each Transferor agrees, to the extent permitted by law, that Transferees may operate for a period of up to 30 days after Closing under any permits or licenses of Transferors respecting the Business which may not be assignable until similar permits or licenses are issued to Transferees, provided Transferees promptly make and pursue application for such permits and licenses and indemnifies Transferors for any loss or damage from Transferees' operations under such permits or licenses. In the event that any such permit or license is held in the name of an officer or agent of any Transferor, Transferors shall use best efforts to cause such person to cooperate in carrying out the intent of this Section.

                  8.7.6 Restrictions Against Competition.

                           8.7.6.1 For a period of three (3) years after
Closing, none of the Transferors:

                                    8.7.6.1.1 shall own, operate, or establish,
         in competition with UCI and/or any of the Transferees, an urgent care, family care, or industrial and/or occupational medical business located anywhere within the States of South Carolina, Tennessee, and Georgia.

                                    8.7.6.1.2 shall, directly or through an
         affiliate, solicit or divert (or assist another person or entity to solicit or divert) any patient of the Business from purchasing or using any of the services of the Transferees, or any one of them.

                                    8.7.6.1.3 shall, directly or through an
         affiliate, solicit or in any manner attempt to solicit or induce any person employed by, or an agent of, one or more of the Transferees to terminate such person's association or contract of employment or agency, as the case may be, with such entity.


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                           8.7.6.2 If any Transferor shall violate any of the
provisions of this Section 8.6.6, the Transferees shall be entitled to recover any non-speculative lost profits incurred by any one or more of the Transferees as a result of, growing out of, or in connection with, any such violation by a Transferor. This remedy shall be in addition to, and not in limitation of, any injunctive relief or other rights, remedies, or damages, to which any one or more of the Transferees is or may be entitled as a result of this Agreement. In the event of a breach or threatened breach by a Transferor of any of the provisions of this Section 8.6.6, the Transferees, in addition to, and not in limitation of, any other rights, remedies, or damages available to any one or more of the Transferees at law or in equity, shall be entitled to a temporary restraining order, preliminary injunction, and permanent injunction in order to prevent or restrain any such breach by a Transferor or by a Transferor's partners, agents, representatives, servants, employers, employees, companies, consulting clients, and/or any and all persons directly or indirectly acting for or with a Transferor. Each Transferor agrees that in the event of any breach by a Transferor of the covenants set forth in this Section 8.6.6, the Transferees shall suffer irreparable harm for which the remedy of monetary damages may be inadequate.

                           8.7.6.3 Each of the Transferors acknowledges and
agrees that the restrictions contained in this Section 8.6.6 is reasonably related to the value of the Assets sold to Transferees hereunder and that the scope of this restriction is reasonable in time and territory. In the event that, notwithstanding the foregoing, any of the provisions of this Section 8.6.6 or any parts thereof shall be held to be invalid or unenforceable, the remaining provisions or parts thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portions or parts had not been included therein. In the event that any provisions of Section 8.6.6 relating to the time period and/or the areas of restriction and/or the scope of restricted activities and/or related aspects shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or areas of restriction and/or the scope of restricted activities and/or related aspects deemed reasonable and enforceable by the court shall become and thereafter be the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court. In the event any Class B Shareholder violates the terms of their respective Non- Solicit, a form of which is attached hereto as Exhibit 8.3.7, such violation shall be deemed to be a violation by each of the Transferors of the terms of this Section 8.6.6.

                           8.7.7 Confidentiality. Subsequent to Closing, each of
the Transferors shall hold in confidence all documents and information concerning the Business and the Assets (except that Transferors may, after reasonable notice to UCI of GA disclose such documents and information, or copies or summaries thereof, to Transferors professional advisors, shareholders, creditors, and any governmental authority reviewing the transactions contemplated hereby, or as required in Transferors' reasonable judgment pursuant to federal or state laws or regulations or court order). Such confidential information shall not include information that can be demonstrated by

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independent documentary evidence to be publicly available other than as a result of acts in breach of this Section or any Non-Solicit.

                  8.7.8 Publicity. Upon UCI of GA's request (if any), at a date reasonably agreed upon by UCI of GA and MainStreet, but no later than thirty
(30) business days after Closing, MainStreet, at UCI of GA's expense, shall mail to all those patients of Transferors designated by UCI of GA, a letter substantially on the form provided by UCI of GA, subject to MainStreet's approval (which shall not be unreasonably withheld) advising of the sale hereunder and containing a request of Transferors that to the extent requested by UCI of GA, such patient shall continue its relationships with Transferees. Other than as directed or expressly permitted by Transferees or expressly required by law, the Transferors and the Class B Shareholders shall not take any action or make any disclosures which might reasonably be anticipated to have an adverse affect on the Transferee's respective business operations relating to the Assets. This provision shall not, however, be construed to prohibit any Party from making any disclosures to any governmental authority which it is required to make by law or from filing this Agreement with, or disclosing the terms of this Agreement to, any governmentally-regulated institutional lender to such Party, or prohibit Transferees or Transferors from disclosing to their respective investors, lenders, and financial advisors such terms of this transaction as are customarily disclosed to them in connection with the disposition of such assets. The Parties hereto acknowledge and agree that UCI may elect, either prior to or after Closing, in it sole discretion, to issue a press release after consulting with MainStreet, and file documents with the SEC and Nasdaq concerning the proposed acquisition and this Agreement.

                  8.7.9 Taxes. Each of the Transferors shall file such tax returns and reports and pay such taxes to be paid by them as are required for periods ending with the date of Closing.

                  8.7.10 Creditors. Each of the Transferors shall as and when due use their reasonable best efforts within eleven (11) months after the date of Closing to pay all of Transferors' valid liabilities not expressly assumed by UCI of GA pursuant to Section 7.1.3 hereunder, and perform all of Transferors' valid obligations which any of the Transferors have incurred in connection with the Assets or the operation of the Business.

                  8.7.11 Miscellaneous Required Acts. The parties hereto shall take such other actions and comply with other obligations as are required after Closing under this Agreement or under documents ancillary hereto.

                  8.7.12 Audit. At UCI of GA's expense, Transferors, no later than May 30, 1998, shall provide UCI with the audited financial statements of the Transferors for the period commencing April 1, 1997, and ending March 31, 1998.

                  8.7.13 Board of Directors. On or about the date of Closing, Johnson shall be appointed to the Board of Directors of UCI. Also, to the extent permitted by law, as long as

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MainStreet or PENMAN is the holder of record of not less than five (5%) of the issued and outstanding shares of the common stock of UCI, a representative of PENMAN shall be invited to attend, at PENMAN's expense, all meetings of the Board of Directors of UCI occurring after the date of Closing. For so long as such representative of PENMAN is entitled to such invitation as set forth above, such representative of PENMAN shall be given notice of all meetings of the Board of Directors of UCI at the same time such notices are given to the directors of UCI, and, to the extent permitted by law, shall be entitled to all information generally made available to the directors of UCI. Such representative shall not be entitled to vote on any matter.

         8.8 Other Actions. The parties hereto agree that they will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, documents, instruments and assurances as may be reasonably required by the other party in order to carry out fully and to effectuate the transactions herein contemplated under, and in accordance with, the provisions of this Agreement.

9. REPRESENTATIONS AND WARRANTIES OF TRANSFERORS AND CLASS B SHAREHOLDERS. Except as otherwise set forth in the Schedule of Exceptions attached hereto as
Exhibit 9 (the "Schedule of Exceptions"), each of the Transferors and Class B Shareholders severally and not jointly represent, warrant, and covenant to UCI and the Transferees that the representations and warranties contained in this
Section 9 are true, correct and complete as of the date of this Agreement:

         9.1 Organization of MainStreet; Authority. MainStreet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to enter into this Agreement and the other documents related thereto and to carry out and perform its obligations under the terms of this Agreement and such other documents related thereto. MainStreet has the full and unrestricted corporate power and authority to own, operate and lease its assets and properties and to carry on its business as currently conducted. MainStreet is qualified to do business and in good standing in the State of Georgia, and as of the date of Closing the State of Tennessee, which jurisdictions constitute the only jurisdictions in which the nature of MainStreet's business requires it to be so qualified or in which the failure to be so qualified, if required, would have a material adverse effect on the MainStreet Business taken as a whole. The execution and delivery of this Agreement and documents related thereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or other action on the part of MainStreet and each of the Class B Shareholders. This Agreement has been, and at the Closing the documents related thereto shall be, duly executed and delivered by MainStreet and each of the Class B Shareholders and constitutes the valid, binding and enforceable obligation of MainStreet and each of the Class B Shareholders, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

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Plan of Reorganization
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         9.2 Organization of MHMG-GA; Authority. MHMG-GA is a professional corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, with the corporate power and authority to enter into this Agreement and the other documents related thereto and to carry out and perform its obligations under the terms of this Agreement and such other documents related thereto. MHMG-GA has the full and unrestricted corporate power and authority to own, operate and lease its assets and properties and to carry on its business as currently conducted. MHMG-GA is qualified to do business and in good standing in every jurisdiction in which the nature of MHMG-GA's business requires it to be so qualified or in which the failure to be so qualified, if required, would have a material adverse effect on the MHMG-GA Business taken as a whole. The execution and delivery of this Agreement and documents related thereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or other action on the part of MHMG-GA. This Agreement has been, and at the Closing the documents related thereto shall be, duly executed and delivered by MHMG-GA and constitutes the valid, binding and enforceable obligation of MHMG-GA, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

         9.3 Organization of MHMG-TN; Authority. MHMG-TN is a professional corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, with the corporate power and authority to enter into this Agreement and the other documents related thereto and to carry out and perform its obligations under the terms of this Agreement and such other documents related thereto. MHMG-TN has the full and unrestricted corporate power and authority to own, operate and lease its assets and properties and to carry on its business as currently conducted. MHMG-TN is qualified to do business and in good standing in every jurisdiction in which the nature of MHMG-TN's business requires it to be so qualified or in which the failure to be so qualified, if required, would have a material adverse effect on the MHMG-TN Business taken as a whole. The execution and delivery of this Agreement and documents related thereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or other action on the part of MHMG-TN. This Agreement has been, and at the Closing the documents related thereto shall be, duly executed and delivered by MHMG-TN and constitutes the valid, binding and enforceable obligation of MHMG-TN, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

         9.4 Organization of Prompt Care; Authority. Prompt Care is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, with the corporate power and authority to enter into this Agreement and the other documents related thereto and to carry out and perform its obligations under the terms of this Agreement and such other documents related thereto. Prompt Care is a wholly-owned Subsidiary of MainStreet. As of the Closing, Prompt Care owns no assets and owes no liabilities and has no interest in the

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Plan of Reorganization
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Assets to be sold to Transferees hereunder or the proceeds thereof. The execution and delivery of this Agreement and documents related thereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or other action on the part of Prompt Care. This Agreement has been, and at the Closing the documents related thereto shall be, duly executed and delivered by Prompt Care and constitutes the valid, binding and enforceable obligation of Prompt Care, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

         9.5 Ability to Carry Out the Agreement. None of the Transferors or Class B Shareholders is subject to or bound by any provision of:

                  (i) any law, statute, rule, regulation, ordinance or judicial or administrative decision;

                  (ii) any articles or certificate of incorporation or bylaws;

                  (iii) any contract, agreement, mortgage, deed of trust, lease, note, stockholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship or other restriction of any kind or character whatsoever: or

                  (iv) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator;

that would prevent or be violated by, or would result in any penalty, forfeiture or material contract termination as a result of, or under which there would be a default as a result of, nor is the consent of any Person under any contract or agreement which has not been obtained required for, the execution, delivery and performance by each of the Transferors and Class B Shareholders of this Agreement and the transactions contemplated hereby.

         9.6 Capitalization of MainStreet; Ownership. The authorized capital stock of MainStreet consists solely of: (i) 20,000 shares of preferred stock, par value $.01 per share (the "MainStreet Preferred Shares") of which 6,000 shares of the MainStreet Preferred Shares are 5.0% cumulative redeemable preferred stock of which 4,367 shares are issued and outstanding, and the remaining 14,000 shares of MainStreet Preferred Shares are "blank check preferred" of which 2,500 shares have been designated 10% cumulative redeemable preferred stock of which 412 shares are issued and outstanding; (ii) 5,000,000 shares of Class A non-voting convertible common stock, par value $0.01 per share, of which 276,000 shares are issued and outstanding, and (iii) 20,000,000 shares of Class B common stock, par value $.01 per share, of which 6,460,452 shares are issued and outstanding. The shares of capital stock and other securities described in Exhibit 9.6 hereto are the only shares of capital stock and other securities of

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MainStreet which are issued and outstanding. All shares of the securities of
MainStreet are held of record by the respective security holders as set forth in
Exhibit 9.6 hereto.

         9.7 Capitalization of MHMG-GA; Ownership. The authorized capital stock of MHMG-GA consists solely of one hundred thousand (100,000) shares of common stock, no par value, of which 5,000 shares are issued and outstanding and owned by Pamela K. Erdman, M.D., and 5,000 shares are issued and outstanding and owned by Harold Holloway, M.D.

         9.8 Capitalization of MHMG-TN; Ownership. The authorized capital stock of MHMG- TN consists solely of two thousand (2,000) shares of common stock, of which 100 shares are issued and outstanding and owned by Laykoon Huang, M.D.

         9.9 Universal, Subsidiaries and Affiliates. Universal is a Georgia corporation whose Article of Incorporation were filed with the Georgia Secretary of State on January 27, 1997, but no further steps have been taken to organize Universal, including but not limited to the issuance of stock. Universal owns no assets and owes no liabilities and has no interest in the Assets to be sold to Transferees hereunder or in the proceeds thereof. MainStreet does not have, and has never had, any Subsidiary other than Prompt Care and Universal and does not control, directly or indirectly, or have any direct or indirect equity participation or any interest in any corporation, partnership, limited liability company, trust, venture, business, enterprise, firm or other business association other than Prompt Care and Universal. Neither MHMG-GA nor MHMG-TN has, and has never had, any Subsidiary and does not control, directly or indirectly, or have any direct or indirect equity participation or any interest in any corporation, partnership, limited liability company, trust, venture, business, enterprise, firm or other business association.

         9.10 Financial Statements. Attached hereto as Exhibit 9.10 are the following financial statements of the Transferors (collectively the "Financial Statements"): (i) the audited consolidated balance sheet as of March 31, 1997, audited consolidated statements of operations, audited consolidated statement of stockholder's equity, and audited consolidated statement of cash flows for the fiscal year ended March 31, 1997; and (ii) the unaudited consolidated balance sheet, unaudited consolidated statements of operations, unaudited consolidated statement of stockholder's equity, and unaudited consolidated statement of cash flows as of and for the nine (9) months ended December 31, 1997. The Financial Statements (including the notes thereto) have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby, are true, correct and complete, fairly present in all material respects the financial position of the Transferors at the dates thereof and the results of operations of the Transferors for the periods covered thereby (subject in the case of unaudited statements to normal year-end adjustments), and are consistent with the books and records of the Transferors (which books and records are materially correct and complete).

         9.11 Conduct of Business Since March 31, 1997; Absence of Material Adverse Change. Since March 31, 1997, there has been no material adverse change in the Business, operations,

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results of operations, assets, properties or financial condition of any of the
Transferors. Since such date, except as contemplated in this Agreement: (i) each of the Transferors has conducted its respective businesses in the manner theretofore conducted and only in the ordinary course consistent with past practices; and (ii) without limiting the generality of the foregoing, none of the Transferors has:

                  9.11.1 incurred any loss of, or injury to, the assets or properties of any of the Transferors as the result of any fire, explosion, flood, windstorm, earthquake, labor trouble, riot, accident, act of God, public enemy or armed forces, or other casualty (whether or not covered by insurance payable to any of the Transferors);

                  9.11.2 mortgaged, pledged or subjected to lien, charge, security interest or any other Encumbrance, other than in the ordinary course of business, any of its assets or properties with respect to any obligations;

                  9.11.3 sold, exchanged, transferred or otherwise disposed of any of its assets or properties, tangible and intangible, or cancelled any debts or claims, other than in the ordinary course of business;

                  9.11.4 written down the value of any assets or properties or written off as uncollectible any notes or accounts receivable, except write-downs and write-offs in the ordinary course of business consistent with past practices;

                  9.11.5 made any material change in any method of accounting or accounting practice except where required by a change in GAAP or reflected in the Financial Statements;

                  9.11.6  waived or released any rights of material value; or

                  9.11.7 agreed or committed, whether in writing or not, to do any of the foregoing.

         9.12 Title to Assets; Absence of Liens.

                  9.12.1 MainStreet has good, valid and marketable title to, or valid and subsisting leasehold interests in, all the MainStreet Assets, free and clear of any and all Encumbrances, except for Encumbrances reflected in the Financial Statements including that certain lien on MainStreet's accounts receivable held by Bank One, L.P., and which do not unreasonably or materially interfere with the conduct of MainStreet's business operations as currently conducted.

                  9.12.2 MHMG-GA has good, valid and marketable title to all the MHMG-GA Assets, free and clear of any and all Encumbrances. The MHMG-GA Assets consist solely of the medical records of the patients of MHMG-GA.


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                  9.12.3 MHMG-TN has good, valid and marketable title to all the
MHMG-TN Assets, free and clear of any and all Encumbrances. The MHMG-TN Assets consist solely of the medical records of the patients of MHMG-TN.

         9.13 Status of Assets. The Assets sold hereunder constitute all of the assets of the Business (taking into account the Excluded Assets) and include all property, rights, and intangibles necessary for Transferees to operate after Closing a business similar to the Business as is presently conducted. All material inventory systems, computer systems, telephone systems, machinery, equipment, and other tangible property which are portions of the Assets are generally sound, in good repair, may be safely operated within all applicable standards or regulations in their present conditions, and are in good and merchantable condition. All material contracts, commitments, and similar rights which are portions of the Assets are valid, binding, enforceable, and without known default in violation of law. The information related to accounts receivable provided to UCI of GA is materially accurate, and such accounts receivable reflect valid, binding, and enforceable rights of the Business which shall be lawfully transferred to UCI of GA hereunder.

         9.14 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of each Transferors's and/or each Class B Shareholders' Knowledge, threatened that question the validity of this Agreement or any transaction contemplated hereby or that relate to the Assets or to the conduct of Business, including but not limited to condemnation or bankruptcy proceedings, which if adversely determined would have a material adverse effect upon any of the Transferors' and/or any Class B Shareholders' ability to enter into this Agreement or perform its obligations hereunder or upon the use, enjoyment, or value of the Assets for the Transferees.

         9.15 Compliance with Laws. Each of the Transferors is in compliance with all laws, ordinances, and regulations that govern their respective ownership and present use of the Assets, the violation of which would have a material adverse effect on the Assets or the Business. All of the Assets sold hereunder, and each of the Facilities leased hereunder, substantially comply with applicable environmental, zoning, health, OSHA, consumer products, and fire safety regulations where such non-compliance does not have a material effect on the Business or Assets.

         9.16 Brokers. None of the Transferors nor any Class B Shareholder has dealt with any broker in connection with this transaction other than Laidlaw & Company, and no brokerage commission nor claim thereof shall accrue or become payable to any person or entity respecting this transaction other than Laidlaw & Company. Each of the Transferors and Class B Shareholders acknowledge and agree that any and all commissions payable to Laidlaw & Company in connection with consummation of the transactions contemplated herein shall be paid by MainStreet. Notwithstanding the foregoing, the Parties acknowledge that certain commissions shall be payable to Laidlaw & Company by UCI in connection with certain capital raising transactions unrelated to the transactions contemplated herein, including but not limited to that certain Private Placement.


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         9.17 Payables, Taxes, and Creditors. Each of the Transferors and Class
B Shareholders shall not hinder, delay, defraud, or avoid any obligation to any past, present or future creditor in the transactions contemplated by this Agreement. The consideration to be received by the Transferors from the Transferees pursuant to this Agreement is more than a reasonably equivalent value in exchange for the transfer of the Assets. Each of the Transferors is currently solvent and will not be rendered insolvent as a result of the transactions contemplated hereby. None of the Transferors has initiated, nor does it intend to initiate with respect to itself as debtor, has had initiated or expects to have initiated against it as debtor, any proceeding under federal or any state's bankruptcy, insolvency or similar laws.

         9.18 Employee Benefits.

                  9.18.1 Exhibit 9.18.1 lists each Employee Benefit Plan that any of the Transferors maintain or to which any of the Transferors contribute. Each such Employee Benefit Plan (and each related trust, insurance contract or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                  9.18.2 All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Section 4980B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                  9.18.3 All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan, and all contributions for any period ending on or before the date of Closing which are not yet due, have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Transferors. All premiums or other payments for all periods ending on or before the date of Closing have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                  9.18.4 Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code
Section 401(a) and has received, within the last two (2) years, a favorable determination letter from the Internal Revenue Service.

                  9.18.5 The Transferors have delivered to UCI of GA correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report and all related trust agreements, insurance contracts and other funding agreements which implement each such Employee Benefit Plan.


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                  9.18.6 None of the Transferors has incurred any accumulated funding deficiency within the meaning of ERISA or any liability to the Pension Benefit Guaranty Corporation established under ERISA, nor has any tax been assessed against any of the Transferors for the alleged violation of the Code with respect to the Business, or their respective operations.

         9.19 Insurance.

                  9.19.1 Exhibit 9.19.1 sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability or workers' compensation coverage or bond or surety arrangements) or self-insurance arrangement to which any of the Transferors is a party, a named insured, or otherwise the beneficiary of coverage as of the date hereof.

                           (i) the name, address and telephone number of the agent;

                           (ii) the name of the insurer, the name of the policyholder and the name of each covered insured;

                           (iii) the policy number and the period of coverage;

                           (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                           (v) a description of any retroactive premium adjustments or other loss-sharing arrangements.

                  9.19.2 With respect to each such insurance policy: (i) to the Knowledge of each Transferor and each Class B Shareholder, the policy is legal, valid, binding, enforceable and in full force and effect; (ii) to the Knowledge of each Transferor and each Class B Shareholder, the policy if it is an "occurrence policy" shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated by this Agreement; (iii) to the Knowledge of each Transferor and each Class B Shareholder, each of the Transferors are not nor is any other party to the policy in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy;
(iv) no party to the policy has repudiated any provision thereof; and (v) no claims have been made during the past five years. Each of the Transferors has been covered since their respective dates of formation by insurance in scope and amount consistent with current coverage, taking into account the growth of their respective businesses.


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                  9.19.3 For a period of one (1) year after the date of Closing, the Transferors, at their expense, shall maintain a comprehensive general liability "claims made" policy for discontinued operations of the Transferors in the amount of $1,000,000 per occurrence, and UCI and each of the Transferees shall be listed as additional insureds under such policy. Evidence of such insurance shall be delivered to Transferees at Closing.

         9.20 Directors, Officers and Employees. Exhibit 9.20 contains a correct and complete listing as of the date hereof of all of the directors, officers and employees of each of the Transferors, respectively, showing their names, positions and current wage or salary and rights to bonuses.

         9.21 Labor Relations; Employees.

                  9.21.1 None of the Transferors has a collective bargaining agreement with any of its employees; there is no labor union organizing activity pending or, to the Knowledge of each of the Transferors, threatened with respect to any Transferor; and none of the Transferors has experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. None of the Transferors has committed any unfair labor practices.

                  9.21.2 There is no pending claim nor, to the Knowledge of each Transferor, threatened (including, but not limited to, governmental agencies of any kind) against any of the Transferors arising out of any federal, state, county, local or foreign statute, ordinance or regulation relating to discrimination against employees or any other employee practices, including without limitation retirement or labor relations, or occupational, safety and/or health standards, sexual harassment or intentional infliction of emotional distress.

         9.22 Real Property.

                  9.22.1 Other than MainStreet's facility located at 2362 Main Street, Tucker, Georgia which is owned by MainStreet, none of the Transferors owns any real property.

                  9.22.2 Exhibit 7.2.1(b) lists and describes briefly all real property leased or subleased to or by each of the Transferors, including but not limited to each of the MainStreet Real Estate Leases. MainStreet has delivered to UCI of GA correct and complete copies of the leases and subleases (as amended to date) listed in Exhibit 7.2.1(b). With respect to each such lease and sublease:

                  (i) to each Transferor's Knowledge, the lease or sublease is legal, valid, binding, enforceable and in full force and effect:

                  (ii) None of the Transferors is, and, to MainStreet's Knowledge, no other party to the lease or sublease is, in breach or default, and, to the Knowledge of MainStreet, no

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         event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;

                  (iii) no party to the lease or sublease has repudiated any provision thereof;

                  (iv) there are no disputes, oral agreements or forbearance programs in effect as to the lease or sublease;

                  (v) with respect to each sublease, the representations and warranties set forth in clauses (i) through (iv) above are true and correct with respect to the underlying lease;

                  (vi) none of the Transferors has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

                  (vii) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations;

                  (viii) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities;

                  (ix) to the Knowledge of MainStreet, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any Encumbrance, easement, covenant or other restriction, except for installments of special easements not yet delinquent and recorded easements, covenants and other restrictions which do not unreasonably interfere with the Transferors' current use of the property; and

                  (x) as of the date of Closing, MainStreet shall have paid all payments then due and owing pursuant to such leases and such leases shall not otherwise be in default or subject to acceleration.

         9.23 Equipment Leases. Exhibit 7.2.1(a) lists and describes briefly all equipment leased to or by each of the Transferors, including but not limited to each of the MainStreet Equipment Leases. MainStreet has delivered to UCI of GA correct and complete copies of the leases (as amended to date) listed in Exhibit 7.2.1(a). With respect to each such lease:

                  (i) to each Transferor's Knowledge, the lease is legal, valid, binding, enforceable and in full force and effect:

                  (ii) None of the Transferors is, and, to MainStreet's Knowledge, no other party to the lease is, in breach or default, and, to the Knowledge of MainStreet, no event has

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         occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;

                  (iii) no party to the lease has repudiated any provision thereof;

                  (iv) there are no disputes, oral agreements or forbearance programs in effect as to the lease;

                  (v) none of the Transferors has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold;

                  (vi) all equipment leased thereunder has received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and has been operated and maintained in accordance with applicable laws, rules and regulations;

                  (vii) to the Knowledge of MainStreet, the owner of the equipment leased has good and marketable title to equipment, free and clear of any Encumbrance; and

                  (viii) as of the date of Closing, MainStreet shall have paid all payments then due and owing pursuant to such leases and, to the Knowledge of each Transferor and each Class B Shareholder, such leases shall not otherwise be in default or subject to acceleration.

         9.24 Line of Credit. As of the Closing, none of the terms of MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP. Inc.) shall have changed from the terms set forth in those certain loan documents supplied by MainStreet to UCI of GA (unless otherwise requested or agreed by UCI of GA in writing). As of the date of Closing, MainStreet shall have paid all payments then due and owing pursuant to such line of credit and such obligation shall not otherwise be in default or subject to acceleration. The Parties hereto acknowledge that Bank One, L.P shall retain a lien on MainStreet's accounts receivable being conveyed to UCI of GA hereunder.

         9.25     Environmental Matters.

                  9.25.1 In all material respects, each of the Transferors is in compliance with all local, state and federal statutes, ordinances, and regulations dealing with the protection of the environment or public health and safety, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (codified as amended, 42 U.S.C. ss.ss. 9601 et seq.) ("CERCLA") and the Resource Conservation and Recovery Act (codified as amended, 42 U.S.C. ss.ss. 6901 et seq.) ("RCARA").


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                  9.25.2 Each of the Transferors has obtained all required
local, state and federal permits, licenses, certificates and approvals, if any, relating to: (i) air emissions; (ii) discharges to surface water or groundwater;
(iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any local, state or federal statute, ordinance or regulation); (vi) the use, storage, transportation or disposal of petroleum or petroleum products; or (vii) other environmental, health and safety matters.

                  9.25.3 Each of the Transferors has not caused, suffered, permitted or sustained any emission, spill, release or discharge of any toxic or hazardous substances or wastes, or any petroleum products, into or upon: (i) the air; (ii) soils or any improvements located thereon, whether on a Transferors' property or elsewhere; (iii) surface water or groundwater; or (iv) a sewer, septic system or waste treatment, storage or disposal system except in accordance with applicable law or a valid government permit, license, certificate or approval.

                  9.25.4 None of the Transferors, nor any of the Class B Shareholders has received written notice of any actual or potential claims, orders, directives, citations or causes of action based on actual or alleged violations of any local, state, or federal statutes, ordinances or regulations dealing with the protection of the environment or public health and safety, including, but not limited to, CERCLA or RCARA, or written notice of any actual or potential common law claims or causes of action based upon any Transferor's actual or alleged involvement with or use of any substance regulated by local, state or federal statutes, ordinances or regulations dealing with the protection of the environment or public health and safety.

                  9.25.5 None of the Transferors, nor any of the Class B Shareholders has received oral or written notice of any actual or potential claims, orders, directives, citations or causes of action under any local, state or federal statutes, ordinances or regulations dealing with the protection of the environment or public health and safety, including, but not limited to, CERCLA and RCARA, based upon or arising out of its actual or alleged disposal of hazardous wastes or substances, whether on or off real property being operated by any of the Transferors.

         9.26 Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority is required in connection with the valid execution and delivery of this Agreement and the consummation by the Transferors and Class B Shareholders of the transactions contemplated hereby. At Closing, no consent of any third party which has not been obtained is required in connection with the transfer and assignment of the Assets hereunder.

         9.27 Zoning. To the best of each Transferor's and each Class B Shareholder's Knowledge, each of the Georgia Facilities and Tennessee Facilities is currently zoned for commercial operations and are in compliance with applicable zoning laws and ordinances; and

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each of the Transferors and Class B Shareholders does not know that the status of such zoning is in question or subject to change by the appropriate governmental authorities.

         9.28 Normal Course. MainStreet has paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments and all utility charges and assessments imposed upon or assessed against the MainStreet Assets prior to the Closing. MHMG-GA has paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments and all utility charges and assessments imposed upon or assessed against the MHMG-GA Assets prior to the Closing. MHMG-TN has paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments and all utility charges and assessments imposed upon or assessed against the MHMG-TN Assets prior to the Closing. Each of the Transferors shall exercise their respective best efforts to preserve the goodwill of the employees, patients, suppliers and others having business relationships with the Business through the date of Closing.

         9.29 Workers' Compensation. There are no worker compensation or similar claims or actions pending or threatened, and each of the Transferors and/or each of the Class B Shareholders do not know of facts which would make such claims timely, by past or present employees of any of the Transferors.

         9.30 No Adverse Conditions. Except as previously disclosed in writing to UCI of GA, to the best of each Transferor and/or Class B Shareholder's Knowledge there are no adverse conditions or circumstances that may interfere with the use and enjoyment of, or opportunity to resell or encumber, any of the Assets, or might otherwise impede the Transferees' ability to operate a business similar to the Business utilizing the Assets. Notwithstanding the foregoing, if the condition or circumstance existed as of the date of execution of this Agreement but was not disclosed as set forth above, no Transferor or Class B Shareholder shall be in violation of this Section 9.30 in the event such adverse condition or circumstance is cured as of Closing to UCI of GA's reasonable satisfaction. In the event the adverse condition or circumstance arises subsequent to the execution of this Agreement, and a Transferor or Class B Shareholder has Knowledge of such condition or circumstance, such condition or circumstance shall be disclosed in writing to UCI of GA.

         9.31 Copies of Documents. True, correct and complete copies of all documents listed in the exhibits and schedules hereto with respect to the representations and warranties contained in this Section 9 have been heretofore delivered to UCI of GA.

         9.32 Disclosure. Each disclosure in the Schedule of Exceptions disclosed as an exception to a representation or warranty of the Transferors and Class B Shareholders shall be deemed adequate to disclose an exception to a representation or warranty made herein to which it relates only if such disclosure refers to an agreement delivered to UCI of GA or identifies the exception with reasonable particularity and includes a brief description of the facts or obligation.

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To the Knowledge of each of the Transferors and Class B Shareholders, no information about any of the Transferors contained in this Agreement or any document executed in connection therewith, the Financial Statements, or any written statement furnished by or on behalf of the Transferors or Class B Shareholders pursuant to the terms of this Agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements and information contained herein or therein not misleading in light of the circumstances under which made.

         9.33 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of each Transferor and/or each Class B Shareholder set forth in this Agreement shall be true as of the date of Closing as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of the Closing, they shall be true as at the earlier date referenced. Notwithstanding the foregoing, Transferor and the Class B Shareholders shall promptly notify Transferees of any occurrence or state of facts which would result in any of the representations and warranties contained in this Section 9 not being true and correct if made anew at the time of such notice. From time to time prior to Closing, Transferor and the Class B Shareholders shall promptly supplement and amend any Exhibit referenced in this
Section 9 with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described on an Exhibit referenced in this Section 9. No such supplement or amendment shall have the effect of curing any inaccuracy or misrepresentation in any representation or warranty in this Agreement as of the date hereof unless each Transferee elects in writing to waive such inaccuracy or misrepresentation.

         9.34 Value of Assets and Future Profitability. Except as expressly set forth herein, Transferors and the Class B Shareholders make no representation or warranty of any kind whatsoever, including as to the value of the Assets or the future profitability or future earnings performance of the business of UCI of GA after the date of Closing.

10. REPRESENTATIONS AND WARRANTIES OF UCI AND THE TRANSFEREES. UCI and UCI of GA, jointly and severally, represent, warrant, and covenant to the Transferors and Class B Shareholders that the representations and warranties contained in this Section 10 are true, correct and complete as of the date of this Agreement:

         10.1 Organization and Good Standing. UCI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. UCI of GA is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated.


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         10.2 Authority. Other than the approval of shareholders of UCI, UCI and
UCI of GA have taken all corporate action necessary to approve and authorized the execution of this Agreement and to consummate the transactions contemplated hereby. Each of their respective representatives signing this Agreement has full power and authority to execute this Agreement in the indicated capacity and to consummate the transactions contemplated hereby. This Agreement has been, and at the Closing the documents related thereto shall be, duly executed and delivered by UCI and UCI of GA, and constitute valid and binding obligations of UCI and UCI of GA enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws effecting creditors rights generally and by principles of equity.

         10.3 Ability to Carry Out the Agreement. Other than the required approval of the shareholders of UCI, neither UCI nor UCI of GA is subject to or bound by any provision of:

                  (i) any law, statute, rule, regulation, ordinance or judicial or administrative decision;

                  (ii) any articles or certificate of incorporation or bylaws;

                  (iii) any contract, agreement, mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship other restriction of any kind or character whatsoever; or

                  (iv) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator;

that would prevent or be violated by or would result in any penalty, forfeiture or contract termination as a result of, or under which there would be a default as a result of, nor is the consent of any Person under any material agreement which has not been obtained required for, the execution, delivery and performance by either UCI or UCI of GA of this Agreement and the transactions contemplated hereby, other than violations, penalties, forfeitures, contract terminations, defaults or failure to obtain consents which, singly or in the aggregate, shall not have a material adverse effect on the enforceability or validity of this Agreement or the ability of UCI and UCI of GA to perform their respective obligations hereunder.

         10.4 Capitalization. UCI is authorized to issue: (i) Ten Million (10,000,000) shares of UCI Common Stock of which 5,744,965 shares are issued and outstanding as of the date hereof; and (ii) Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share, none of which is issued and outstanding. Upon the approval of the shareholders of UCI which is anticipated prior to Closing, UCI shall amend its certificate of incorporation to authorize Thirty Million (30,000,000) shares of UCI common stock. As of Closing, all of the Shares to be issued in the transaction described herein shall be duly authorized and reserved for issuance pursuant to

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this Agreement, and, upon the consummation of the transactions contemplated hereby, shall be validly issued, fully paid, nonassessable and not subject to preemptive rights.

         10.5 Securities Law Filings. UCI has previously furnished to MainStreet and the Class B Shareholders copies of: (i) its Annual Report on Form 10-KSB/A for the year ended September 30, 1997, as filed with the SEC; and (ii) its Quarterly Report on Form 10-QSB for the quarters ended December 31, 1997. UCI has filed all documents required to be filed with the SEC since January 1, 1996 (the "UCI SEC Documents"). As of their respective dates, the UCI SEC Documents compiled in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, as the case may be, and none of the UCI SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of UCI included in the UCI SEC Documents complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly, accurately and completely present the consolidated financial position of UCI and its consolidated Subsidiaries, at the respective dates thereof and the consolidated results of its operations and its consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

         10.6 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best Knowledge of UCI and UCI of GA, threatened that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon their ability to enter into this Agreement or perform their respective obligations hereunder.

         10.7 Taxes. UCI has paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments imposed upon or assessed against the assets of UCI or its Subsidiaries prior to the Closing.

         10.8 Compliance with Laws. UCI and UCI of GA is in compliance with all laws, ordinances, and regulations that govern their respective assets, the violation of which would have a material adverse effect on the business of UCI taken as a whole.

         10.9 Payables and Creditors. UCI of GA shall pay all accounts payable and taxes, assessments, and charges respecting the Assets incurred after the date of Closing within a reasonable amount of time following Closing in accordance with their terms and will protect the

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reputation of the Transferors by paying all the valid debts and obligations of each of the Transferors which have been expressly assumed by UCI of GA hereunder.

         10.10 Disclosure. To the Knowledge of UCI and UCI of GA, no information about any of the Transferees contained in this Agreement or any document executed in connection therewith, or any written statement furnished by or on behalf of the Transferees pursuant to the terms of this Agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements and information contained herein or therein not misleading in light of the circumstances under which made.

         10.11 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of UCI and UCI of GA set forth in this Agreement shall be true as of the date of Closing as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of the Closing, they shall be true as at the earlier date referenced.

11. CONDITIONS PRECEDENT.

         11.1 Conditions of UCI and the Transferees. The obligations of UCI and the Transferees hereunder shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

                  11.1.1 Representation and Warranties. The representations and warranties of all of the Transferors and all of the Class B Shareholders contained in this Agreement shall be true and correct in all material respects as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the date of Closing as though such representations and warranties had been made as of the date of Closing.

                  11.1.2 Performance of this Agreement. All of the Transferors shall have performed and complied in all material respects with all covenants, conditions, and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  11.1.3 Consents, Regulatory Filings, and Approvals. All third party consents, approvals, licenses, and permits, if any, the granting of which are necessary for the consummation of the transactions contemplated hereby, shall have been obtained, and all waiting periods specified by law, if any, the passing of which are necessary for such consummation, shall have passed.

                  11.1.4 Litigation, Injunctions. There shall be no injunction, order or decree of any court or governmental agency or authority prohibiting or enjoining UCI or any of the Transferees from consummating the transactions contemplated hereby or materially affecting the Assets.

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                  11.1.5 Deliveries. The deliveries of documents which each of the Transferors and each of the Class B Shareholders is obligated to make under
Section 8.3 shall have been made.

                  11.1.6 Real Estate Leases. As of Closing, UCI of GA shall have entered into valid and binding leases or validly assumed the existing leases for all of the Georgia Facilities and Tennessee Facilities.

                  11.1.7 Computer Equipment Installation. Prior to Closing, each of the Transferors shall provide UCI of GA and its agents during the term of this Agreement reasonable access to each of the Georgia Facilities and Tennessee Facilities to install any and all computer equipment, at UCI of GA's expense.

                  11.1.8 Medical Providers. As of Closing, Transferees shall have entered into employment agreements with no less than ten (10) of the physician-employees and/or physician assistant/nurse practitioner employees of the Transferors (collectively the "Medical Providers") executing; provided however, the Transferees reserve the right to require Transferors to deliver executed employment agreements from certain Medical Providers to be disclosed by UCI of GA to Transferors prior to Closing. All such employment agreements shall also include non-compete provisions which are consistent with such employee's current non-compete agreements with the Transferors.

                  11.1.9 Private Placement. As of Closing, UCI shall have successfully completed the Private Placement.

                  11.1.10 Approval of Shareholders of UCI. The Parties hereto acknowledge that the transactions described herein require the approval of the shareholders of UCI. In the event, the shareholders of UCI fail for any reason to timely approve the transactions described herein, this Agreement shall be null, void, and without effect, and no Party shall have any further obligation to any other Party hereunder.

                  11.1.11 No Material Adverse Change. Since December 31, 1997, there shall have been no material adverse change in the assets, Business, operations, results of operations or financial condition of MainStreet, except events or changes contemplated by this Agreement, changes consented to in writing by UCI of GA and changes in the ordinary course of business which are not, either individually or in the aggregate, materially adverse.

         11.2 Transferors' Conditions. Each of the Transferors' and each of the Class B Shareholders' obligations to sell the Assets shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

                  11.2.1 Representation and Warranties. The representations and warranties of UCI and the Transferees contained in this Agreement shall be true and correct in all material respects

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as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the date of Closing as though such representations and warranties had been made as of the date of Closing.

                  11.2.2 Performance of this Agreement. UCI and the Transferees shall have performed and complied in all material respects with all covenants, conditions, and agreements required by this Agreement to be performed or complied with by them respectively prior to or at the Closing.

                  11.2.3 Consents, Regulatory Filings, and Approvals. All third party consents, approvals, licenses, and permits, if any, the granting of which are necessary for the consummation by each of the Transferors of the transactions contemplated hereby, shall have been obtained and all waiting periods specified by law, the passing of which are necessary for such consummation, if any, shall have passed.

                  11.2.4 Litigation, Injunctions. There shall be no injunction, order or decree of any court or governmental agency or authority prohibiting or enjoining any of the Transferors from consummating the transactions contemplated hereby.

                  11.2.5 Deliveries. The deliveries of documents which UCI and the Transferees are obligated to make under Section 8.4 shall have been made.

                  11.2.6 No Material Adverse Change. Since December 31, 1997, there shall have been no material adverse change in the assets, business, operations, results of operations or financial condition of UCI, except events or changes contemplated by this Agreement, changes consented to in writing by MainStreet and changes in the ordinary course of business which are not, either individually or in the aggregate, materially adverse.

12. COST AND EXPENSES.

         12.1 Transactional Cost. The Parties shall be responsible for their respective attorney's fees, accountants' fees, experts' fees, and other expenses incurred by them in connection with the negotiations and Closing of this transaction; provided however, in the event litigation is commenced to enforce any rights under this Agreement or to pursue any other remedy available to any Party, all legal expense or other direct costs of litigation of the prevailing Party shall be paid by the non-prevailing Party.

         12.2 Proration of Taxes and Charges. All personal property taxes and like charges (which are not terminated and paid as of Closing by the Transferors), if any, relating to the personal (tangible and intangible) property comprising the Assets shall be prorated as of the date of closing, in accordance with regular accounting procedure. Settlement at Closing will be made on proration of estimates of such taxes and charges. If, as the result of such proration at Closing,

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a net balance is owed by Transferors to Transferees, or visa versa, the amount thereof shall be paid to such party at or within thirty (30) days after receipt of the next succeeding payment notice. Transferors shall be responsible for, and shall pay, all sales taxes, if any, applicable to the sale of the Assets as called for herein.

13. INDEMNITY RIGHTS.

         13.1 General Indemnity

                  13.1.1 By Transferors and Class B Shareholders. Each of the Transferors and the Class B Shareholders shall jointly and severally (but with respect to the Class B Shareholders severally and not jointly in accordance with their respective Percentage of Responsibility as set forth in Section 13.5 below) indemnify and hold UCI and each of the Transferees and their respective officers, directors and agents harmless, from any and all Indemnity Damages asserted against or incurred by UCI or any of the Transferees as a result of any breach by any of the Transferors and/or any of the Class B Shareholders of any covenant, warranty representation, or agreement, made by any of the Transferors and/or any of the Class B Shareholders herein or in agreements related hereto including but not limited to litigation expenses and legal fees that might be incurred because of such breach.

                  13.1.2 By Transferees and UCI. Each of the Transferees and UCI shall indemnify and hold each of the Class B Shareholders and Transferors and their respective officers, directors and agents harmless, from any and all Indemnity Damages asserted against or incurred by any of the Transferors as a result of any breach by UCI and/or any of the Transferees of any covenant, warranty representation, or agreement, made by UCI and/or any of the Transferees herein or in agreements related hereto including but not limited to litigation expenses and legal fees that might be incurred because of such breach.

         13.2 Special Indemnities. Each of the Transferors and the Class B Shareholders shall jointly and severally (but with respect to the Class B Shareholders severally and not jointly in accordance with their respective Percentage of Responsibility as set forth in Section 13.5 below) indemnify and hold UCI and each of the Transferees and their respective officers, directors, and agents harmless from any and all Indemnity Damages asserted against or incurred by UCI or any of the Transferees as a result of:

                  13.2.1 Award or Settlement. Any lawsuit or similar claim against any of the Transferors and/or any of the Class B Shareholders arising from events or conditions prior to the date of Closing.

                  13.2.2 Title to Assets. Any challenge to: (a) any of the Transferors' title to the Assets, or (b) the transfer of such title and interest to the Transferees pursuant to the Agreement.


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                  13.2.3 Accounts Payable. Any accounts payable, taxes,
assessments, or charges of any of the Transferors and/or any of the Class B Shareholders, provided such accounts payable is not expressly assumed by UCI of GA herein.

                  13.2.4 Bulk Sales. Any and all Indemnity Damages asserted against or incurred by UCI or any of the Transferees under any applicable Uniform Commercial Code - Bulk Transfers Act respecting this Agreement.

                  13.2.5 Worker's Compensation Award. Any and all Indemnity Damages asserted against or incurred by UCI or any of the Transferees as a result of any Worker's Compensation award or settlement with respect to any claim of an employee of any of the Transferors arising from an accident or work-related injury occurring prior to the Closing.

                  13.2.6 Medical Malpractice Claims. Any and all Indemnity Damages asserted against or incurred by UCI or any of the Transferees as a result of any medical malpractice claim arising from prior to the Closing.

         13.3 Provisions of General Application. With respect to any right of indemnification arising under this Agreement, the following provisions shall apply:

                  13.3.1 Procedures. The indemnified Party and the indemnifying Party agree to cooperate in the defense of any third party claim or action subject to this Section 13, to permit the cooperation and participation of the other Parties in any such claim or action, and to promptly notify the other Parties of the occurrence of any indemnified event or any material developments or amounts due respecting any indemnification event.

                  13.3.2 No Implications. Neither the rights of any Party to indemnification from another Party nor the obligations of any Party to indemnify another Party, under this Agreement shall in any way imply or create, and each Party specifically disclaims, any responsibility whatsoever by such Party for any other Party's liabilities to any other person or entity or governmental body.

                  13.3.3 Settlement. No settlement of an action covered by this
Section 13 shall be made without the prior written consent of UCI and MainStreet, which consent shall not be unreasonably withheld or delayed; provided however, that anything in this Agreement to the contrary notwithstanding, (a) if there is a reasonable probability that a claim may materially and adversely affect an indemnifying party other than as a result of money damages or other money payments, the indemnifying party shall have the right, at its own cost and expense, to compromise or settle such claim in any reasonable manner, but (b) the indemnifying party shall not, without prior written consent of the indemnified party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect of such

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claim. In any event, all Parties hereto shall retain the right to participate in the prosecution of any such actions, and the Party prosecuting such action shall act reasonably and in accordance with good business judgment giving due recognition to the interests of the other Parties to this Agreement.

                  13.3.4 Insurance. Prior to enforcing any claim for indemnification against the indemnifying parties under this Agreement, the indemnified parties shall administratively file in good faith with any insurers all forms and submissions required by applicable policies for the proceeds or other benefits of insurance coverage, if any, applicable to the claim or event from which such indemnification right arose. In the event that insurance proceeds are paid to the indemnified parties respecting an event to which an indemnification right applies hereunder, such indemnification right shall apply only to the extent that the amount of damages indemnified against exceeds such insurance proceeds actually paid to the indemnified parties; provided however, that: (a) such insurance proceeds shall not affect or be applied towards the maximum liability established in Section 13.4 (b) below, and (b) shall not be a condition precedent to asserting such indemnification claim under this Agreement. If the indemnifying parties incur indemnity costs or pay indemnity damages under this Agreement, and the indemnified parties subsequently receive insurance proceeds for the same claim or event, then the indemnified parties shall refund such indemnity costs or damage payments to the indemnifying parties from such insurance proceeds to the extent that the indemnified party has received benefits from both sources (i.e., payments of indemnity damages from the indemnifying party and such insurance proceeds) in excess of the amount of indemnity damages incurred by or asserted against the indemnified parties.

                  13.3.5 Cooperation. The Parties agree to cooperate fully with each other in connection with the mitigation, defense, negotiation or settlement of any such legal proceeding, claim or demand, and in any event, all Parties shall retain the right to participate in the defense of any such legal proceeding, claim or demand. Subject to rights of or duties to any insurer or other third person having liability therefor, the indemnifying parties shall have the right within fifteen (15) days after receipt of the notice described in
Section 13.3.1 to assume the control of the defense, compromise or settlement of any such action, suit, proceeding, claim, liability, demand or assessment, including at its own expense, employment of counsel; provided however, that if the indemnifying parties shall have exercised their right to assume such control, the indemnified party: (a) may, in its sole discretion and expense, employ counsel to represent it (in addition to counsel employed by the indemnifying parties) in any such matter, and in such event counsel selected by the indemnifying parties shall be required to cooperate with such counsel of the indemnified party in such defense, compromise or settlement for the purpose of informing and sharing information with such indemnified party; and (b) shall, at its own expense, make available to the indemnifying parties those employees of the indemnified parties and their affiliates whose assistance, testimony or presence is reasonably deemed by the indemnifying parties necessary or beneficial to assist them in evaluating and defending any such action, suit, proceeding, claim, liability, demand or assessment; provided further, however, that any such access shall be

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conducted in such a manner as not to interfere unreasonably with the operations of the businesses of the indemnified parties.

         13.4 Limitations. Anything contained in this Agreement to the contrary notwithstanding: (a) each indemnifying party hereunder shall not be liable for any claim for indemnification asserted by an indemnified party or by any party pursuant to any provision of this Agreement after the first (1st) anniversary date of the Closing; (b) the Transferors and Class B Shareholders aggregate liability to the Transferees, and the Transferees aggregate liability to the Transferors and Class B Shareholders, for such indemnification claims under this Agreement shall each not exceed Three Million and No/100 Dollars ($3,000,000.00); and (c) an indemnifying party shall not become liable for any such indemnification claims under this Agreement unless and until the aggregate of all such claims exceeds One Hundred Twenty-Five Thousand and No/100 Dollars ($125,000.00) in which event the indemnified party shall be entitled to indemnification from the first dollar of loss, but then only up to the amount limitation in Section 13.4(b) above in the aggregate. Notwithstanding the foregoing, the limitations of Section 13.4 above shall apply to all claims for indemnification under this Agreement except claims by any Transferee or UCI related to any Indemnity Damages asserted or incurred by UCI or any of the Transferees related to, or in connection with, any litigation or claim set forth on Exhibit 9.14 attached hereto.

         13.5 Ratable Percentages. Notwithstanding anything contained herein to the contrary, whenever any claim for Indemnity Damages arises pursuant to Sections 13.1.1 or 13.2 above, payment by the Class B Shareholders thereunder in each and every case shall be made to the indemnified parties in the following percentages:

              Responsible Party                  Percentage of Responsibility
              -----------------                  ----------------------------
              Johnson                            22.0%
              PENMAN                             78.0%
              Riddett                            0.0%
              Dare                               0.0%

In no event shall any Class B Shareholder be liable for Indemnity Damages with respect to any individual claim hereunder in an amount in excess of the product of multiplying: (i) such Class B Shareholder's Percentage of Responsibility set forth opposite such Class B Shareholder's name above, by (ii) the aggregate amount of such Indemnity Damages not paid by a Transferor. Nothing contained in this Section 13.5 shall in any way be deemed to limit in any way the liability of any Transferor hereunder.

         13.6 Holdback.

                  13.6.1 Holdback Shares. At Closing, MainStreet for itself and on behalf of Johnson shall be deemed to have directed UCI to withhold from issuance to MainStreet such number of Shares having an aggregate value equal to Three Hundred Thousand and No/100

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($300,000.00). The withheld Shares are herein referred to as the "Holdback
Shares." For all purposes of this Section 13.6, including the price per share utilized for determination of the number of Holdback Shares, shall be the price per share utilized in Section 7.1 above. The Parties hereto acknowledge and agree that such Holdback Shares are intended to be a portion of such Shares distributable to Johnson upon the ultimate liquidation or other distribution by MainStreet. Until such distribution occurs, it is agreed that such Holdback Shares shall be an asset of MainStreet and available to satisfy claims of UCI and the Transferees against MainStreet under this Agreement. After such distribution, any Holdback Shares held in escrow as of such date, shall be deemed to be an asset of Johnson, and Johnson will receive the Holdback Shares subject to the escrow. At Closing, the Holdback Shares shall be issued to MainStreet but delivered to Nexsen Pruet Jacobs & Pollard, LLP ("Escrow Agent") to be held in escrow along with the stock powers relating thereto executed by MainStreet, subject to the terms and conditions hereinafter set forth. The liability of Johnson under the indemnification provisions of this Section 13 shall be recovered at the indemnified party's sole discretion either from Johnson individually, or following distribution to him, from such Holdback Shares, or both. Such indemnified party shall not be required to make a claim for any Holdback Shares prior to asserting a claim against Johnson individually. As used in this Section 13.6, "J/MS" means MainStreet until the Holdback Shares are distributed to Johnson, and Johnson thereafter.

                  13.6.2 Holdback Termination. The Holdback Shares shall be distributed to J/MS as follows.

                           13.6.2.1 On the first anniversary of the date of
Closing, the Holdback Shares remaining in escrow shall be delivered to J/MS; except that if any claims made pursuant to Sections 13.1.1 or 13.2 have not been resolved as of such date, then the Holdback Shares equal to the amount of such unresolved claims shall remain in escrow.

                           13.6.2.2 Any Holdback Shares not so distributed to
J/MS pursuant to the foregoing shall be retained in escrow until such claims are resolved pursuant to Section 13.6.3 and 13.6.4 below.

                  13.6.3 Assertion of Claims Against Holdback. Subject to the limitations set forth in Sections 13.4 and 13.5 above, if UCI or any Transferee shall have any claim of indemnification against J/MS pursuant to Section 13 hereof, it shall promptly give written notice thereof to J/MS, including in such notice a brief description of the facts upon which such claim or adjustment is based and the amount thereof (the "Claim Notice"). Unless J/MS shall give written notice, within twenty (20) days after receipt of the Claim Notice, to UCI and the Escrow Agent objecting to the forfeiture of any Holdback Shares for application to such claims, the lesser of (a) that number of the Holdback Shares that is equal in value to the sum of the amount of claim or claims to be satisfied, or (b) all the Holdback Shares, shall be forfeited to UCI. Such claim or claims shall be deemed satisfied to the extent of such forfeiture.


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                  13.6.4  Resolution of Conflicts; Arbitration.

                           13.6.4.1 If J/MS gives such written objection to UCI
and the Escrow Agent, Escrow Agent shall continue to hold the Holdback Shares until the rights of J/MS, on the one hand, and the indemnified party, on the other hand, with respect thereto have been agreed upon between Johnson and the indemnified party or until such rights are settled by arbitration or judicial action.

                           13.6.4.2 J/MS and the indemnified party shall attempt
promptly and in good faith for a period of thirty (30) days to agree upon the rights of the parties with respect to each of such claims. If J/MS and such indemnified party should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and the Holdback Shares shall be distributed or forfeited in accordance with the terms thereof.

                           13.6.4.3 If no such agreement can be reached after
such period of good faith negotiation, either the indemnified party or J/MS may demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in any such event the matter shall be settled by arbitration conducted by three arbitrators. The indemnified party shall select one arbitrator and J/MS shall select another arbitrator, and the two arbitrators so selected shall select a third arbitrator. The decision of the arbitrators as to the validity and amount of any claim in such Claim Notice shall be binding and conclusive upon the Parties. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Columbia, South Carolina. Any such arbitration shall be conducted under the rules then in effect of the American Arbitration Association, and shall be based on the provisions and limitations of this Section 13. The non-prevailing party shall pay all costs and expenses of the prevailing party in connection with any such arbitration.

         13.7 Exclusive Remedies. Anything contained in this Agreement to the contrary notwithstanding, the indemnification rights set forth in this Section 13, all of which are subject to the terms, limitations, and restrictions of this
Article 13, shall be the exclusive remedy for monetary damages sustained as a result of a breach of a representation, warranty, covenant, or agreement under this Agreement. Such limitations set forth in this Section 13 shall not impair the rights of any of the parties: (a) to seek non-monetary equitable relief, including (without limitation) specific performance or injunctive relief to redress any default or breach of this Agreement; or (b) to seek enforcement, collection, damages, or such non-monetary equitable relief to redress any default or breach of any Non-Solicits to be delivered at Closing hereunder. In connection with the seeking of any non-monetary equitable relief, each of the Parties acknowledges and agrees that the other Parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.

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         13.8 Cross Default.

                  13.8.1 Transferees and UCI. Notwithstanding anything contained herein to the contrary, in the event UCI or any of the Transferees breach this Agreement or any other agreement or instrument ancillary hereto to which it is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by UCI and each of the Transferees of this Agreement.

                  13.8.2 Transferors and Class B Shareholders. Notwithstanding anything contained herein to the contrary but subject to Section 13.5, in the event any of the Transferors and/or any of the Class B Shareholders breach this Agreement or any other agreement or instrument ancillary hereto (other than a Non-Solicit or any Investment Letter) to which it is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by each of the Transferors and Class B Shareholders of this Agreement.

14. EXISTING LIABILITIES. Except as specifically set forth in Section 7.2 above, neither UCI nor any of the Transferees assumes any, and hereby expressly disclaims all, obligations or liabilities of each of the Transferors, contingent or absolute, including (without limitation) liabilities for (i) federal or state income, payroll, property, or sales taxes for any period, or (ii) any tort, contract, or statutory liability resulting from or alleged to have resulted from the Business prior to the Closing, except for the obligations arising and maturing after the date of Closing to perform under those liabilities expressly assumed by UCI of GA hereunder. All property taxes assessed against the Assets sold hereby shall be prorated as of the date of Closing, and each of the Transferors shall jointly and severally promptly pay when due, or reimburse Transferees for, all such taxes which remain any of the Transferors' responsibility.

15. RISK OF LOSS. In the event the Assets or any substantial part thereof shall be damaged or destroyed prior to the date of Closing due to any casualty or event, or there shall occur any actions for condemnation or eminent domain having a material adverse affect on the Assets or any substantial part thereof, each of the Transferors shall promptly notify UCI of GA that such damage, destruction, or action has occurred and the estimated extent thereof. In the event of such damage, destruction, condemnation or eminent domain, UCI of GA must within five (5) days of receipt of such notice either:

         15.1 Termination. Terminate this Agreement by giving Transferors written notice of such termination and thereupon all parties shall be released of all further liability to the others; or

         15.2 Adjustment. Alternatively, and subject to the fulfillment of the conditions set forth herein, require the consummation of the transactions provided for in this Agreement and, in such case (or in case of any damage by fire or other casualty, or condemnation or eminent domain action not entitling UCI of GA to terminate this Agreement), all proceeds of insurance covering

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the Assets and all of the claims arising as a result of such damage or destruction to such Assets or all proceeds of such condemnation or eminent domain action for such Assets shall become the property of UCI of GA. In the event UCI of GA elects to require the consummation of the transactions contemplated herein, neither Transferor shall compromise or settle any such claim or action at any time without the written consent of UCI of GA which shall not be unreasonably withheld. Each Transferor shall cooperate with the collection of such amounts. Further, in such event, the representations and warranties of the Transferors and the Class B Shareholders, as set forth herein shall be modified equitably to account for such claim or action.

16. MISCELLANEOUS.

         16.1 Termination.

                  16.1.1 This Agreement constitutes the binding and irrevocable agreement of the Parties to consummate the transactions contemplated hereby, the consideration for which is comprised of the covenants set forth herein and the expenditures and obligations incurred and to be incurred by the Parties in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:

                           16.1.1.1 By UCI of GA and MainStreet. This Agreement may be terminated without liability upon the mutual written consent of UCI of GA and MainStreet.

                           16.1.1.2 By UCI of GA. In the event that Closing has not been completed by April 15, 1998 as a result of the non-satisfaction or non-fulfillment in any material respect of any of the conditions upon Transferees' obligations specified in Section 11.1 (which had not been previously waived by Transferees), then UCI of GA shall be entitled at its option to terminate this Agreement by notice to the other Parties; provided however, that UCI of GA shall not be entitled to terminate this Agreement if the non-satisfaction or non-fulfillment of any such condition resulted from or was proximately caused by UCI or any Transferee's breach of this Agreement or was frustrated or made impossible by the wrongful act or failure to act of UCI or any Transferee.

                           16.1.1.3 By MainStreet. In the event that Closing has not been completed by April 15, 1998 as a result of the non-fulfillment or non-satisfaction in any material respect of any of the conditions upon Transferors' obligations specified in Section 11.2 (which had not been previously waived by Transferors), then MainStreet shall be entitled at its option to terminate this Agreement by notice to the other Parties; provided however, that MainStreet shall not be entitled to terminate this Agreement if the non-satisfaction or non-fulfillment of any such condition resulted from or was proximately caused by any Class B Shareholder or Transferor's breach of this Agreement or was frustrated or made impossible by the wrongful act or failure to act of any Class B Shareholder or Transferor.


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                  16.1.2 Effect on Agreement. In the event of termination of this Agreement pursuant Section 16.1.1.1 above, this Agreement shall forthwith become void, the transactions contemplated hereby shall be abandoned and there shall be no liability or obligation on the part of the Transferors, Transferees or Class B Shareholders or their respective officers, directors or partners. In the event of termination of this Agreement pursuant Sections 16.1.1.2 or
16.1.1.3 above: (a) the Transferors and Class B Shareholders' exclusive remedy for UCI or any Transferee's breach of this Agreement, or wrongful act or failure to act by UCI or any Transferee, which was the cause for such termination of the Agreement shall be pursuant to Section 13 above; and (b) UCI and each Transferees' exclusive remedy for any breach of this Agreement by any Transferor or Class B Shareholder, or wrongful act or failure to act by any Transferor or Class B Shareholder, which was the cause for such termination of the Agreement shall be pursuant to Section 13 above, and the terms and conditions set forth therein.

                  16.1.3 Return of Documents. Upon termination of this Agreement pursuant to Section 16.1.1 above, each Party, if so requested by any other Party, will return promptly every document furnished to it by or on behalf of the other Party in connection with the transaction contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof (except for copies of documents publicly available) which may have been made, and will use reasonable efforts to cause its representatives and any representatives of financial institutions and others to whom such documents were furnished promptly to return such documents and any copies of thereof any of them may have been made.

         16.2 Entire Agreement. This Agreement, including the exhibits and schedules attached hereto, embodies the entire Agreement and understanding between the Parties hereto as to the matters herein addressed and supersedes all prior agreements and understandings relating to the subject matter hereof.

         16.3 No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which the parties hereto may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies, or any acquiescence in any breach or default under this Agreement, nor shall any waiver of any breach or default of any Party hereunder be deemed a wavier of any default or breach subsequently occurring.

         16.4 Survival. All representations, warranties, covenants, and agreements herein contained shall survive the Closing hereunder; except that the representations and warranties contained in Sections 9 and 10 shall terminate as of the first (1st) anniversary date of the Closing.

         16.5 Amendment. No provision of this Agreement or any document or instrument relating to the Agreement, may be amended, modified, supplemented, changed, waived, discharged, or terminated, unless the Parties hereto consent thereto in writing.


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         16.6 Notices. All notices, requests, approvals, consents, demands and other communication provides for or permitted hereunder shall be in writing, signed by an authorized representative of the sender and addressed to the respective party at the address set forth below:

                  UCI of GA:           UCI Medical Affiliates of
                  ---------                Georgia, Inc.
                                       1901 Main Street, Suite 1200
                                       Columbia, SC  29201
                                       Attn.:  Jerry F. Wells

                  with copy to:        Julian Hennig III, Esquire
                                       Nexsen Pruet Jacobs & Pollard, LLP
                                       P.O. Drawer 2426
                                       Columbia, SC 29202

                  UCI:                 UCI Medical Affiliates, Inc.
                  ---                  1901 Main Street, Suite 1200
                                       Columbia, SC  29201
                                       Attn.:  Jerry F. Wells

                  with copy to:        Julian Hennig III, Esquire
                                       Nexsen Pruet Jacobs & Pollard, LLP
                                       P.O. Drawer 2426
                                       Columbia, SC 29202

                  MainStreet:          MainStreet Healthcare Corporation
                  ----------           2370 Main Street
                                       Tucker, Georgia 30084
                                       Attn:  A. Wayne Johnson

                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  MHMG-GA:             MainStreet Healthcare Medical Group, P.C.
                  -------              2370 Main Street
                                       Tucker, Georgia 30084
                                       Attn:  A. Wayne Johnson


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                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  MHMG-TN:             MainStreet Healthcare Medical Group, PC
                  -------              2370 Main Street
                                       Tucker, Georgia 30084
                                       Attn:  A. Wayne Johnson

                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  Prompt Care:         Prompt Care Medical Center, Inc.
                  -----------          2370 Main Street
                                       Tucker, Georgia 30084
                                       Attn:  A. Wayne Johnson

                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  Dare:                Michael J. Dare
                  ----                 2370 Main Street
                                       Tucker, Georgia 30084

                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  Johnson:             A. Wayne Johnson
                  -------              2370 Main Street
                                       Tucker, Georgia 30084


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



                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

                  PENMAN:              PENMAN Private Equity and Mezzanine
                  ------                  Fund, L.P.
                                       333 West Wacker Drive
                                       Suite 510
                                       Chicago, IL 60606
                                       Attn:  Kelvin J. Pennington

                  with copy to:        Mark D. Schindel
                                       333 West Wacker Drive
                                       Suite 510
                                       Chicago, IL 60606

                  with additional
                   copy to:            Mark Kindelin, Esquire
                                       Altheimer & Gray
                                       10 South Wacker Drive
                                       Chicago, IL 60606

                  Riddett:             Robert G. Riddett, Jr.
                  -------              2370 Main Street
                                       Tucker, Georgia 30084

                  with copy to:        Sheldon E. Friedman, Esquire
                                       S. Friedman & Associates, P.C.
                                       1050 Crown Pointe Parkway
                                       Suite 1550
                                       Atlanta, GA 30338

         A Party hereto may change its respective address by notice in writing given to the other Parties to this Agreement. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following; (i) when delivered to the Party to whom such notice, request, approval, consent, demand or the communication is being given, or (ii) three (3) business days after being duly deposited in the United States mail, certified, return receipt requested.

         16.7 Severability of Provisions. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and

Acquisition Agreement and
Plan of Reorganization
Page 52
enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         16.8 Successors and Assigns. This Agreement shall be binding upon the Parties, and their respective successors, heirs, and assigns, and shall inure to the benefit of the Parties and their respective successors, heirs, and permitted assigns.

         16.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any party hereto may execute this Agreement by signing any such counterpart. The authorized attachment of counterpart signature pages shall constitute execution by the Parties.

         16.10 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

         16.11 Venue and Jurisdiction. The Parties hereto hereby (i) agree that any litigation, action or proceeding arising out of or relating to this Agreement shall be instituted in a state or federal court in the City and State of Columbia, South Carolina, (ii) waive any objection which it might have now or hereafter to any such litigation, action or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submit to the jurisdiction of such courts in any such litigation, action or proceeding.

         16.12 No Trading of UCI Common Stock. Each of the Transferors and the Class B Shareholders hereby agrees not to buy or sell the common stock of UCI from the date hereof until the earlier of: (a) the date of Closing, or (b) the lawful termination of this Agreement.

         16.13 Third Parties. The provisions of this Agreement are not intended to be for the benefit of any third parties other than Doctor's Care of TN and Doctor's Care of GA, and no third party shall be deemed to have any privity of contract with any of the Parties hereto by virtue of this Agreement other than Doctor's Care of TN and Doctor's Care of GA.

         16.14 Time of Essence. The Parties acknowledge and agree that time is of the essence in the performance of this Agreement.

         16.15 Cumulative Remedies. All rights and remedies of a Party hereunder shall be cumulative and in addition to such rights and remedies as may be available to a Party at law or equity.

         16.16 No Inference Against Author. No provision of this Agreement shall be interpreted against any Party because such Party or its legal representative drafted such provision.


Acquisition Agreement and
Plan of Reorganization
Page 53

         16.17 Usage. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof", "hereunder", "hereto", "herein", and words of similar import shall refer to this Agreement in its entirety and all references to "Articles", "paragraphs", "Sections", and similar cross references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

         16.18 Further Instruments and Acts. From time to time at a Party's request, whether at or after Closing and without further consideration, the other Party(ies) shall execute and deliver such further instruments of conveyance, transfer and assignment and upon reimbursement for actual reasonable out-of-pocket expenses take such other action as the requesting Party reasonably may require to more effectively convey and transfer to the requesting Party the properties to be conveyed, transferred and assigned hereunder, and, if necessary, will assist the requesting Party in the collection or reduction to possession of such property. In addition, each Party agrees to provide reasonable access to records respecting the Business as are requested by the other Party(ies) for proper purpose with good cause shown (subject to appropriate confidentiality agreements to be negotiated as such time) and agree to reasonably cooperate in resolving any matters resulting from the transactions contemplated hereby.

         16.19 Assignment. This Agreement is not assignable by any Party without the prior written consent of the other Party(ies) hereto; except that upon notice to MainStreet, any of the Transferees shall be entitled to assign its right to receive title to its portion of the Assets hereunder to a corporation or partnership controlled by, under common control with, or controlling, such Transferee; provided that upon such assignment the assignee shall become bound by and subject to this Agreement, such Transferee shall not be released from any term, condition, or covenant of this Agreement, and the relevant instruments, certificates, opinions, and documents to be delivered at Closing hereunder shall be modified to accommodate such assignment.

                            [SIGNATURE PAGE ATTACHED]

Acquisition Agreement and
Plan of Reorganization
Page 54

         IN WITNESS WHEREOF, the parties have executed this Acquisition Agreement and Plan of Reorganization under seal with the corporate parties acting by and through their duly authorized officers, effective as of the date first above written.

UCI MEDICAL AFFILIATES, INC.              MAINSTREET HEALTHCARE  CORPORATION


By: /s/ Jerry F. Wells, Jr.               By:   /s/ Robert G. Riddett, Jr.
    -----------------------                     --------------------------
   Its: Executive Vice President and            Its:    President
        Chief Financial Officer

UCI MEDICAL AFFILIATES OF GEORGIA         MAINSTREET HEALTHCARE
   INC.                                      MEDICAL GROUP, P.C., a Georgia
                                             corporation


By: /s/ Jerry F. Wells, Jr.               By:   /s/ Pamela K. Erdman, M.D.
    -----------------------                     --------------------------
    Its: Executive Vice President and           Its:      President
         Chief Financial Officer



PENMAN PRIVATE EQUITY AND                 MAINSTREET HEALTHCARE
  MEZZANINE FUND, L.P.                       MEDICAL GROUP, PC, a Tennessee
                                             corporation
By:  PENMAN Asset Management, L.P.
Its:  General Partner
                                          By:   /s/ A. Wayne Johnson
                                                --------------------
     By:   /s/ Kelvin S. Pennington             Its:    Chairman and Secretary
           ------------------------
            Kelvin J. Pennington
     Its:  General Partner                PROMPT CARE MEDICAL CENTER, INC.

                                          By:    /s/ A. Wayne Johnson
                                                 --------------------
/s/ Robert G. Riddett, Jr.                       Its:    Chairman and Secretary
------------------------------
Robert G. Riddett, Jr.

/s/ Michael J. Dare
------------------------------
Michael J. Dare

/s/ A. Wayne Johnson
------------------------------
A. Wayne Johnson

Acquisition Agreement and
Plan of Reorganization
Page 55

                                INDEX OF EXHIBITS


 Exhibit 1.19      Addresses of Georgia Facilities
 Exhibit 1.49      Addresses of Tennessee Facilities
 Exhibit 2.1       List of MainStreet Assets
 Exhibit 2.2       List of MainStreet Excluded Assets
 Exhibit 3.2       List of MHMG-GA Excluded Assets
 Exhibit 4.2       List of MHMG-TN Excluded Assets
 Exhibit 7.2.1(a)  List of MainStreet Equipment Leases
 Exhibit 7.2.1(b)  List of MainStreet Real Estate Leases
 Exhibit 8.3.1     MainStreet Bill of Sale
 Exhibit 8.3.2     MainStreet Assignment and Assumption
 Exhibit 8.3.3     MHMG-GA Bill of Sale
 Exhibit 8.3.4     MHMG-GA Assignment and Assumption
 Exhibit 8.3.5     MHMG-TN Bill of Sale
 Exhibit 8.3.6     MHMG-TN Assignment and Assumption
 Exhibit 8.3.7     Form of Non-Solicits
 Exhibit 8.3.8     Form of Investment Letter
 Exhibit 8.3.18    Form of Affidavit and Certificate of Assumed Liabilities
 Exhibit 8.3.19    Form of Transferor's Officers Certificate
 Exhibit 8.3.20    Form of Legal Opinion of Transferors' and Class B
                         Shareholders' Counsel
 Exhibit 8.3.21    Form of Lease
 Exhibit 8.3.23    Certified List of MainStreet Security Holders
 Exhibit 8.4.2     Form of Registration Rights Agreement
 Exhibit 8.4.3     Form of Transferees' Officers Certificate
 Exhibit 8.4.4     Form of Legal Opinion of Transferees' Counsel
 Exhibit 9.6       Security holders of MainStreet
 Exhibit 9.10      Financial Statements
 Exhibit 9.18.1    Employee Benefit Plans
 Exhibit 9.19.1    Insurance
 Exhibit 9.20      List of Directors, Officers and Employees of each
                   Transferor


Acquisition Agreement and
Plan of Reorganization
Page 56

                                  Exhibit 1.19

                         Addresses of Georgia Facilities

1.       Post Office Box 1135
         12 Seventh Street
         Auburn, GA  30011

2.       1678-A Mulkey Road
         Austell, GA  30106

3.       Post Office Box 81246
         1491 Old Salem Road
         Conyers, GA  30013

4.       4168 Tate Street
         Covington, GA  30014

5.       719 Scenic Hwy, SW
         Lawrenceville, GA  30046

6.       5014 Snapfinger Woods Drive
         Decatur, GA  30035

7.       2270 Oak Road
         Snellville, GA  30078

8.       1324 Rockbridge Road
         Stone Mountain, GA  30087

9.       2362 Main Street
         Tucker, GA  30084

                                  Exhibit 1.49

                        Addresses of Tennessee Facilities

1.       10412 Kingston Pike
         Knoxville, TN  37922

2.       180-B West Inskip Drive
         Knoxville, TN  37912

                                   Exhibit 2.1

                            List of MainStreet Assets

                                 [See Attached]

                                   EXHIBIT 2.1
                                MAINSTREET ASSETS

Asset Account:                          Location:                   Cost:
--------------                          ---------                   -----
Building Improvements                   Tucker                      195,667
                                        Covington                     3,967
                                        Lawrenceville                19,658
                                        Valdosta                      3,275
                                        Knoxville                    10,774
                                        Austell                       5,542
                                        Snellville                    7,763
                                        Conyers                      10,141
                                        Snapfinger                    5,358
                                                                   --------
                                                                    262,146

Furniture & Fixtures                    Tucker                       17,701
                                        Stone Mountain                  445
                                        Lawrenceville                 4,581
                                        Valdosta                        763
                                        Knoxville                     2,032
                                        Austell                      51,450
                                        Snellville                   58,734
                                        Auburn                        2,000
                                        Macon                           315
                                        Snapfinger                   22,900
                                                                    -------
                                                                    160,920

Clinic Equipment                        Tucker                      119,372
                                        Stone Mountain               41,935
                                        Covington                    78,684
                                        Lawrenceville               130,654
                                        Valdosta                     17,000
                                        Knoxville                    61,663
                                        Austell                      51,216
                                        Snellville                  106,829
                                        Macon                        26,386
                                        Snapfinger                   60,247
                                        Ultrasound                   58,000
                                                                    -------
                                                                    751,986

                                   EXHIBIT 2.1
                                MAINSTREET ASSETS
                                   (CONTINUED)

Signage                                 Tucker                          2,088
                                        Stone Mountain                    570
                                        Covington                       3,062
                                        Lawrenceville                   1,886
                                        Valdosta                        2,617
                                        Knoxville                       5,011
                                        Austell                           318
                                        Snellville                        132
                                        Conyers                         1,810
                                                                       ------
                                                                       17,495

Office Equipment                        Tucker                            589
                                        Covington                         228
                                        Valdosta                          800
                                        Austell                         3,004
                                                                       ------
                                                                        4,620

Computers                               Various                        76,041
                                        Tucker                          2,489
                                        Stone Mountain                  1,781
                                        Lawrenceville                     169
                                        Valdosta                        5,051
                                        Austell                         2,141
                                                                       ------
                                                                       87,672

Computer Software                       Various                        94,150
Leasehold Improvements                  Tucker                            928
                                        Covington                       2,700
                                        Lawrenceville                   7,620
                                        Austell                         2,042
                                        Snellville                     37,449
                                        Conyers                         2,927
                                        Snapfinger                        425
                                                                       -------
                                                                       54,091


Total Included Assets                                               1,433,080
                                                                    =========

                                   Exhibit 2.2
                                   -----------

                       List of MainStreet Excluded Assets


1. Cash and cash accounts located in corporate checking accounts and petty cash funds located in practices (other than the hold-back accounts associated with MainStreet's credit obligations with Bank One. L.P. (formerly NPL-LP, Inc.));

2.       Accounts receivable from employees of Transferors;

3.       Real property located at 2362 Main Street, Tucker, Georgia;

4. Furniture, fixtures, equipment, and software used at 2370 Main Street, Tucker, Georgia (the "Headquarters");

5.       Any lease for the use of the Headquarters;

6.       Ford Motor Company leases (Ford 150 Truck & Ford 250 Van).

                                   Exhibit 3.2

                         List of MHMG-GA Excluded Assets

None.

                                   Exhibit 4.2

                         List of MHMG-TN Excluded Assets

None.

                                 Exhibit 7.2(a)

                       List of MainStreet Equipment Leases

                                 [See Attached]

                                 EXHIBIT 7.2(A)
                               LIST OF MAINSTREET
                                EQUIPMENT LEASES


CAPITAL LEASES:

                                                                                           TOTAL
                                                                           ORIGINAL        LEASE        MONTH        MONTH
LESSOR:                         LOCATION:         EQUIPMENT:                 COST:        PAYMENTS:    STARTED      ENDING
-------                         ---------         ----------                 -----        ---------    -------      ------
BB&T LEASING CORPORATION        Tucker            XMA X-Ray System         18,600.00     24,180.48     Dec-96       Nov-00
P.O. Box 400
Asheville, NC 28802

AFFILIATED CAPITAL              Snellville        Matrix Pro-Elecdt        20,145.00     22,042.08     Jun-97       May-00
Finance Administration
P.O. Box 1207
Northbrook, IL 60065

MICHAEL DARE                    Lawrenceville     Matrix Pro-Elecdt        20,145.00     20,145.00     Aug-97       Mar-99
4704 Lavista Rd
Tucker, GA 30084

ROBERT RIDDETT                  Snapfinger        Matrix Pro-Elecdt        23,650.00     23,650.00     Aug-97       Jul-99
51 Hanarry Dr.
Lawrenceville, GA 30045

BELL SOUTH FINANCIAL SERV       Snapfinger        Norstar Tele System                    10,726.18     Feb-95       Jan-99
P.O. Box 105679
Atlanta, GA 30348

STATE BANK OF SOUTH ORANGE      Snapfinger        Biomedics EKG Syst       16,922.00     26,447.00     Jun-97       Oct.01
Valley & Third Street
South Orange, NJ 07079

COPELCO CAPITAL                 Mobile            BioSound AU3 System      58,000.00     68,381.00     May-97       Apr-02
700 East Gate Drive
Mt. Laurel, NJ 08054

AFFILIATED CAPITAL              Snapfinger        Neurometer CPT Sys       11,545.00     11,298.96     Jun-97       May-00
Finance Administration
P.O. Box 1207
Northbrook, IL 60065

                                 EXHIBIT 7.2(A)  CONTINUED
                               LIST OF MAINSTREET
                                EQUIPMENT LEASES



OPERATING LEASES:

                                                                                       Month
Lessor:                       Location:                  Equipment:                    Ending                          Lessee
------                        --------                   ---------                     ------                          ------
COPELCO CAPITAL               Tucker                     (3) QBC Autoread              May-01                 MainStreet Healthcare
700 East Gate Drive           Lawrenceville
Mt. Laurel, NJ 0054           Covington

PITNEY BOWES                  Tucker                     (7) Meter Equipment           Jun-01                 MainStreet Healthcare
CREDIT                        Stone Mountain
P.O. Box 85460                Covington
Louisville, KY                Lawrenceville
40285                         Knoxville (n)
                              Knoxville (w)
                              Austell

IKON CAPITAL                  Headquarters               (4) Sharp Copiers             Feb-00                 MainStreet Healthcare
1738 Bass Road                Tucker
Macon, GA 31210               Lawrenceville
                              Covington

SYMRNA BANK &                 Austell                    Computer System               Sept-98                MainStreet Healthcare
TRUST
P.O. Box 813000
Smyrna, GA 30080

COPELCO CAPITAL               Snapfinger                 Copier                        Sept-98                MainStreet Healthcare
700 East Gate Drive
Mt. Laurel, NJ
08054

EASTSIDE BANK                 Snellville                 Various F,F,E                 Nov-01                 MainStreet Healthcare
P.O. Box 549
Snellville, GA 30278

FORT MOTOR CREDIT             Mobile                     1996 Ford Van                 Jun-98                 MainStreet Healthcare
P.O. Box 105332
Atlanta, GA 30353

                                 Exhibit 7.2(b)

                      List of MainStreet Real Estate Leases

                                 [See Attached]

                                 EXHIBIT 7.2(B)
                               LIST OF MAINSTREET
                               REAL ESTATE LEASES


                                                                                 (4/98-3/99)  (4/99-3/00)
                                                                                 Predicated   Predicated   (4/00-3/01)
                                                 Month      Month      Type of     FY 1999      FY 2000   Predicated FY
Practice Location   #     Lessor                Started    Ending       Lease      Expense      Exense    2001 Expenses
-----------------   -     ------                -------    ------       -----      -------      ------    -------------
Tucker              002   MainStreet Healthcare  Apr-96    Mar-05     Standard    48,068.88    48,068.88   48,068.88
2352 Main Street          2370 Main Street
Tucker, GA 30084          Tucker, GA 30084

Stone Mountain      003   Dr. Harold Holloway    May-96    Apr-01     Standard    34,733.16    34,733.16   34,733.16
1324 Rockbridge Rd        130 Mockingbird Dr.
Stone Mt., GA             Amercus, GA 31709
30087

Covington           004   Dr. Edward R. Bailey   Apr-96    Mar-01     Standard    36,000.00    36,000.00   36,000.00
4168 Tate Street          1840 Ridgemill Terr
Covington, GA             Dacula, GA 30211
30209

Lawrenceville       005   Dr. M.T. Bagheri       Nov-97    Oct-99     Standard    30,557.85    16,334.61   n/a
719 Scenic Hwy            719 Scenic Hwy
Suite B & C               Suite A
Lawrenceville, GA         Lawrenceville, Ga
30045                       30045

Knoxville (West)    007   Lay Properties         Dec-96    Nov-01     Standard    91,006.00    91,006.00   91,006.00
10412 Kingston Pike       1463 N Campbell
Knoxville, TN                Start Rd.
  37912                   Knoxville, TN 37932

Knoxville (North)   007   Lay Properties         Dec-96    Nov-01     Standard    54,000.00    54,000.00   54,000.00
108B Inskip Drive         1453 N Campbell
Knoxville, TN               Start Rd
   37912                  Knoxville, TN 37932

Austell             008   BAC Properties         Jan-97    Dec-01     Standard    54,000.00    54,000.00   54,000.00
1678 Mulkey Road          1676 Mulkey Road
Suites A&B                Suite D
Austell, GA 30001         Austell, GA 30001

Snellville          010   Robert Robinson        Jan-97    Dec-02     Sublease    58,710.00    58,710.00   58,710.00
2270 Oak Road             P.O. Box 6279
Snellville, GA            Fernandina Beach, FL
  30278                    32035

Conyers             011   Dr. Ellis/Petit        Jan-97    Dec-02     Sublease    54,000.00    54,000.00   54,000.00
1491 Old Salem Rd         Partnership
Conyers, GA 30208         535 Cooper Road
                          Loganville, GA 30052

Auburn              012   Columbia Barrow        Jan-98    Dec-98     Standard    8,937.00     n/a         n/a
12 Seventh Street         Med Ctr.
Auburn, GA 30203          316 North Broad St
                          Winder, GA 30680

Snapfinger          014   Mildred L. Davis       Mar-97    Monthly    Standard    1,100.00     n/a         n/a
6014 Snapfinger           3551 Knotsberry Lane                                  (Per Month)
   Woods                  Duluth, GA 30135
Decatur, GA 30035

Univ. Diagnostics   015   Dr. Robert F. Eaves    Apr-95    Annual     Sublease    12,000.00    n/a         n/a
2390 Main Street          5394 Leather Stking
Tucker, GA 30084             Lane
                          Stone Mtn. GA 30087


                                 EXHIBIT 7.2(B)
                               LIST OF MAINSTREET
                               REAL ESTATE LEASES
                                  (CONTINUED)

                                                    (4/01-3/02)   (4/02-Forward)
                                                   Predicated FY     Future
Practice Location   #     Lessor                   2002 Expenses   Obligation)
-----------------   -     ------                   -------------   -----------
Tucker              002   MainStreet Healthcare     48,068.88       192,275.52
2352 Main Street          2370 Main Street
Tucker, GA 30084          Tucker, GA 30084

Stone Mountain      003   Dr. Harold Holloway       2,894.43        n/a
1324 Rockbridge Rd        130 Mockingbird Dr.
Stone Mt., GA             Amercus, GA 31709
30087

Covington           004   Dr. Edward R. Bailey      n/a             n/a
4168 Tate Street          1840 Ridgemill Terr
Covington, GA             Dacula, GA 30211
30209

Lawrenceville       005   Dr. M.T. Bagheri          n/a             n/a
719 Scenic Hwy            719 Scenic Hwy
Suite B & C               Suite A
Lawrenceville, GA         Lawrenceville, Ga
30045                       30045

Knoxville (West)    007   Lay Properties            60,672.00       n/a
10412 Kingston Pike       1463 N Campbell
Knoxville, TN                Start Rd.
  37912                   Knoxville, TN 37932

Knoxville (North)   007   Lay Properties            36,000.00       n/a
108B Inskip Drive         1453 N Campbell
Knoxville, TN               Start Rd
   37912                  Knoxville, TN 37932

Austell             008   BAC Properties            54,000.00       n/a
1678 Mulkey Road          1676 Mulkey Road
Suites A&B                Suite D
Austell, GA 30001         Austell, GA 30001

Snellville          010   Robert Robinson           58,710.00       44,032.50
2270 Oak Road             P.O. Box 6279
Snellville, GA            Fernandina Beach, FL
  30278                    32035

Conyers             011   Dr. Ellis/Petit           54,000.00       40,500.00
1491 Old Salem Rd         Partnership
Conyers, GA 30208         535 Cooper Road
                          Loganville, GA 30052

Auburn              012   Columbia Barrow           n/a             n/a
12 Seventh Street         Med Ctr.
Auburn, GA 30203          316 North Broad St
                          Winder, GA 30680

Snapfinger          014   Mildred L. Davis          n/a             n/a
6014 Snapfinger           3551 Knotsberry Lane
   Woods                  Duluth, GA 30135
Decatur, GA 30035

Univ. Diagnostics   015   Dr. Robert F. Eaves       n/a             n/a
2390 Main Street          5394 Leather Stking
Tucker, GA 30084             Lane
                          Stone Mtn. GA 30087

                                  Exhibit 8.3.1

                             MainStreet Bill of Sale

                                 [See Attached]

                                  BILL OF SALE
           (MainStreet Healthcare Corporation, a Delaware corporation)

         KNOW ALL MEN BY THESE PRESENTS, that MAINSTREET HEALTHCARE
CORPORATION, a Delaware corporation, with its principal office at 2370 Main Street, Tucker, Georgia (the "Seller"), for the consideration paid by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation with offices at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 (the "Buyer") set forth in that certain Acquisition Agreement and Plan of Reorganization dated as of February 9, 1998, by and between among others Seller; Buyer; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), the receipt and sufficiency whereof is hereby acknowledged, has bargained and sold and by these presents does sell, assign and transfer unto Buyer all of Seller's right, title and interest in and to, all the MainStreet Assets described in the Agreement, all as provided in the Agreement.

         TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever. AND Seller does for itself and its successors and assigns, covenant and agree to and with Buyer, its successors and assigns, to warrant and defend the sale and conveyance of the aforesaid assets hereby sold unto Buyer.

         This Bill of Sale is made, executed and delivered pursuant to the Agreement, and is subject to all of the terms, provisions, and conditions thereof, including (without limitation) the indemnification therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

         IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale to be effective as of 11:59 p.m. on the 31st day of March, 1998.

IN THE PRESENCE OF:                 MAINSTREET HEALTHCARE CORPORATION, a
                                    Delaware corporation
                                                   (CORPORATE SEAL)

__________________________          By:_________________________________________
(Witness)                            Its:_______________________________________

__________________________
(Witness)

____________________________             )
STATE OF                                 )              PROBATE
____________________________             )
COUNTY OF


         PERSONALLY APPEARED before me the undersigned witness who, after first being duly sworn, deposes and says that s/he saw the within named MAINSTREET HEALTHCARE CORORATION, a Delaware corporation, by__________________________, its ______________________, sign, seal and, as its act and deed, deliver the within written Bill of Sale for the uses and purposes therein mentioned and that s/he with the other witness whose signature appears above, witnessed the execution thereof.

                                         ____________________________
                                                   Witness
SWORN to before me this_________
day of____________________________________, 1998.


______________________________________________(L.S.)
Notary Public for___________________________________
My Commission Expires:_________________

                                  Exhibit 8.3.2

                      MainStreet Assignment and Assumption

                                 [See Attached]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
           (MainStreet Healthcare Corporation, a Delaware corporation)


         KNOW ALL MEN, that MAINSTREET HEALTHCARE CORPORATION, a Delaware corporation with its principal office at 2370 Main Street, Tucker, Georgia (the "Assignor"), for and in consideration of good and valuable consideration to it in hand paid at or before the ensealing and delivery of these presents, by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation ("Assignee"), the receipt and sufficiency whereof is hereby acknowledged, hereby assigns to Assignee all of Assignor's right, title and interest in and to all the intangible assets and rights composing portions of the MainStreet Assets as described in the Acquisition Agreement and Plan of Reorganization dated effective as of February 9, 1998, by and between Assignor; Assignee; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), all as provided in the Agreement.

         Assignee hereby covenants with Assignor to assume and faithfully perform and discharge all of the terms, covenants, liabilities and obligations set forth on Schedule 1 attached hereto (subject to the Agreement) maturing and to be performed or discharged by Assignor, if any, under the above assigned contracts beginning on the date hereof and henceforth.

         This Assignment is made, executed, and delivered pursuant to the Agreement, and is subject to all the terms, provisions and conditions thereof, including (without limitation) the mutual indemnifications therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

                            [SIGNATURE PAGE ATTACHED]


ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 1

         IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption Agreement to be effective as of the 31st day of March, 1998.


                                    ASSIGNOR:
                                    ---------

IN THE PRESENCE OF:                 MAINSTREET HEALTHCARE CORPORATION, a
                                    Delaware corporation
                                                 (CORPORATE SEAL)


_______________________             By:_________________________________________
(Witness)                            Its:_______________________________________


_______________________
(Witness)

                                    ASSIGNEE:
                                    ---------

                                    UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation

_______________________
(Witness)
                                    By:_________________________________________
                                     Its:_______________________________________

_______________________
(Witness)


ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 2

                                   SCHEDULE 1

                            LIABILITIES TO BE ASSUMED


         1. MainStreet Equipment Leases (as defined in the Agreement);

         2. MainStreet Real Estate Leases (as defined in the Agreement); and

         3. that certain line of credit obligation with Bank One, N.A. (formerly NPL-LP, Inc.),

All as set forth in that certain Asset Purchase Agreement and Plan of Reorganization dated as of February 9, 1998.

ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 3

                                  Exhibit 8.3.3

                              MHMG-GA Bill of Sale

                                 [See Attached]

                                  BILL OF SALE
 (MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation)

         KNOW ALL MEN BY THESE PRESENTS, that MAINSTREET HEALTHCARE MEDICAL GROUP, P.C., a Georgia professional corporation, with its principal office at 2370 Main Street, Tucker, Georgia (the "Seller"), for the consideration paid by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation with offices at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 (the "Buyer") set forth in that certain Acquisition Agreement and Plan of Reorganization dated as of February 9, 1998, by and between among others Seller; Buyer; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), the receipt and sufficiency whereof is hereby acknowledged, has bargained and sold and by these presents does sell, assign and transfer unto Buyer all of Seller's right, title and interest in and to, all the MHMG-GA Assets described in the Agreement, all as provided in the Agreement.

         TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever. AND Seller does for itself and its successors and assigns, covenant and agree to and with Buyer, its successors and assigns, to warrant and defend the sale and conveyance of the aforesaid assets hereby sold unto Buyer.

         This Bill of Sale is made, executed and delivered pursuant to the Agreement, and is subject to all of the terms, provisions, and conditions thereof, including (without limitation) the indemnification therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

         IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale to be effective as of 11:59 p.m. on the 31st day of March, 1998.

IN THE PRESENCE OF:                 MAINSTREET HEALTHCARE MEDICAL GROUP,
                                    P.C., a Georgia professional corporation
                                                 (CORPORATE SEAL)

__________________________          By:______________________________________
(Witness)                            Its:____________________________________

__________________________
(Witness)

STATE OF ____________________________________________    )
                                                         )     PROBATE
COUNTY OF ___________________________________________    )


         PERSONALLY APPEARED before me the undersigned witness who, after first being duly sworn, deposes and says that s/he saw the within named MAINSTREET HEALTHCARE MEDICAL GROUP, P.C., a Georgia professional corporation, by _____________________________, its ___________________________, sign, seal and, as its act and deed, deliver the within written Bill of Sale for the uses and purposes therein mentioned and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                        ___________________________
                                                Witness
SWORN to before me this__________
day of ___________________________________, 1998.


__________________________________________ (L.S.)
Notary Public for___________________________
My Commission Expires:______________

                                  Exhibit 8.3.4

                        MHMG-GA Assignment and Assumption

                                 [See Attached]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
 (MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation)


         KNOW ALL MEN, that MAINSTREET HEALTHCARE MEDICAL GROUP, P.C., a Georgia professional corporation with its principal office at 2370 Main Street, Tucker, Georgia (the "Assignor"), for and in consideration of good and valuable consideration to it in hand paid at or before the ensealing and delivery of these presents, by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation ("Assignee"), the receipt and sufficiency whereof is hereby acknowledged, hereby assigns to Assignee all of Assignor's right, title and interest in and to all the intangible assets and rights composing portions of the MHMG-GA Assets as described in the Acquisition Agreement and Plan of Reorganization dated effective as of February 9, 1998, by and between Assignor; Assignee; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), all as provided in the Agreement.

         Assignee hereby covenants with Assignor to assume and faithfully perform and discharge all of the terms, covenants, liabilities and obligations set forth on Schedule 1 attached hereto (subject to the Agreement) maturing and to be performed or discharged by Assignor, if any, under the above assigned contracts beginning on the date hereof and henceforth.

         This Assignment is made, executed, and delivered pursuant to the Agreement, and is subject to all the terms, provisions and conditions thereof, including (without limitation) the mutual indemnifications therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

                            [SIGNATURE PAGE ATTACHED]


ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 1

         IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption Agreement to be effective as of the 31st day of March, 1998.


                                    ASSIGNOR:
                                    ---------

IN THE PRESENCE OF:                 MAINSTREET HEALTHCARE MEDICAL GROUP,
                                    P.C., a Georgia professional corporation
                                                 (CORPORATE SEAL)


_______________________             By:_________________________________________
(Witness)                             Its:______________________________________


_______________________
(Witness)

                                    ASSIGNEE:
                                    ---------

                                    UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation

_______________________
(Witness)
                                    By:_________________________________________
                                      Its:______________________________________

_______________________
(Witness)


ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 2

                                   SCHEDULE 1

                            LIABILITIES TO BE ASSUMED


None

ASSIGNMENT AND ASSUMPTION AGREEMENT
PAGE 3

                                  Exhibit 8.3.5

                              MHMG-TN Bill of Sale

                                 [See Attached]

                                  BILL OF SALE
 (MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation)

         KNOW ALL MEN BY THESE PRESENTS, that MAINSTREET HEALTHCARE MEDICAL GROUP, PC, a Tennessee professional corporation, with its principal office at 2370 Main Street, Tucker Georgia (the "Seller"), for the consideration paid by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation with offices at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 (the "Buyer") set forth in that certain Acquisition Agreement and Plan of Reorganization dated as of February 9, 1998, by and between among others Seller; Buyer; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), the receipt and sufficiency whereof is hereby acknowledged, has bargained and sold and by these presents does sell, assign and transfer unto Buyer all of Seller's right, title and interest in and to, all the MHMG-TN Assets described in the Agreement, all as provided in the Agreement.

         TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever. AND Seller does for itself and its successors and assigns, covenant and agree to and with Buyer, its successors and assigns, to warrant and defend the sale and conveyance of the aforesaid assets hereby sold unto Buyer.

         This Bill of Sale is made, executed and delivered pursuant to the Agreement, and is subject to all of the terms, provisions, and conditions thereof, including (without limitation) the indemnification therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

         IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale to be effective as of 11:59 p.m. on the 31st day of March, 1998.

IN THE PRESENCE OF:             MAINSTREET HEALTHCARE MEDICAL GROUP, PC,
                                a Tennessee professional corporation
                                          (CORPORATE SEAL)

_______________________         By:_____________________________________
(Witness)                         Its:__________________________________

_______________________
(Witness)

STATE OF ___________________________     )
                                         )                        PROBATE
COUNTY OF __________________________     )


         PERSONALLY APPEARED before me the undersigned witness who, after first being duly sworn, deposes and says that s/he saw the within named MAINSTREET HEALTHCARE MEDICAL GROUP, PC, a Tennessee professional corporation, by _________________________, its _______________________, sign, seal and, as its act and deed, deliver the within written Bill of Sale for the uses and purposes therein mentioned and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                        ___________________________
                                                 Witness
SWORN to before me this ______
day of ___________________________________, 1998.


___________________________________________(L.S.)
Notary Public for__________________________________
My Commission Expires:_______________________

                                  Exhibit 8.3.6

                        MHMG-TN Assignment and Assumption

                                 [See Attached]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
 (MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation)


         KNOW ALL MEN, that MAINSTREET HEALTHCARE MEDICAL GROUP, PC, a
Tennessee professional corporation with its principal office at 2370 Main Street, Tucker, Georgia (the "Assignor"), for and in consideration of good and valuable consideration to it in hand paid at or before the ensealing and delivery of these presents, by UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation ("Assignee"), the receipt and sufficiency whereof is hereby acknowledged, hereby assigns to Assignee all of Assignor's right, title and interest in and to all the intangible assets and rights composing portions of the MHMG-TN Assets as described in the Acquisition Agreement and Plan of Reorganization dated effective as of February 9, 1998, by and between Assignor; Assignee; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (the "Agreement"), all as provided in the Agreement.

         Assignee hereby covenants with Assignor to assume and faithfully perform and discharge all of the terms, covenants, liabilities and obligations set forth on Schedule 1 attached hereto (subject to the Agreement) maturing and to be performed or discharged by Assignor, if any, under the above assigned contracts beginning on the date hereof and henceforth.

         This Assignment is made, executed, and delivered pursuant to the Agreement, and is subject to all the terms, provisions and conditions thereof, including (without limitation) the mutual indemnifications therein. To the extent of any conflict between the terms hereof and thereof, the terms of the Agreement shall be controlling. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement unless the context clearly requires otherwise.

                            [SIGNATURE PAGE ATTACHED]

         IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption Agreement to be effective as of the 31st day of March, 1998.


                                    ASSIGNOR:
                                    ---------

IN THE PRESENCE OF:                 MAINSTREET HEALTHCARE MEDICAL GROUP,
                                    P.C., a Tennessee professional corporation
                                                 (CORPORATE SEAL)


_______________________             By:_________________________________________
(Witness)                             Its:______________________________________


_______________________
(Witness)

                                    ASSIGNEE:
                                    ---------

                                    UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation

_______________________
(Witness)
                                    By:_________________________________________
                                      Its:______________________________________

_______________________
(Witness)

                                   SCHEDULE 1

                            LIABILITIES TO BE ASSUMED


None

                                  Exhibit 8.3.7

                              Form of Non-Solicits

                                 [See Attached]

                              NON-SOLICIT COVENANT

         THIS NON-SOLICIT COVENANT ("Agreement"), is made and entered into to be effective as of this 31st day of March, 1998, by and between UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation ("UCI of GA"), and _____________________________ ("Shareholder").


                              Preliminary Statement
                              ---------------------

         Shareholder is currently a shareholder of MainStreet Healthcare Corporation, a Delaware corporation ("Mainstreet"). Mainstreet has owned and operated various medical-related facilities and equipment in the States of Georgia and Tennessee (the "Business").

         Pursuant to that certain Acquisition Agreement and Plan of Reorganization dated February ____, 1998 (the "Acquisition Agreement"), by and among UCI of GA; UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); Mainstreet; MainStreet Healthcare Medical Group, P.C., a Georgia corporation ("MSH of GA"); Mainstreet Healthcare Medical Group, PC, a Tennessee corporation ("MSH of TN"); Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr., Mainstreet transferred substantially all of Mainstreet's assets (the "Assets") to UCI of GA as set forth in the Acquisition Agreement. Upon the closing of the transactions contemplated in the Acquisition Agreement, UCI of GA intends to operate the Assets acquired by it for UCI of GA's business similar to the Business of Mainstreet. In connection therewith, UCI of GA has contracted with Doctor's Care of Georgia, P.C., a Georgia professional corporation ("DC of GA") to provide health care services at such facilities within the State of Georgia, and with Doctor's Care of Tennessee, P.C., a Tennessee professional corporation ("DC of TN") to provide health care services at such facilities within the State of Tennessee. For purposes herein MainStreet, MSH of GA, and MSH of TN are collectively referred to herein as the "MainStreet Entities".

         Mainstreet has conducted the Business for several years, and Shareholder has made use of, acquired, and added to confidential and proprietary information and trade secrets of Mainstreet, all of which are portions of the Assets (which Assets are being transferred to UCI of GA pursuant to the Acquisition Agreement).

         Shareholder also has developed unique information and knowledge about the competitive market, locations, potential patients, processes and prospects of the Business of Mainstreet.

         The value of the acquisition by UCI of GA pursuant to the Acquisition Agreement would be diminished in the event that Shareholder were to violate the terms of this Agreement. UCI, UCI of GA, DC of GA, and DC of TN (collectively the "UCI Entities") have required, as a condition precedent to its purchase of such Assets pursuant to the Acquisition Agreement, that Shareholder covenant not to divulge any confidential information and not to solicit the employees of the UCI Entities, or any one of them, as set forth herein.

         Shareholder has agreed to provide such covenants as set forth herein as a material inducement to the UCI Entities to enter into and close the Acquisition Agreement and in consideration of the payments to be made thereunder. Shareholder's covenants contained herein are ancillary to the Acquisition Agreement. Shareholder acknowledges that he/she will benefit from the Acquisition Agreement.

         Pursuant to the Acquisition Agreement, UCI of GA and Shareholder desire to set forth the terms and conditions of their agreements and understandings respecting such covenants.


Non-Solicit Covenant
Page 1

                             Statement of Agreement
                             ----------------------

         NOW, THEREFORE, in consideration of the foregoing premises, the promises set forth herein, the Acquisition Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Shareholder and UCI of GA, intending to be legally bound, hereby agree and covenant as follows:


         1. Non-Disclosure of Information. Shareholder shall not, at any time after the date hereof, directly or indirectly, divulge or disclose to any person or entity including without limitation any Affiliate (as defined below) of Shareholder for any purpose whatsoever any confidential information that has been developed or obtained by, or disclosed to, Shareholder at any time before or after the date hereof (exclusive of such information as is in the public domain or as is required to be disclosed pursuant to an applicable law, rule, regulation, or final non-appealable order of a court of competent jurisdiction). Shareholder acknowledges that such confidential information is of a special and unique nature and value relating to matters of the Mainstreet's Business, including, without limitation, the lists of patients and potential patients of one or more of the Mainstreet Entities, leases or contacts (which were specifically targeted by one or more of the Mainstreet Entities prior to Closing), pricing information and lists, sales and marketing materials and methods, proprietary information, trade secrets, trademarks, systems, procedures, manuals, confidential reports, records, operational expertise, the nature and type of services rendered by the Mainstreet Entities, or any one of them, the equipment and methods used and preferred by patients and customers of the Mainstreet Entities, or any one of them, and the fees paid by them (all of which are deemed for all purposes to be confidential, proprietary, and trade secrets of one or more of the Mainstreet Entities transferred to the UCI Entities pursuant to the Acquisition Agreement).

         2. Covenants against Solicitation.

[PROVISION FOR PENMAN ONLY

                  a. Employees. For a period of two (2) years after the effective date hereof, Shareholder shall not solicit or in any manner attempt to solicit or induce any person employed by, or an agent of, one or more of the UCI Entities to terminate such person's association or contract of employment or agency, as the case may be, with such entity.

                  b. Senior Employees. For a period of five (5) years after the effective date hereof, Shareholder shall not solicit or in any manner attempt to solicit or induce the following three (3) senior management employees of one or more of the UCI Entities to terminate such person's association or contract of employment or agency, as the case may be, with such entity:_____________________ ____________________________________________.]

[PROVISION FOR ALL CLASS B SHAREHOLDERS OTHER THAN PENMAN

                  a. Employees. For a period of two (2) years after the effective date hereof, Shareholder shall not, directly or through an Affiliate (as defined below) solicit or in any manner attempt to solicit or induce any person employed by, or an agent of, one or more of the UCI Entities to terminate such person's association or contract of employment or agency, as the case may be, with such entity.

                  b. Senior Employees. For a period of five (5) years after the effective date hereof, Shareholder shall not, directly or through an Affiliate (as defined below) solicit or in any manner attempt to solicit or induce the following three (3) senior management employees of one or more of the UCI Entities to terminate such person's association or contract of employment or agency, as the case may be, with such entity:___________________________________
______________________________________________________________________________.]

Non-Solicit Covenant
Page 2

                  c. Definition of Affiliate. For purposes of this Agreement, an "Affiliate" of Shareholder is a Person (as defined below) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Shareholder. For purposes of this Agreement, a "Person" includes, in addition to such person, all of the following persons: (i) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person; (ii) any trust or estate in which such person or any of the persons specified in Section 2(c)(i) of this Agreement collectively own ten percent (10%) or more of the total beneficial interest, or of which any of such persons serve as trustee, executor or in any other capacity; and (iii) any corporation, partnership, limited liability company or other organization in which such person or any of the persons specified in
Section 2(c)(i) of this Agreement are the beneficial owners collectively of ten percent (10%) of any class of equity securities, of the equity interest, or of the partnership interest.

         3. Consideration. In consideration of the restrictions and covenants contained herein, Shareholder hereby acknowledges the receipt and adequacy of such other consideration set forth in the Acquisition Agreement.

         4. Remedies.

                  a. Accounting for Lost Profits. If Shareholder shall violate any of the provisions of Sections 1 or 2, the UCI Entities shall be entitled to recover any non-speculative lost profits incurred by any one or more of the UCI Entities as a result of, growing out of, or in connection with, any such violation by Shareholder. This remedy shall be in addition to, and not in limitation of, any injunctive relief or other rights, remedies, or damages, to which any one or more of the UCI Entities is or may be entitled as a result of this Agreement.

                  b. Injunctive Relief. In the event of a breach or threatened breach by Shareholder of any of the provisions of Sections 1 or 2, the UCI Entities, in addition to, and not in limitation of, any other rights, remedies, or damages available to any one or more of the UCI Entities at law or in equity, shall be entitled to a temporary restraining order, preliminary injunction, and permanent injunction in order to prevent or restrain any such breach by Shareholder or by Shareholder's partners, agents, representatives, servants, employers, employees, companies, consulting clients, and/or any and all persons directly or indirectly acting for or with Shareholder. Shareholder agrees that in the event of any breach by Shareholder of the covenants set forth in this Agreement, the UCI Entities shall suffer irreparable harm for which the remedy of monetary damages may be inadequate.

                  c. Alternatives. The UCI Entities shall have the option, in their sole discretion, to enforce the various restrictions of Sections 1 and 2 cumulatively, in the alternative, or consecutively.

         5. Reasonableness of Restrictions.

                  a. Acknowledgment. Shareholder has carefully read and considered the provisions of Sections 1, 2, 3 and 4, and, having done so, voluntarily agrees that the restrictions set forth in those Sections, including, but not limited to, the time period of restriction, the geographical areas of restriction, and the scope of restricted activities set forth in Section 2, are fair and reasonable and are reasonably required for the protection of the legitimate interests of each of the UCI Entities, and their respective parent or subsidiary corporations, partnerships, officers, directors, partners, employees and affiliates.

                  b. Enforcement. In the event that, notwithstanding the foregoing, any of the provisions of Sections 1, 2, or 4 or any parts thereof shall be held to be invalid or unenforceable, the remaining provisions or parts thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portions or parts had not been included therein. In the event that any provisions of Sections 1 or 2 relating to the time period and/or the areas of restriction and/or the scope of restricted activities and/or related aspects shall be declared

Non-Solicit Covenant
Page 3
by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or areas of restriction and/or the scope of restricted activities and/or related aspects deemed reasonable and enforceable by the court shall become and thereafter be the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court.

         6. Miscellaneous.

                  a. Burden and Benefit. This Agreement shall be binding upon UCI of GA's successors and assigns and Shareholder's heirs, personal and legal representatives, successors and assigns, and shall inure to the benefit of each of the UCI Entities' respective successors and permitted assigns and Shareholder's heirs, personal legal representatives, successors, and permitted assigns.

                  b. Modifications. This Agreement can only be modified by a written agreement duly signed by Shareholder and an authorized representative of UCI of GA. Moreover, in order to avoid uncertainty, ambiguity and misunderstandings in their relationships, the parties hereto covenant and agree not to enter into any oral agreement or understanding inconsistent or in conflict with this Agreement; and the parties hereto further covenant and agree that any oral communication allegedly or purportedly constituting such an agreement or understanding shall be absolutely null, void and without effect.

                  c. Waiver. Any waiver by either party of any breach or any term or condition hereof shall be effective only if in writing and such writing shall not be deemed to be a waiver of any subsequent or other breach, term or condition of this Agreement.

                  d. Assignments. Neither this Agreement nor any rights hereunder may be assigned or otherwise transferred by Shareholder. This Agreement may be assigned or otherwise transferred by UCI of GA to any entity controlled by or under common control with UCI of GA, or in connection with the merger or acquisition of, or sale of substantially all of, the assets of UCI of GA.

                  e. Cumulative Remedies. All rights and remedies of a party hereunder shall be cumulative and in addition to such rights and remedies as may be available to a party at law or equity.

                  f. Venue and Jurisdiction. The parties hereto hereby (i) agree that any litigation, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court located in Richland County, South Carolina, (ii) waive any objection which they might have now or hereafter to any such litigation, action, or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submit to the jurisdiction of such courts in any such litigation, action or proceeding. For all purposes of this Agreement, the parties hereto further agree that service of process may be effected pursuant to United States mail.

                  g. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous written or oral agreements and representations between the parties with respect thereto.

                  h. Governing Law. The construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of South Carolina.

                  i. Severability. The invalidity or unenforceability or any provision of this Agreement shall not render invalid or unenforceable any other provision hereof.


Non-Solicit Covenant
Page 4

                  j. Survival. All terms of this Agreement shall survive the Closing under the Acquisition Agreement.

                  k. Usage. Capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof", "hereunder", "hereto", "herein", and words of similar import shall refer to this Agreement in its entirety and all references to "Paragraphs", "Sections", and similar cross references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

                  l. Enforcement. In the event litigation or other legal proceedings are commenced to enforce any rights under this Agreement, all reasonable legal expenses (including reasonable attorney's fees) and other direct costs of litigation of the prevailing party shall be paid by the non-prevailing party. All remedies specified herein are cumulative and non-exclusive, and parties shall be entitled to seek or enforce any other rights or remedies available to them at law or in equity.

                  m. Notices. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following:
(i) upon receipt by the party to whom such notice, request, approval, consent, demand or other communication is being given; or (ii) three (3) business days after being duly deposited in the United States certified mail, return receipt requested, and addressed as follows:

                  UCI of GA:            UCI Medical Affiliates of Georgia, Inc.
                  ---------             1901 Main Street, Suite 1200
                                        Mail Code 1105
                                        Columbia, South Carolina 29201
                                        Attn.:  Jerry F. Wells, Jr.


                  Shareholder:          ________________________________________
                  -----------           ________________________________________
                                        ________________________________________
                                        ________________________________________




The parties hereto may change their respective addresses by notice in writing given to the other party to this Agreement.

Non-Solicit Covenant
Page 5

         IN WITNESS WHEREOF, this Non-Solicit Covenant is executed under seal by UCI of GA and Shareholder to be effective as of the date first above written.

WITNESSES:                          SHAREHOLDER:
----------                          ------------


_______________________
                                    ________________________________(SEAL)
                                    Print Name:
                                    Social Security Number:

_______________________

                                    UCI OF GA:
                                    ----------

                                    UCI MEDICAL AFFILIATES OF GEORGIA
_______________________

                                    By:______________________________(SEAL)
                                      Its:________________________________

_______________________


Non-Solicit Covenant
Page 6

                                  Exhibit 8.3.8

                            Form of Investment Letter

                                 [See Attached]

                                INVESTMENT LETTER

                                 March 31, 1998

TO:      UCI Medical Affiliates, Inc.
         1901 Main Street, Suite 1200
         Columbia, SC 29201
         Attn:  President

RE:      Issuance of Common Stock in UCI Medical Affiliates, Inc.

Dear Sir:

         On this date, the Company is issuing to the undersigned shareholder ("Transferee") of MainStreet Healthcare Corporation, a Delaware corporation ("Main Street"), the number of shares of the common stock, $0.05 par value, of UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), as are set forth opposite Transferee's signature on the signature page hereof (the "Shares"). In consideration of your agreement to issue the Shares to Transferee, Transferee hereby represents and warrants to you and hereby covenants and agrees with you, as follows:


         1. Transferee has carefully read this Investment Letter and, to the extent Transferee believes necessary, has discussed with Transferee's counsel and other professional advisor(s) the representations, warranties, covenants and agreements which Transferee makes by signing it, and any applicable limitations upon Transferee's transfer of the Shares issuable thereunder. Transferee acknowledges that Transferee has not relied upon the legal counsel or accountants for the Company regarding the Shares or the transactions contemplated by this Investment Letter, and Transferee has been advised to engage separate legal counsel and accountants to represent Transferee's individual interest and advise Transferee regarding the structure of and risks associated with such transactions.

         2. Transferee understands that as a publicly traded company, the Company files with the Securities and Exchange Commission (the "SEC") various reports, including quarterly and annual financial statements, annual reports to shareholders, and proxy statements, and that all of such reports, statements and information are available to the public, including Transferee, from the SEC and directly from the Company (collectively the "Documents"). Transferee has been given the opportunity to obtain copies of such Documents and to ask questions of, and receive answers from, representatives of the Company with respect to the Company and the Shares, concerning the terms and conditions of the transfer of the Shares by the Company to Transferee, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of any information provided to Transferee by the Company in order for Transferee to evaluate the merits and risks of an investment in the Company to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense. Transferee has been furnished with all information concerning the Shares and the Company that Transferee desires.

         Transferee further acknowledges that Transferee is executing and delivering this Investment Letter solely on the basis of information contained in the Documents and not on the basis of any information, representations, or agreements made by any other person, and that no representations or warranties of any nature have been made to Transferee with respect to the ultimate economic consequences or tax consequences of Transferee's investment in the Company.

Investment Letter
Page 1

Transferee acknowledges that any forecasted financial data which may have been given to Transferee is for illustration purposes only and no assurance is given that actual results will correspond with the results contemplated in any such data.

         3. Transferee is _____ or is not _____ (initial one) an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the "1933 Act"). For this purpose, Transferee understands that an "accredited investor" includes:

         (i) any individual who: (A) has a net worth (with spouse) in excess of $1 million; or (B) has had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and who reasonably expects the same income level for the current year; or (C) who is an executive officer or director of the Company;

         (ii) any entity in which all of the equity owners or partners are "accredited investors;" or

         (iii) any corporation or partnership with total assets in excess of $5,000,000 that was not formed for the specific purpose of purchasing the securities subscribed hereunder.

         4. Transferee considers himself/herself/itself to be a sophisticated investor in companies similarly situated to the Company, and Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. Any information Transferee may have furnished to you with respect to Transferee's status as a sophisticated investor, Transferee's business experience or Transferee's financial position is correct.

         5. If Transferee is an individual, Transferee's current state of residency is the state reflected in Transferee's current address as set forth on the signature page hereof, and Transferee has no present intention of moving from such state of residency. If Transferee is an entity, Transferee's state of incorporation or organization are as set forth on the signature page hereof. If Transferee is an entity which does not meet the classification set forth under
Section 3 (iii) above, each of Transferee's equity owners and/or partners has the same state of residence as the Transferee's state of incorporation or organization and none of Transferee's equity owners and/or partners has any present intention of moving from such state of residency.

         6. Transferee has been advised and acknowledges that the issuance of the Shares will not be registered under the 1933 Act, in reliance upon the exemption(s) from registration promulgated thereunder. Transferee also acknowledges that the issuance of the Shares will not be registered under the securities laws of any state. Consequently, Transferee agrees that the Shares cannot be resold unless they are registered under the 1933 Act and applicable state securities laws, or unless an exemption from such registration requirements is available.

         7. Transferee understands and acknowledges that, except as specifically set forth in that certain Registration Rights Agreement dated as of March 31, 1998, the Company is under no obligation to register the Shares for public sale or to comply with the conditions of Rule 144 promulgated by the SEC under the 1933 Act or to take any other action necessary in order to make available any exemption for the subsequent transfer of the Shares without registration.

         8. Transferee is purchasing the Shares solely for Transferee's own account and not as nominee for, representative of, or otherwise on behalf of any other person. Transferee is purchasing the Shares with the intention of

Investment Letter
Page 2
holding the Shares for investment, with no present intention of participating, directly or indirectly, in a subsequent public distribution of the Shares unless registered under the 1933 Act and applicable state securities laws, or unless an exemption from such registration requirements is available. Transferee shall not make any sale, transfer or other disposition of the Shares in violation of state or federal law.

         9. Transferee has been advised and acknowledges that there is currently no active public or private market for the Shares and that no active market for the Shares may develop. Transferee is aware that Transferee's investment in the Company is speculative and involves a high degree of risk of loss arising from, among other things, substantial market, operational, competitive and other risks, and having made Transferee's own evaluation of the risks associated with this investment, Transferee is aware and Transferee has been advised that Transferee must bear the economic risks of a purchase of the Shares indefinitely.

         10. Transferee is aware that the Company may offer and sell additional shares of common stock in the future, thereby diluting Transferee's percentage equity ownership of the Company.

         11. Transferee acknowledges that the Shares were not offered to Transferee by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Transferee was invited by any of the foregoing means of communications.

         12. Transferee understands and agrees that the Company and all current and future shareholders of the Company are relying on the agreements and representations contained herein. Transferee understands fully the meaning and legal consequences of the provisions herein, and agrees to indemnify and hold harmless the Company, and each other person, if any, subject to liability because of such person's connection with the Company, against all actions, claims, losses, damages and liabilities arising out of or based upon any false representation or warranty herein, or any breach by the undersigned of any provision hereof, and to reimburse the Company and each such other person for any legal and other expenses incurred by the Company and each such other person in connection with investigating, defending, and, if appropriate, settling any action, claim, loss, damage or liability.

         13. In connection with the purchase of the Shares by Transferee, Transferee has not and will not pay, and has no knowledge of the payment of, any commission or other direct or indirect remuneration to any person or entity for soliciting or otherwise coordinating the purchase of the Shares, except to such persons or entities as are duly licensed and/or registered to engage in securities offering and selling activities (or are exempt from such licensing and/or registration requirements) in the state(s) in which such activities have taken place in connection with the transaction contemplated by this Investment Letter.

         14. Transferee has been advised and agrees that there will be placed on any certificates representing the Shares, or any substitution(s) thereof, a legend stating in substance the following (and including any restrictions or conditions that may be required by any applicable state law), and Transferee has been advised and further agrees that the Company will refuse to permit the transfer of the Shares out of Transferee's name in the absence of compliance with the terms of such legend:


Investment Letter
Page 3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL TRANSFER SUCH SECURITIES ONLY UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

         15. Transferee has full power and authority to execute and deliver this Investment Letter and has obtained the requisite corporate, governmental, and third party approvals and consents necessary to execute and deliver this Investment Letter.

         16. Transferee confirms that the representations Transferee has previously made to the Company and those contained in this Investment Letter are correct and complete as of the date hereof, and that if there should occur any material change in such representations prior to the receipt of the Shares by Transferee, Transferee agrees that Transferee will immediately furnish such revised or corrected representations or information to the Company.

         This Investment Letter shall be binding upon Transferee and his/her heirs, executors, administrators, successors, representatives and assigns and shall enure to the benefit of the Company, and its successors and assigns. This Investment Letter shall be governed and construed in accordance with the laws of the State of South Carolina.

         IN WITNESS WHEREOF, Transferee has executed this Investment Letter as of the date set forth opposite Transferee's signature below.

                             TRANSFEREE:

Number of Shares of       _______________________________
UCI Medical Affiliates,   (Print name of Transferee here)
Inc. to be transferred:

______________Shares
                          ______________________________________________________
Date:                     (Signature of Transferee or authorized representative)

                          ______________________________________________________
                          (Street Address)

                          ______________________________________________________
                          (City, State, Zip Code)

Investment Letter
Page 4

                                 Exhibit 8.3.18

            Form of Affidavit and Certificate of Assumed Liabilities

                                 [See Attached]

                AFFIDAVIT AND CERTIFICATE OF ASSUMED LIABILITIES
                                       OF
                        MAINSTREET HEALTHCARE CORPORATION


         PERSONALLY appeared before me ROBERT G. RIDDETT, JR. who first being duly sworn, deposes and says that:

         1. Robert G. Riddett, Jr. is the President of MainStreet Healthcare Corporation ("MainStreet"), and as such has access to, and knowledge of, the business records of MainStreet.

         2. The outstanding balances of the MainStreet Equipment Leases as of March 31, 1998 total $ , in the aggregate.

         3. The outstanding balances of the MainStreet Real Estate Leases as of March 31, 1998 total $ , in the aggregate.

         4. The outstanding balance (less applicable lending hold-back amounts) of MainStreet's line of credit obligation with Bank One, N.A. (formerly NPL-LP, Inc.), as of March 31, 1998 totals $_________________________________________.

         5. This Affidavit and Certificate of Assumed Liabilities is being delivered to UCI Medical Affiliates of Georgia, Inc. ("UCI of GA") pursuant to
Section 8.3.18 of that certain Acquisition Agreement and Plan of Reorganization by and between among others UCI of GA and MainStreet, dated February 9, 1998 (the "Acquisition Agreement"), and may be relied upon by UCI of GA.

         6. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Acquisition Agreement.

         Executed as of the 31st day of March, 1998.


                                     __________________________________
                                     Robert G. Riddett, Jr., President



Sworn to me this
31st day of March, 1998

_______________________
Notary Public For______________________
My Commission Expires:_______________

                                 Exhibit 8.3.19
                                 --------------

                    Form of Transferor's Officers Certificate

                                 [See Attached]

                       TRANSFEROR'S OFFICERS' CERTIFICATE
                                [Corporate Name]

TO:_______________________________

         We hereby certify in connection with the Acquisition Agreement and Plan of Reorganization (the "Agreement") dated _____________________, 1998, respecting the purchase of substantially all of the assets of MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; and Prompt Care Medical Center, Inc., a Georgia corporation, by UCI Medical Affiliates, Inc., a Delaware corporation; UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; Doctor's Care of Georgia, P.C., a Georgia professional corporation; and Doctor's Care of Tennessee, P.C., a Tennessee professional corporation, that we are officers of _______________________________________________________ (the
"Company") and, that as such, have access to the corporate records and familiarity with the matters therein contained and herein certified, that we are authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:


         1. Incumbency of Officers. The following named persons are on the date hereof, and at all times since prior to the date of the Agreement, have been duly elected, qualified, and acting officers of the Company holding the office or offices set forth opposite his or her name, and that the signature set forth opposite each such officer's name is his or her true and legal signature:

Name                          Office                    Signature
----                          ------                    ---------


---------------------         -----------------         ---------------------


---------------------         -----------------         ---------------------


---------------------         -----------------         ---------------------


---------------------         -----------------         ---------------------


---------------------         -----------------         ---------------------


         2. Incumbency of Directors. The following named persons are on the date hereof, and were as of the date referenced in paragraph 5 below, the duly elected, qualified, and acting directors of the Company, and constitute all the directors of the Company at the date hereof and constituted all the directors at the date referenced in paragraph 5 below:_______________________________________
________________________________________________________________________________
_________.

         3. Articles of Incorporation. Attached as Exhibit A hereto is a true, correct, and complete copy of the Articles of Incorporation of the Company as filed with the Secretary of State of the Company's state of organization, which Articles of Incorporation have not been amended, modified, or rescinded except as may be reflected in Exhibit A, and remain in full force and effect as of the date hereof.

         4. Bylaws. Attached as Exhibit B hereto is a true, correct, and complete copy of the Bylaws of the Company, which Bylaws have not been amended, modified, or rescinded except as may be reflected in Exhibit B and remain in full force and effect as of the date hereof.

         5. Approving Resolutions. Attached as Exhibit C hereto is a true, correct, and complete copy of the resolutions of the Board of Directors of the Company (with any preamble thereto) authorizing the Company's entering into and performing its obligations under the Agreement, which resolutions were duly adopted on __________________________, 199 , and which resolutions are in full force and effect on and as of the date hereof, not having been amended, altered, repealed, or rescinded. Attached as Exhibit D hereto is a true, correct, and complete copy of the resolutions of the shareholders of the Company (with any preamble thereto) authorizing the Company's entering into and performing its obligations under the Agreement, which resolutions were duly adopted on __________________________, 199 , and which resolutions are in full force and effect on and as of the date hereof, not having been amended, altered, repealed, or rescinded.

         6. Bringdown of Representations and Warranties. Each representation and warranty made by or respecting the Company in the Agreement is true and accurate in all material respects as of the date of this certificate with the same effect as if made on and as of the date of this certificate by the Company, except as otherwise contemplated by the Agreement.

         7. Compliance with Agreement. The Company has performed and complied in all material respects with each and every covenant, agreement, and condition required to be performed or complied with by the Company under the Agreement on or prior to the date hereof.

         IN WITNESS WHEREOF, we have executed this certificate on behalf of the Company in the capacities set forth below our signatures as of the ____ day of , 1998.



                       Sign:_____________________________

                       Print Name:_______________________
                       Title:  President



                       Sign:_____________________________

                       Print Name:_______________________
                       Title:  Secretary

                                 Exhibit 8.3.20

     Form of Legal Opinion of Transferors' and Class B Shareholders' Counsel

                                 [See Attached]

                 [Letterhead of S. Friedman & Associates, P.C.]
                                [Date of Closing]




UCI Medical Affiliates of Georgia, Inc.
Suite 1200
1901 Main Street
Columbia, South Carolina 29201

         RE: Transfer of Assets of MainStreet HealthCare Corporation (the "Seller") to UCI Medical Affiliates of Georgia, Inc. (the "Buyer")

Ladies and Gentlemen:

         We have acted as special counsel to Seller, MainStreet HealthCare Medical Group, P.C., a Georgia corporation ("MHMG of GA"); MainStreet HealthCare Medical Group, PC, a Tennessee corporation ("MHMG of TN"); Prompt Care Medical Center, Inc., a Tennessee corporation ("Prompt Care"); A. Wayne Johnson ("Johnson"); Robert G. Riddett, Jr. ("Riddett"); Michael J. Dare ("Dare"); and Penman Private Equity And Mezzanine Fund, L.P. ("Penman") in connection with the Acquisition Agreement And Plan of Reorganization executed on February 9, 1998 (the "Agreement") by and among the Seller; MHMG-GA; MHMG-TN; Prompt Care; Johnson; Riddett; Dare; Penman; Buyer; and UCI Medical Affiliates, Inc. This opinion is furnished pursuant to the Closing requirements of Section 8.3.20 of the Agreement. All capitalized terms used in this opinion letter that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                  EXAMINATIONS
                                  ------------

         In our capacity as counsel to Seller, MHMG-GA, MHMG-TN, Johnson, Dare, Riddett, Penman, and Prompt Care and for purposes of this opinion, we have examined the following documents:

                  (i) Certain corporate records of Seller, MHMG-GA, MHMG-TN, and Prompt Care including their respective articles of incorporation (or charter), bylaws, and selected minutes;

                  (ii) The Agreement and all documents, instruments, statements, and certificates required to be delivered by Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman at Closing thereunder (collectively the "Ancillary Documents");

                  (iii) Such other documents, records, and matters of law as we have deemed necessary and appropriate to render the opinion set forth in this letter, subject to the limitations, assumptions, and qualifications noted below.

         As to questions of fact material to our opinions expressed herein, we have, when relevant facts were not independently established, relied upon certificates of, and information received from, officers of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman and upon the representations and warranties of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman contained in the Agreement. In this regard, the certificates of officers of Seller,

UCI Medical Affiliates of Georgia, Inc.
[Date of Closing]
Page 2


MHMG-GA, MHMG-TN, and Prompt Care upon which we are relying are the certificates to be delivered at Closing as required by the Agreement and certain officer's certificates which has been delivered in advance of this opinion letter. We have also relied upon certificates and other documents from, and conversations with, public officials. We have not independently investigated or verified the facts represented in such certificates, information, representations, or warranties and do not opine as to the accuracy of any such fact.

                                    OPINIONS
                                    --------

         Based upon our review of the foregoing and subject to the limitations, assumptions, and qualifications as set forth herein, it is our opinion that, as of the date of this letter:

         1. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and the Ancillary Documents.

         2. MHMG-GA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and the Ancillary Documents.

         3. MHMG-TN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and Ancillary Documents.

         4. Penman is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and Ancillary Documents.

         5. Neither the execution and delivery of the Agreement and the Ancillary Documents, nor the consummation of the transactions contemplated thereby, constitute or, with the giving of notice or passage of time or both, would constitute a violation of or a default under or conflict with any term or provision of Seller, MHMG-GA, MHMG-TN, or Prompt Care's respective Articles of Incorporation or Bylaws or, to the best of our knowledge, any of the material terms, conditions or provisions of any material agreement or instrument known to us to which Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman and upon the representations and warranties of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman is a party, or by which Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman is or may be bound, or constitute a violation of any statute, law or ordinance or any rule, regulation, order of any governmental authority or any judicial decree, or to the best of our knowledge, require Seller, MHMG- GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman to obtain the consent or approval of any governmental authority (except for consents, approvals, or re-issuances described in or required by the Agreement), lending institution, or other third party except for such consents as have been

UCI Medical Affiliates of Georgia, Inc.
[Date of Closing]
Page 3


obtained by Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman and delivered to you in advance of this opinion letter.

         6. All actions and proceedings necessary to be taken by or on the behalf of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman in connection with the Agreement and the Ancillary Documents to which it is a party and necessary to make the same effective have been duly and validly taken. The Agreement and the Ancillary Documents to which it is a party have been duly and validly executed and delivered by Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman and constitute legal, valid, and binding obligations of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman enforceable in accordance with their respective terms.

         7. To the best of our knowledge, there are no actions, suits, claims, or proceedings pending or threatened against Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman before any federal, state, county, municipal or other court, arbitrator, or other tribunal nor are there any judgments, decrees, awards, regulations or orders of any such court, arbitrator, or other tribunal outstanding against Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, or Penman which if adversely determined would prohibit or materially call into question the consummation of the transactions contemplated by the Agreement or the Ancillary Documents.

         8. Universal Diagnostics, Inc. ("Universal") is a Georgia corporation whose Articles of Incorporation were filed with the Georgia Secretary of State on January 27, 1997, but no further steps have been taken to organize Universal, including but not limited to the issuance of stock. Universal owns no assets and owes no liabilities and has no interest in the Assets to be sold to Buyer hereunder or in the proceeds thereof.

         9. Prompt Care owns no assets and owes no liabilities and has no interest in the Assets to be sold to Buyer hereunder or in the proceeds thereof.

         10. To the best of our knowledge, MainStreet has no Subsidiaries, and has never had any Subsidiaries, other than Prompt Care and Universal and does not control, directly or indirectly, or have any direct or indirect equity participation or any equity interest in any corporation, partnership, trust, venture, business, enterprise, firm or other business association other than Prompt Care or Universal.

                                   ASSUMPTIONS
                                   -----------

         In rendering these opinions we have assumed without investigation or independent verification the following:

         (a) The authenticity of any document or other instrument submitted to us as an original, the conformity to the originals of any document or other instrument submitted to us as a copy, the legal capacity of natural persons and the genuineness of all signatures on such originals or copies (other than signatures of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman).

         (b) All documents executed by a party other than Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman were duly and validly executed and delivered by

UCI Medical Affiliates of Georgia, Inc.
[Date of Closing]
Page 4


such party in the proper exercise of their corporate, governmental, or individual powers, as the case may be, and are legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms or are otherwise effective at the date hereof.

         (c) The absence of fraud, duress, or breach of fiduciary duty in the inducement or effectuation of the subject transactions (in this connection we affirm that we have no knowledge of the existence of any such fraud, duress, or breach of fiduciary duty).

                                 QUALIFICATIONS
                                 --------------

         These opinions are limited by and subject to the following qualifications:

         (a) These opinions are strictly limited in scope and application to the laws of the United Sates of America and the laws of the State of Georgia. No opinion is expressed: as to the laws of any other jurisdiction; regarding the extent to which or manner in which such other laws are applicable to matters herein addressed; whether opinions herein stated are, in whole or in part, superseded or invalidated by the application of such other laws; or as to the application of choice of law provisions in any documents or of any jurisdiction.

         (b) The opinions expressed herein are subject to and may be affected or limited by, and we do not purport to express any opinion herein concerning, federal or state securities law and federal or state antitrust or related laws.

         (c) Opinions expressed "to the best of our knowledge" are based upon inquiry of Seller, MHMG-GA, MHMG-TN, Prompt Care, Johnson, Riddett, Dare, and Penman, or officers of the relevant entity or entities as to the subject matter thereof, but without independent investigation or verification of any kind. While no independent investigations or verifications have been conducted by us, we have no knowledge of facts in material conflict with such opinions.

         (d) The opinions expressed herein are based upon applicable laws, statutes, ordinances, rules and regulations as exist on this date, and we express no opinion as to the effect which any future amendments, changes, additions, or modifications thereof may have on the future performance or validity of the Agreement or the Ancillary Documents, or on the consummation of the transactions contemplated by the Agreement and the Ancillary Documents. We assume no obligation to update or supplement our opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

         (e) The enforceability of the Agreement and the Ancillary Documents, and the availability of certain rights and remedies provided therein, are subject to, and may be affected or limited by the following: (i) the provisions of applicable liquidation, conservatorship, insolvency, bankruptcy, reorganization, moratorium, rearrangement and other similar laws, including court decisions interpreting such laws; (ii) all other applicable federal or state laws, constitutional requirements, statutes, ordinances, judicial decisions, rules and regulations affecting creditors' rights generally, including, without limitation, fraudulent conveyances, violable preferences, non-judicial foreclosures and self-help remedies; (iii) general principles

UCI Medical Affiliates of Georgia, Inc.
[Date of Closing]
Page 5


of equity (regardless of whether such enforceability is considered in equity of at law); (iv) the power of courts to deny enforcement of remedies generally based upon public policy; (v) by the requirement that a party act with reasonableness and in good faith to the extent required by the applicable law; and (vi) such other matters of law which do not materially interfere with the practical realization of the benefits intended to be conferred under the Agreement and the Ancillary Documents.

         (f) We express no opinion as to the enforceability of any provisions in the Agreement or the Ancillary Documents: (i) purporting to waive or affect any rights to notices which may not be waived under applicable law; (ii) relating to delay or omission of enforcement of remedies; (iii) with respect to severability, exculpation, and set off rights; or (iv) respecting indemnification rights which may be limited under applicable securities or other law.

         (g) We express no opinion as to the title of any party to its properties or the priority or absence of any liens or encumbrances thereon or claims thereto.

         (h) These opinions are provided to you as legal opinions only, and not as guaranties or warranties of the matters discussed herein or of any transaction or obligation.

         We are furnishing this opinion letter for the sole and exclusive benefit of the addressee and its counsel, and this opinion letter is not to be relied upon or used by, or circulated, quoted or otherwise distributed to, any other person without the prior written consent of the undersigned.

                                 Exhibit 8.3.21
                                 --------------

                                  Form of Lease

                                 [See Attached]

STATE OF GEORGIA                    )                    LEASE AGREEMENT
                                    )                          AND
COUNTY OF DEKALB                    )                    RIGHT OF FIRST REFUSAL


         THIS LEASE AGREEMENT AND RIGHT OF FIRST REFUSAL (the "Lease") is made as of this 31st day of March, 1998, to be effective as of the 1st day of April, 1998, by and between MAINSTREET HEALTHCARE CORPORATION, a Delaware corporation (the "Landlord"), and UCI MEDICAL AFFILIATES OF GEORGIA, INC., a South Carolina corporation (the "Tenant").

         This Lease is executed and delivered in connection with that certain Acquisition Agreement and Plan of Reorganization by and among others Landlord; Tenant; and UCI Medical Affiliates, Inc. dated as of February 9, 1998 (the "Acquisition Agreement") related to the transfer of certain assets of MainStreet by Tenant. In connection with the Acquisition Agreement, Tenant desires to lease from Landlord the facility owned by Landlord located at 2362 Main Street, Tucker, Georgia 30084, upon the terms and conditions set forth herein.

         In consideration of these premises and the mutual promises below, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged by the parties hereto, Landlord and Tenant agree as follows:

         1. Leased Premises. Landlord hereby leases, demises, and lets, to Tenant, and Tenant hereby leases from Landlord, that certain premises and all improvements thereon located at 2362 Main Street, Tucker, Georgia 30084, all as more fully described on Schedule 1 attached hereto (collectively the "Premises"), upon the terms, covenants, and conditions hereinafter contained.

         2. Term. The term of this Lease shall be ten (10) years commencing on April 1, 1998, and terminating on March 31, 2008, unless earlier terminated as provided herein.

         3. Rent.

                  A. Subject to Section 22 below, commencing on April 1, 1998 and continuing though March 31, 2003, the Tenant shall pay to the Landlord an annual rental of Fifty-Seven Thousand Six Hundred and No/100 ($57,600.00) Dollars, in monthly installments of Four Thousand Eight Hundred and No/100 ($4,800.00) Dollars, on the first (1st) day of each month, payable in advance during the term of this Lease in lawful money of the United States, addressed to Landlord at Landlord's address set forth in Section 43 herein.

                  B. Subject to Section 22 below, commencing on April 1, 2003 and continuing though the end of the term of this Lease, the Tenant shall pay to the Landlord an annual rental of Sixty-One Thousand Two Hundred and No/100 ($61,200.00) Dollars, in

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And Right of First Refusal
Page 1
monthly installments of Five Thousand One Hundred and No/100 ($5,100.00) Dollars, on the first (1st) day of each month, payable in advance during the term of this Lease in lawful money of the United States, addressed to Landlord at Landlord's address set forth in Section 43 herein.

         4. Utilities. Tenant shall pay throughout the term of this Lease, all charges for air conditioning, heat, water, sewer, janitor, garbage collection, security, gas, electricity, light, telephone, or any other communication or utility service used in or rendered or supplied to the Premises through the term of this Lease. Such items shall be prorated for periods outstanding at the commencement or the termination of this Lease. Tenant shall make such payments directly to the intended recipient thereof. Upon receipt of the actual bill for such period, the party receiving such bill shall promptly forward same to the other party and Landlord and Tenant shall then make such adjustment and payment as shall be required to make such proration accurate.

         5. Real Estate Taxes. Landlord shall promptly pay all taxes and assessments of every kind or nature which are now or may hereafter be imposed or assessed upon the Premises by federal, state, or local government authority. Tenant shall be entitled, but shall have no obligation, to pay any taxes or assessments not promptly paid by Landlord as required above, in which case Tenant may elect that the amount of such payment be either (i) deducted by Tenant from the rent hereunder after notice of such payment is given by Tenant to Landlord, or (ii) reimbursed to Tenant by Landlord within ten (10) days after notice of such payment is given by Tenant to Landlord.

         6. Insurance on Building. Landlord shall at all times during the term of this Lease maintain and shall pay all premiums for the fire and hazard insurance on the building constituting a portion of the Premises for not less than the replacement cost thereof.

         7. Other Insurance Coverage. Tenant shall at all times maintain the following insurance coverage respecting the Premises and its business operations thereon: public liability insurance for personal injury and property damage; workers' compensation insurance required by South Carolina law; hazard insurance on all contents and property of Tenant at the Premises and all property of other persons temporarily stored at the Premises; and such other insurance coverages required by this Lease or as are customarily carried on businesses such as that to be conducted by Tenant at the Premises.

         8. Condition of Premises. Landlord shall, at its own expense, keep the Premises in good repair and shall make any and all necessary repairs and replacements to the Premises.

         9. Hazardous Substance Remediation. Notwithstanding anything contained herein to the contrary, Tenant shall not be required to remediate, purge or remove, or bear the cost of such remediation, purge or removal of, any hazardous substance which contaminated the Premises prior to the commencement of the term of this Lease or which existed at the

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And Right of First Refusal
Page 2
commencement of the term of this Lease and worsened through no fault of Tenant thereafter. In addition, Tenant shall not be obligated to take actions to prevent such worsening of contamination which existed at the commencement of this Lease. Landlord shall indemnify Tenant and hold Tenant and its officers and agents harmless from any and all liability, claim, injury, damage, penalty, or cost, (including reasonable attorney's fees) arising out of third party claims or assertions resulting from any hazardous substances existing on the Premises as of the effective date of this Lease.

         10. Americans With Disabilities Act. Notwithstanding any term or provision to the contrary contained herein, the Landlord, at Landlord's sole cost and expense, shall ensure that the Premise and improvements thereon shall be in material compliance with the Americans With Disabilities Act, as the same is amended from time to time (the "Act"). Tenant shall not be required to make any alterations or additions to the Premises (both structural and non-structural) that may be necessary from time to time to keep or bring the Premises in compliance with the Act.

         11. Alterations. Tenant shall not make, or suffer to be made, any alterations of the Premises, or any part thereof, without the written consent of Landlord, which consent shall not be unreasonably withheld.

         12. Entry by Landlord. Landlord shall have the right to enter the Premises at reasonable times, for the purpose of inspection, posting notices or supervising any necessary repairs and maintenance required hereto to be performed by Landlord, upon reasonable written notice to Tenant.

         13. Signs and Parking. Tenant shall have the exclusive right to use the parking area which is part of the Premises. Tenant, at its discretion, may erect such signs as it deems necessary or appropriate, so long as the same comply with applicable laws and zoning restrictions.

         14. Assignment and Subletting. Tenant shall have the right to make subleases of all or any portion of the Premises and any permitted sublessee may use the same for any lawful purpose permitted by this Lease, so long as Tenant shall agree in writing to remain liable hereunder as though no subleases had been made, unless Landlord acknowledges in writing that Tenant shall not remain liable hereunder. Subject to Tenant's right to approval any assignee which will not be unreasonably withheld, Landlord may assign this Lease and all rights hereunder provided Tenant's use and enjoyment of the Premises during the term of this Lease is not disturbed. Tenant shall be entitled to assign this Lease to any corporation controlled by or under common control with Tenant, or in connection with the acquisition of, or the sale of substantially all of, the assets of Tenant. Landlord shall have the right to approval any purchaser of the Premises, which approval shall not be unreasonably withheld.


Lease And Option Agreement
And Right of First Refusal
Page 3

         15. Default of Tenant. The occurrence of any of the following events shall constitute a breach of this Lease:

                  A. The failure of Tenant to pay rent or to make any other payment of money as herein required when due for a period of ten (10) days after delivery by Landlord of a written notice to Tenant of any such failure.

                  B. The expiration of a period of sixty (60) days following (I) the adjudication of Tenant as a bankrupt by any court of competent jurisdiction,
(II) the entry of an order approving a petition filed by one other than Tenant, seeking reorganization of Tenant under the National Bankruptcy Act or any other applicable law of the United States or of any State, or (III) the appointment of a trustee or receiver of all or substantially all of the business or property of Tenant, or (IV) the levy of any attachments, execution or garnishment upon the interest of Tenant hereunder, or upon the leasehold estate hereby created, unless during such period such adjudication, order or appointment of a receiver or trustee, attachment, execution or garnishment shall be vacated or unless within such period Tenant shall have taken proper action to vacate such adjudication, order or appointment of a receiver or trustee, attachment, execution or garnishment, and in such event such occurrence shall not constitute a breach of this Lease until final adjudication of the matter.

                  C. The filing by Tenant of a voluntary petition in bankruptcy or the making of an assignment for the benefit of creditors, the consenting by Tenant to the appointment of a receiver or trustee of all or any part of its property, the filing by Tenant of a petition or answer seeking reorganization under the National Bankruptcy Act or any other applicable law, or the filing by Tenant of a petition to take advantage of any insolvency act.

                  D. The failure of Tenant to correct any default hereunder, other than those specified in subdivisions (A), (B), and (C) of this Section 15 within thirty (30) days after delivery by Landlord to Tenant of a written notice of such default, or if the default is of such a nature that it cannot be corrected within thirty (30) days, then the failure of Tenant within such period to commence and thereafter proceed diligently to cure such default.

                  If any of the above-mentioned events of default shall occur, the Landlord at its option may re-enter and take possession of the Premises, and at its option terminate this Lease and accelerate all payments due or coming due hereunder.

         16. Default of Landlord. If at any time during the term hereof MainStreet or Landlord shall default in any of their respective obligations under this Lease and/or the Acquisition Agreement, Tenant may give written notice to Landlord of its intention to terminate the Lease together with a statement of the nature of such default, and such termination shall become effective on the thirtieth (30th) day after the date of such notice unless (a) such default shall be cured within thirty (30) days after such notice, or (b) if the default is of such a nature that it cannot be cured within such period, the necessary steps to

Lease And Option Agreement
And Right of First Refusal
Page 4
cure such default are duly commenced within such period and are thereafter diligently pursued. Notwithstanding anything contained herein to the contrary, in the event Landlord breaches this Lease, the Acquisition Agreement, or any document or instrument ancillary thereto to which it is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by Landlord of this Lease.

         17. Holding Over. In case Tenant holds over after the end of any term herein provided, such tenancy shall be from month to month only, and not a renewal hereof; subject, however, to every other term, covenant and condition of this Lease, and the rent shall be at the monthly rate of the last year of the lease term.

         18. Damage or Destruction. The damage or destruction of the improvements now existing on the Premises in whole or in part by fire or other cause, or such material injury thereto shall at the option of Tenant, exercised by notice to Landlord, within thirty (30) days after the date of such damage, destruction or unavailability, produce and work a termination of this Lease. Upon damage or destruction of the Premises in whole or in part, by fire or any other cause, if Tenant shall not exercise its option to terminate this Lease within such thirty (30) days, Landlord shall at its expense promptly restore the Premises to the condition they were in immediately prior to such damage. Notwithstanding anything contained herein to the contrary, the rent shall abate during the period said Premises are untenantable.

         19. Condemnation. If any portion of the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose so as to render the remaining portion of the Premises unsuited for Tenant's reasonable uses, even though the entire Premises be not so taken or condemned, then Tenant, at any time thereafter, shall have the right to terminate this Lease. Upon the termination of this Lease as herein provided, Tenant shall be entitled to a refund of all rents paid in advance from the date of termination to the date through which the rent shall have been paid. Tenant hereby waives any and all rights to participate in the proceeds of any award made in any condemnation proceedings for the taking of the Premises, or any portion thereof, except the right to participate in Tenant's equitable portion of any proceeds for the loss of Tenant's business at such location, if any.

         20. Quiet Enjoyment. Landlord agrees and warrants that Tenant, keeping and performing the covenants herein contained on the part of Tenant to be kept and performed, shall at all times during the term of this Lease peaceably and quietly have, hold and enjoy the Premises.

         21. Removal of Trade Fixtures / Related Leases. Upon the termination of the Lease, all trade fixtures, furniture, equipment and other personal property which Tenant placed upon the Premises may be removed by Tenant, provided Tenant shall otherwise leave the Premises in reasonable condition.


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And Right of First Refusal
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



         22. Set Off. Anything contained in this Lease to the contrary notwithstanding, Tenant shall have the right of set off and recoupment against amounts coming due hereunder in the event that Landlord breaches this Lease. In the event Tenant elects to exercise the right of set off and recoupment set forth herein, upon notice to Landlord the rental hereunder shall be deemed reduced by the amount of any set off or recoupment to which the Tenant is entitled. Landlord's right to lawfully contest such set off or recoupment in any action to collect rental hereunder shall not be impaired by Tenant's exercise of such set off or recoupment rights. The inclusion of this special set off or recoupment provision shall not affect the availability, if any, of rights of set off or recoupment arising at law or in equity.

         23. Subject to Acquisition Agreement. This Lease is made, executed and delivered in connection with the Acquisition Agreement, and is subject to all the terms, provisions, and conditions thereof. To the extent of any conflict between the terms hereof and thereof, the terms of the Acquisition Agreement shall be controlling.

         24. Representations and Warranties of Landlord. Landlord hereby warrants, represents, and covenants as follows:

                  A. Authority. Landlord has taken all action necessary to approve and authorize the execution of this Lease, and to consummate the transactions contemplated hereby. When executed and delivered, this Lease shall constitute valid and binding obligations of Landlord, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Lease nor the consummation of the transactions contemplated hereby, nor compliance with all of the terms and conditions hereof, will result in the breach by Landlord of any of the terms, conditions or provisions of any trust, order, judgment, law, or other contract, agreement or instrument to which he is a party, or by which he is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law, or other contract, agreement or instrument.

                  B. Title to Premises. Upon execution and delivery of this Lease, Landlord will have good, marketable and insurable title to the Premises, and will not be indebted to any contractor, laborer, mechanic, material man or any other person or entity for work, labor, materials or services in connection with the Premises for which any such person or entity could claim a lien against the Premises.

                  C. Consents. No consent of any third party which has not been obtained is required in connection with Landlord's lease of the Premises hereunder, including but not limited to the consent of any financial institution.

                  D. Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of Landlord's knowledge threatened, that question the

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And Right of First Refusal
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



validity of this Lease or any transaction contemplated hereby or that relate to the Premises, including but not limited to condemnation or bankruptcy proceedings, which if adversely determined would have an adverse affect upon Landlord's ability to enter into this Lease or perform its obligations hereunder or upon the use, enjoyment, or value of the Premises for Tenant.

                  E. Zoning. The Premises is currently zoned for commercial operations and is in compliance with applicable zoning laws and ordinances; and Landlord does not know that the status of such zoning is in question or subject to change by the appropriate governmental authorities.

                  F. Environmental. The Premises is not now used and, to the best of Landlord's knowledge, has never been used for the underground storage of petroleum products, or as a garbage or refuse dump site, a landfill, a waste disposal facility for the storage, processing, treatment or temporary or permanent disposal of regulated waste materials, including without limitation solid, industrial, toxic, hazardous, radioactive, nuclear or putrescible waste or sewage, and, to the best of Landlord's knowledge, is in substantial compliance with applicable environmental laws.

         25. Representations and Warranties of Tenant. Tenant hereby represents, warrants, and covenants as follows:

                  A. Organization and Good Standing. Tenant is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. Tenant has taken all corporate action necessary to approve and authorize the execution of this Lease, and to consummate the transactions contemplated hereby. When executed and delivered, this Lease shall constitute valid and binding obligations of Tenant, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankrupt, insolvency or similar laws effecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Lease nor the consummation of the transactions contemplated hereby, nor compliance with all of the terms and conditions hereof, will result in the breach by Tenant of any of the terms, conditions or provisions of any trust, order, judgment, law, or other contract, agreement or instrument to which it is a party, or by which it is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law, or other contract, agreement or instrument.

                  B. Consents. No consent of any third party is required in connection with the lease of the Premises hereunder.


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And Right of First Refusal
Page 7

                  C. Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of Tenant's knowledge threatened, that question the validity of this Lease or any transaction contemplated hereby.

         26. Rights of First Refusal. Landlord grants Tenant the right, at Tenant's option, to purchase the Premises at the same price and upon the same terms and conditions of any bona fide offer for the purchase thereof which Landlord shall at any time during the term of this Lease be ready and willing to accept. Landlord shall give Tenant written notice of all of the terms and conditions of any such bona fide offer and Tenant shall have thirty (30) days from and after the receipt of such notice in which to exercise its option to purchase the Premises by giving written notice to Landlord. Such exercise of said option to purchase the Premises shall create a binding agreement between Landlord and Tenant for the sale and purchase of the Premises upon the same terms and conditions contained in the bona fide offer. The right granted to Tenant in this Section 26 shall be continuing until the lawful termination of this Lease, and Tenant's failure to exercise such right with respect to any bona fide offer shall not affect its rights as to any subsequent offers received by Landlord or Landlord's heirs, successors, assigns, or legal representatives. In the event Tenant should fail to exercise its right of first refusal option in any instance, Landlord shall then be free to sell the Premises in accordance with the offer of the prospective purchaser (or to any other purchasers upon substantially the same terms) and to convey the Premises to such purchaser, subject to the terms and conditions of this Lease; provided, however, that such sale must be consummated within ninety (90) days after receipt by Tenant of written notice of the terms and conditions of the offer. Tenant's rights under this Section may be assigned to any person or entity controlling, controlled by, or under common control with, Tenant. Tenant's failure to exercise its rights under this Section shall not terminate this Lease nor extinguish Tenant's rights or obligations under this Lease. Notwithstanding the foregoing, the Tenant shall not have a right of first refusal in connection with the transfer of title to the Premises from Landlord to A. Wayne Johnson.

         27. Binding Effect. This Lease shall inure to the benefit of the heirs, successors, representatives, and permitted assigns of the parties hereto, and shall bind the heirs, successors, representatives, and assigns of the parties hereto.

         28. References to Gender and Number Terms. Whenever the context requires, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

         29. Days Defined. Any reference in this Lease to a number of days shall mean calendar days unless otherwise expressly provided.

         30. Attorney's Fees. If any action at law or in equity shall be brought to recover any rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the covenants, terms or conditions of this Lease, or for the recovery of the possession of the

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And Right of First Refusal
Page 8

Premises, the prevailing party shall be entitled to recover from the other party as part of the prevailing party's cost a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

         31. Headings. The headings of the paragraphs of this Lease are for convenience or reference only and are not a part of this Lease.

         32. Modifications. This Lease can only be modified by a written agreement duly signed by authorized representatives of each party hereto. Moreover, in order to avoid uncertainty, ambiguity and misunderstandings in their relationships, the parties hereto covenant and agree not to enter into any oral agreement or understanding inconsistent or in conflict with this Lease; and the parties hereto further covenant and agree that any oral communication allegedly or purportedly constituting such an agreement or understanding shall be absolutely null, void and without effect.

         33. Waiver. Any waiver by either party of any breach or any term or condition hereof shall be effective only if in writing and such writing shall not be deemed to be a waiver of any subsequent or other breach, term or condition of this Lease.

         34. Relationship of the Parties. Nothing herein shall be deemed to create any partnership, joint venture, or agency relationship between the parties. Neither party shall make any representation or statement (whether oral or written) to any person or entity inconsistent with this paragraph.

         35. Third Parties. The provisions of this Lease are not intended to be for the benefit of any third parties, and no third party shall be deemed to have any privity of contract with either of the parties hereto by virtue of this Lease.

         36. Time of Essence. The parties acknowledge and agree that time is of the essence in the performance of this Lease.

         37. Severability. If any provision or provisions of this Lease shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         38. Governing Law. The construction and interpretation of this Lease shall at all times and in all respects be governed by the laws of the State of South Carolina.

         39. Venue and Jurisdiction. The parties hereto hereby (i) agrees that any litigation, action or proceeding arising out of or relating to this Lease may be instituted in a state or federal court in the County of Richland, State of South Carolina, (ii) waives any objection which it might have now or hereafter to any such litigation, action or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submits to the jurisdiction of such

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And Right of First Refusal
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



courts in any such litigation, action or proceeding. For all purposes of this Lease, the parties hereto irrevocably consents to personal jurisdiction of such courts, and further agrees that service of process upon such party may be effected pursuant to the United States mail.

         40. No Inference Against Author. No provision of this Lease shall be interpreted against any party because such party or its legal representative drafted such provision.

         41. Entire Lease. This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous written or oral agreements and representations between the parties with respect thereto.

         42. Recordation. This Lease or a memorandum hereof may be recorded by either party. The parties agree to execute for recording purposes any such memorandum.

         43. Notices. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following: (i) upon receipt by the party to whom such notice, request, approval, consent, demand or other communication is being given; or (ii) three (3) business days after being duly deposited in the United States mail, certified or registered, return receipt requested, and addressed as follows:

                  Landlord:         MainStreet Healthcare Corporation
                                    2370 Main Street
                                    Tucker, GA 30084

                  Tenant:           UCI Medical Affiliates of Georgia, Inc.
                                    1901 Main Street, Suite 1200
                                    Columbia, SC 29201
                                    Attn.:  Jerry F. Wells, Jr.

The parties hereto may change their respective addresses by notice in writing given to the other party to this Lease.

Lease And Option Agreement
And Right of First Refusal
Page 10

         IN WITNESS WHEREOF, the parties hereto have executed this Lease this 31st day of March, 1998, to be effective as of April 1, 1998.

IN THE PRESENCE OF:                 LANDLORD:

                                    MAINSTREET HEALTHCARE
                                    CORPORATION


_________________________           By:_________________________________
(Witness as to Landlord)                Its:____________________________



_________________________
(Witness as to Landlord)


                                    TENANT:

                                    UCI MEDICAL AFFILIATES OF GEORGIA,
                                    INC.



_________________________           By:_________________________________
(Witness as to Tenant)                  Jerry F. Wells, Jr.
                                        Its: Chief Financial Officer


_________________________
(Witness as to Tenant)


Lease And Option Agreement
And Right of First Refusal
Page 11

STATE OF SOUTH CAROLINA             )
                                    )                        PROBATE
COUNTY OF RICHLAND                  )


         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-named MainStreet Healthcare Corporation by its sign, seal, and as his act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.


                                          ______________________________
                                                    WITNESS
SWORN TO before me this
31st day of March, 1998.


___________________________________________(L.S.)
Notary Public for South Carolina
My Commission Expires:_____________________


STATE OF SOUTH CAROLINA             )
                                    )                        PROBATE
COUNTY OF RICHLAND                  )


         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-named UCI Medical Affiliates of Georgia, Inc., by Jerry
F. Wells, Jr., its Chief Financial Officer, sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                          ______________________________
                                                    WITNESS
SWORN TO before me this
31st day of March, 1998.


___________________________________________(L.S.)
Notary Public for South Carolina
My Commission Expires:_____________________

Lease And Option Agreement
And Right of First Refusal
Page 12

                                   SCHEDULE 1

                        LEGAL DESCRIPTION OF THE PREMISES


         ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 213 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

         BEGINNING at an iron pin on the southwesterly side of Main Street (Third Street), (based on an 80-foot right-of-way), 50 feet northwesterly as measured along the southwesterly side of Main Street from the intersection form by the southwesterly side of Main Street and the northwesterly side of First Avenue; thence southwesterly 213.4 feet to an iron pin on the northeasterly side of a 20-foot alley; thence northwesterly along the northeasterly side of said alley 85 feet to an iron pin; thence northeasterly 214.7 feet, more or less, to an iron pin on the southwesterly side of Main Street; thence southeasterly along the southwesterly side of Main Street 86.5 feet to the iron pin and the TRUE POINT OF BEGINNING. Being improved properly known as 2362 Main Street, Tucker, according to the present system of numbering houses in DeKalb County, Georgia.


Lease And Option Agreement
And Right of First Refusal
Page 13

                                 Exhibit 8.3.23

                  Certified List of MainStreet Security Holders

                                 [See Attached]

                  CERTIFIED LIST OF MAINSTREET SECURITY HOLDERS


         PERSONALLY appeared before me ROBERT G. RIDDETT, JR. and A. WAYNE JOHNSON who first being duly sworn, depose and say that:

         1. Robert G. Riddett, Jr. and A. Wayne Johnson are the President and Secretary, respectively, of MainStreet Healthcare Corporation ("MainStreet"), and as such have access to, and knowledge of, the business records of MainStreet.

         2. The identity of the holders of the securities of MainStreet, and a description of such holdings, as of March 31, 1998, is set forth on Schedule A attached hereto.

         3. This Certified List of Mainstreet Security Holders is being delivered to UCI Medical Affiliates of Georgia, Inc. ("UCI of GA") pursuant to
Section 8.3.23 of that certain Acquisition Agreement and Plan of Reorganization by and between among others UCI of GA and MainStreet, dated February 9, 1998 (the "Acquisition Agreement"), and may be relied upon by UCI of GA.

         4. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Acquisition Agreement.

         Executed as of the 31st day of March, 1998.



                                               _________________________________
                                               Robert G. Riddett, Jr., President


                                               _________________________________
                                               A. Wayne Johnson, Secretary


Sworn to me this
31st day of March, 1998

_______________________
Notary Public For__________________
My Commission Expires:___________

                                   SCHEDULE A

                            List of Security Holders

                                  Exhibit 8.4.2

                      Form of Registration Rights Agreement

                                 [See Attached]

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of March 31, 1998 among UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"); MainStreet Healthcare Corporation, a Delaware corporation ("MainStreet"); Frank Corker, M.D. ("Corker"); Michael J. Dare ("Dare"); David Ellis, D.O. ("Ellis"); Pamela K. Erdman, M.D. ("Erdman"); Harold Holloway, M.D. ("Holloway"); Laykoon Huang, M.D. ("Huang"); A. Wayne Johnson ("Johnson"); Izhak Oliver, M.D. ("Oliver"); PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership ("Penman"); Richard Petit, P.A. ("Petit"); Practice Acquisition Consultants, Inc., a corporation ("PAC"); and Robert G. Riddett, Jr. ("Riddett"). Corker, Dare, Ellis, Erdman, Holloway, Huang, Johnson, Oliver, Penman, Petit, PAC and Riddett are hereinafter collectively known as the "Mainstreet Shareholders".

                                    RECITALS

         This Agreement is made pursuant to that certain Acquisition Agreement and Plan of Reorganization dated as of February 9, 1998 among the Company; UCI Medical Affiliates of Georgia, Inc.; Mainstreet; MainStreet Healthcare Medical Group, P.C.; MainStreet Healthcare Medical Group, PC; Prompt Care Medical Center, P.C.; Johnson; Penman; Riddett; and Dare (the "Acquisition Agreement"). In order to induce the Holders, respectively, to enter into the Acquisition Agreement and to accept shares of the Company's common stock as provided in the Acquisition Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. In order to induce the Company to provide the registration rights set forth in this Agreement and to issue shares of its common stock to the Holders pursuant to the Acquisition Agreement, the Holders have agreed to provide the covenants set forth in this Agreement.

         In consideration of the foregoing premises, the mutual promises of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                               TERMS OF AGREEMENT


         1. Definitions. The following terms not otherwise defined shall have the meanings ascribed to them below:

         1933 Act shall mean the US Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

         Demand Right shall mean the right of a Demand Percentage of the Holders to make one (1) demand for registration of the Registrable Shares as described in Section 2 of this Agreement.

         Demand Percentage of the Holders shall mean the Holder or Holders at the relevant time of more than twenty percent (20%) of the number of Registrable Shares issued to the Holders in the aggregate upon the closing of the Acquisition Agreement.


REGISTRATION RIGHTS AGREEMENT
PAGE 1

         Holder shall mean any one of Mainstreet, Corker, Dare, Ellis, Erdman, Holloway, Huang, Johnson, Oliver, PAC, Penman, Petit, and Riddett, and Holders shall mean collectively two or more of Mainstreet, Corker, Dare, Ellis, Erdman, Holloway, Huang, Johnson, Oliver, PAC, Penman, Petit, and Riddett and their respective successors and permitted assigns, if any.

         Piggy-Back Registration shall mean the right of the Holders to participate as selling shareholders for the Registrable Shares in a public offering registered with the SEC under the 1933 Act by the Company as described in Section 3 of this Agreement.

         Registrable Shares shall mean the shares of the Company's common stock issued to the Holders pursuant to the Acquisition Agreement.

         SEC shall mean the United States Securities and Exchange Commission.

         Termination Date shall mean the first to occur of: (i) the first (1st) anniversary of the date hereof, or (ii) the expiration of the holding period applicable to resale by the Holders of the Registrable Shares under SEC Rule 144(d), as amended, or (iii) the registration of all the Registrable Shares.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement.

         2. Demand Registration Rights. The Company shall provide to the Holders demand registration rights for the Registrable Shares upon the following terms and conditions:

                  (a) If on or before the Termination Date the Company receives written demand from a Demand Percentage of the Holders requesting that all or a portion of the Registrable Shares then held by them be registered pursuant to this Section 2(a), then subject to the limitations set forth herein and provided that the Company has not previously provided written notice to the Holders pursuant to Section 3(a) specifying the Company's election to file a registration statement, the Company shall within sixty (60) days following the Company's receipt of such written demand, prepare and file with the SEC a Form S-3 registration statement (or such other available form of registration statement selected by the Company) as a "shelf" registration under Rule 415 (to the extent available for use in such registration) under the 1933 Act governing and permitting the resale to the public of the Registrable Shares then held by such Holders and included in such written demand, and shall use its reasonable best efforts to cause such registration statement to become effective and to maintain the effectiveness of such registration statement for a period of nine
(9) calendar months after the initial effective date of such registration statement. The Company shall use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such United States jurisdictions (not exceeding ten (10) in the aggregate) as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and further provided that (anything herein to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of the Registrable Shares be borne by selling shareholders, then such expenses shall be payable by the Holders pro rata to the extent required by such jurisdiction. In connection with any registration effected pursuant to this Section 2(a), the Company shall apply for listing and use its best efforts to list

REGISTRATION RIGHTS AGREEMENT
PAGE 2
the Registrable Shares being registered on any national securities exchange on which the Company's common stock is listed, or if the Company's common stock is not listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Shares being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.

                  (b) The Holders collectively shall be entitled to exercise the Demand Right only one (1) time in the aggregate, and the number of Registrable Shares subject to such Demand Right must not be fewer than the lesser of (i) 50,000 shares or (ii) all the Registrable Shares then held by such Holders. In the event that a Demand Percentage of the Holders exercise the Demand Right, all the Holders then holding Registrable Shares shall be given a reasonable opportunity (upon not less than ten (10) days notice) to elect to participate in such registered offering. The exercise of a Demand Right by any one or more of the Holders shall eliminate the availability of such Demand Right as to all Holders. In the event the Holders enter into an underwriting or similar agreement with an underwriter selected by the Holders of Registrable Shares in connection with such Holders' exercise of such Demand Right, then subject to the limitations set forth in this Section 2(b), the Company hereby agrees to cooperate with such underwriter, including entering into an agreement with the managing underwriter of such offering (in usual and customary form applicable to an issuer in an underwritten secondary offering of such issuer's securities held solely by selling shareholders) and delivering applicable opinions of counsel and accountant's comfort letters as may be reasonably requested by such managing underwriter; provided: (a) such cooperation does not prohibit or in any way limit the Company's use of a Form S-3 registration statement in connection with the Holders' exercise of such Demand Right; (b) such cooperation does not violate any applicable state or federal law or regulation, including without limitation the rules and regulations of the SEC, (c) such underwriting is a "firm commitment" underwriting and not a "best efforts" underwriting, and (d) the Holders pay all costs, expenses, and commissions of such underwriter and any costs reasonably incurred by the Company as a consequence of the Company being a party to any agreement with, or making any representation or warranty to, such underwriter (including the costs of any attorney fees incurred in connection with the negotiation with any such underwriter or in connection with any opinion(s) of counsel reasonably requested by such underwriter or any costs and expenses relating to accountants' comfort letters).

                  (c) Notwithstanding the foregoing, with respect to any demand made pursuant to Section 2(a) that is received by the Company more than thirty
(30) days following the date of this Agreement

         (i) if the Company shall furnish to the Holders requesting to exercise the Demand Right a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed at the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days within which to file such registration statement; and

         (ii) if the Company has begun in good faith to actively pursue the possibility of registering certain of its securities, either for its own account or the account of a security holder or holders, the Company shall not be obligated to take any action to effect a registration pursuant to Section 2(a) until one hundred twenty (120) days after the effective date of the registration statement with respect to the contemplated registration or the cessation by the Company of discussions regarding a possible offering; provided, however, that should the Company's

REGISTRATION RIGHTS AGREEMENT
PAGE 3
         obligation under Section 2(a) be suspended pursuant to the terms of this Section 2(c) by virtue of the commencement by the Company of discussions regarding a possible offering, such suspensions shall be effective for no more than ninety (90) days unless within such ninety
         (90) days the Company has filed a registration statement with respect to such offering.

                  (d) Should any registration effected hereunder be terminated or withdrawn prior to its effectiveness as a consequence of the action or inaction of the Holders requesting such registration or pursuant to an agreement between the Company and the Holders requesting such registration with respect to the Registrable Shares, the Company shall be deemed to have satisfied its obligations hereunder and shall have no further obligation to effect any registration hereunder; provided however, that to the extent the Holders included in any registration statement withdrawn or terminated pursuant to this
Section 2(d) were not included in any earlier registration statement so withdrawn or terminated, the Company shall not be deemed to have satisfied its obligations hereunder to such Holders in the event such Holders immediately reimburse the Company for all out-of-pocket costs and expenses incurred by the Company in connection with such terminated or withdrawn registration.

                  (e) In the event MainStreet is the first Holder to exercise the Demand Right, the Company agrees that in connection with such registration, to the extent requested by MainStreet, the Company will prepare and file one (1) post-effective amendment to the registration statement filed in such registration for the sole purpose of including as a selling shareholder any Holder of Registrable Shares whose shares were not included in such registration statement as initially declared effective, provided that such request for such post-effective amendment from MainStreet is made following the effective date of such registration statement and on or before the date six (6) months following the date of this Agreement, and provided further that any Holder included in any such amendment pays all costs incurred by the Company in connection with the printing and distribution of any offering documentation made necessary in connection with such amendment.

         3. Piggy-Back Registration Rights. The Company shall provide to the Holders piggy-back registration rights for the Registrable Shares upon the following terms and conditions:

                  (a) If on or before the Termination Date the Company elects to file a registration statement to register for public offering any shares of its common stock of the same class as the Registrable Shares in an underwritten public offering, the Company shall provide the Holders who then hold Registrable Shares with not less than twenty (20) days prior written notice of the proposed date of filing of such registration statement. Within ten (10) days after receiving notice of the proposed registration, the Holders who then hold Registrable Shares can elect to be selling shareholders and include their Registrable Shares, or any portion thereof, in such offering (a "Piggy-Back Registration"), subject to the restrictions set forth herein, in the 1933 Act, and in the rules and regulations promulgated by the SEC. The Company will not be obligated or required to give such notice or to include any Registrable Shares in any registration effected solely to implement an employee benefit or similar qualified or non-qualified stock option plan (e.g., a Form S-8 registration statement) or a merger or other transaction to which SEC Rule 145 or the equivalent is applicable (e.g., a Form S-4 registration statement). In any underwritten Piggy-Back Registration, the Company shall have the exclusive right to select the investment bankers and managing underwriters for such registered offering and to negotiate the underwriting or similar agreement. The Company may at any time and from time to time, without the consent of any Holder, delay, suspend, abandon or withdraw any Registration Statement described in this
Section 3(a) and any related, proposed or actual offering or other distribution in which any Holder has requested inclusion of such Holder's Registrable Shares pursuant to this Section 3(a).

REGISTRATION RIGHTS AGREEMENT
PAGE 4

                  (b) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this Section 3 to include any of the Registrable Shares in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriter selected by the Company and all other shareholders participating in such offering, and then only in such quantity as will not, in the written opinion of the underwriter, jeopardize the success of the offering by the Company; provided, however, that the underwriter may not limit the amount of the Registrable Shares included in such registration and underwriting to less than an amount equal to twenty percent (20%) of the amount of all the Company's securities included within such registration and underwriting.

         4. Other Obligations Regarding Registration.

                  (a) Subject to Section 2(b), Section 2(e) and Section 7, all expenses (excluding any underwriter or selling agent's discounts and commissions applicable to Registrable Shares sold by the Holders) incurred in connection with any registration pursuant to this Agreement shall be borne by the Company; provided, however, that the Company shall not be required to pay fees and costs of legal counsel or other advisors for the Holders.

                  (b) The Company agrees that, in connection with any registration statement required by this Agreement, it shall prepare and file whatever pre-effective and post-effective amendments and whatever supplements or revised prospectuses that the 1933 Act or SEC may require and that it shall furnish to the Holders and their advisors a reasonable number of preliminary, final, supplemental, and revised prospectuses required under the 1933 Act. The Company hereby agrees to cooperate with the counsel for the Holders in connection with the preparation and filing of any registration statement required by this Agreement, including any amendments and supplements thereto.


         5. Obligations of Holders.

                  (a) Each Holder of Registrable Shares proposed to be included in any registration statement contemplated by this Agreement shall furnish to the Company in writing such information as the Company may reasonably require from such Holder, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Shares.

                  (b) The failure of any Holder of Registrable Shares proposed to be included in any registration statement contemplated by this Agreement to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining Holders who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the managing underwriter, such failure impairs or may impair they viability of the offering or the legality of the registration statement or the underlying offering.

                  (c) The Holders of Registrable Shares included in any registration statement contemplated by this Agreement shall not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal

REGISTRATION RIGHTS AGREEMENT
PAGE 5
to the period such suspension is in effect, and the Company shall use its best efforts to lift such suspension.

                  (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by Section 2 hereof (and any extensions thereof required by Section 5(c)), the Holders of Registrable Shares included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

                  (e) Each of the Holders, if the managing underwriters so request in connection with any underwritten registration of the Company's securities, shall not, without prior written consent of such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to SEC Rule 144, during the seven (7) days prior to, and during the ninety (90) day period commencing on the effective date of such underwritten registration, except in connection with such underwritten registration. The Holders agree to execute and deliver such customary and standard lock-up agreement as requested by the managing underwriters to effectuate the foregoing restrictions, so long as the Company is not in default under its obligations under this Agreement.

                  (f) No Holder may participate in any underwritten registration pursuant to this Agreement unless such Holder (i) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the persons entitled under the provisions of this Agreement to approve such arrangements, and (ii) completes, executes, and delivers all questionnaires, powers of attorney, indemnities, custody agreements, certificates, underwriting agreements, and other documents reasonably required by the terms of such underwriting arrangements. Any Holder to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Shares from such registration prior to its effective date in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement, but only if such Holder is permitted to do so by the managing underwriters or pursuant to any agreement therewith.

                  (g) Each Holder acknowledges and agrees that to the extent such Holder is the beneficial owner of five percent (5%) or more of the Common Stock of the Company, or is a member of a "group" (as that term is defined in the Securities Exchange Act of 1934) that beneficially owns five percent (5%) or more of the Common Stock of the Company, the underwriter or underwriters selected by the Company to facilitate the public distribution of the Company's securities in a registered public offering may require as a condition to such underwriter's obligation to the Company that such Holder or group deliver to such underwriter an executed agreement or other undertaking pursuant to which such Holder or group agrees, without the prior written consent of such underwriter, not to offer, sell, transfer or otherwise dispose of any shares of the Company's Common Stock in the public market for a designated period following the closing of such registered offering, and that in such event, each Holder hereby agrees to execute such agreement or undertaking as may be reasonably requested by the underwriter(s), but only to the extent all other beneficial owners of five percent (5%) or more of the then outstanding Common Stock also execute such agreement.




REGISTRATION RIGHTS AGREEMENT
PAGE 6

         6. Indemnification.

                  (a) The Company shall indemnify the Holders, each of the Holders' officers and directors, and each person controlling the Holders, and each underwriter, if any, with respect to such registration effected pursuant to
Section 2 or 3 hereof, against all claims, losses, damages and liabilities (or action in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holders, each of the Holders' officers and directors, and each person controlling the Holders, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon information furnished to the Company by the Holders or their respective agents in writing for inclusion in the applicable registration statement.

                  (b) The Holders of Registrable Shares included in any registration statement contemplated by this Agreement shall jointly and severally indemnify the Company, each of its directors and officers, and each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company within the meaning of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reasonable reliance upon information furnished to the Company by the Holders in writing for inclusion in the registration statement (provided that the Holders have been provided with the opportunity to review any such registration statement prior to its effectiveness, and the Company has responded to any comments of the Holders with respect to matters pertaining to such Holders in the registration statement and such Holders have expressed their satisfaction with such response(s)), or any violation by the Holders of any rule or regulation promulgated under the 1933 Act applicable to the Holders and relating to any action or inaction required of the Holders in connection with any such registration, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim loss damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is

REGISTRATION RIGHTS AGREEMENT
PAGE 7
required to be made by the Company by the 1933 Act. Notwithstanding any other terms of this Section 6(b) to the contrary, to the extent any other stockholder to whom the Company has previously granted registration rights is a participant (the "Participant") in a registration in which any Holder hereunder is a participant, the indemnification obligation of such Holder to the Company hereunder shall be construed so that it is no more or less favorable to such Holder than if such Holder had been obligated under the indemnification obligation applicable to the Participant under the Participant's registration rights agreement with the Company.

                  (c) If the indemnification provided for in Section 6(a) or 6(b) is unavailable to or insufficient to hold harmless an indemnified party under such Sections in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportions as is appropriate to reflect the relative fault of the Company and each Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder and the parties' relative intent, knowledge, access to information and the opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d) The obligations of the Company and the Holders under this
Section 6 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement.

         7. Tax Consequences. The Company does not warrant or represent, and shall not be liable for, the tax consequences to the Holders for the exercise of the Holders' rights under this Agreement (including, without limitation, the potential tax consequences of the exercise of any of the Holders' rights hereunder or the treatment of the transactions under the Acquisition Agreement as a tax-free reorganization under Section 368 of the U.S. Internal Revenue
Code).

         8. Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented and any waiver or consent to or any departure from any of the provisions of this Agreement may not be given and shall not become effective, unless and until (in each case) the Company shall have agreed in writing thereto and shall have received the prior written consent of (i) a Demand Percentage of the Holders to any such amendment, modification, supplement,

REGISTRATION RIGHTS AGREEMENT
PAGE 8
wavier, or consent and (ii) with respect to any such amendment, modification, supplement, waiver, or consent which would be detrimental to a Holder, such Holder.

                  (b) Notices. All notices, requests, approvals, consents, demands and other communication provided for or permitted hereunder shall be in writing, signed by an authorized representative of the sender and addressed to the respective party at the address set forth below:

                  UCI:                UCI Medical Affiliates, Inc.
                                      1901 Main Street, Suite 1200
                                      Columbia, SC  29201
                                      Attn.:  Jerry F. Wells

                  with copy to:       Julian Hennig III, Esquire
                                      Nexsen Pruet Jacobs & Pollard, LLP
                                      P.O. Drawer 2426
                                      Columbia, SC 29202

                  MainStreet:         MainStreet Healthcare Corporation
                                      2370 Main Street
                                      Tucker, Georgia 30084
                                      Attn:  A. Wayne Johnson

                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Corker:             Frank Corker, M.D.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Dare:               Michael J. Dare
                                      2370 Main Street
                                      Tucker, Georgia 30084


REGISTRATION RIGHTS AGREEMENT
PAGE 9
                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Ellis:              David Ellis, D.O.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Erdman:             Pamela K. Erdman, M.D.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Holloway:           Harold Holloway, M.D.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Huang:              Laykoon Huang, M.D.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338




REGISTRATION RIGHTS AGREEMENT
PAGE 10

                  Johnson:            A. Wayne Johnson
                                      2370 Main Street
                                      Tucker, Georgia 30084

                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  Oliver:             Izhak Oliver, M.D.
                                      __________________
                                      __________________


                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

                  PENMAN:             PENMAN Private Equity and Mezzanine
                                          Fund, L.P.
                                      333 West Wacker Drive
                                      Suite 510
                                      Chicago, IL 60606
                                      Attn:  Kelvin J. Pennington

                  with copy to:       Mark D. Schindel
                                      333 West Wacker Drive
                                      Suite 510
                                      Chicago, IL 60606

                  with additional
                   copy to:           Mark Kindelin, Esquire


                  Petit:              Richard Petit, P.A.
                                      __________________
                                      __________________



                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

REGISTRATION RIGHTS AGREEMENT
PAGE 11

                  Riddett:            Robert G. Riddett, Jr.
                                      2370 Main Street
                                      Tucker, Georgia 30084

                  with copy to:       Sheldon E. Friedman, Esquire
                                      S. Friedman & Associates, P.C.
                                      1050 Crown Pointe Parkway
                                      Suite 1550
                                      Atlanta, GA 30338

         A party hereto may change its respective address by notice in writing given to the other parties to this Agreement. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following; (i) when delivered to the party to whom such notice, request, approval, consent, demand or the communication is being given, or (ii) three (3) business days after being duly deposited in the United States mail, certified, return receipt requested.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding of the successors and assigns of each of the parties, including without limitation, subsequent Holders of the Registrable Shares, who must agree to be bound by all the terms and conditions of this Agreement by executing a joinder hereto.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction, or effect.

                  (f) Governing Law. The validity, performance, construction, and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of South Carolina, without giving effect to principles of conflicts of law. Jurisdiction and venue (subject to proper service of process) shall be exclusively in the state and federal courts for the County of Richland in the State of South Carolina.

                  (g) Severability. In the event that any one or more of the provisions contained herein, or the applicable thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company affecting the Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject

REGISTRATION RIGHTS AGREEMENT
PAGE 12
matter, and supplements, but does not limit or abrogate, any similar provisions of the Acquisition Agreement.

                  (i) Majority of Holders. After the exercise by the Holders of a Demand Right hereunder, all decisions and actions of the Holders shall require the approval of Holders owning greater than fifty (50) percent of the number of Registrable Shares.

         IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement to be legally binding and effective as of the date first above written.

COMPANY:

UCI MEDICAL AFFILIATES, INC.                  __________________________________
                                              David Ellis, D.O.
By:___________________________________
Name:_________________________________
Title:________________________________        __________________________________
                                              Pamela K. Erdman, M.D.
HOLDERS:

MAINSTREET HEALTHCARE                         __________________________________
 CORPORATION                                  Harold Holloway, M.D.

By:___________________________________
Name:_________________________________        __________________________________
Title:________________________________        Laykoon Huang, M.D.

PENMAN PRIVATE EQUITY AND
  MEZZANINE FUND, L.P.                        __________________________________
By: Penman Asset Management, L.P.             A. Wayne Johnson
Its: General Partner

      By:_____________________________        __________________________________
             Kelvin Pennington                Izhak Oliver, M.D.
      Its: General Partner

                                              __________________________________
_________________________________             Robert G. Riddett, Jr.
Richard Petit, P.A.

                                              PRACTICE ACQUISITION CONSULTANTS,
_________________________________             INC.
Frank Corker, M.D.

                                              By: ______________________________
_________________________________               Its:____________________________
Michael J. Dare


REGISTRATION RIGHTS AGREEMENT
PAGE 13

                                  Exhibit 8.4.3

                    Form of Transferees' Officers Certificate

                                 [See Attached]

                       TRANSFEREE'S OFFICERS' CERTIFICATE
                                [Corporate Name]

TO:_______________________________

         We hereby certify in connection with the Acquisition Agreement and Plan of Reorganization (the "Agreement") dated , 1998, respecting the purchase of substantially all of the assets of MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; and Prompt Care Medical Center, Inc., a Georgia corporation, by UCI Medical Affiliates, Inc., a Delaware corporation; UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; Doctor's Care of Georgia, P.C., a Georgia professional corporation; and Doctor's Care of Tennessee, P.C., a Tennessee professional corporation, that we are officers of _______________________________________________________ (the "Company") and,
that as such, have access to the corporate records and familiarity with the matters therein contained and herein certified, that we are authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:


         1. Incumbency of Officers. The following named persons are on the date hereof, and at all times since prior to the date of the Agreement, have been duly elected, qualified, and acting officers of the Company holding the office or offices set forth opposite his or her name, and that the signature set forth opposite each such officer's name is his or her true and legal signature:

Name                         Office                    Signature
----                         ------                    ---------


---------------------        -----------------         ---------------------


---------------------        -----------------         ---------------------


---------------------        -----------------         ---------------------


---------------------        -----------------         ---------------------


---------------------        -----------------         ---------------------



         2. Incumbency of Directors. The following named persons are on the date hereof, and were as of the date referenced in paragraph 5 below, the duly elected, qualified, and acting directors of the Company, and constitute all the directors of the Company at the date hereof and constituted all the directors at the date referenced in paragraph 5 below:_______________________________________
________________________________________________________________________________
__________.

         3. Articles of Incorporation. Attached as Exhibit A hereto is a true, correct, and complete copy of the Articles of Incorporation of the Company as filed with the Secretary of State of the Company's state of organization, which Articles of Incorporation have not been amended, modified, or rescinded except as may be reflected in Exhibit A, and remain in full force and effect as of the date hereof.

         4. Bylaws. Attached as Exhibit B hereto is a true, correct, and complete copy of the Bylaws of the Company, which Bylaws have not been amended, modified, or rescinded except as may be reflected in Exhibit B and remain in full force and effect as of the date hereof.

         5. Approving Resolutions. Attached as Exhibit C hereto is a true, correct, and complete copy of the resolutions (with any preamble thereto) authorizing the Company's entering into and performing its obligations under the Agreement, which resolutions were duly adopted on ____________________________, 199_, by the Board of Directors of the Company, and which resolutions are in full force and effect on and as of the date hereof, not having been amended, altered, repealed, or rescinded.

         6. Bringdown of Representations and Warranties. Each representation and warranty made by or respecting the Company in the Agreement is true and accurate in all material respects as of the date of this certificate with the same effect as if made on and as of the date of this certificate by the Company, except as otherwise contemplated by the Agreement.

         7. Compliance with Agreement. The Company has performed and complied in all material respects with each and every covenant, agreement, and condition required to be performed or complied with by the Company under the Agreement on or prior to the date hereof.

         IN WITNESS WHEREOF, we have executed this certificate on behalf of the Company in the capacities set forth below our signatures as of the ____ day of , 1998.



                       Sign:_____________________________

                       Print Name:_______________________
                       Title:  President



                       Sign:_____________________________

                       Print Name:_______________________
                       Title:  Secretary

                                  Exhibit 8.4.4

                  Form of Legal Opinion of Transferees' Counsel

                                 [See Attached]

               [Letterhead of Nexsen Pruet Jacobs & Pollard, LLP]
                                [Date of Closing]



MainStreet HealthCare Corporation
2370 Main Street
Tucker, Georgia 30084

         RE: Transfer of Assets of MainStreet HealthCare Corporation (the "Seller") to UCI Medical Affiliates of Georgia, Inc. (the "Buyer")

Ladies and Gentlemen:

         We have acted as special counsel to Buyer; UCI Medical Affiliates, Inc. ("UCI"); Doctor's Care of Georgia, P.C. ("DC of GA"); and Doctor's Care of Tennessee, P.C. ("DC of TN") in connection with the Acquisition Agreement And Plan of Reorganization executed on February 9, 1998 (the "Agreement") by and among the Buyer; Seller; UCI; MainStreet HealthCare Medical Group, P.C., a Georgia corporation; MainStreet HealthCare Medical Group, PC, a Tennessee corporation; Prompt Care Medical Center, Inc., a Tennessee corporation; A. Wayne Johnson; Robert G. Riddett, Jr.; Michael J. Dare; and Penman Private Equity And Mezzanine Fund, L.P. This opinion is furnished pursuant to the Closing requirements of Section 8.4.4 of the Agreement. All capitalized terms used in this opinion letter that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                  EXAMINATIONS

         In our capacity as counsel to Buyer, UCI, DC of GA, and DC of TN, and for purposes of this opinion, we have examined the following documents:

                  (i) Certain corporate records of Buyer, UCI, DC of GA, and DC of TN, including their respective articles of incorporation (or charter), bylaws, and selected minutes;

                  (ii) The Agreement and all documents, instruments, statements, and certificates required to be delivered by Buyer, UCI, DC of GA, or DC of TN at Closing thereunder (collectively the "Ancillary Documents");

                  (iii) Such other documents, records, and matters of law as we have deemed necessary and appropriate to render the opinion set forth in this letter, subject to the limitations, assumptions, and qualifications noted below.

         As to questions of fact material to our opinions expressed herein, we have, when relevant facts were not independently established, relied upon certificates of, and information received from, officers of Buyer, UCI, DC of GA, and DC of TN and upon the

MainStreet HealthCare Corporation
[Date of Closing]
Page 2


representations and warranties of Buyer and UCI contained in the Agreement. In this regard, the certificates of officers of Buyer, UCI, DC of GA, and DC of TN upon which we are relying are the certificates to be delivered at Closing as required by the Agreement and certain officer's certificates which has been delivered in advance of this opinion letter. We have also relied upon certificates and other documents from, and conversations with, public officials. We have not independently investigated or verified the facts represented in such certificates, information, representations, or warranties and do not opine as to the accuracy of any such fact.

                                    OPINIONS

         Based upon our review of the foregoing and subject to the limitations, assumptions, and qualifications as set forth herein, it is our opinion that, as of the date of this letter:

         1. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and the Ancillary Documents.

         2. UCI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Agreement and the Ancillary Documents.

         3. DC of GA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Ancillary Documents.

         4. DC of TN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, with the requisite corporate power and authority to own or lease its properties and assets, to conduct its business to the extent now being conducted, and to enter into and perform its obligations under the Ancillary Documents.

         5. Neither the execution and delivery of the Agreement and the Ancillary Documents, nor the consummation of the transactions contemplated thereby, constitute or, with the giving of notice or passage of time or both, would constitute a violation of or a default under or conflict with any term or provision of Buyer, UCI, DC of GA or DC of TN's respective Articles of Incorporation or Bylaws or, to the best of our knowledge, any of the

MainStreet HealthCare Corporation
[Date of Closing]
Page 3


material terms, conditions or provisions of any material agreement or instrument known to us to which Buyer, UCI, DC of GA, or DC of TN is a party, or by which Buyer, UCI, DC of GA, or DC of TN is or may be bound, or constitute a violation of any statute, law or ordinance or any rule, regulation, order of any governmental authority or any judicial decree, or to the best of our knowledge, require Buyer, UCI, DC of GA, or DC of TN to obtain the consent or approval of any governmental authority (except for consents, approvals, or re- issuances described in or required by the Agreement), lending institution, or other third party except for such consents as have been obtained by Buyer, UCI, DC of GA, or DC of TN and delivered to you in advance of this opinion letter.

         6. All actions and proceedings necessary to be taken by or on the behalf of Buyer, UCI, DC of GA, and DC of TN in connection with the Agreement and the Ancillary Documents to which it is a party and necessary to make the same effective have been duly and validly taken. The Agreement and the Ancillary Documents to which it is a party have been duly and validly executed and delivered by Buyer, UCI, DC of GA, and DC of TN and constitute legal, valid, and binding obligations of Buyer, UCI, DC of GA, and DC of TN enforceable in accordance with their respective terms.

         7. To the best of our knowledge, there are no actions, suits, claims, or proceedings pending or threatened against Buyer, UCI, DC of GA, or DC of TN before any federal, state, county, municipal or other court, arbitrator, or other tribunal nor are there any judgments, decrees, awards, regulations or orders of any such court, arbitrator, or other tribunal outstanding against Buyer, UCI, DC of GA, or DC of TN which if adversely determined would prohibit or materially call into question the consummation of the transactions contemplated by the Agreement or the Ancillary Documents.

         8. The issuance, sale and delivery of the Shares in accordance with the Agreement have been duly authorized by all necessary corporate action on the part of UCI. The Shares when so issued, sold and delivered in accordance with the provisions of the Agreement will be duly and validly issued, fully paid and nonassessable.

                                   ASSUMPTIONS

         In rendering these opinions we have assumed without investigation or independent verification the following:

         (a) The authenticity of any document or other instrument submitted to us as an original, the conformity to the originals of any document or other instrument submitted to us as a copy, the legal capacity of natural persons and the genuineness of all signatures on such originals or copies (other than signatures of Buyer, UCI, DC of GA, and DC of TN).

MainStreet HealthCare Corporation
[Date of Closing]
Page 4


         (b) All documents executed by a party other than Buyer, UCI, DC of GA, and DC of TN were duly and validly executed and delivered by such party in the proper exercise of their corporate, governmental, or individual powers, as the case may be, and are legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms or are otherwise effective at the date hereof.

         (c) The absence of fraud, duress, or breach of fiduciary duty in the inducement or effectuation of the subject transactions (in this connection we affirm that we have no knowledge of the existence of any such fraud, duress, or breach of fiduciary duty).

                                 QUALIFICATIONS

         These opinions are limited by and subject to the following qualifications:

         (a) These opinions are strictly limited in scope and application to the laws of the United Sates of America and the laws of the State of South Carolina. No opinion is expressed: as to the laws of any other jurisdiction; regarding the extent to which or manner in which such other laws are applicable to matters herein addressed; whether opinions herein stated are, in whole or in part, superseded or invalidated by the application of such other laws; or as to the application of choice of law provisions in any documents or of any jurisdiction.

         (b) The opinions expressed herein are subject to and may be affected or limited by, and we do not purport to express any opinion herein concerning, federal or state securities law and federal or state antitrust or related laws.

         (c) Opinions expressed "to the best of our knowledge" are based upon inquiry of UCI, Buyer, DC of GA, and DC of TN, or officers of the relevant entity or entities as to the subject matter thereof, but without independent investigation or verification of any kind. While no independent investigations or verifications have been conducted by us, we have no knowledge of facts in material conflict with such opinions.

         (d) The opinions expressed herein are based upon applicable laws, statutes, ordinances, rules and regulations as exist on this date, and we express no opinion as to the effect which any future amendments, changes, additions, or modifications thereof may have on the future performance or validity of the Agreement or the Ancillary Documents, or on the consummation of the transactions contemplated by the Agreement and the Ancillary Documents. We assume no obligation to update or supplement our opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

MainStreet HealthCare Corporation
[Date of Closing]
Page 5


         (e) The enforceability of the Agreement and the Ancillary Documents, and the availability of certain rights and remedies provided therein, are subject to, and may be affected or limited by the following: (i) the provisions of applicable liquidation, conservatorship, insolvency, bankruptcy, reorganization, moratorium, rearrangement and other similar laws, including court decisions interpreting such laws; (ii) all other applicable federal or state laws, constitutional requirements, statutes, ordinances, judicial decisions, rules and regulations affecting creditors' rights generally, including, without limitation, fraudulent conveyances, violable preferences, non-judicial foreclosures and self-help remedies; (iii) general principles of equity (regardless of whether such enforceability is considered in equity of at law); (iv) the power of courts to deny enforcement of remedies generally based upon public policy; (v) by the requirement that a party act with reasonableness and in good faith to the extent required by the applicable law; and (vi) such other matters of law which do not materially interfere with the practical realization of the benefits intended to be conferred under the Agreement and the Ancillary Documents.

         (f) We express no opinion as to the enforceability of any provisions in the Agreement or the Ancillary Documents: (i) purporting to waive or affect any rights to notices which may not be waived under applicable law; (ii) relating to delay or omission of enforcement of remedies; (iii) with respect to severability, exculpation, and set off rights; or (iv) respecting indemnification rights which may be limited under applicable securities or other law.

         (g) We express no opinion as to the title of any party to its properties or the priority or absence of any liens or encumbrances thereon or claims thereto.

         (h) These opinions are provided to you as legal opinions only, and not as guaranties or warranties of the matters discussed herein or of any transaction or obligation.

         We are furnishing this opinion letter for the sole and exclusive benefit of the addressee and its counsel, and this opinion letter is not to be relied upon or used by, or circulated, quoted or otherwise distributed to, any other person without the prior written consent of the undersigned.

                                   Exhibit 9.1

1. MainStreet is not authorized to do business in Tennessee as of this date; however, it shall qualify before Closing.

                                   Exhibit 9.5

1.       See Exhibit 9.26.

                                   Exhibit 9.6

                         Security holders of MainStreet

                                 [See Attached]

                                   EXHIBIT 9.6

Class A Non-Voting Common Stock:                        Number of Shares              Date of Issuance
-------------------------------                         ----------------              ----------------
1.         Frank T. Corker                                    3,000                       12/04/96
2.         Laykoon Huang                                    160,000                       12/04/96
3.         Dennis R. Thomas*                                 20,000                       12/04/96
4.         Izhak Oliver                                      50,000                       12/20/96
5.         David Ellis                                       15,000                       01/15/97
6.         Richard G. Pettit                                 15,000                       01/15/97
7.         Practice Acquisition Consultants, Inc.             5,000                       05/21/97
8.         L. Lanier Allen*                                   8,000                       04/24/97
*Includes Allen & Thomas whose shares are going to be redeemed prior to the Closing.


Class B Common Stock:
1.         A. Wayne Johnson                              1,351,250                        12/12/96
2.         Robert G. Riddett, Jr.                          646,250                        12/12/96
3.         Michael J. Dare                                 352,500                        12/12/96
4.         PENMAN Private Equity and                     3,525,000                        12/  /96
           Mezzanine Fund, L.P.
5.         PENMAN Private Equity and                        423,458                        7/11/97
           Mezzanine Fund, L.P.
6.         A. Wayne Johnson                                 161,994                        7/11/97

5% Cumulative Redeemable Preferred:
1.         A. Wayne Johnson                                     927                       12/12/96
2.         PENMAN Private Equity and                          2,440                      12/   /96
           Mezzanine Fund, L.P.
3.         PENMAN Private Equity and                            750                        4/07/97
           Mezzanine Fund, L.P.
4.         PENMAN Private Equity and                            130                        6/05/97
           Mezzanine Fund, L.P.
5.         PENMAN Private Equity and                             20                        6/05/97
           Mezzanine Fund, L.P.
6.         PENMAN Private Equity and                            100                        5/22/97
           Mezzanine Fund, L.P.







                                                Exhibit 9.6 (Continued)
10% Cumulative Redeemable Preferred:

PP-1       PENMAN Private Equity and                            298                        7/11/97
           Mezzanine Fund, L.P.
PP-2       A. Wayne Johnson                                     114                        7/11/97


                                   Exhibit 9.9

1. Universal Diagnostics, Inc. Was formed on January 27, 1997. A stock certificate for 900 shares to MainStreet Healthcare Corporation was prepared, but has not been signed

                                  Exhibit 9.10

                              Financial Statements

                                 [See Attached]

KPMG


                        MAINSTREET HEALTHCARE CORPORATION

                        Consolidated Financial Statements

                                 March 31, 1997


                    With Independent Auditors' Report Thereon

KPMG Peat Marwick LLP
303 Peachtree Street, N.E.
Suite 2000
Atlanta, GA 30308

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
MainStreet Healthcare Corporation:


We have audited the accompanying consolidated balance sheet of MainStreet Healthcare Corporation as of March 31, 1997, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MainStreet Healthcare Corporation at March 31, 1997, and the results of its operations and its cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that MainStreet Healthcare Corporation will continue as a going concern. As discussed in note 1(b) to the consolidated financial statements, MainStreet Healthcare Corporation has suffered recurring losses and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1(b). The accompanying consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

November 14, 1997, except
    as to note 12(b), which is
    as of February 3, 1998                  /s/ KPMG Peat Marwick LLP

                        MAINSTREET HEALTHCARE CORPORATION

                           Consolidated Balance Sheet
                                 March 31, 1997

                                     Assets

Current assets:
    Cash                                                                         $        1,950
    Accounts receivable, less allowances for contractual adjustments
      and uncollectible accounts of $1,258,571                                        1,110,019
    Redeemable preferred stock subscriptions receivable (notes 4 and 11)                750,000
    Other receivables                                                                   110,658
    Prepaid and other                                                                    44,010
                                                                                    -----------
           Total current assets                                                       2,016,637

Property and equipment, net (notes 3 and 6)                                           1,422,594
Intangible assets, net (notes 3 and 5)                                                1,968,252
Other assets                                                                            388,393
                                                                                     ----------

           Total assets                                                          $    5,795,876
                                                                                      =========

                      Liabilities and Stockholders' Deficit

Current liabilities:
    Accounts payable                                                             $      695,411
    Other accrued expenses and liabilities                                              615,237
    Current portion of notes payable (notes 3 and 7)                                    357,053
    Current portion of capital lease obligation (note 7)                                  3,401
    Shareholder loan (note 8)                                                            18,252
                                                                                         ------
           Total current liabilities                                                  1,689,354
                                                                                     ----------

Long-term liabilities:
    Notes payable, less current portion (notes 3 and 7)                                 751,261
    Capital lease obligation, less current portion (note 7)                              14,183
                                                                                    -----------
           Total long-term liabilities                                                  765,444
                                                                                    -----------
           Total liabilities                                                          2,454,798

Redeemable preferred stock, $.01 par value; 13,250 shares authorized,
    no shares issued and outstanding                                                          -
5% cumulative redeemable preferred stock, $1,000 redemption value;
    6,000 shares authorized, 3,367 shares issued and outstanding, 750
    shares subscribed (notes 4, 11, and 12)                                           4,117,000
Class A nonvoting convertible common stock, $.01 par value;
    5,000,000 shares authorized, 268,000 shares issued and outstanding                  696,015

Stockholders' deficit (note 4):
    Class B common stock, $.01 par value; 20,000,000 shares authorized,
      5,875,000 shares issued and outstanding                                            58,750
    Additional paid-in capital                                                           81,550
    Accumulated deficit                                                              (1,612,237)
                                                                                      ---------
           Total stockholders' deficit                                               (1,471,937)
                                                                                     ----------
           Total liabilities and stockholders' deficit                           $    5,795,876
                                                                                      =========

See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                      Consolidated Statement of Operations

    For the period February 6, 1996 (date of incorporation) to March 31, 1997


Net patient service revenue                             $     3,665,982
                                                              ---------

Operating expenses:
    Cost of affiliated physician services                     1,733,826
    Clinic salaries, wages, and benefits                      1,131,729
    Clinic rent and lease expense (notes 7 and 8)               306,571
    Clinic supplies                                             287,431
    Other clinic costs                                          428,987
    General corporate expenses (note 8)                         571,499
    Depreciation and amortization (notes 5 and 6)               217,029
    Clinic start-up expenses                                    307,419
                                                            -----------
           Total expenses                                     4,984,491
                                                            -----------
           Operating loss                                    (1,318,509)

Interest expense, net (note 7)                                  161,774
Loss on clinic disposals (note 12(a))                             88,990
                                                           -------------
           Loss before income taxes                          (1,569,273)

Income taxes (note 9)                                                 -
                                                                      -
           Net loss                                     $    (1,569,273)
                                                              =========


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                 Consolidated Statement of Stockholders' Deficit

    For the period February 6, 1996 (date of incorporation) to March 31, 1997



                                              Class B             Additional                              Total
                                           Common Stock            Paid-in        Accumulated        Stockholder's
                                   Shares             Amount       Capital          Deficit             Deficit
                                   ------             ------       -------          -------             -------
Balance at February 6, 1996              -        $          -           -                  -                  -
Issuance of common stock         5,875,000              58,750      38,586                                97,336
Accretion of difference
   Between fair value and
   garanteed value of stock
   issued in connection with
   acquisition (note 3)                  -                   -      42,964           (42,964)                  -
Net loss                                 -                   -           -        (1,569,273)        (1,569,273)
                                 ----------------  ---------------------------    -------------        -----------
Balance at March 31, 1997        5,875,000         $    58,750      81,550        (1,612,237)        (1,471,937)
                                 =========          ==========     =======       ============        ===========

See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                      Consolidated Statement of Cash Flows

    For the period February 6, 1996 (date of incorporation) to March 31, 1997


Operating activities:
    Net loss                                                                          $(1,569,273)
    Adjustments to reconcile net loss to net cash provided
      (used) by operating activities:
        Depreciation and amortization                                                     217,029
        Changes in operating assets and liabilities,
          net of effects of acquisitions:
             Accounts receivable, net                                                    (517,720)
             Other receivables                                                           (110,658)
             Prepaid expenses and other assets                                            (64,010)
             Accounts payable                                                             580,688
             Other accrued expenses and liabilities                                       615,237
                                                                                     ------------
                Net cash used by operating activities                                    (848,707)
                                                                                     ------------

Investing activities:
    Acquisitions of businesses, net of cash acquired (note 3)                          (1,226,480)
    Purchases of property and equipment                                                  (631,279)
                                                                                     ------------
                Net cash used by investment activities                                 (1,857,759)
                                                                                     ------------

Financing activities:
    Net proceeds from issuance of preferred stock                                       2,071,607
    Proceeds from shareholder loans                                                     1,370,300
    Proceeds from issuance of common stock                                                 65,810
    Net borrowings under capital lease obligations                                         17,584
    Repayment of notes payable                                                          (423,363)
    Repayment of shareholder loans                                                      (393,522)
                                                                                      -----------
                Net cash provided by financing activities                               2,708,416
                                                                                      -----------

                Net increase in cash                                                        1,950

Cash at beginning of period                                                                     -

Cash at end of period                                                            $          1,950
                                                                                    =============

Supplemental disclosure of cash flow information cash paid during the period for:
      Interest                                                                   $         55,476
      Income taxes                                                                              -


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements
                                 March 31, 1997

(1)      Organization and Basis of Presentation

           (a)    Description of Business

                  MainStreet Healthcare Corporation ("the Company") was incorporated on February 6, 1996. The Company was organized to purchase general practitioner outpatient clinics in Georgia and Tennessee. After purchasing a clinic, the Company focuses on centralizing fixed costs and reducing the overall overhead of each outpatient clinic in order to maximize income and cash flow. During the period from February 6, 1996 to March 31, 1997, MainStreet acquired 12 primary care clinics.

           (b)    Basis of Presentation

                  The consolidated financial statements have been prepared on the accrual basis of accounting and include the accounts of the Company and the affiliated professional corporations ("Professional Corporations"). Through the clinic services agreements between the Company and the Professional Corporations, the Company has assumed full responsibility for the operating expenses in return for the assignment of the revenue of the professional corporations.

                  The Company has perpetual, unilateral control over the assets and operations of the Professional Corporations, and notwithstanding the lack of technical majority ownership of the stock of such entities, consolidation of the various professional corporations is necessary to present fairly the financial position and results of operations of the Company because of control by means other than ownership of stock. Control by the Company is perpetual rather than temporary because of (i) the length of the original terms of the agreements, (ii) the successive extension periods provided by the agreements, (iii) the continuing investment of capital by the Company, (iv) the employment of the nonphysician personnel, and (v) the nature of the services provided to the Professional Corporations by the Company. All intercompany accounts and transactions have been eliminated in the consolidation.

                  The Company has experienced recurring losses since its inception, including approximately $1,900,000 (unaudited) from April 1, 1997 through December 31, 1997, and has a net working capital deficiency of approximately $1,200,000 (unaudited) as of December 31, 1997. Management has entered into a letter of intent to sell its operating clinics at an amount that in its opinion would generate sufficient value to satisfy all its outstanding debt obligations in either cash or stock (see note 12(b)). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       (2)        Summary of Significant Accounting Policies

           (a)    Property and Equipment

                  Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements

                  Equipment held under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the assets.

           (b)    Intangible Assets

                  (1)      Noncompete Agreements

                           In connection with certain clinic acquisitions, the Company entered into noncompete agreements with physicians. Such agreements are being amortized using the straight-line method over the terms of the agreements, generally three to five years.

                  (2)      Excess of Cost

                           Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line method over the expected periods to be benefited, generally fifteen years. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds. The assessment of recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved. In management's estimation, the remaining amount of goodwill has continuing value.

           (c)    Net Revenue

                  Patient revenue is recorded at established rates reduced by allowances for doubtful accounts and contractual adjustments. Contractual adjustments arise due to the terms of certain reimbursement and managed care contracts. Such adjustments represent the difference between charges at established rates and estimated recoverable amounts and are recognized in the period the services are rendered. Any differences between estimated contractual adjustments and actual final settlements under reimbursement contracts are reported as contractual adjustments in the year final settlements are made.

           (d)    Income Taxes

                  The Company accounts for income taxes using the asset and liability method of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("SFAS No. 109"). Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


                  Prior to the merger of MainStreet Georgia with and into MainStreet Delaware, as discussed in note 4, the Company was taxed as an S Corporation under the Internal Revenue Code. As a result, the Company has been taxed in a manner similar to a partnership for the period prior to December 9, 1997, and has not provided any federal or state income taxes as the results of operations were passed through to, and the related income taxes became the individual responsibility of the Company's shareholders.

      (e)         Impairment of Long-Lived Assets

                  Financial Accounting Standards No. 121 ("SFAS No. 121"), ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, requires the Company to review for the impairment of long-lived assets and certain identifiable intangibles to be held and used by the Company whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

                  The statement also addresses the accounting for long-lived assets that are expected to be disposed. SFAS No. 121 is applicable for most long-lived assets, identifiable intangibles, and goodwill related to those assets. Management has determined that long-lived assets are fairly stated in the accompanying consolidated balance sheet and that no indicators of impairment are present.

      (f)         Redeemable Preferred Stock Offering Costs

                  Costs associated with the issuance of mandatory redeemable preferred stock have been capitalized and are being amortized using a straight-line method over five years and are included in other assets in the accompanying consolidated balance sheet (see note 5).

      (g)         Use of Estimates

                  Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

     (3) Acquisitions

         The Company acquired, through its wholly owned subsidiaries, certain operating assets of 12 primary care physician clinics.

         Simultaneous with each acquisition, the Company enters into long-term clinic services agreements. Under these agreements, the Company manages all aspects of the affiliated practice other than the provision of medical services, which is controlled by the physician groups. For providing services under the clinic services agreements, the physicians receive compensation based on individually negotiated contracts. Generally, the clinic service agreements cannot be terminated by the physician group or the Company without cause, which includes material default or bankruptcy of either party.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


         The acquisitions have been accounted for by the purchase method of accounting and, accordingly, the purchase price has been allocated to the net assets acquired and the liabilities assumed based upon the fair values at the dates of acquisition. In connection with the acquisitions, the Company issued 268,000 shares of common stock in MainStreet Healthcare Corporation. The Company guaranteed the fair market value of the stock to be $5 per share at various dates in the future and recorded the stock by discounting the guarantee price using a risk-based interest rate of 15%. The difference between the fair value and guaranteed value of stock issued in connection with the issuance of stock of $643,395 is being accreted over the period from the date of issuance to the various settlement dates through periodic charges to accumulated deficit. The Company also issued $1,531,677 in notes payable. The excess of the purchase price over the fair values of the net assets acquired was $1,813,179 and has been recorded as goodwill and is being amortized using a straight-line method over 15 years. The composition of acquisition of businesses, net of cash acquired, is set forth below:

          Working capital, other than cash                      $    477,577
          Property and equipment                                     862,916
          Noncompete agreements                                      300,500
          Excess of costs over fair value of assets acquired       1,813,179
          Less:
             Value of stock issued                                  (696,015)
             Value of notes payable issued                        (1,531,677)
                                                                  ----------
          Cash purchase price, net of cash acquired             $  1,226,480
                                                                   =========

       The operating results of the acquired clinics have been included in the consolidated statement of operations from the respective dates of acquisition.

       (4) Reorganization

       MainStreet Healthcare Corporation (MainStreet Georgia) was organized on February 6, 1996 as a Georgia Corporation and was authorized 10,000,000 shares of no par common stock of which 5,375,000 shares were issued.

       On December 4, 1996, MainStreet Healthcare Corporation (MainStreet Delaware) was incorporated and was authorized 10,000,000 shares of no par common stock. Effective December 9, 1996, the shareholders of MainStreet Georgia exchanged their shares for equal shares in MainStreet Delaware pursuant to a merger of MainStreet Georgia with and into MainStreet Delaware.

       On December 11, 1996, MainStreet Delaware amended and restated the Certificate of Incorporation in order to give MainStreet Delaware the authority to issue preferred stock and common stock as follows:

                 (a) 20,000 shares of Preferred Stock, par value $.01 per share. MainStreet Delaware's Board of Directors has the authority to fix the terms of the Preferred Stock.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


                 (b) 5,000,000 shares of Class A Non-Voting Convertible Common Stock, par value $.01 per share. One share of Class A Non-Voting is convertible upon: (i) a Qualified Public Offering; (ii) a sale of MainStreet Delaware; or (iii) a sale of a majority of the Class B Common Stock, into one fully paid and non-assessable share of Class B Common Stock.

                 (c) 20,000,000 shares of Class B Common Stock, par value $.01 per share.

                           The Class A and Class B common stocks are identical, except with respect to voting rights, where the Class A shares have no voting rights. The Class A shares are nonvoting convertible into one share of Series B stock upon: (i) a Qualified Public Offering; (ii) a sale of the Company; or (iii) a sale of a majority of the shares of Class B stock.

       Effective December 12, 1996, MainStreet Delaware entered into a recapitalization agreement. The shareholders of MainStreet Georgia exchanged a total of 5,375,000 shares of no par common stock in MainStreet Georgia and $948,026 of debt owed by MainStreet Georgia to the shareholders for 2,350,000 shares of no par common stock and 927 shares of five percent cumulative mandatory redeemable preferred stock in MainStreet Delaware. In addition, Penman Private Equity and Mezzanine Fund, L.P., (Penman) purchased 3,525,000 shares of Class B Common Stock for $60,000 and 2,440 shares of five percent mandatory redeemable preferred stock in MainStreet Delaware for $2,071,607, net of offering expenses of $368,393. The preferred stock is mandatory redeemable on December 12, 2001.

       On March 21, 1997, Penman subscribed to 750 shares of the five percent mandatory redeemable preferred stock for $750,000. On April 8, 1997, the Company received $750,000 for the subscribed preferred stock.

       (5)        Intangible Assets

         Intangible assets consists of:

          Excess of cost over fair value of assets acquired     $     1,813,179
          Noncompete agreements                                         300,500
          Less accumulated amortization                                (145,427)
                                                                      ---------

                                                                $     1,968,252
                                                                      ==========
       (6)        Property and Equipment

         Property and equipment consists of:

          Land                                                  $       104,600
          Buildings and improvements                                    406,635
          Furniture and fixtures                                        181,621
          Clinic equipment                                              559,451
          Office equipment                                              193,843
          Leasehold improvements                                         48,046
                                                                    ------------
                                                                      1,494,196
          Accumulated depreciation and amortization                     (71,602)
                                                                        -------
                                                                   $  1,422,594
                                                                   ============

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


       (7) Long-Term Debt and Leases

           Long-term debt and capital leases consists of:

            Notes payable to physician groups with interest rates ranging from
               7% to 10.5%, with payments
               due at varying intervals through March 1, 2006                            $     1,108,314
           Capital leases                                                                         17,584
                                                                                        ----------------
                                                                                               1,125,898
           Less amounts due within one year                                                      360,454
                                                                                        ----------------
                                                                                        $        765,444
                                                                                        ================

          The following is a schedule of principal maturities of long-term debt, including capital leases, as of March 31, 1997.

                  1998                                                                  $        360,454
                  1999                                                                           360,717
                  2000                                                                           161,691
                  2001                                                                            37,929
                  2002                                                                            34,814
                  Thereafter                                                                     170,293
                                                                                       -----------------
                      Total                                                             $      1,125,898
                                                                                       =================

          CAPITAL LEASES: The Company is the lessee of equipment under a capital lease which expires during the next ten years. The related equipment is being amortized over ten years and the related amortization expense is included with depreciation expense in the consolidated statement of operations.

          The following is a schedule of future minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of March 31, 1997.


                  1998                                                  $6,045
                  1999                                                   6,045
                  2000                                                   6,045
                  2001                                                   5,892
                                                                       -------
                         Total minimum lease payments                   24,027

                  Less amounts representing interest                    (6,443)
                                                                        ------
                  Obligation under capital leases                       17,584
                  Less current portion of capital lease obligations     (3,401)
                                                                        ------
                         Long-term obligations under capital leases    $14,183
                                                                       =======

          Capitalized equipment leases included in equipment was $18,600 at March 31, 1997. The imputed interest rate was 16.45% at March 31, 1997.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


       OPERATING LEASES: Operating leases generally consist of short-term lease agreements for professional office space where the medical practices are located. These leases generally have five-year terms with renewal options. Lease expense of $250,000 for 1997 consists of corporate office space, corporate equipment and medical office space, and equipment for the operating practices.

       The following is a schedule of future minimum lease payments under noncancelable operating leases as of March 31, 1997.

                  1998                       $ 512,353
                  1999                         453,355
                  2000                         426,199
                  2001                         411,586
                  2002                         258,130
                  Thereafter                    76,757
                                           -----------
                                            $2,138,380
                                            ==========

       (8) Related Party Transactions

       The Chief Executive Officer and Chief Operating Officer of the Company made loans to finance the Company's operations in the amounts of $1,345,000 and $25,300, respectively, of which $20,000 and $500, respectively, of contributed capital was converted to debt under the Reorganization discussed in note 4. Of the $1,345,000, $927,000 was converted into preferred stock; $21,026 was converted into Class B common stock; $378,722 was repaid during the year; and the remainder of $18,252 is outstanding at March 31, 1997. Of the $25,300, $10,500 was converted into Class B common stock, and $14,800 was repaid during the year.

       During the period ended March 31, 1997, the Company made payments of $116,260 to related parties for rent expense in connection with the clinic facilities. Also, the Company made principal and interest payments of $14,220 on behalf of the Chief Executive and Operations Officers of the Company for the corporate office location.

       In the process of acquiring the physician clinic groups, the Company paid $47,650 to a consultant who became an officer of the Company.

       (9) Income Taxes

       Because of operating losses, the Company has not provided any income tax expense for the year ended March 31, 1997. The Company has operating loss carryforwards, which may be used to reduce future taxable income, of approximately $280,014 at March 31, 1997 which expire beginning in 2010.

       The income tax recognition of temporary differences originating before the Company became a C Corporation will reverse. Accordingly, an income tax liability of $101,500 was recorded as of the date the Company became a C Corporation.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


       Deferred income taxes determined in accordance with Statement 109 reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to the uncertainty of future realization, the Company's deferred tax assets are subject to a valuation allowance that results in the recognition of no deferred tax asset at March 31, 1997.

       The tax effects of significant items comprising the Company's deferred income taxes for March 31, 1997 are as follows:

                    Deferred tax assets:
                        Accrual to cash                     $ 207,000
                        Net operating loss carryforwards      106,400
                        Other                                  49,300
                                                               ------
                                                              362,700
                    Less valuation allowance                 (318,600)
                                                             --------
                        Net deferred tax assets                44,100

                    Deferred tax liabilities - depreciation   (44,100)
                                                              -------
                        Net deferred taxes                  $       -
                                                            =========

       The significant components of the deferred income tax expense (benefit) for the period ended March 31, 1997 are as follows:

          Deferred income tax benefit               $       420,100
          Change in tax status from S Corporation
             to C Corporation                              (101,500)
          Increase in valuation allowance                  (318,600)
                                                    ---------------
                    Deferred income tax expense     $             -
                                                    ===============

       (10) Contingencies

       In addition to the general liability and malpractice insurance carried by the individual physicians, the Company is insured with respect to general liability and medical malpractice risks on a claims-made basis. To the extent that any claims-made coverage is not renewed or replaced with equivalent insurance, claims based on occurrences during the term of the coverage, but reported subsequently, would be uninsured. Management anticipates that the claims-made coverage currently in place will be renewed or replaced with equivalent insurance as the term of such coverage expires.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


       (11) Redeemable Preferred Stock

            Five percent preferred stock is cumulative, mandatory redeemable nonvoting shares issued in connection with the reorganization described in note 4. The five percent dividend is payable when declared by the Company. During 1997, the Company declared a dividend of $47,046 based on the preferred stock issuance date of December 12, 1996. Upon sale of the Company or a Qualified Public Offering, the Company will redeem the preferred stock at the redemption price which is $1,000 per share plus the amount of accrued and unpaid dividends at such date. The preferred shares are mandatory redeemable on December 12, 2001. If the Company is unable or does not redeem the preferred shares, the dividend rate will increase to nine percent.

            The Company granted options to acquire up to 146,875 shares of Class B common stock to officers of the Company, which are vested and are exercisable at $5.50 per share.

       (12) Subsequent Events

            (a) Subsequent to March 31, 1997, the Company closed two physician clinics which were purchased during the period. The amount of the loss, including write-off of goodwill, accounts receivable, and property and equipment, was $88,990.

            (b) The Company has signed a letter of intent dated February 3, 1998 for the sale of substantially all of its assets to UCI Medical Affiliates Inc. ("UCI"). The consideration paid by UCI to the Company for the assets, as defined in the letter of intent, shall be $8,050,000 plus assumption of debt of $685,000.

                           MainStreet Healthcare, Inc.
                                  Balance Sheet


                        ASSETS                        12/31/97      12/31/96
       Cash
        Petty Cash                                      10,409            850
        Cash-Checking                                   73,931      1,995,684
                                                  -----------------------------
          Total Cash                                    84,340      1,996,534
       Accounts Receivable
        Accounts Receivable-Medical                  3,219,829      2,304,372
        Less: Doubtful Accounts                     (1,788,679)    (1,129,406)
        A/R Lockbox Account                              4,079              -
        Accounts Receivable-Other                       51,701         19,738
                                                  -----------------------------
           Total Accounts Receivable                 1,486,930      1,194,704
       Inventory
        Inventory-Medical Supplies                      25,250         14,500
        Supplies                                         5,060              -
                                                  -----------------------------
          Total Inventory-Medical Supplies              30,310         14,500
       Prepaid
        Prepaid Insurance                                  438           (871)
        Prepaid Interest                                     -         (7,828)
        Prepaid Other                                   29,149          4,054
        Deposits - Refundable                           41,789         33,154
                                                  -----------------------------
           Total Prepaid                                71,376         28,509
       Other Current Assets
        Other Receivables                               17,995          9,898
                                                  ------------------------------
           Total Other Assets                           17,995          9,898
              TOTAL CURRENT ASSETS                   1,690,951      3,244,145
       Fixed Assets
        Land                                           104,600        104,600
        Buildings                                      162,900        162,900
        Building Improvements                          263,594        216,551
        Furniture & Fixtures                           181,947        181,066
        Clinic Equipment                               752,413        629,031
        Signs                                           19,804          6,499
        Trucks                                               -          1,700
        Office Equipment                                 5,117          1,313
        Computers                                      102,925         48,291
        Software                                       106,915         95,951
        Leasehold Improvements                          50,143         38,383
                                                  -----------------------------
           Total Fixed Assets                        1,750,358      1,486,285
        Accumulated Depreciation                      (188,218)       (53,846)
                                                  -----------------------------
              NET FIXED ASSETS                       1,562,140      1,432,439

       Other Assets
        Organizational Expense                           5,229         44,363
        Deferred Acquisition Costs                     196,625          5,334
        Deferred A/R financing fees                     30,285              -
        Deferred Conversion Costs                       11,144        (56,914)
        Deferred Recruiting Costs                        6,100              -
        Goodwill                                     1,515,883      1,580,126
        Non Compete                                    192,916        245,833
        Investments                                          -              -
        Bond Discount                                        -              -
                                                     --------------------------
             TOTAL OTHER ASSETS                      1,958,182      1,818,742
                  TOTAL ASSETS                       5,211,273      6,495,326

                           MainStreet Healthcare, Inc.
                                  Balance Sheet


                   LIABILITIES                      12/31/97         12/31/96
       Current Liabilities
        Notes Payable-Acquisitions                   345,719          485,719
        Contracts Payable - Current                   26,333           26,333
        Lease Payable - Current                       69,152                -
        Accrued Interest - Notes/Lease Payable        29,023            8,154
        NCFE Financing Payable                       613,543                -
        NCFE Financing Reserves                    (111,487)                -
        Accounts Payable - Trade                   1,149,097          400,839
        Payroll Taxes Payable                        107,195           78,317
        Health Insurance                               5,749           13,815
        401(k) Plan - Employee                         1,040           (7,715)
        Accrued Wages                                373,433           57,606
        Accrued Interest - Redeem. Shares            194,695            5,535
        Other Accrued Payables                       166,207            5,564
                                                 ----------------------------
           Total Current Liabilities               2,969,699        1,074,167
       Long Term Liabilities
        LT Notes Payable - Acquisitions              312,272          430,171
        Contracts Payable - Long Term                277,505          302,403
        Lease Payable - Long Term                     91,075                -
        Shareholder Loans                             19,476           87,336
                                                 ----------------------------
           Total Long Term Liabilities               700,328          819,910
              Total Liabilities                    3,670,027        1,894,077
                         EQUITY
         Common Stock                                      -                -
         Class A Common Stock                          2,480            2,480
         Class B Common Stock                         58,450           58,450
         Redeemable Preferred Stock                4,283,814        4,283,814
         Excess Paid in Capital                      715,454          715,454
         Accumulated Deficit                         (42,965)               -
         Retained Earnings                        (1,569,272)          (1,188)
         YTD Net Income                           (1,906,715)        (457,761)
                                                 ----------------------------
       Total Equity                                1,541,246        4,601,249
       Total Liabilities & Equity                  5,211,273        6,495,326

                           MainStreet Healthcare, Inc.
                            MAINSTREET: CONSOLIDATED



                                                 Nine Months Ended      Nine Months Ended

        OTHER DIRECT COSTS:                     12/31/97       Pctg.    12/31/96      Pctg.
 6010   Advertising                              42,657        0.8%       5,852        0.3%
 6011   Yellow Pages                             31,413        0.6%         399        0.0%
 6400   Computer Supplies                        18,149        0.4%      14,305        0.7%
 7055   Computer Communications                   7,366        0.2%          --        0.0%
 6410   Computer Maintenance                     11,072        0.2%       1,402        0.1%
 6520   Collection Costs                            461        0.0%         226        0.0%
 6550   Dues & Subscriptions                      8,977        0.2%       7,950        0.4%
 6590   Entertainment                             8,986        0.2%       3,001        0.1%
(7000   Travel                                   45,840        0.9%      14,187        0.7%
 7130   Uniforms                                  5,914        0.1%          20        0.0%
 7150   Licenses                                  5,554        0.1%       4,760        0.2%
 7180   Office Supplies                          77,180        1.5%      40,851        1.9%
 7190   Outside Services                            258        0.0%       2,363        0.1%
 7280   Postage                                  36,432        0.7%       8,653        0.4%
                                             ----------                 -------
        Total Other Direct Costs                300,259        5.9%     103,969        4.8%
        Total Direct Clinic Costs:            1,625,382       32.0%     584,006       27.1%
        Profit (Loss) after Direct Costs       (825,769)     (16.3%)    (92,166)       4.6%

        INDIRECT CLINIC COSTS:

 6030   Acctng & Audit Fees                         550        0.0%       1,018        0.1%
 6031   Legal Fees                               22,384        0.4%       8,190        0.4%
 6050   Bad Check                                    --        0.0%       1,306        0.1%
 6070   Bank Service Charges                     30,765        0.6%       7,007        0.3%
 6510   Contributions                               (25)       0.0%         125        0.0%
 6530   Courier                                   8,093        0.2%       3,500        0.2%
 6535   Donations                                 1,296        0.0%          15        0.0%
(7155   Recruiting Costs                          8,007        0.2%       6,792        0.3%
 7290   Personnel Recuitment Fees                 7,900        0.2%       1,756        0.1%
 7120   Long Term Interest Expense               18,459        0.5%      27,730        1.3%
 7125   Capitalized Lease Interest Exp            4,607        0.0%          --        0.0%
(7300   Miscellaneous Items                       5,876        0.1%       9,229        0.4%
                                             ----------                 -------
        Total Indirect Clinic Costs             107,912        2.1%      66,668        3.1%
        Profit (Loss) after Indirect Costs     (933,681)     (18.4%)   (158,834)       1.5%

        CORPORATE EXPENSES:

 5010   Management Salaries                     272,174        5.4%      25,460        1.2%
 7110   Officer Life Insurance                       --        0.0%          --        0.0%
 5020   Office Salaries                         187,934        3.7%      56,607        2.6%
 5030   Marketing Salaries                       28,321        0.6%      25,880        1.2%
 5050   Computer Wages                           37,917        0.8%      16,115        0.8%
 5040   Other Wages & Benefits                       --        0.0%         744        0.0%
 7210   Sales Promotion                              --        0.0%         180        0.0%
 7260   Franchise Taxes                           2,989        0.1%          --        0.0%
 9055   Program (Interest) Cost - A/R
        Finance                                  20,040        0.4%          --        0.0%
                                             ----------                 -------
        Total Corporate Expenses                549,735       10.8%     124,986        5.8%

                    MainStreet Healthcare, Inc.
                     MAINSTREET: CONSOLIDATED


                                                     Nine Months Ended                     Nine Months Ended
                                                     12/31/97      Pctg.        12/31/96         Pctg.
        Net Profits (Loss) before Non Cash Iter    (1,483,056)    (29.2)       (283,820)         (4.3%)
        Non Cash Items:
6560    Depreciation Expense                          114,394       2.3%         53,569           2.2%
6581    Amortization - Goodwill                        80,870       1.6%         51,511           1.6%
6582    Amortization - Non Compete                     55,000       1.1%         29,167           0.9%
6570    Amortization - Other                            2,221       0.0%            277           0.0%
9020    Imputted Interest - NP                         22,635       0.5%         33,882           0.2%
9060    Accrued Interest - Redeemable Shar            148,529       2.9%          5,535           0.3%
9070    Accredited Interest - Class A Stk                 -         0.0%              -           0.0%
9080    Restructure Goodwill                              -         0.0%              -           0.0%
9030    Loss on Disposal of Assets                        -         0.0%              -           0.0%
                                                   ----------                  ---------
        Total Non Cash Items                          423,549       8.3%         173,941          5.1%
        Net Profit/(Loss)                          (1,906,705)    (37.6%)      (457,761)        (9.4%)

                             Exhibit 9.11.1

       1.         None.











                             Exhibit 9.11.2

       1.         Bank One, N.A. financing.









                             Exhibit 9.11.3

       1. Subsequent to March 31, 1997, MainStreet purchased the practice of L. Lanier Allen which included assets, etc. Subsequent to that date, the parties agreed to rescind the relationship. It has been agreed that Dr. Allen would return his 8,000 shares of Class A common stock and MainStreet would pay Dr. Allen approximately $20,000.00 and surrender all assets of the Thomaston practice inclusive of Accounts Receivable of $25,949 (gross) $19,037 (net).



       2. With respect to the termination of the Adel/Thomaston practice, Dr. Dennis Thomas is no longer an employee of MainStreet and MainStreet has transferred to Dr. Thomas the following:

            1. Adel Receivables equal to $130,404 (gross) $18,982 (net);
            2. Adel Fixed Assets equal to $5,000; and
            3. Valdosta Receivables equal to $45,724 (gross) $5,293 (net).

       The note to Dr. Thomas for $50,000 was cancelled and he is to turn over his 20,000 shares of Class A stock of MainStreet once payment of $20,000 and expenses due have been made, which is anticipated to be paid prior to closing.

       3. There was a pending action against Dr. Schock involving violation of non-compete provisions, but it has been recently resolved.

       4. On or about August 31, 1997, MainStreet terminated the practice of Dr. Corker (Valdosta). The accounts receivable were transferred to Dr. Thomas and the fixed assets remained with MainStreet.

       5. The Macon Creek/Columbia Coliseum practice was terminated on or about May 31, 1997.

       6. MainStreet terminated the employment of Dr. Allen Miller, Dr. Gary Klein, Dr. Lanier Allen, Dr. Dennis Thomas. Kathleen Thomas resigned December, 1997.

       7. Since March 31, 1997, MainStreet Healthcare Corporation purchased for $54,000 the practice of Harshad Mehta, M.D. of Covington, Georgia. The assets included furniture, fixtures, patient records, accounts receivable and goodwill. The corporation is paying him $3,000 per month for a period of 18 months. The closing date was on or about September 1, 1997.

       8. MainStreet has reached an agreement to terminate a contract to enter into a lease for a medical practice building under construction in Valdosta, Georgia in exchange for agreement to make a $70,000 payment to Rodlock Investments, L.L.C.










                             Exhibit 9.11.6

       1.         See Exhibits 9.11.3 and 9.14.









                             Exhibit 9.12.1



1. Real Estate taxes are past due in the following practices:

  a. Snellville - 2270 Oak Road, Snellville, GA 30278; in the name of David Ellis in the amount of $961.92; due date - December 20, 1997;

  b. Gwinnett - in the name of David Ellis in the amount of $5,661.11; due date - December 15, 1997.

  We are in the process of having these taxes paid and they shall be paid in full as of the date of Closing.










                              Exhibit 9.13



       See 9.12.1.












                              Exhibit 9.14

       LITIGATION

       MainStreet Healthcare Corporation v. Theodore K. Schock, D.O. and Cherylene T. Johnson, Civil Action File No. 98-0078, Superior Court of Walton County, Georgia. Filed January 1998. This is a suit to enforce a restrictive covenant. Dr. Schock threatened to file a counterclaim for a claimed unpaid bonus. This matter has been settled with MainStreet allowing Dr. Schock to practice within the restricted territory and with Dr. Schock forgiving MainStreet's remaining payments of $100,000.00 due under the Asset Purchase Agreement.

       Paul Brewer, individually and as Administrator of the Estate of Alma Joan Brewer v. Harold Holloway, D.O. and MainStreet Healthcare, Corp., Civil Action No. 97-VS-127611-A, State Court of Fulton County, Georgia. Filed in or about May 1997. This a medical malpractice case arising from the treatment and death of Mrs. Brewer prior to the purchase of Dr. Holloway's practice. This liability was not assumed. Plaintiff's counsel has indicated he will dismiss MainStreet. If he fails to do so, we will file a motion to dismiss.

       Physician Sales and Services, Inc. v. MainStreet Healthcare, Inc., Civil Action No. 97-CV- 12575, Superior Court of DeKalb County, Georgia. Filed October/November 1997. This is a suit on account for supplies (although it is alleged that equipment was included) in the amount of $190,915.13. This amount is unsecured. The answer is due February 9, 1998 under an extension of time. MainStreet has been remitting $10,000.00 per month since November 1997. MainStreet disputes the amount owed and has demanded an accounting. MainStreet does not believe that payments in the amount of $97,000.00 made in 1997 have been credited properly. MainStreet believes that part of the amount claimed can be attributed to amounts owed by a South Georgia practice prior to its acquisition by MainStreet.

       Kay Gillon-Martin v. MainStreet Healthcare Corporation, Civil Action No. 97-1383-5, Superior Court of DeKalb County, Georgia. Filed December 9, 1997. This is a suit to collect a fee in the amount of $36,000.00 allegedly owed to Plaintiff for the recruitment of physicians. MainStreet has filed an answer and denies that any amount is owed. MainStreet denies that it had an agreement with Plaintiff.


       Deborah K. Gilmore v. MainStreet Healthcare Corporation and A. Wayne Johnson, Case No. 97M057144, Magistrate Court of DeKalb County, Georgia. Filed September 30, 1997. This suit has been settled and a dismissal with prejudice will be filed soon by the Plaintiff.

       Pro-Scribe Services, L.L.C. v. MainStreet Healthcare Corporation, Civil Action File No. 97SCV853, State Court of Lowndes County, Georgia. Filed October 10, 1997. This suit has been settled and a dismissal with prejudice was filed in November, 1997.

       Georgia Power Federal Credit Union, Plaintiff v. Patricia
       Oakenson, Defendant,/MainStreet Healthcare Corporation,
       Garnishee, Case No. 98G67092, State Court of DeKalb County, Georgia. Filed January 15, 1998. This is a garnishment action of a former employee's wages. An answer indicating such will be filed.

       Aalar, Ltd. d/b/a Atlanta Rent-a-Car v. Joseph Harris, Sr. v. MainStreet Healthcare, Garnishee, Civil Action File No. 97G-63191, State Court of DeKalb County, Georgia. Judgment against garnishee entered April 7, 1997. Judgment satisfied.

       Aalar, Ltd. d/b/a Atlanta Rent-a-Car v. MainStreet Healthcare Corporation v. NationsBank, N.A., Garnishee, Case No.
       97VX0031484AA, State Court of Fulton County, Georgia. This garnishment has been paid and satisfied in full.


       CLAIMS

       Karmeletta Oppenheimer; Ms. Oppenheimer has made demand for damages arising from an alleged breach of confidentiality, among other additional related claims. No suit has been filed.

       Tracey Hunter; Ms. Hunter made a claim of sexual harassment and hostile work environment against MainStreet Healthcare
       Corporation and Harold Holloway, D.O. This claim has been resolved.

       L. Lanier Allen, M.D.; Dr. Allen's claims concern the termination of the Asset Purchase Agreement, the Employment Agreement and all other agreements between him and MainStreet Healthcare Corporation. Dr. Allen owns 8000 shares of Class A stock in MainStreet Healthcare Corporation. A settlement has been proposed that would require MainStreet to return all of the assets and pay Dr. Allen $20,000.00, and Dr. Allen to return all of the stock. The settlement has been consummated except the transfer of the 8,000 shares to MainStreet and the tender of $20,000 to Allen.

       Gary Klein, M.D.; This is a dispute concerning the termination of Dr. Klein's Employment Agreement.

       Imperial Capital Corporation f/k/a/ Avco Leasing Services, Inc.; This is a claim to certain computer equipment originally leased by Gwinnett Family Medicine, P.C. and Dr. David J. Ellis.
       MainStreet did not assume the lease(s) in question.

       Durr Medical Corporation; This is a claim on account for $23,023.73. Payments have been made on a semi-regular basis.

       Frank T. Corker; This is a claim against MainStreet for default of the Asset Purchase Agreement in the amount of $25,000.00. An additional, and final, payment of $25,000.00 is due August 1998.

       Dennis R. Thomas, M.D.; Dr. Thomas previously sold his practice to MainStreet Healthcare Corporation. The arrangement was terminated and certain assets have been transferred to Dr. Thomas (See Exhibit 9.11.3). Dr. Thomas still is owed $20,000.00 by MainStreet, at which time he will tender his 20,000 shares of Class A common stock.










                              Exhibit 9.17



       See Exhibit 9.12.1.










                             Exhibit 9.18.1

                         Employee Benefit Plans

                             [See Attached]



                             EXHIBIT 9.18.1
                         EMPLOYEE BENEFIT PLANS


              Benefit Plan:                    Carrier:               Policy #:           Agent             Address
              ------------                     -------                --------            -----             -------
       1.     Group Health Insurance           United Healthcare      BPL29200-25120      David Asbury      1360 Peachtree St
                                                                                                            Atlanta, GA 30309
       2.     Group Life Insurance             United Healthcare      BPL29200-25120      David Asbury      1360 Peachtree St
                                                                                                            Atlanta, GA 30309
       3.     Group Dental Insurance           The Guardian           G-318872            David Asbury      1360 Peachtree St
                                                                                                            Atlanta, GA 30309
       4.     Vacation Day Company Policy      MainStreet             Internal
       5.     Holiday Company Policy           MainStreet             Internal
       6.     Sick Day Company Policy          MainStreet             Internal
       7.     Worker's Compensation Policy     State Farm Insurance   91-ES-4565-1        Robert Giganti    3145 Tucker
                                                                                                               Norcross Rd
                                                                                                            Tucker, GA 30084




                   Phone
                   -----
        1.         404 846 3000

        2.         404 846 3000

        3.         404 846 3000

        4.
        5.
        6.
        7.         770 491 3999












                             Exhibit 9.19.1

                               Insurance

                             [See Attached]




                             EXHIBIT 9.19.1
                               INSURANCE


         Insurance Coverage:              Carrier:                Policy             Agent           Address
         ------------------              -------                 ------             -----            -------
  1.     MalPractice Insurance          Mag Mautual Ins. Co.    104620             Tom Harkins      8 Piedmon Ctr
                                                                                                    Atlanta, GA 30355
  2.     Business Liability Insurance   State Farm Ins.         91-M1-1254-4       Robert Giganti   3145 Tucker Norcross Rd.
                                                                                                    Tucker, GA 30084
  3.     Worker's Compensation          Star Farm Ins.          91-ES-4565-1       Robert Giganti   3145 Tucker Norcross Rd.
                                                                                                    Tucker, GA 30084
  4.     Group Health Insurance         United Healthcare Ins.  CBPL 29200-25120    David Asbury    1360 Peachtree St.
                                                                                                    Atlanta, GA 30309
  5.     Group Life Insurance           United Healthcare Ins.  CBPL 29200-25120    David Asbury    1360 Peachtree St.
                                                                                                    Atlanta, GA 30309
  6.     Group Dental Insurance         The Guardian Co.        G-318872           David Asbury     1360 Peachtree St.
                                                                                                    Atlanta, GA 30309




                 Phone
                 -----
  1.            404 842 5600

  2.            770 491 3999

  3.            770 491 3999

  4.            404 846 3000

  5.            404 846 3000

  6.            404 846 3000














                              Exhibit 9.20

      List of Directors, Officers and Employees of each Transferor

                             [See Attached]



                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                     TENNESSEE


                                                                                                  Wages              Bonus
                                                                                                  ------             -----
       Corporate        Officers        Laykoon Huang                  President                  166,400.00         none
                                        Robert G. Riddett, Jr.         Secretary                  none               none
                                        A. Wayne Johnson               Chmn, Asst. Secy           none               none
                        Directors       Laykoon Huang                                             166,400.00         none
                                        Robert G. Riddett, Jr.                                    none               none
                                        A. Wayne Johnson                                          none               none





                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                     TENNESSEE
                                                   EMPLOYEE LIST


       Location          Departmen         Name                Salary               Wages           Expires           Bonus
       --------          ---------         ----                ------               -----           -------           -----
                         t
                         -
       Knox West         Provider          Jea Wook            50/hour                                                none
                                           Sim                 130,500.00           91,0                              none
                                           Craig Baker                              00.0
                                                                                    0
                                                                                    130,500.0
                                                                                    0
       Knox              Provider          Laykoon             166,400.00           166,400.0       12/31/00          none
       Nort                                Huang                                    0
       h





                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                      GEORGIA



                                                                                                            Wages
                                                                                                            -------
       Corporate         Officers          Pamela K.                  President                             $ 96,000
                                           Erdman                     Vice President                         108,000
                                           Robert G. Riddett,         Secretary                              150,000
                                           Jr.                        Chairman                                88,400
                                           A. Wayne                   Asst. Secy.                                  0
                                           Johnson                    Treasurer
                                           Harold E.
                                           Holloway
                                           Michael J. Dare
                         Directors         Pamela K.                                                          96,000
                                           Erdman                                                            108,000
                                           Robert G. Riddett,                                                150,000
                                           Jr.                                                                88,400
                                           A. Wayne                                                                0
                                           Johnson
                                           Harold E.
                                           Holloway
                                           Michael J. Dare








Bonuses
--------
 none
 none
 none
 none
 none




 none
 none
 none
 none
 none






                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE

                                                 MEDICAL GROUP PC
                                                      GEORGIA
                                                     EMPLOYEES

                                                                                                                        Bonus
       Location          Departmen         Name                     Salary              Wages           Expires         Computation
       ---------         ----------       -------                  --------            ------          --------         -----------
                         t
                         -
       Tucker            Provider          Laura Davidson           80,000.00           80,000.0        12/31/00        2.5%/gross
                                           Pamela Erdman            1000/day            0               12/31/98        none
                         PA                Ratna Kanumury           35/hour             96,000.0                        none
                                                                                        0
                                                                                        29,120.0
                                                                                        0
       Stn Mtn           Provider          Harold                   85/hour             88,400.0        5/1/99          none
                                           Holloway                 120,000.00          0               8/4/00          25%>108Q
                                           Lan Mahon                                    120,000.
                                                                                        00
       Covington         Provider          Nicholas Grego           50/hour             104,000.                        none
                                                                                        00
       Lawrville         Provider          Wilfred Danley           135,000.00          135,000.        12/31/01        35%>32M
                         PA                Beth Howard              45/hour             00                              none
                                                                                        93,600.0
                                                                                        0
       Austell           Provider          Izhak Oliver             208,000.00          208,000.        12/31/01        none
                                           Jasmine Jeffers          145,600.00          00              12/31/03        none
                         PA                Leslie Irvine            70,000.00           124,600.                        none
                                                                                        00
                                                                                        70,000.0
                                                                                        0
       Snellville        Provider          Frederic                 75/hour             12,000.0                        none
                         PA                Steinberg                130,000.00          0               10/15/03        30%>108Q
                                           John Tumor                                   130,000.
                                                                                        00
       Conyers           Provider          Shahid Rafique           130,000.00          130,000.        12/31/03        30%>105Q
                                                                                        00
       Auburn            Provider          Susan Tanner             75/hour             78,000.0        5/30/99         30%>base/.3Q
                         PA                Richard Petit            90,000.00           0               12/15/01        20%/70Q
                                                                                        90,000.0
                                                                                        0
       Snapfinger        Provider          Harshad Mehta            3000/month          36,000.0                        none
                                           Ruben                    112,320.00          0               12/31/01        20%/150Q
                                           Alexander                                    112,320.
                                                                                        00


                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                               DELAWARE CORPORATION



                                                                                                    Wages          Bonus
                                                                                                    ------         -----
       Corporate             Officer               Robert G. Riddett,         President            108,000         none
                                                   Jr.                        Secretary            150,000         none
                                                   A. Wayne Johnson           EVP, CFO                   0         none
                                                   Michael J. Dare
                             Directors             Mark D. Schindel                                      0         none
                                                   Kelvin J.                                             0         none
                                                   Pennington                                      150,000         none
                                                   A. Wayne                                        108,000         none
                                                   Johnston
                                                   Robert G. Riddett,
                                                   Jr.







                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                               DELAWARE CORPORATION
                                                   EMPLOYEE LIST


       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----
       Tucker             Nursing              Barb Ernst               13.50                               28,080        none
                                               Cynthia Pinckney         13.50                               28,080        none
                                               Jill Nielsen             35.00                               72,800        none
                                               Jodi Crawford            35.00                               72,800        none
                                               Joy Johnson              15.00                               31,200        none
                                               Michelle                 12.50                               26,000        none
                          Practice Mgr         Freeman                  18.27              1,461.54         38,000        none
                          Clerical             Rebecca Mele              7.25                               15,080        none
                                               Melanie Ernst             9.75                               20,280        none
                                               Pamela Stroman           10.00                               20,800        none
                                               Sherry Juneau
       Stone Mtn          Nursing              Robbie Hart              20.63              1,650.00         42,900        none
                                               Kim Kneisel              11.50                               23,920        none
                          Practice Mgr         Judy Dobson              14.50              1,160.00         30,160        none
                          Clerical             Kelly O'Brien             9.25                               19,240        none
                                               Marie Hammond            10.65                               22,152        none
                                               Rita Ramsey              10.50                               21,840        none
       Covington          Nursing              Djuana Manning            9.00                               18,720        none
                                               Leatha Harris            10.00                               20,800        none
                          Practice Mgr         Debora Ballard           12.98              1,038.46         27,000        none
                          Clerical             Delbra Bailey            10.50                               21,840        none
                                               Sonja Crawley            11.00                               22,880        none
                                               Amily Jones              11.00                               22,880        none
       Lawville           Nursing              Linda Froman             10.00                               20,800        none
                                               Marthalyn                10.00                               20,800        none
                                               Mccurry                  11.75                               24,440        none
                          Practice Mgr         Joy Silvestri            12.50              1,000.00         26,000        none
                          Clerical             Carol Gebhard             7.00                               14,560        none
                                               Traci Copeland            8.50                               17,680        none
                                               Terri Eliasen            10.00                               20,800        none
                                               Lona Mills




       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----

       Austell            Nursing              Lynne Davis              11.00                               22,880        none
                                               Joyce Lawson             10.50                               21,840        none
                                               Georgianne               13.00                               27,040        none
                                                  Donalson                                                  22,880        none
                                               Nancy Tipton             11.00                               21,840        none
                                               Lea Stephens             10.50
                          Practice Mgr                                                       416.52         10,830        none
                          Clerical             Janice Albertson          5.21                               20,800        none
                                               Peggy Mccombs            10.00              1,200.00         31,200        none
                                               Patricia Graben          15.00                               22,360        none
                                               Linda Hall               10.75                               23,920        none
                                               Barbara Bickford         11.50
       Snellville         Nursing              Janis Moore              12.00                               24,960        none
                                               Rita Patel                9.25                               19,240        none
                                               Sybil Gresham            12.50                               26,000        none
                          Practice Mgr         Lynne Swanger            16.83              1,346.16         35,000        none
                          Clerical             Heather Helms             7.50                               15,600        none
                                               Janet Lee                 8.75                               18,200        none
                                               Sue Stanely               7.50                               15,600        none
       Conyers            Nursing              Corinne                   8.50                               17,680        none
                                               Mcdonald                 11.00                               22,880        none
                          Practice Mgr         Laurie Ledford           16.83                               35,000        none
                          Clerical             Nancy Franklin            9.00                               18,720        none
                                               Amanda Warren
       Auburn             Nursing              Julie Hougland           11.54                               24,003        none
                                               Brenda Duncan            12.65                               26,312        none
                          Practice Mgr         Lynn Webb                16.83              1,346.15         35,000        none
                                               Kendra Danley              8.50                              17,680        none
       Snapfinger         Nursing              Felicia Johnston          9.00                               18,720        none
                                               Jacqueline               15.00                               31,200        none
                          Practice Mgr         Minter                   14.42              1,153.85         30,000        none
                          Clerical             Debra Upshaw             11.00                               22,880        none
                                               Debra Upshaw
       Knox West          Nursing              Shoba Ganta              11.70                               24,336        none
                                               Marilyn Geren            13.50                               28,080        none
                                               Tawfiq Nimri             11.44                               23,795        none
                                               Cheryl Ranz              10.40                               21,632        none
                                               Linda Russell             8.76                               18,221        none
                                               Fue Mel Tsai             10.40                               21,632        none
                          Practice Mgr         Linda Calloway            9.88              790.40           20,550        none
                          Clerical             Hannelore                 8.26                               17,181        none
                                               Phillips                  9.88                               20,550        none
                                               Colleen Riddle            7.72                               16,058        none
                                               Imogene Parris           7.80                                16,224        none
                                               Lof Chen








       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----
       Knox North         Nursing              Karen Hurst               8.32                               17,306         none
                                               Betty Morton             15.86              1,268.80         32,989         none
                                               Melissa Quails            9.48                               19,718         none
                                               Marion Parker            11.28                               23,462         none
                                               Vickie Phillips          11.44                               23,795         none
                          Sales                Michael Farmer           17.31              1,384.62         36,000         none
                          Practice Mgr         Chan Mak                 14.42              1,153.60         29,994         none
                          Clerical             Karen Hurst               8.32                               17,306         none
                                               Meier Lue                 7.90                               16,432         none
       Ultrasound         Nurse                Robyn Hayman             14.42              1,153.85         30,000         none
                          Manager              Marc Upshaw              33.65              2,692.31         70,000         none
                          Driver               Derek O'Neal              5.73                458.33         11,917         none


       Corporate          Corporate            Robert Riddett           51.92              4,153.85         108,000        none
                                               Anne O'Neal              15.00                                 31,200       none
                          Practice             Walt Thom                46.15              3,692.31           96,000       none
                          Mgmnt                Ed Vinson                35.56              2,844.62           73,960       none
                                               Tim Hawkins              26.92              2,153.85           56,000       none
                          Accounting           Connie Viscarra          16.11              1,288.46           33,500       none
                                               Frank Brock              34.62              2,769.23           72,000       none
                          A/R                  Carol Griffin            13.00                                 27,040       none
                          Collecti             Tracey Hunter            11.00                                 22,880       none
                          ons                  Deanne Downs             10.00                                 20,800       none





                                                   Exhibit 9.21

       See Exhibit 9.14 (claim by Tracey Hunter).



                                                   Exhibit 9.26

       1. Those consents required under the real estate leases, equipment leases and the financing to Bank One, N.A.

                                  FORM 10-KSB/A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
(Mark One)
( X )    ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES AND
          EXCHANGE ACT OF 1934
         For the fiscal year ended September 30, 1997

(  )     TRANSITION REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES AND
              EXCHANGE ACT OF 1934
         For the transition period from _________________ to _________________

Commission File Number:  0-13265

                          UCI MEDICAL AFFILIATES, INC.
------------------------------------------------------------------------------
            (Name of Small Business Issuer in its charter)

          Delaware                       59-2225346
------------------------------------------------------------------------------
(State or other jurisdiction
of incorporation or organization)       (IRS Employer Identification Number)

1901 Main Street,  Suite 1200,  Mail Code 1105,  Columbia,  SC    29201
-----------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code              (803) 252-3661
                                                               ----------------
Securities registered pursuant to Section 12(b) of the Act:     None
                                                               ----------------
Securities registered pursuant to Section 12(g) of the Act:     Common Stock,
                                                                 $.05 par value
                                                                ---------------

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the
filing requirements for the past 90 days. Yes X     No
                                          --------    --------

Indicate by check mark if the disclosure of delinquent filers pursuant to Item 405 of regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ( X )

The registrant's revenue for the year ended September 30, 1997, the registrant's most recent year end, was $27,924,772.

The aggregate market value of voting stock held by nonaffiliates of the registrant on December 5, 1997, is approximately $5,801,885.*

     The number of shares outstanding of the registrant's common stock, $.05 par value, was 5,744,965 at September 30, 1997.

Transitional Small Business Disclosure Format (check one):  Yes       No  X
                                                               -----    ------


* Calculated by excluding all shares held by officers, directors and controlling
shareholder  of  registrant   without   conceding  that  all  such  persons  are
"affiliates" of registrant for purposes of the federal securities laws.

           Total number of pages, including the cover page, is 97. Exhibit Index is on pages 52-53.

                          UCI MEDICAL AFFILIATES, INC.

                             INDEX TO FORM 10-KSB/A

                                                                         PAGE
         PART I

Item 1   Description of Business.........................                   3

Item 2   Description of Property.........................                   7

Item 3   Legal Proceedings...............................                   8

Item 4   Submission of Matters to a Vote of Security Holders  ......        8

         PART II

Item 5   Market For Common Equity and
         Related Stockholder Matters................................        9

Item 6   Management's Discussion and Analysis of Financial
         Condition and Results of Operations........................       10

Item 7   Financial Statements ......................................       17

Item 8   Changes in and Disagreements with Accountants
         on Accounting and Financial Disclosure.....................       17

         PART III

Item 9   Directors, Executive Officers, Promoters and Control
         Persons; Compliance with Section 16(a) of the Exchange Act.       18

Item 10  Executive Compensation.....................................       20

Item 11  Security Ownership of Certain Beneficial Owners
         and Management.............................................       22

Item 12  Certain Relationships and Related Transactions  ...........       24

Item 13  Exhibits and Reports on Form 8-K  .........................       27

                                     PART I


Item 1.  Description of Business

General

UCI Medical Affiliates, Inc. ("UCI") is a Delaware corporation incorporated on August 25, 1982. Operating through its wholly-owned subsidiary, UCI Medical Affiliates of South Carolina, Inc. ("UCI-SC"), UCI provides nonmedical management and administrative services for a network of 40 freestanding medical centers (the "Centers") located throughout South Carolina (29 operating as Doctor's Care, one as Doctor's Surgical Group, one as Doctor's Orthopedic Group, four as Progressive Physical Therapy Services and five family practice offices operating under different names).

Organizational Structure

Federal law and the laws of South Carolina generally specify who may practice medicine and limit the scope of relationships between medical practitioners and other parties. Under such laws, UCI and UCI-SC are prohibited from practicing medicine or exercising control over the provision of medical services. In order to comply with such laws, all medical services at the Centers are provided by or under the supervision of Doctor's Care, P.A. (the "P.A.," and collectively with UCI and UCI-SC, the "Company"), which has contracted with UCI-SC to provide the medical direction of the Centers. The medical directors operate the Centers under the financial and operational control of UCI-SC. However, medical supervision of the Centers is provided solely by the P.A. The P.A. is organized so that all physician services are offered by the physicians who are employed by the P.A. Neither UCI nor UCI-SC employ practicing physicians as practitioners, exert control over their decisions regarding medical care or represent to the public that it offers medical services. UCI-SC has entered into an administrative services agreement with the P.A. for the performance of all administrative, management and support functions. UCI-SC believes that the services it provides to the P.A. which result in control over the assets of the P.A. and mandate financial statement consolidation under Generally Accepted Accounting Principles do not constitute the practice of medicine under applicable laws.

Nevertheless, because of the uniqueness of the structure of the relationship described above, many aspects of the Company's business operations have not been the subject of state or federal regulatory interpretation and there can be no assurance that a review of the Company's business by the courts or regulatory authorities will not result in a determination that could adversely affect the operations of the Company or that the health care regulatory environment will not change so as to restrict the Company's existing operations or future expansion.

The Centers

The Centers are staffed by licensed physicians, other healthcare providers and administrative support staff. The medical support staff includes licensed nurses, certified medical assistants, laboratory technicians and x-ray technicians.

The Centers typically are open for extended hours (weekends and evenings) and out-patient care only. When hospitalization or specialty care is needed, referrals to appropriate specialists are made.

The Company's Centers are broadly distributed throughout the state of South Carolina. There are twenty-two primary care Centers in the Columbia region, five in the Charleston region, five in the Myrtle Beach region, two in the Aiken region, and six in the Greenville-Spartanburg region.

The Company is considering introducing its medical model into neighboring states as management believes that the same conditions that led to the Company's growth to date in South Carolina exist in other states. Although management believes that expansion into neighboring states is possible, there can be no assurance that expansion into other states would be successful.

Medical Services Provided at the Centers

The Company's Centers offer out-patient medical care, without appointment, for treatment of acute and episodic medical problems. The Centers provide a broad range of medical services which would generally be classified as within the scope of family practice and occupational medicine. The medical services are provided by licensed physicians, nurses and auxiliary support personnel. The services provided at the Centers include, but are not limited to, the following:

  (bullet) Routine care of general medical problems, including colds, flu, ear infections, hypertension, asthma, pneumonia and other conditions typically treated by primary care providers;

  (bullet) Treatment of injuries, such as simple fractures, dislocations, sprains, bruises and cuts;

  (bullet) Minor surgery, including suturing of lacerations and removal of cysts and foreign bodies;

   (bullet) Diagnostic tests, such as x-rays, electrocardiograms, complete blood counts, urinalysis and various cultures; and

   (bullet) Occupational and industrial medical services, including drug testing, workers' compensation and physical examinations.

At any of the Centers, a patient with a life-threatening condition would be evaluated by the physician, stabilized and immediately referred to a nearby hospital.

Patient Charges and Payments

The fees charged to a patient are determined by the nature of medical services rendered. Management of the Company believes that the charges at its Centers are significantly lower than the charges of hospital emergency departments and are generally competitive with the charges of local physicians and other providers in the area.

The Company's Centers accept payment from a wide range of sources. These include patient payments at time of service (by cash, check or credit card), patient billing and assignment of insurance benefits (including Blue Cross/Blue Shield, Workers' Compensation and other private insurance). Private pay billings represent the most significant source of revenues. The Company also provides services for members of the four largest health maintenance organizations ("HMOs") operating in South Carolina - Companion HealthCare Corporation, HealthSource South Carolina, Inc., Physician's Health Plan, and Maxicare.

Capitated Reimbursement Arrangements

Medical services traditionally have been provided on a fee-for-service basis with insurance companies assuming responsibility for paying all or a portion of such fees. The increase in medical costs under traditional indemnity health care plans has been caused by a number of factors. These factors include: (i) the lack of incentives on the part of health care providers to deliver cost-effective medical care; (ii) the absence of controls over the utilization of costly specialty care physicians and hospitals; (iii) a growing and aging population which requires increased health care expenditures; and (iv) the expense involved with the introduction and use of advanced pharmaceuticals and medical technology.

As a result of escalating health care costs, employers, insurers and governmental entities all have sought cost-effective approaches to the delivery of and payment for quality health care services. HMOs and other managed health care organizations have emerged as integral components in this effort. HMOs enroll members by entering into contracts with employer groups or directly with individuals to provide a broad range of health care services for a capitation payment, with minimal or no deductibles or co-payments required of the members. HMOs, in turn, contract with health care providers like the Company to administer medical care to HMO members. These contracts provide for payment to the Company on either a discounted fee-for-service or through capitation payments based on the number of members covered, regardless of the amount of necessary medical care required within the covered benefit period.

The Company negotiates contracts with HMOs for the P.A.'s physicians to provide health care on a capitated reimbursement basis. Under these contracts, which typically are automatically renewed on an annual basis, the P.A.'s physicians provide virtually all covered primary care services in exchange for a fixed monthly capitation payment from the HMOs for each member who chooses a P.A. physician as his or her primary care physician. The capitation amount is fixed depending upon the age and sex of the HMO enrollee. Contracts with HMOs accounted for approximately 11% of the Company's net revenues in fiscal 1997.

To the extent that enrollees require more care than is anticipated, aggregate capitation payments may be insufficient to cover the costs associated with the treatment of enrollees. No capitation contracts currently in place at the Company have been determined to be insufficient to cover related costs of treatment. Higher capitation rates are typically received for senior patients because their medical needs are generally greater and consequently the cost of covered care is higher.

Certain third party payors are studying various alternatives for reducing medical costs, some of which, if implemented, could affect reimbursement levels to the Company. Management of the Company cannot predict whether changes in present reimbursement methods or proposed future modifications in reimbursement methods will affect payments for services provided by the Centers and, if so, whether they will have an adverse impact upon the business of the Company.

Competition and Marketing

All of the Company's Centers face competition, in varying degrees, from hospital emergency rooms, private doctor's offices and other competing freestanding medical centers. Some of these providers have financial resources which are greater than those of the Company. In addition, traditional sources of medical services, such as hospital emergency rooms and private physicians, have had, in the past, a higher degree of recognition and acceptance by patients than Centers such as those operated by the Company. The Company's Centers compete on the basis of accessibility, including evening and weekend hours, a no-appointment policy, the attractiveness of the Company's state-wide network to large employers and third party payors, and on a basis of a competitive fee schedule. In an effort to offset the competition's community recognition, the Company has substantially increased its marketing efforts. Regional marketing representatives have been added, focused promotional material has been developed and a newsletter for employers promoting the Company's activities has been initiated. Additionally, the Company has created a Family Practice Division to attract those patients who desire to visit the more traditional type doctor's office - by appointment.

Government Regulation

Federal law and the laws of many states, including South Carolina, generally specify who may practice medicine and limit the scope of relationships between medical practitioners and other parties. Under such laws, business corporations such as UCI and UCI-SC are prohibited from practicing medicine or exercising control over the provision of medical services. In order to comply with such laws, all medical services at the Centers are provided by or under the supervision of the P.A., which has contracted with UCI-SC to provide the medical direction of the Centers. The P.A. is organized so that all physician services are offered by the physicians who are employed by the P.A. Neither UCI nor UCI-SC employ practicing physicians as practitioners, exert control over their decisions regarding medical care or represent to the public that it offers medical services. UCI-SC has entered into an administrative services agreement with the P.A. for the performance by UCI-SC of all administrative, management and support functions. UCI-SC believes that the services it provides to the P.A. which result in control over the assets of the P.A. and mandate financial statement consolidation under Generally Accepted Accounting Principles do not constitute the practice of medicine under applicable laws. Accordingly, the Company believes that it is not in violation of applicable state laws relating to the practice of medicine.

As a participant in the health care industry, the Company's operations and relationships are subject to extensive and increasing regulation by a number of governmental entities at the federal, state and local levels. The Company believes its operations are in material compliance with applicable laws. Nevertheless, because of the uniqueness of the structure of the relationship between UCI-SC and the P.A., many aspects of UCI's business operations have not been the subject of state or federal regulatory interpretation and there can be no assurance that a review of UCI's or the P.A.'s business by courts or regulatory authorities will not result in a determination that could adversely affect the operations of UCI or that the health care regulatory environment will not change so as to restrict UCI's existing operations or its expansion.

Approximately five (5%) percent of the revenues of the Company is derived from payments made by government-sponsored health care programs (principally, Medicare and Medicaid). As a result, any change in reimbursement regulations, policies, practices, interpretations or statutes could adversely affect the operations of the Company. There are also state and federal civil and criminal statutes imposing substantial penalties, including civil and criminal fines and imprisonment, on health care providers that fraudulently or wrongfully bill governmental or other third-party payors for health care services. The Company believes it is in material compliance with such laws, but there can be no assurance that the Company's activities will not be challenged or scrutinized by governmental authorities.

Certain provisions of the Social Security Act, commonly referred to as the "Anti-kickback Statute", prohibit the offer, payment, solicitation or receipt of any form of remuneration in return for the referral of Medicare or state health program patients or patient care opportunities, or in return for the recommendation, arrangement, purchase, lease or order of items or services that are covered by Medicare or state health programs. Many states have adopted similar prohibitions against payments intended to induce referrals of Medicaid and other third-party payor patients. Although the Company believes that it is not in violation of the Anti-kickback Statute or similar state statutes, its operations do not fit within any of the existing or proposed federal safe harbors.

Significant prohibitions against physician referrals were enacted by the U.S. Congress in the Omnibus Budget Reconciliation Act of 1993. Subject to certain exemptions, a physician or a member of his immediate family is prohibited from referring Medicare or Medicaid patients to an entity providing "designated health services" in which the physician has an ownership or investment interest or with which the physician has entered into a compensation arrangement. While the Company believes it is in compliance with such legislation, future regulations could require the Company to modify the form of its relationships with physician groups. Some states have also enacted similar self-referral laws and the Company believes it is likely that more states will follow. The Company believes that its practices fit within exemptions contained in such statutes. Nevertheless, expansion of the operations of the Company to certain jurisdictions may require structural and organizational modifications of the Company's relationships with physician groups to comply with new or revised state statutes.

Because the P.A. remains a separate legal entity, it may be deemed a competitor subject to a range of antitrust laws which prohibit anti-competitive conduct, including price fixing, concerted refusals to deal and division of market. The Company intends to comply with such state and federal laws which may affect its development of integrated health care delivery networks, but there can be no assurance that a review of the Company's business by courts or regulatory authorities will not result in a determination that could adversely affect the operation of the Company.

As a result of the continued escalation of health care costs and the inability of many individuals to obtain health insurance, numerous proposals have been or may be introduced in the U.S. Congress and state legislatures relating to health care reform. There can be no assurance as to the ultimate content, timing or effect of any health care reform legislation, nor is it possible at this time to estimate the impact of potential legislation, which may be material, on the Company.

Federal and state laws regulate insurance companies, HMOs and other managed care organizations. Generally, these laws apply to entities that accept financial risk. Certain of the risk arrangements entered into by the Company could possibly be characterized by some states as the business of insurance. The Company, however, believes that the acceptance of capitation payments by a healthcare provider does not constitute the conduct of the business of insurance. Many states also regulate the establishment and operation of networks of healthcare providers. Generally, these laws do not apply to the hiring and contracting of physicians by other healthcare providers. There can be no assurance that regulators of the states in which the Company may operate would not apply these laws to require licensure of the Company's operations as an insurer or provider network. The Company believes that it is in compliance with these laws in the state in which it currently does business, but there can be no assurance that future interpretations of these laws by the regulatory authorities in South Carolina or the states in which the Company may expand will not require licensure or a restructuring of some or all of the Company's operations. In the event that the Company is required to become licensed under these laws, the licensure process can be lengthy and time consuming and, unless the regulatory authority permits the Company to continue to operate while the licensure process is progressing, the Company could experience a material adverse change in its business while the licensure process is pending. In addition, many of the licensing requirements mandate strict financial and other requirements which the Company may not immediately be able to meet. Further, once licensed, the Company would be subject to continuing oversight by and reporting to the respective regulatory agency.

Employees

As of September 30, 1997 and 1996, the Company had 480 and 429 employees, respectively (384 and 330, respectively, on a full-time equivalent basis). This includes 84 and 72 medical providers, respectively, employed by the P.A.

Advisory Note Regarding Forward-Looking Statements

Certain of the statements contained in this PART I, Item 1 (Description of Business) and in PART II, Item 6 (Management's Discussion and Analysis of Financial Condition and Results of Operations) that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company cautions readers of this Annual Report on Form 10-KSB that such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements. Although the Company's management believes that their expectations of future performance are based on reasonable assumptions within the bounds of their knowledge of their business and operations, there can be no assurance that actual results will not differ materially from their expectations. Factors which could cause actual results to differ from expectations include, among other things, the difficulty in controlling the Company's costs of providing healthcare and administering its network of Centers; the possible negative effects from changes in reimbursement and capitation payment levels and payment practices by insurance companies, healthcare plans, government payors and other payment sources; the difficulty of attracting primary care physicians; the increasing competition for patients among healthcare providers; possible government regulations negatively impacting the existing organizational structure of the Company; the possible negative effects of prospective healthcare reform; the challenges and uncertainties in the implementation of the Company's expansion and development strategy; the dependence on key personnel, and other factors described in this report and in other reports filed by the Company with the Securities and Exchange Commission.

Item 2.  Description of Properties

All but one of the Company's primary care Centers' facilities are leased. The properties are generally located on well-traveled major highways, with easy access. Each property offers free, off-street parking immediately adjacent to the center. One Center is leased from an entity affiliated with the Company's Chairman. Six Centers are leased from Companion HealthCare Corporation and one
Center is leased from Companion Property and Casualty Insurance Company, principal shareholders of the Company. Ten of the Centers are leased from physician employees of the P.A. See additional information regarding these leases at Item 12, "Certain Relationships and Related Transactions."

Item 3.  Legal Proceedings

The Company is party to various claims, legal activities and complaints arising in the normal course of business. In the opinion of management and legal counsel, aggregate liabilities, if any, arising from legal actions would not have a material adverse effect on the financial position of the Company.

Item 4.  Submission of Matters to a Vote of Security Holders

Not applicable.

                                     PART II

Item 5.  Market for Common Equity and Related Stockholder Matters

The common stock of the Company is traded on the Nasdaq SmallCap Market under the symbol UCIA. The prices set forth below indicate the high and low bid prices reported on the Nasdaq SmallCap Market for the indicated periods.

                                                     Bid Price

Fiscal Year ended September 30, 1997              High                     Low

1st quarter (10/01/96 - 12/31/96)              $3-3/8                   $2-3/8
2nd quarter (01/01/97 - 03/31/97)               3-3/8                    2-1/2
3rd quarter (04/01/97 - 06/30/97)               2-11/16                  1-11/16
4th quarter (07/01/97 - 09/30/97)               2-3/4                    1-5/16


                                                     Bid Price

Fiscal Year ended September 30, 1996              High                     Low

1st quarter (10/01/95 - 12/31/95)               $4-1/4                   $3-1/8
2nd quarter (01/01/96 - 03/31/96)                5-1/8                    3-1/4
3rd quarter (04/01/96 - 06/30/96)                4                        3-1/4
4th quarter (07/01/96 - 09/30/96)                3-3/4                    2-7/8


                                                     Bid Price

Fiscal Year ended September 30, 1995              High                    Low

1st quarter (10/01/94 - 12/31/94)               $3-1/8                   $1-1/2
2nd quarter (01/01/95 - 03/31/95)                3-1/4                    1-1/2
3rd quarter (04/01/95 - 06/30/95)                3-3/8                    2-1/4
4th quarter (07/01/95 - 09/30/95)                3-1/4                    1-3/4


The foregoing quotations reflect inter-dealer prices without retail markup, markdown or commission and may not necessarily reflect actual transactions.

As of September 30, 1997, there were 652 stockholders of record of the Company's common stock, excluding individual participants in security position listings.

The Company has not paid cash dividends on its common stock since inception and has no plans to declare cash dividends in the foreseeable future.

Recent Sales of Unregistered Securities

During the Company's fiscal year ended September 30, 1997, the securities identified below were issued by the Company without registration under the Securities Act of 1933. In each case, all of the shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under the Act as a transaction, not involving a general solicitation, in which the purchaser was purchasing for investment. The Company believes that each purchaser was given or had access to detailed financial and other information with respect to the Company and possessed requisite financial sophistication.

On August 1, 1997, the Company issued 253,648 shares of its common stock to Dr. Stephen F. Serbin, 253,648 shares of its common stock to Dr. Peter J. Stahl and 10,353 shares of its common stock to Dr. Sharon Silverman as consideration in connection with the merger of the medical practice of Doctors Serbin, Stahl, and Silverman with UCI-SC.

On September 9, 1997, the Company issued 19,513 shares of its common stock to Dr. Leif M. Adams as part of the purchase price in connection with the Company's acquisition of substantially all of the assets of the medical practice of Dr. Adams.

     Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis provides information which the Company believes is relevant to an assessment and understanding of the Company's consolidated results of operations and financial condition. This discussion should be read in conjunction with the consolidated financial statements and notes thereto.



                       STATEMENT OF OPERATIONS DATA
-------------------------------------------------------------------------------


                                                              (In thousands, except per share data)
                                            ----------------------------------------------------------------
                                                                For the year ended September 30,
                                             ----------------------------------------------------------------

                                               1997           1996           1995          1994          1993
                                            -----------     ---------     -----------    ----------    ----------


Revenues                                    $27,925          $23,254      $17,987          $12,540        $9,799
Income (loss) before extraordinary items        (84)             466       (1,360)             644           268
Net income (loss)                               (84)             466       (1,360)             644           407
Net income (loss) per share1                   (.02)             .11         (.43)             .28           .21
Weighted average number of shares
  outstanding1                                5,000            4,294        3,137            2,324         1,971







                                                BALANCE SHEET DATA
-------------------------------------------------------------------------------------------------------------------------

                                                                  (In thousands, except per share data)
                                            --------------------------------------------------------------------
                                                                            At September 30,
                                               ---------------------------------------------------------------------
                                                 1997            1996           1995           1994         1993
                                               ----------     -----------    -----------     ---------    ----------


Working capital                                 $  2,921         $ 2,020     $   (383)         $  763     $  (845)
Premises & equipment, net                          4,003           3,300        2,795           1,098         487
Total assets                                      20,864          15,733       10,216           6,674       2,940
Long-term debt                                     7,939           5,373        4,366           2,838         667
Stockholders' equity                               9,488           7,822        3,253           2,603         457






----------------------------

1 The net income (loss) per share and the weighted average number of shares outstanding has been restated for all periods presented to reflect the one for five reverse stock split effected on July 27, 1994.

Consolidation with the P.A.

The consolidated financial statements of the Company include the accounts of UCI, UCI-SC and the P.A. The financial statements of the P.A. are consolidated with UCI because UCI-SC has unilateral control over the assets and operations of the P.A., and notwithstanding the lack of majority ownership of the P.A. by UCI and UCI-SC, consolidation of the P.A. with UCI and UCI-SC is necessary to present fairly the financial position and results of operations of UCI and UCI-SC. The management agreement between UCI-SC and the P.A. conveys to UCI-SC perpetual, unilateral control over the assets and operations of the P.A. Control is perpetual rather than temporary because of (i) the length of the term of the agreement, (ii) the continuing investment of capital by UCI-SC, (iii) the employment of all of the non-physician personnel by UCI-SC and (iv) the nature of the services provided to the P.A. by UCI-SC.

In November 1997 the Emerging Issue Task Force (EITF) finalized EITF 97-2 which provides guidance on consolidation of physician practices and enhances related disclosures of physician practice management companies. This EITF 97-2 is effective for fiscal years ending after December 15 1998. The Company is in the process of evaluating any potential effect on its financial reporting format.

Procedurally, the management agreement calls for the P.A. to provide medical services and charge a fee to the patient or to the patient's insurance carrier or employer for such services. Physician salaries are paid out of these revenues and all remaining revenues are passed to UCI-SC as a management fee. UCI-SC provides all support personnel (nurses, technicians, receptionists), all administrative functions (billing, collecting, vendor payment), and all facilities, supplies and equipment. The consolidated accounts of the Company include all revenue and all expenses (including physician salaries) of all three entities.

The P.A. enters into employment agreements with physicians for terms ranging from one to ten years. All employment agreements have clauses that allow for early termination of the agreement if certain events occur such as the loss of a medical license. Over 80% of the physicians employed by the P.A. are paid on an hourly basis for time scheduled and worked at the medical centers. The other physicians are salaried. A few of the physicians have incentive compensation arrangements, however, no amounts were accrued or paid during the Company's three prior fiscal years that were significant. As of September 30, 1997 and 1996, the P.A.
employed 84 and 72 medical providers, respectively.

The net assets of the P.A. are not material for any period presented and intercompany accounts and transactions have been eliminated. For the fiscal year ended September 30, 1997, the Company has shown a substantial increase in revenues and in the number of medical centers under management. This growth is a direct result of actions taken by management to increase marketing efforts, to expand the state-wide network in South Carolina and to focus on the field of occupational and industrial medicine.

Results of Operations for the Year Ended September 30, 1997 Compared to the Year Ended September 30, 1996

For fiscal year 1997, revenues of $27,925,000 reflect an increase of 20% from the amount reported for fiscal year 1996. The following reflects revenue trends from fiscal year 1993 through fiscal year 1997:

                           For the year ended September 30, (in thousands)
                         -------------------------------------------------
                           1997     1996      1995    1994     1993
                         --------- --------- -------- -------- -------

Revenues                 $27,925  $23,254    $17,987  $12,540   $9,799
Operating Costs           26,466   21,525     18,180   11,881    9,133
Operating Margin           1,458    1,729       (193)     660      666



The increase in revenue for fiscal year 1997 is attributable to a number of factors. The Company engaged in a significant expansion, increasing the number of primary care medical Centers in South Carolina from 29 to 33

(as of September 30, 1997). The expansion included the addition of seven Centers and the closure of three Centers, for a net addition of three Centers to the cluster in Columbia (bringing the total to 18) and one Center in Greenville (bringing the total to six in this region). Myrtle Beach has four locations and the Charleston area has the remaining five sites. The revenue from the net increase in new locations in fiscal year 1997 and from the full year of operations of the locations added in fiscal year 1996 represented the most significant portion of the revenue growth. Of the $4,671,000 in revenue growth, approximately $876,000 was from the net increase of four locations opened in fiscal year 1997 and approximately $2,462,000 was the result of having the four locations opened during fiscal year 1996 operating for all of fiscal year 1997.

The increase of four Centers in fiscal year 1997 was net of two centers in the Columbia area and one center in the Myrtle Beach area that were closed during fiscal year 1997. Each of these centers were start-ups (versus acquisitions) and, therefore, had no related intangible assets recorded, and each had not proven to be profitable in a reasonable period of time. The aggregate costs of the three centers closed exceeded their aggregate revenues by $253,000 during fiscal year 1997.

The remainder of the revenue growth in fiscal year 1997 (approximately $1,333,000) was the result of "same center" growth in patient visits and charges. This represents an average growth of approximately seven (7%) percent in revenue at these established centers.

The Company, in fiscal year 1997, increased its services provided to members of HMOs. In these arrangements, the Company, through the P.A., acts as the designated primary caregiver for members of HMOs who have selected one of the Company's centers or providers as their primary care provider. In fiscal year 1994, the Company began participating in an HMO operated by Companion HealthCare Corporation ("CHC"), a wholly owned subsidiary of Blue Cross Blue Shield of South Carolina ("BCBS"). BCBS, through CHC, is a primary stockholder of UCI. Including its arrangement with CHC, the Company now participates in four HMOs and is the primary care "gatekeeper" for more than 20,000 capitated lives in fiscal year 1997 compared to 18,000 in fiscal year 1996 and 11,000 is fiscal year 1995. While HMOs do not, at this time, have a significant penetration into the South Carolina market, the Company believes that HMOs and other managed care plans will experience a substantial increase in market share in the next few years, and the Company is therefore positioning itself for this possibility. Capitated revenue grew from approximately $2,400,000 for fiscal year 1996 to $3,100,000 ($700,000, or 15%, of the $4,671,000 in total revenue growth) in fiscal year 1997.

The Company negotiates contracts with HMOs for the P.A.'s physicians to provide health care on a capitated reimbursement basis. Under these contracts, which typically are automatically renewed on an annual basis, the P.A. physicians provide virtually all covered primary care services and receive a fixed monthly capitation payment from the HMOs for each member who chooses a P.A. physician as his or her primary care physician. The capitation amount is fixed depending upon the age and sex of the HMO enrollee. Contracts with HMOs accounted for approximately 11% of the Company's net revenue in fiscal year 1997 compared to 10% in fiscal year 1996 and 8% in fiscal year 1995.

Increased revenues in fiscal year 1997 also reflect the Company's heightened focus on occupational medicine and industrial health services. Focused marketing materials, including quarterly newsletters for employers, were developed to spotlight the Company's services for industry. The Company also entered into an agreement with Companion Property and Casualty Insurance Company ("CP&C") wherein the Company acts as the primary care provider for injured workers of firms insured through CP&C. CP&C is a primary stockholder of UCI. See additional information at Item 12, "Certain Relationships and Related Transactions".

Patient encounters increased to 393,000 in fiscal year 1997, from 338,000 in fiscal year 1996.

Even with the positive effects of the factors mentioned above, revenues were short of goals for the year, due in part to the increased competition from hospitals and other providers in Columbia, Greenville, Sumter and Myrtle Beach. In each of these areas, regional hospitals have acquired or opened new primary care physician practices that compete directly with the Company for patients. In each case, the hospital owner of the Company's competition is believed to have significantly greater resources than the Company. Management believes that such competition will continue into the future and plans to compete on a basis of quality service and accessibility.

An operating margin of $1,458,000 was realized in fiscal year 1997 as compared to an operating margin of $1,729,000 in fiscal year 1996. This margin deterioration was primarily the result of the increased cost-cutting pressures being applied by managed care insurance payors that cover many of the Company's patients. The following table breaks out the Company's revenue and patient visits by revenue source for fiscal year 1997:

                                       Percent (%) of            Percent (%) of
            Payor                      Patient Visits               Revenue
-----------------------------       -------------------        -----------------

   Patient Pay                                24%                       24%
   Employer Paid                              15%                       11%
   HMO                                        10%                       11%
   Workers Compensation                       10%                       14%
   Medicare/Medicaid                          12%                        7%
   Managed Care Insurance                     24%                       28%
   Other                                       5%                        5%

As managed care plans attempt to cut costs, they typically increase the administrative burden of providers such as the Company by requiring referral approvals and by requesting hard copies of medical records before they will pay claims. The number of patients at the Company's Centers that are covered by a managed care plan versus a traditional indemnity plan continues to grow. Management expects this trend to continue.

The operating margin deterioration was also contributed to by the high costs of the three centers closed during fiscal year 1997. Costs exceeded revenues by $253,000 at these three centers during the fiscal year 1997.

Depreciation and amortization expense increased to $1,250,000 in fiscal year 1997, up from $961,000 in fiscal year 1996. This increase reflects higher depreciation expense as a result of significant leasehold improvements and equipment upgrades at a number of the Company's Centers, as well as an increase in amortization expense related to the intangible assets acquired from the Company's purchase of existing practices in Greenville and Columbia. Net interest expense increased from $583,000 in fiscal year 1996 to $813,000 in fiscal year 1997 primarily as a result of the interest costs associated with the indebtedness incurred in the leasehold improvements, the operating line of credit the Company has with its primary bank, and debt associated with the acquisitions noted above.

     Results of Operations and Balance Sheet Analysis for Fiscal Year 1996 Compared to Fiscal Year 1995

Total revenues for fiscal year 1996 increased by 29% to $23,254,000 from $17,987,000 for fiscal year 1995. The Company expanded from 25 to 29 Centers during fiscal year 1996.

The Company, in fiscal year 1996, increased its services provided to members of HMOs. In these arrangements, the Company, through the P.A., acts as the designated primary caregiver for members of HMOs who have selected one of the Company's Centers or providers as their primary care provider. The Company participated in four HMOs during fiscal 1996 and was the primary care "gatekeeper" for more than 18,000 capitated lives.

Patient encounters increased to 393,000 in fiscal year 1996 from 283,000 in fiscal year 1995.

An operating margin of $1,729,000 was realized in fiscal 1996 as compared to an operating loss of $193,000 in fiscal year 1995. This improvement was attributed to cost cutting measures put into place in the third quarter of fiscal year 1995 which focused on personnel costs.

Depreciation and amortization expense increased to $961,000 in fiscal year 1996, up from $579,000 in fiscal year 1995. This increase reflects higher depreciation expense as a result of significant leasehold improvements and equipment upgrades at a number of the Company's medical centers, as well as an increase in amortization expense related to the intangible assets acquired from the Company's purchase of existing practices in Greenville and Columbia. Net interest expense increased from $505,000 in fiscal year 1995 to $583,000 in fiscal year 1996 primarily as a result of the interest costs associated with the indebtedness incurred in leasehold improvements and the operating line of credit the Company had with its primary bank.

Effective October 1, 1993, the Company adopted Statement of Financial Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires the use of an asset and liability approach to accounting for income taxes. As part of the adoption of SFAS 109, the Company has recognized a deferred tax asset relating to net operating loss carry forwards which are available to offset future taxable income.

Cash and cash equivalents increased from $77,000 at September 30, 1995 to $238,000 at September 30, 1996. Cash was provided mainly via the sale of stock and the increase in debt.

Accounts receivable increased from $2,343,000 at September 30, 1995 to $4,187,000 at September 30, 1996. This was attributable to the opening of four additional primary care Centers and the overall growth in patient visits to existing Centers.

The increase in property and equipment during fiscal year 1996 is attributable to the equipment needs of new centers and the upgrading of equipment at established centers. The excess of cost over the net assets of acquired businesses (goodwill) totaled $5,829,000 at September 30, 1996 compared to $3,578,000 at the end of the previous fiscal year and reflects the medical practices acquired.

The current portion of debt decreased in fiscal year 1996 to $914,000 from $1,245,000 at the end of fiscal year 1995. This reduction was mainly due to the refinancing of the line of credit to a long-term maturity. Long-term debt increased from $3,121,000 to $4,459,000 primarily as a result of indebtedness incurred in capital leases for Center upfits and in the utilization of an operating line of credit.

Overall, the Company's current assets exceeded its current liabilities at September 30, 1996 by $2,020,000.

Results of Operations for the Three Months Ended September 30, 1997 as Compared to the Three Months Ended September 30, 1996:

The following summarizes the fiscal 1997 fourth quarter results of operations as compared to the prior year:

                                            For the Three Months Ended
                               ------------------------------------------------
                                  September 30, 1997        September 30, 1996
                                       (in 000's)                (in 000's)
                               ----------------------    ----------------------

  Revenues                          $   7,625                 $   6,250
  Operating Costs                       7,590                     6,012
  Operating Margin                         35                       238

  G&A Expenses                             25                        59
  Depreciation & Amortization             358                       273
  Interest Expense, net                   242                       156
  Benefit for Income Taxes                167                       266
  Net Income (loss)                      (423)                       16

     Revenues of $7,625,000 for the quarter ending September 30, 1997 reflect an increase of twenty-two (22%) percent from those of the quarter ending September 30, 1996.

Of the net increase of four centers during the year, discussed earlier, three were added during the fourth quarter and represented $530,000 of the total $1,375,000 in revenue growth from quarter to quarter.

     Patient encounters increased to 106,000 in the fourth quarter of fiscal 1997 from 88,000 in the fourth quarter of fiscal 1996.

Even with the positive effects of the factors mentioned above, revenues were short of goals for the quarter, due in part to the increased competition from hospitals and other providers in Columbia, Greenville, Sumter and Myrtle Beach. In each of these areas, regional hospitals have acquired or opened new primary care physician practices that compete directly with the Company for patients. In each case, the hospital owners of our competition are believed to have significantly greater resources than the Company. Management believes that such competition will continue into the future and plans to compete on a basis of quality service and accessibility.

During the fourth quarter of fiscal year 1997, the Company increased its allowance for doubtful accounts by $279,000.

The increases in depreciation, amortization and interest expense are all related to the items discussed in the year-to-date results with nothing unusual being recorded in the fourth quarter.

Financial Condition at September 30, 1997

The Company grew significantly during the year ended September 30, 1997.

Cash and cash equivalents decreased from $238,000 at September 30, 1996 to $15,000 at September 30, 1997. Cash was used mainly for acquisitions of equipment and practice intangibles.

Accounts receivable increased from $4,187,000 at September 30, 1996 to $5,944,000 at September 30, 1997. This was attributable to the net growth of four additional primary care Centers and the overall growth in patient visits to existing Centers. This growth was expected and management does not believe that there has been a decline in the collectibility of accounts receivable.

The increase in property and equipment is attributable to the equipment needs of new Centers and to the up-grading of equipment at established Centers. The excess of cost over the net assets of acquired businesses (goodwill) totaled $7,802,000 at September 30, 1997 compared to $5,829,000 at the end of the previous fiscal year and reflects the medical practices acquired.

The growth in accounts payable ($1,392,000 at September 30, 1996 to $2,040,000 at September 30, 1997) and in accrued salaries ($751,000 at September 30, 1996 to $959,000 at September 30, 1997) is attributable to the overall growth in the Company in terms of the number of centers and employees. Long-term debt increased from $4,459,000 to $6,920,000 primarily as a result of indebtedness incurred in capital leases for Center upfits, in the utilization of an operating line of credit, and as part of practice acquisitions. Management believes that it will be able to fund debt service requirements for the foreseeable future out of cash generated through operations.

Liquidity and Capital Resources

The Company requires capital principally to fund growth (acquire new Centers), for working capital needs and for the retirement of indebtedness. The Company's capital requirements and working capital needs have been funded through a combination of external financing (including bank debt and proceeds from the sale of common stock to CHC and CP&C), internally generated funds and credit extended by suppliers.

The Company has a $3,000,000 bank line of credit with an outstanding indebtedness of $2,906,000 at September 30, 1997. The line of credit bears interest of prime plus 1% with a maturity of December 1998. (Prime rate was 8.5% as of September 30, 1997.) The line of credit is used to fund the working capital needs of the Company's expansion.

Operating activities used $461,000 of cash during fiscal year 1997, compared with $1,197,000 used during fiscal year 1996. The increased utilization of cash for the increase of accounts receivable resulting from the growth in the number of Centers and in the number of patient visits was offset by an increase in accounts payable.

Investing activities used $808,000 of cash during fiscal year 1997 compared with $693,000 in fiscal year 1996 as a result of continued expansion activity. Continued growth is anticipated during fiscal year 1998. (See "Subsequent Events" for a description of acquisition activity in the first quarter of fiscal year 1998.)

The Company received $600,000 in cash during fiscal year 1997 resulting from private placements of stock with CP&C which was used in part to manage the Company's rapid growth. Should additional needs arise, the Company may consider additional capital sources to obtain funding. There is no assurance that any additional financing, if required, will be available on terms acceptable to the Company. (See "Subsequent Events" for a description of $1,500,000 in funding received by the Company in the first quarter of fiscal year 1998.)

     Overall, the Company's current assets exceeded its current liabilities at September 30, 1997 by $2,921,000 and by $2,020,000 at September 30, 1996.

The Company has a plan in place to ensure that the critical computer systems that support the Company's business will be year 2000 compatible.

Subsequent Events

 On October 1, 1997, the Company acquired certain assets of a three facility physical therapy practice in Columbia, South Carolina for $856,756 by assuming certain liabilities and issuing 276,976 shares of the common stock of the Company. The Company entered into employment agreements with the physical therapists who had been the owners of the practice. The Company also entered into lease agreements or assumed existing lease agreements from the previous owners. The practice previously had annual revenues of approximately $964,000.

On October 6, 1997, the Company completed a private placement of a $1.5 million, 6.5% five-year convertible subordinated debenture with FPA Medical Management, Inc., a national physician practice management company headquartered in San Diego, California. The debentures are convertible to common stock at any time within the five year period at a fixed price premium to the current stock price and are subject to Rule 144 of the Securities and Exchange Commission when converted.

On November 1, 1997, the Company acquired certain assets of a medical practice in New Ellenton, South Carolina for $262,004 by paying $17,468 at closing, financing $159,536 with the seller, and issuing 30,223 shares of the common stock of the Company. The Company entered into an employment agreement with the physician who had been the sole shareholder of the acquired medical practice. The Company also entered into a lease agreement with the physician owner for the facility occupied by the acquired medical practice. The practice previously had annual revenues of approximately $409,000.

On December 11, 1997, the Company renewed its long-term debt agreement with Carolina First Bank for a $3,000,000 line of credit, bearing interest at an annual rate of prime plus one (1%) percent (prime rate was 8.5% as of September 30, 1997). This line of credit balance at September 30, 1997 is classified as long-term on the accompanying balance sheet.

Item 7.  Financial Statements

Reference is made to the Index to Financial Statements on Page 28.

     Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

                                    PART III


     Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Directors

The UCI Restated Certificate of Incorporation provides for a classified Board of Directors so that, as nearly possible, one-third of the UCI Board of Directors is elected each year to serve a three-year term. Currently, the Board of Directors consists of seven directorships with staggered terms expiring at the Annual Meetings of Stockholders in 1998, 1999 and 2000. Pursuant to the authority granted to it by UCI's Bylaws, the Board of Directors has set the size of the Board of Directors at seven members. Set forth below is certain biographical information with respect to the directors of UCI.

Directors Whose Terms Expire in 2000

M.F. McFarland, III, M.D., 49, has served as Chairman of the Board, President and Chief Executive Officer of UCI since January 1987 and as a director of UCI since September 1984. From September 1984 until January 1987, he served as Vice President of UCI. He has served as President and as the sole director of UCI-SC and the P.A. for over five years. He served as Associate Professional Director of the Emergency Department of Richland Memorial Hospital in Columbia, South Carolina from 1978 to 1981 and was President of the South Carolina Chapter of the American College of Emergency Physicians in 1979. Dr. McFarland is currently a member of the Columbia Medical Society, the South Carolina Medical Association and the American Medical Association.

Charles M. Potok, 48, has served as a director of UCI since September 1995 and as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Insurance Company ("CP&C") since March 1984. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining CP&C, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance.

Directors Whose Terms Expire in 1999

Harold H. Adams, Jr., 50, has served as a director of UCI since June 1994 and as President and owner of Adams and Associates, International, Adams and Associates, and Southern Insurance Managers since June 1992. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 25 years of involvement in the insurance industry and is a member of many professional and civic organizations.

Thomas G. Faulds, 56, has served as a director of UCI since August 1996 and as Executive Vice President of Private Business for Blue Cross Blue Shield of South Carolina since October 1991. Mr. Faulds has been with Blue Cross Blue Shield of South Carolina since March 1972 where he has served in key senior management positions in government programs, information systems and operations.

Directors Whose Terms Expire in 1998

Charles P. Cannon, 47, has served as a director of UCI since September 1995, as Vice President, Corporate Controller and Assistant Treasurer for Blue Cross Blue Shield of South Carolina since April 1988 and as Assistant Treasurer for its subsidiary, Companion HealthCare Corporation, since April 1988. Prior to joining BCBS in April 1988, he was a Senior Manager and consultant for Price Waterhouse LLP for eleven years. Mr. Cannon is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, the Institute of Management Accountants, and the Tennessee Society of Certified Public Accountants.

Russell J. Froneberger, 52, has served as a director of UCI since June 1994 and as President of Global Consulting, a multinational marketing and financial consulting firm, since 1991. Mr. Froneberger has over thirty years of international corporate finance and marketing experience, having been associated with Manufacturers Hanover Trust Company from 1967 to 1972, and South Carolina National Bank, where he served as Senior Vice President of Marketing and Corporate Development Relations from 1972 to 1991. He has lectured on finance and capital formation at major universities and was the founder and first Chairman of the Midlands International Trade Association in Columbia, South Carolina.

Ashby Jordan, M.D., 58, has served as a director of UCI since August 1996 and as Vice President of Medical Affairs of Blue Cross Blue Shield of South Carolina since December 1986. Prior to joining Blue Cross Blue Shield, Dr. Jordan was the Vice President of Medical Affairs for CIGNA HealthPlan of South Florida, Inc. Dr.Jordan is Board Certified by the American Board of Pediatrics.

Executive Officers

The names and certain other biographical information of the executive officers, who are not also directors of UCI are as follows:

Jerry F. Wells, Jr., 35, has served as Chief Financial Officer and Executive Vice President of Finance of the Company since he joined the Company in February 1995 and as Corporate Secretary of the Company since December 1996. He has served as Chief Financial Officer and Corporate Secretary of UCI-SC and Corporate Secretary of the P.A. since December 1996. Prior to joining UCI, he served as a Senior Manager and consultant for Price Waterhouse LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants and the North Carolina CPA Association.

D. Michael Stout, M.D., 52, has served as Executive Vice President of Medical Affairs of UCI since 1985. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians and the Columbia Medical Society. Dr. Stout is also a member of the American College of Physician Executives.

Jon G. Keith, 48, has served as Executive Vice President and Chief Operating Officer of UCI and as Chief Operating Officer of UCI-SC since January 1997. Prior to that time, Mr. Keith served as Vice President for Corporate Services and Vice President for Administration for Baptist Healthcare System of South Carolina and Baptist Medical Center from 1985 until January 1997. Mr. Keith is a Diplomate with the American College of Healthcare Executives and a member of the Medical Group Management Association.

Jitendra S. Mehta, 46, has served as Executive Vice President of Development and Procurement of UCI since November 1993. Mr. Mehta has an extensive background in hospital and medical personnel administration. He served as Business Director of Multispecialty Clinic in Maryland from 1985 to 1989 and served as Vice President and Partner of Citrus Diagnostic Center from 1990 to 1993. Mr. Mehta is currently a member of American Registry for Radiological Technology and the Nuclear Medicine Technologist Certification Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the directors and officers of UCI to file reports of holdings and transactions in the common stock of UCI with the Securities and Exchange Commission ("SEC"). Based on UCI records and other information, UCI believes that all SEC filing requirements applicable to its directors and officers were complied with in respect to the fiscal year ended September 30, 1997.

Item 10.   Executive Compensation

Executive Compensation

The following table sets forth the total compensation earned during the fiscal year ended September 30, 1997 and during each of the two prior fiscal years by the Company's President and Chief Executive Officer and the executive officers of the Company whose annual compensation from the Company exceeded $100,000 for all services provided to UCI, UCI-SC, and the P.A. No other executive officer of UCI, UCI-SC or the P.A. earned compensation in excess of $100,000 for services provided to UCI, UCI-SC or the P.A. in any of the three fiscal years reflected below.


                                               SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                                                                 Compensation
                                                                                    Awards
                                                                               ------------------
                                                                                  Securities
                                            Annual Compensation                   Underlying               All Other
                                 ------------------------------------------
Name and Principal Position        FY        Salary(1)         Bonus(1)             Options             Compensation(2)
                                 -------- ----------------- ---------------    ------------------      -------------------

M.F. McFarland, III, M.D.         1997      $  316,540 (3)   $       0 (4)         141,675               $  7,968
Chairman, President and           1996         315,000 (3)      63,500 (4)          30,000                  7,368
Chief Executive Officer           1995         194,616 (3)     145,000 (4)          35,000                  6,818

D. Michael Stout, M.D.            1997      $  216,825 (5)   $       0 (6)          79,825              $       0
Executive Vice President of       1996         198,316 (5)           0 (6)          10,000                      0
Medical Affairs                   1995         157,600 (5)      32,000 (6)          20,000                      0


(1)  Amounts   included   under  the  heading   "Salary"  and  "Bonus"   include
     compensation from both UCI-SC and the P.A.

(2) Amounts included under the heading "All Other Compensation" are comprised of premiums for long term disability and life insurance provided by the Company for the benefit of Dr. McFarland.

(3) For services performed by Dr. McFarland for UCI-SC, a wholly-owned subsidiary of UCI, Dr. McFarland received an annual salary of $157,500 and $157,500 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. McFarland served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. McFarland for the P.A., an affiliated professional association that contracts with UCI-SC to provide all medical services at the Company's medical facilities, Dr. McFarland received an annual salary of $159,040, $157,500, and $194,616 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(4) Pursuant to the employment agreement dated October 1, 1995 between UCI-SC and Dr. McFarland, UCI-SC accrued incentive bonuses during the fiscal years ended September 30, 1997 and 1996 payable to Dr. McFarland of zero and $63,500, respectively and made no payments to Dr. McFarland against accrued bonuses. The P.A. accrued a bonus payable to Dr. McFarland during the fiscal year ended September 30, 1995 of $145,000. Dr. McFarland received draws from the P.A. out of previously accrued bonuses of $62,000, $120,000 and $167,430 during the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(5) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 and $45,833 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. Stout served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. Stout for the P.A., Dr. Stout received an annual salary of $166,825, $152,483, and $157,600 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(6) The P.A. accrued and paid bonuses to Dr. Stout of zero, zero and $32,000 during the fiscal years ended September 30, 1997, 1996 and 1995, respectively.

Option Grants

The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended September 30, 1997 to certain of the Company's executive officers. (All options reflected below vest one-third in each of the three years following grant date.)




                                          OPTION GRANTS IN LAST FISCAL YEAR
                                                  Individual Grants


                                        Number of
                                       Securities         Percent of Total
                                       Underlying          Options Granted        Exercise or
                                         Options            to Employees          Base Price            Expiration
             Name                        Granted             in FY 1997            Per Share               Date
--------------------------------     ----------------    --------------------    --------------     -------------------

M.F. McFarland, III, M.D.                  20,000                   4.49%           $  2.8875       Dec. 18, 2001
Chairman, President and Chief             121,675                  27.31%              2.1313       June 18, 2002
Executive Officer

D.Michael Stout, M.D.                       5,000                   1.12%              2.6250       Dec. 18, 2006
Executive Vice President of                74,825                  16.80%              1.9375       June 18, 2007
Medical Affairs


Fiscal Year-End Option Values

The following table sets forth certain information with respect to unexercised options to purchase Common Stock held at September 30, 1997. None of the named executive officers exercised any options during the fiscal year ended September 30, 1997.

                                          1997 FISCAL YEAR-END OPTION VALUES



                                      Number of Securities Underlying                    Value of Unexercised
                                      Unexercised Options at 09/30/97              In-the-Money Options at 09/30/97
                                  ----------------------------------------     -----------------------------------------
                                     Exercisable           Unexercisable          Exercisable           Unexercisable
                                  ------------------     ------------------    ------------------     ------------------

M.F. McFarland, III, M.D.                 33,333              173,342                $         0           $   44,862
Chairman, President and
Chief Executive Officer

D.    Michael Stout, M.D.                 16,666               93,159                          0               42,090
Executive Vice President of
Medical Affairs



Compensation of Directors

Non-employee directors are paid a fee of $500 for attendance at each meeting of the Board of Directors. Non-employee directors of UCI are reimbursed by UCI for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors.

During the fiscal year 1996, UCI adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provides for the granting of options to two non-employee directors for the purchase of 10,000 shares of UCI's common stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued to Harold H. Adams, Jr. and 5,000 options were issued to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. At September 30, 1997, there were stock options outstanding under the 1996 Non-Employee Plan for 10,000 shares, none of which were exercisable.

During the fiscal year 1997, UCI adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provides for the granting of options to four non-employee directors for the purchase of 20,000 shares of UCI's common stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued each to Charles P. Cannon, Thomas G. Faulds, Ashby H. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. At September 30, 1997, there were stock options outstanding under the 1997 Non-Employee Plan for 20,000 shares, none of which were exercisable.

Employee Contracts

Effective October 1, 1995, Dr. McFarland entered into a five year contract with UCI-SC that provides for annual compensation of $157,500, the use of one automobile, and an incentive bonus payable at the end of the Company's fiscal year subject to the Board of Directors' determination and based upon net income and gross revenue of the Company for the same year. Also, effective October 1, 1995, Dr. McFarland entered into a five year contract with the P.A. that provides for annual compensation of $157,500.

Effective November 1, 1995, Dr. Stout entered into a five year contract with UCI-SC that provides for annual compensation of $50,000. Also, effective November 1, 1995, Dr. Stout entered into a five year contract with the P.A. that provides for annual compensation of $160,000.

Item 11. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of the common stock of UCI as of September 30, 1997. Information is presented for (i) shareholders owning more than five percent of the outstanding common stock, (ii) each director and executive officer of UCI, individually, and (iii) all directors and executive officers of UCI, as a group. Except as otherwise specified, each of the shareholders named in the table has indicated to UCI that such shareholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that shareholder. Beneficial ownership reflected in the table below is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within sixty days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.





                                                              Number of Shares
                         Name                                Beneficially Owned          Percentage
-------------------------------------------------------     ----------------------    ------------------


Blue Cross Blue Shield of South Carolina                               2,624,6231                45.69%
I-20 at Alpine Road
Columbia, SC  29219

M.F. McFarland, III, M.D.                                                572,4612                 9.91%
1901 Main Street, Suite 1200, Mail Code 1105
Columbia, SC  29201

D. Michael Stout, M.D.                                                   275,1263                 4.78%
1901 Main Street, Suite 1200, Mail Code 1105
Columbia, SC  29201

Harold H. Adams, Jr.                                                        2,000                     *
6137 Hampton Ridge Road
Columbia, SC  29209

Charles P. Cannon                                                               0                     0
I-20 at Alpine Road
Columbia, SC  29219

Thomas G. Faulds                                                                0                     0
I-20 at Alpine Road
Columbia, SC  29219

Russell J. Froneberger                                                      2,000                     *
1201 Main Street, Suite 1980
Columbia, SC  29201

Ashby  Jordan, M.D.                                                             0                     0
I-20 at Alpine Road
Columbia, SC  29219

Jitendra Mehta                                                            16,6674                     *
1901 Main Street, Suite 1200, Mail Code 1105
Columbia, SC  29201

Jon G. Keith                                                                  500                     *
1901 Main Street, Suite 1200, Mail Code 1105
Columbia, SC  29201

Charles M. Potok                                                                0                     0
I-20 at Clemson Road
Columbia, SC  29219

Jerry F. Wells, Jr.                                                       25,0005                     *
1901 Main Street, Suite 1200, Mail Code 1105
Columbia, SC  29201

All current directors and executive officers
   as a group (11 persons)                                               893,754                15.56%

------------------------------------

     * Amount  represents  less than  1.0%.
     1 Shares are held of record by CHC (2,006,442 shares) and CP&C (618,181 shares), each of which is a wholly-owned subsidiary of BCBS.
     2 Includes 33,333 shares which may be acquired pursuant to the exercise of stock options.
     3 Includes 16,666 shares which may be acquired pursuant to the exercise of stock options.
     4 Includes 16,667 shares which may be acquired pursuant to the exercise of stock options.
     5 Includes 25,000 shares which may be acquired pursuant to the exercise of stock options

Item 12. Certain Relationships and Related Transactions

Agreements with Doctor's Care

Facilities Agreement. Pursuant to a Facilities Agreement between UCI-SC and the P.A. (the "Facilities Agreement"), UCI-SC supplies to the P.A. the facilities, equipment and assets of the Centers as well as such non-medical personnel as are reasonably required by the P.A. in the operation of the Centers. In exchange, the P.A. provides the necessary staffing for the performance of medical services at the Centers, including a physician to serve as Executive Medical Director having overall responsibility for the operations of the Centers. From the fees paid each month to the P.A. for services rendered at the Centers, the P.A. retains an amount equal to the cost of all narcotic drugs purchased by the P.A. during the month and an amount sufficient to satisfy the payroll and related personnel costs of the P.A. for physicians and other medical providers at the Centers, with the balance of the fees paid to UCI-SC. During the Company's fiscal years ended September 30, 1997, 1996, and 1995, the P.A. received an aggregate of approximately $27,925,000, $23,254,000, and $17,987,000, respectively, in fees prior to deduction by the P.A. of its payroll and other related deductible costs covered under the Facilities Agreement. For accounting purposes, the operations of the P.A. are combined with the operations of the Company and are reflected in the consolidated financial statements of the Company. Pursuant to the employment agreement between the P.A. and Dr. McFarland, Dr. McFarland serves as Executive Medical Director of the Centers, and is paid an annual salary for his services in such position. Refer to footnotes (3) and (4) of the Summary Compensation Table for compensation paid to Dr. McFarland by the P.A. during the fiscal years ended September 30, 1997, 1996, and 1995. Pursuant to the employment agreement between the P.A. and Dr. Stout, Dr. Stout provides medical services to the P.A., and is paid an annual salary for such services. Refer to footnotes (5) and (6) of the Summary Compensation Table for compensation paid to Dr. Stout by the P.A. during the fiscal years ended September 30, 1997, 1996, and 1995. In September 1996, the Facilities Agreement was renewed for an additional fifteen-year term. In January 1995, the Facilities Agreement was modified to provide UCI-SC with certain rights to terminate the Facilities Agreement (a) upon the death of Dr. McFarland, (b) upon Dr. McFarland ceasing to own, either directly or indirectly, a controlling interest in the P.A., or (c) upon Dr. McFarland becoming a "disqualified person" as defined by the South Carolina Business Corporation Act of 1988, as amended.

Refund Agreement. Pursuant to a Facilities Fee Refund Agreement (the "Refund Agreement") entered into among UCI, UCI-SC and the P.A., the P.A. was entitled to receive a refund of a portion of the fees payable to UCI-SC under the Facilities Agreement with respect to fourteen of the Centers. The Refund Agreement was terminated effective October 1, 1995. During UCI's fiscal years ended September 30, 1997 and 1996, UCI-SC made payments to the P.A. of $62,000 and $120,000, respectively, against accumulated refunds payable. At September 30, 1997 and 1996, UCI-SC had refunds payable to the P.A. of approximately $94,000 and $156,000, respectively.

Facility Leases

UCI-SC leases six medical center facilities from CHC and one medical center facility from CP&C under operating leases with fifteen year terms expiring in 2008, 2009 and 2010. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements. Each of these leases has a five year renewal option, and a rent guarantee by the P.A. One of the leases has a purchase option allowing UCI-SC to purchase the center at fair market value after February 1, 1995. Total lease payments made by UCI-SC under these leases during the Company's fiscal years ended September 30, 1997 and 1996 were $319,730 and $306,178, respectively.

Several of the medical center facilities operated by UCI-SC are leased or were leased from entities owned or controlled by certain principal shareholders and/or members of the Company's management. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

(bullet) The Doctor's Care Northeast facility is leased from a partnership in which Dr. McFarland is a general partner. The lease was renewed in October 1994 for a five year term. The lease has two five-year renewal options and provides UCI-SC with an option to purchase the facility at its fair market value after October 1995. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were $45,600 and $45,600, respectively, plus utilities and real estate taxes.

(bullet) The Doctor's Care Lexington facility was leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. The Doctor's Care Lexington facility was sold in February 1996 to unrelated third parties who lease it to the Company. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $14,125, respectively, plus utilities and real estate taxes.

(bullet) The Doctor's Care West Columbia and the Doctor's Care Beltline facilities were leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. Both of these centers' facilities were sold in May 1996 to unrelated third parties who lease them to the Company. Total lease payments made by UCI-SC under these two leases during the fiscal years ended September 30, 1997 and 1996 were zero and $46,516, respectively, plus utilities and real estate taxes. In connection with its agreement to lease these two facilities, UCI-SC guaranteed the lessor's mortgage debt relating to the two facilities. At September 30, 1997 and 1996, the outstanding balance of such debt was zero and zero, respectively, plus utilities and real estate taxes.

(bullet) The Doctor's Care Lugoff facility was leased directly from Dr. McFarland. This facility was sold in May 1996 to an unrelated third party who leases it to the Company. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $16,613, respectively, plus utilities and real estate taxes.

Other Transactions with Related Parties

Blue Cross Blue Shield of South Carolina ("BCBS") owns 100% of Companion HealthCare Corporation ("CHC"), Companion Property & Casualty Insurance Company ("CP&C") and Companion Technologies, Inc. ("CT"). At September 30,1997, CHC owned 2,006,442 shares of UCI's outstanding common stock and CP&C owned 618,181 shares of UCI's outstanding common stock, which combine to approximately 46% of UCI's outstanding common stock.

The following is a historical summary of BCBS and its subsidiaries' purchases of UCI's common stock.

                                                      Price             Total
   Date                             Number             per            Purchase
Purchased         Entity          of Shares          Share             Price
-----------    ----------     --------------     ----------      --------------
12/10/93            CHC               333,333        1.50          $    500,000
06/08/94            CHC               333,333        3.00          $  1,000,000
01/16/95            CHC               470,588        2.13          $  1,000,000
05/24/95            CHC               117,647        2.13          $    250,000
11/03/95            CHC               218,180        2.75          $    599,995
12/15/95            CHC               218,180        2.75          $    599,995
03/01/96            CHC               109,091        2.75          $    300,000
06/04/96           CP&C               218,181        2.75          $    599,998
06/23/97           CP&C               400,000        1.50          $    600,000

Including shares purchased by CHC from third parties, at September 30, 1997, BCBS controls 2,624,623 shares, or approximately 46% of UCI's outstanding common stock. The shares acquired by CHC and CP&C from UCI were purchased pursuant to stock purchase agreements and were not registered. The shares acquired by CHC and CP&C were purchased at amounts below fair value at time of purchase due to lower issuance costs incurred by UCI of these unregistered securities. CHC and CP&C have the right to require registration of the stock under certain circumstances as described in the agreement. BCBS and its subsidiaries have the option to purchase as many shares as may be necessary for BCBS to maintain ownership of 47% of the outstanding common stock of UCI in the event that UCI issues additional stock to other parties (excluding shares issued to employees or directors of UCI).

During the Company's fiscal year ended September 30, 1994, UCI-SC purchased a new billing and accounts receivable system from CT for an aggregate purchase price of $504,000. The Company entered into a capital lease agreement for this system, which includes computer equipment. The Company has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 1997 is $340,916, which includes lease addenda. The terms of the purchase agreement are believed to have been no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

During the Company's fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through the P.A., acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the Company's fiscal year ended September 30, 1995, UCI-SC executed a $400,000.00 note payable to CP&C payable in monthly installments of $4,546 (including 11% interest) from April 1, 1995 to March 1, 2010, collateralized by certain accounts receivable. The terms of the agreement with CP&C are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

UCI-SC, through the P.A., provides services to members of a health maintenance organization ("HMO") operated by CHC who have selected the P.A. as their primary care provider. The terms of the agreement with CHC are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

During the year ended September 30, 1996, BCBS provided a non-interest bearing advance to the Company in the amount of $600,000. This advance was paid in full in December 1996. Management of the Company believes that the terms of this advance are no less favorable than those that would have been obtainable through arm's-length negotiations with related third parties for similar services.

The employees of the Company are offered health, life, and dental insurance coverage at group rates from BCBS and its subsidiaries. The group rates offered to the employees of the Company are believed to be no more or less favorable to the Company than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

The Company contracts with Adams and Associates for its workers compensation and professional liability insurance coverage. Aggregate premiums paid during the fiscal year ended September 30, 1997 in connection with such policies were approximately $155,000. Adams and Associates contracts with CP&C to be the insurance carrier for the Company's workers compensation insurance coverage. During the fiscal year ended September 30, 1996, Adams and Associates provided short-term financing to the Company for approximately $17,000 in workers compensation audit premiums, which was paid in full during the fiscal year ended September 30, 1997. Harold H. Adams, Jr. is the President and owner of Adams and Associates and is also a director of the Company. Effective November 1, 1997, the Company no longer contracts through Adams and Associates for any of its insurance coverage. Management of the Company believes that the terms of its contracts with Adams and Associates were no more or less favorable to the Company than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

The Company has contracted since September 1994 with Global Consulting, Inc. for financial and marketing consulting services. Russell J. Froneberger is the President and owner of Global Consulting, Inc. and is also a director of the Company. Fees paid during the fiscal year ended September 30, 1997 in connection with these services were approximately $96,000. Management of the Company believes that the terms of its contracts with Global Consulting, Inc. are no more or less favorable to the Company than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

Item 13.   Exhibits and Reports on Form 8-K

A listing of the exhibits to the Form 10-KSB is set forth on the Exhibit Index which immediately precedes such exhibits in this Form 10-KSB.

Reports on Form 8-K

         The Company filed a Form 8-K on August 5, 1997 which reported the acquisition by UCI-SC of Springwood Lake Family Practice Center, P.A. of Columbia, South Carolina. Financial statements of the acquired entity and pro forma financial information regarding the combined entity were filed in a Form 8-K/A on October 18, 1997.

The Company filed a Form 8-K on September 1, 1997 which reported the acquisition by UCI-SC of Clifton G. Aycock, M.D., P.A. of Camden, South Carolina. Financial statements of the acquired entity and pro forma financial information regarding the combined entity were filed in a Form 8-K/A on November 13, 1997.

The Company filed a Form 8-K on September 9, 1997 which reported the acquisition by UCI-SC of Leif Martin Adams, D.O., P.A. of Summerville, South Carolina. Financial statements of the acquired entity and pro forma financial information regarding the combined entity were filed in a Form 8-K/A on November 19, 1997.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                        Page(s)

Report of Independent Accountants...........................                30


Consolidated Balance Sheets at September 30, 1997 and 1996..                31


Consolidated Statements of Operations for the years
         ended September 30, 1997, 1996 and 1995  ..........                32


Consolidated Statements of Changes in Stockholders' Equity
         for the years ended September 30, 1997, 1996 and 1995..            33


Consolidated Statements of Cash Flows for the years
         ended September 30, 1997, 1996 and 1995  ..............            34


Notes to Consolidated Financial Statements......................         35-50




All other schedules are omitted because they are not applicable or the required information is included in the consolidated financial statements or notes thereto.

                          UCI MEDICAL AFFILIATES, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                           SEPTEMBER 30, 1997 AND 1996

                        Report of Independent Accountants


December 4, 1997



To the Board of Directors and
Stockholders of UCI Medical Affiliates, Inc.




In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of UCI Medical Affiliates, Inc. at September 30, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






Columbia, South Carolina












           ORIGINAL SIGNED OPINION ON PRICE WATERHOUSE LLP LETTERHEAD
                                 IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.



                                         UCI Medical Affiliates, Inc.
                                          Consolidated Balance Sheets



                                                                                  September 30,
                                                                     ----------------------------------------
                                                                            1997                  1996
                                                                     -------------------     ----------------
Assets
Current assets
   Cash and cash equivalents                                         $         14,676         $  237,684
   Accounts receivable, less allowance for doubtful accounts
       of $878,469 and $1,021,856                                           5,943,884          4,187,394
   Inventory                                                                  502,888            407,617
   Deferred taxes                                                             334,945            197,056
   Prepaid expenses and other current assets                                  579,217            441,384
                                                                     -------------------     ----------------
Total current assets                                                        7,375,610          5,471,135

Property and equipment less accumulated depreciation of
   $2,724,222 and $2,025,970                                                4,002,699          3,300,048
Deferred taxes                                                              1,417,237            855,126
Excess of cost over fair value of assets acquired, less
   accumulated amortization of $1,664,739 and
   $1,210,569                                                               7,801,607          5,828,963
Other assets                                                                  266,379            277,422
                                                                     -------------------     ----------------
Total Assets                                                         $     20,863,532        $15,732,694
                                                                     ===================     ================

Liabilities and Stockholders' Equity
Current liabilities
   Current portion of long-term debt                                 $        840,879        $   795,652
   Current portion of long-term debt payable to employees                     177,445            118,097
   Accounts payable                                                         2,039,506          1,391,858
   Accrued salaries and payroll taxes                                         959,068            750,745
   Other accrued liabilities                                                  437,667            394,635
                                                                     -------------------     ----------------
Total current liabilities                                                   4,454,565          3,450,987

   Long-term debt, net of current portion                                   6,438,655          4,442,503
   Long-term debt payable to employees, net of current portion                481,815             16,981
                                                                     -------------------     ----------------
 Total Liabilities                                                         11,375,035          7,910,471
                                                                     -------------------     ----------------

Commitments and contingencies

Stockholders' Equity
   Preferred stock, par value $.01 per share:
      Authorized shares - 10,000,000; none issued
                                                                                    0                 0
   Common stock, par value $.05 per share:
      Authorized shares - 10,000,000
      Issued and outstanding- 5,744,965 and 4,807,807
         shares                                                               287,248           240,390
   Paid-in capital                                                         15,435,535        13,732,393
   Accumulated deficit                                                     (6,234,286)       (6,150,560)
                                                                     -------------------     ----------------
Total Stockholders' Equity                                                  9,488,497         7,822,223
                                                                     -------------------     ----------------

Total Liabilities and Stockholders' Equity                           $     20,863,532      $ 15,732,694
                                                                     ===================     ================


            The accompanying notes are an integral part of these consolidated financial statements.



                                         UCI Medical Affiliates, Inc.
                                     Consolidated Statements of Operations




                                                                            For the Years Ended September 30,
                                                             -----------------------------------------------------------------
                                                                   1997                    1996                   1995
                                                             -----------------      -------------------    -------------------

Revenues                                                     $  27,924,772          $  23,254,351          $  17,987,147
Operating costs                                                 26,466,294             21,525,421             18,180,080
                                                             -----------------      -------------------    -------------------
Operating margin                                                 1,458,478              1,728,930               (192,933)

General and administrative expenses                                153,445                148,637                 87,616
Depreciation and amortization                                    1,250,349                961,115                579,224
                                                             -----------------      -------------------    -------------------
Income (loss) from operations                                       54,684                619,178               (859,773)

Other income (expenses)
   Interest expense, net of interest income                       (812,749)              (582,937)              (505,459)
   Gain (loss) on disposal of equipment                              8,809                  2,105                  5,493
                                                             -----------------      -------------------    -------------------
Other income (expense)                                            (803,940)              (580,832)              (499,966)

Income (loss) before benefit for income taxes                     (749,256)                38,346             (1,359,739)
Benefit for income taxes                                           665,530                427,733                      0
                                                             =================      ===================    ===================
Net income (loss)                                            $     (83,726)        $      466,079           $ (1,359,739)
                                                             =================      ===================    ===================

Net Income (loss) per common and
   common equivalent share                                   $        (.02)        $          .11           $       (.43)
                                                             =================      ===================    ===================
Weighted average common shares
   outstanding                                                   5,005,081              4,294,137              3,136,544
                                                             =================      ===================    ===================

            The accompanying notes are an integral part of these consolidated financial statements.



                          UCI Medical Affiliates, Inc.
           Consolidated Statements of Changes in Stockholders' Equity



                                          Common Stock                   Paid-In            Accumulated
                                 --------------------------------
                                     Shares           Par Value          Capital              Deficit               Total
                                 ----------------    -------------    ---------------    ------------------    ----------------


Balance, September 30, 1994          2,622,178         $131,109         $7,728,554           $ (5,256,896)     $ 2,602,767
   Net income (loss)                       ---              ---                ---             (1,359,739)      (1,359,739)
   Issuance of common stock            885,888           44,294          1,975,706                     --        2,020,000
   Other                                    98                5            (10,004)                    (4)         (10,003)
                                 ----------------    -------------    ---------------    ------------------    ----------------
Balance, September 30, 1995          3,508,164          175,408           9,694,256            (6,616,639)        3,253,025
                                 ----------------    -------------    ---------------    ------------------    ----------------
   Net income (loss)                       ---              ---                 ---               466,079           466,079
   Exercise of Stock Options             2,300              115                 460                   ---               575
   Issuance of common stock          1,297,350           64,868           4,077,677                   ---         4,142,545
   Other                                    (7)              (1)            (40,000)                  ---           (40,001)
                                 ----------------    -------------    ---------------    ------------------    ----------------
Balance, September 30, 1996          4,807,807          240,390          13,732,393            (6,150,560)        7,822,223
                                 ----------------    -------------    ---------------    ------------------    ----------------
   Net income (loss)                       ---              ---                 ---               (83,726)          (83,726)
   Issuance of common stock            937,162           46,858           1,703,142                   ---         1,750,000
   Other                                    (4)             ---                 ---                   ---               ---
                                 ================    =============    ===============    ==================    ================
Balance, September 30, 1997          5,744,965       $  287,248        $ 15,435,535          $ (6,234,286)       $9,488,497

                                 ================    =============    ===============    ==================    ================

            The accompanying notes are an integral part of these consolidated financial statements.


                                          UCI Medical Affiliates, Inc.
                                     Consolidated Statements of Cash Flows



                                                                            For the Years Ended September 30,
                                                                -----------------------------------------------------------
                                                                      1997                 1996                 1995
                                                                ------------------    ----------------     ----------------
Operating activities:
Net income (loss)                                               $      (83,726)       $     466,079        $   (1,359,739)
Adjustments to reconcile net income (loss) to net
   cash provided by  (used in) operating activities:
      (Gain) loss on disposal of equipment                              (8,809)              (2,105)               (5,493)
      Provision for losses on accounts receivable                    1,106,252              627,508               544,208
      Depreciation and amortization                                  1,250,349              961,115               579,224
      Common stock issued                                                    0                    0                 4,125
      Deferred taxes                                                  (700,000)            (440,000)                    0
Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                       (2,679,489)          (2,447,650)           (1,379,019)
   (Increase) decrease in inventory                                    (83,521)            (142,549)              (47,992)
   (Increase) decrease in prepaid expenses and other
      current assets                                                  (137,833)            (159,324)             (158,536)
   Increase (decrease) in accounts payable and accrued
      expenses                                                         876,253              (59,707)            1,363,180
                                                                ------------------    ----------------     ----------------

Cash provided by (used in) operating activities                       (460,524)          (1,196,633)             (460,042)
                                                                ------------------    ----------------     ----------------

Investing activities:
Purchases of property and equipment                                   (531,941)            (438,491)             (620,584)
Acquisitions of goodwill                                              (286,896)            (239,832)              (24,426)
(Increase) decrease in other assets                                     11,042              (14,654)                2,760
                                                                ------------------    ----------------     ----------------

Cash provided by (used in) investing activities                       (807,795)            (692,977)             (642,250)
                                                                ------------------    ----------------     ----------------

Financing activities:
Proceeds from issuance of common stock,
   net of redemptions                                                 600,000             2,089,990             1,240,000
Net borrowings (payments) under line-of-credit agreement            2,030,844               400,000               475,000
Proceeds from issuance of common stock under
   stock option plan                                                        0                   575                     0
Proceeds from increase in long-term debt                              280,000               600,095
Payments on long-term debt                                         (1,865,533)           (1,039,879)             (746,481)
                                                                ------------------    ----------------     ----------------

Cash provided by financing activities                               1,045,311             2,050,781               968,519
                                                                ------------------    ----------------     ----------------

Increase (decrease) in cash and cash equivalents                     (223,008)              161,171              (133,773)
Cash and cash equivalents at beginning of year                        237,684                76,513               210,286
                                                                ------------------    ----------------     ----------------

Cash and cash equivalents at end of year                        $      14,676         $     237,684         $      76,513
                                                                ==================    ================     ================

            The accompanying notes are an integral part of these consolidated financial statements.

                          UCI MEDICAL AFFILIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1997


1.       Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of UCI Medical Affiliates, Inc. include the accounts of UCI Medical Affiliates, Inc. ("UCI"), its wholly owned subsidiary, UCI Medical Affiliates of South Carolina, Inc. ("UCI-SC") and Doctor's Care, PA ("the P.A."), collectively the "Company". The financial statements of the P.A. are consolidated with UCI because UCI-SC has unilateral control over the assets and operations of the P.A. and, notwithstanding the lack of technical majority ownership, consolidation of the P.A. with UCI is necessary to present fairly the financial position and results of operations of UCI. UCI-SC provides non-medical management and administrative functions for 40 medical clinics (the "Centers"). All medical services at the Centers are provided by or under the supervision of the P.A., which has contracted with UCI-SC to provide the medical direction of the Centers. The P.A. is wholly owned by M.F. McFarland, III, M.D., who also serves as the President, Chairman and Chief Executive Officer of the Company. The medical directors operate the Centers under the financial and operational control of UCI-SC. However, medical supervision of the centers is provided solely by the P.A. The P.A. remits to UCI-SC all medical service revenues generated by the Centers, net of expenses incurred by the P.A. All medical service revenues are recorded in the accompanying financial statements as revenue. Control of the P.A. is perpetual and other than temporary because of the nature of this relationship and the management agreements between the entities. The management and facilities agreement expires on September 30, 2010. The net assets of the P.A. are not material for any period presented and intercompany accounts and transactions have been eliminated.

Refer to Note 9 for additional information.

In November 1997 the Emerging Issue Task Force (EITF) finalized EITF 97-2 which provides guidance on consolidation of physician practices and enhances related disclosures of physician practice management companies. This EITF 97-2 is effective for fiscal years ending after December 15, 1998. The Company is in the process of evaluating any potential effect on its reporting format.

The P.A. enters into employment agreements with physicians for terms ranging from one to ten years. All employment agreements have clauses that allow for early termination of the agreement if certain events occur such as the loss of a medical license. Over 80% of the physicians employed by the P.A. are paid on an hourly basis for time scheduled and worked at the medical centers while other physicians are salaried. A few of the physicians have incentive compensation arrangements which are contractually based upon factors such as productivity, collections and quality.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates and assumptions. Significant estimates are discussed in these footnotes, as applicable.

The Company operates as one segment as defined by SFAS 131.

Medical Supplies and Drug Inventory

The inventory of medical supplies and drugs is carried at the lower of average cost or market.

Property and Equipment

Depreciation is provided principally by the straight-line method over the estimated useful lives of the assets, ranging from three to thirty years.

Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized.

Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the consolidated statements of operations.

Intangible Assets

Prior to September 30, 1994, the excess of cost over fair value of assets acquired (goodwill) was amortized on the straight-line method over periods from 15 to 30 years. Since October 1, 1994, goodwill arising from acquisitions has been amortized on the straight line method over 15 years. Subsequent to an acquisition, the Company periodically evaluates whether later events and circumstances have occurred that indicate that the remaining balance of goodwill may not be recoverable or that the remaining useful life may warrant revision. When external factors indicate that goodwill should be evaluated for possible impairment, the Company uses an estimate of the related center's discounted cash flows over the remaining life of the goodwill and compares it to the center's goodwill balance to determine whether the goodwill is recoverable or if impairment exists, in which case an adjustment is made to the carrying value of the asset.

Revenue Recognition

Revenue is recognized at estimated net amounts to be received from employers, third party payors, and others at the time the related services are rendered. Capitation payments from payors are paid monthly and are recognized as revenue during the period in which enrollees are entitled to receive services. The Company recognizes capitation revenue from HMOs that contract with the Company for the delivery of health care services on a monthly basis. This capitation revenue is at the contractually agreed-upon per-member, per-month rates. Capitation revenue was approximately $3,100,000, $2,400,000 and $1,400,000 for the fiscal years ended September 30, 1997, 1996 and 1995, respectively.

Earnings Per Share

The computation of income per common and common equivalent share is based on the weighted average number of common shares outstanding during the period plus (in periods in which they have a dilutive effect) the effect of common shares issuable from stock options and warrants, using the treasury stock method. SFAS 128 redefines the terms and method of calculating earnings per share. SFAS 128 is effective for periods ended after December 15, 1997. Had the Company adopted SFAS 128 during the year ended September 30, 1997, there would be no change to the earnings per share reported.

Income Taxes

Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which are anticipated to be in effect when these differences reverse. The deferred tax (benefit) provision is the result of the net change in the deferred tax assets to amounts expected to be realized.

Cash and Cash Equivalents

The Company considers all short-term deposits with a maturity of three months or less at acquisition date to be cash equivalents.

Fair Value of Financial Instruments

The estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The fair value estimates presented herein are based on pertinent information available to management as of September 30, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date and current estimates of fair value may differ significantly from the amounts presented herein. The fair values of the Company's financial instruments are estimated based on current market rates and instruments with the same risk and maturities. The fair values of cash and cash equivalents, accounts receivable, accounts payable, notes payable and payables to related parties approximate the carrying values of these financial instruments.

Reclassifications

Certain 1995 amounts have been reclassified to conform with the 1996 and 1997 presentation.


2.       Property and Equipment

Property and equipment consists of the following at September 30:

                                                                         1997                     1996
                                                                 ---------------------    ---------------------

Leasehold improvements                                               $     827,218            $     558,098
Property and equipment, including capitalized leases                     5,899,703                4,767,920
                                                                 ---------------------    ---------------------
                                                                         6,726,921                5,326,018
Less, accumulated depreciation and amortization                         (2,724,222)              (2,025,970)
                                                                 ---------------------     --------------------
                                                                     $  4,002,699             $   3,300,048
                                                                 =====================    =====================

At September  30, 1997 and 1996  capitalized  leased  equipment  included  above
amounted  to  approximately  $3,063,000  and  $2,298,000,   net  of  accumulated
amortization of $969,000 and $538,000, respectively. Depreciation and amortization expense equaled $796,179, $619,817 and $384,638 for the years ended September 30, 1997, 1996 and 1995, respectively.

3.       Business Combinations

During the fiscal year ended September 30, 1997, the Company acquired the net assets of five medical practices, and in most cases, entered into employment agreements with the physician owners of those practices. The acquisitions were accounted for under the purchase method, and the financial activity since the date of acquisition of these acquired practices has been included in the accompanying consolidated financial statements. The combined pro forma results listed below reflect purchase price accounting adjustments assuming the acquisitions occurred at the beginning of each fiscal year presented. Individual pro forma disclosures are not provided here as the information is deemed to be insignificant for separate presentation.

Refer to Note 14 for  details  regarding  business  combinations  in fiscal year
1997.

                                                         Unaudited
                                         -----------------------------------
                                               1997                1996
                                         ---------------     ---------------

Revenue                                     $30,124,821      $26,287,192
Net income (loss)                           $    26,717      $   583,222
Net income (loss) per common
   and common equivalent share              $         0      $       .12

4.       Income Taxes

The components of the (benefit) provision for income taxes for the years ended September 30 are as follows:

                                           1997                 1996
                                    ---------------    -----------------
Current:
   Federal                            $   31,675           $   12,267
   State                                   2,795                   --
                                     --------------    -----------------
                                          34,470               12,267
                                     --------------    -----------------
Deferred:
   Federal
                                        (643,243)            (404,324)
   State                                 (56,757)             (35,676)
                                     --------------    -----------------
                                        (700,000)            (440,000)
                                     --------------    -----------------

Total income tax benefit               $(665,530)           $(427,733)
                                     ==============    =================

Deferred taxes result from temporary differences in the recognition of certain items of income and expense, and the changes in the valuation allowance attributable to deferred tax assets.

The principal sources of temporary differences and the related deferred tax effects as of September 30, were as follows:

                                    1997            1996             1995
                                -------------    ------------    -------------
Allowance for doubtful accounts  $  53,053       $ (151,008)     $   169,043
Related party accruals              22,940           21,734           (7,673)
Operating loss carryforwards      (238,726)         180,489         (687,242)
Accumulated depreciation            68,809           75,388           58,324
                                -------------    ------------    -------------
                                   (93,924)         126,603         (467,548)
Changes in valuation allowance    (606,076)        (566,603)         467,548
                                -------------    ------------    -------------
                                 $(700,000)       $(440,000)     $       ---
                                =============    ============    =============

At September 30, 1997, 1996 and 1995 the Company's deferred tax assets (liabilities) and the related valuation allowances are as follows:

                                    1997             1996              1995
                                 -----------      ----------      ------------
Allowance for doubtful accounts $  325,034        $   378,087     $    227,079
Related party accruals              58,420             81,360          103,094
Operating loss carryforwards     2,993,578          2,754,874        2,935,363
Accumulated depreciation          (279,548)          (210,762)        (135,374)
                                 -----------      -----------     ------------
                                $3,097,483        $ 3,003,559     $ 3,130,162
                                 ===========      ===========     ============

Valuation allowance             $1,345,301        $ 1,951,377     $ 2,517,980
                                 ===========      ===========     ============



The principal  reasons for the differences  between the consolidated  income tax
(benefit) expense and the amount computed by applying the statutory federal income tax rate of 34% to pre-tax income were as follows for the years ended
September 30:


                                                               1997                 1996                 1995
                                                         -----------------    -----------------    ------------------

Tax at federal statutory rate                            $ (254,747)          $    13,038            $ (462,311)
Effect on rate of:
  Amortization of goodwill                                   67,528                48,704                15,708
  Non deductible expenses                                    12,068                32,091                21,107
  Life insurance premiums                                       815                 5,392                 3,044
  Other, net                                                114,882                27,378               (45,096)
  Change in valuation allowance                            (606,076)             (566,603)              467,548
                                                         -----------------    ------------------    -----------------
                                                         $ (665,530)          $  (440,000)           $      ---
                                                         =================    =================    ==================


At  September  30,  1997,   the  Company  has  net  tax  operating   loss  (NOL)
carryforwards expiring in the following years ending September 30,

                          2000            $    910,935
                          2001               1,783,595
                          2002               1,802,220
                          2003                 458,112
                          2005                 470,006
                          2006                  76,306
                          2010               1,944,371
                          2012                 645,206
                                       ----------------
                                           $ 8,090,751
                                       ================

During the year ended September 30, 1996, the Company experienced an ownership change which limits the amount of net operating losses the Company may use on an annual basis for income tax purposes. The Company may use $893,507 of net operating losses on an annual basis. This limitation should not severely limit the Company's ability to utilize its net operating loss carryforwards.

In determining that it was more likely than not that the recorded deferred tax asset would be realized, management of the Company considered the following:

(bullet) The generation of future taxable income in excess of income reported on the consolidated financial statements.

(bullet) The budgets and forecasts that management and the Board of Directors had adopted for the next five fiscal years including plans for expansion.

(bullet)       The ability to utilize NOL's prior to their expiration.

(bullet) The potential limitation of NOL utilization in the event of a change in ownership.

The Company has $7,800 and $8,450 of investment tax credit carryforwards which expire in 1999 and 2000, respectively.



5.       Long-Term Debt

Long-term debt consists of the following at September 30:


                                                                                      1997                 1996
                                                                                  -----------------    -----------------

Line of Credit with a financial  institution  in the amount of $3,000,000  dated
December  9, 1996,  bearing  interest  at a rate of prime plus 1% (prime rate is
8.5% as of September  30,  1997),  secured by certain  accounts  receivable  and inventory, and the personal guarantee of an
officer of the Company, renewable annually in December of each year.              $2,905,845            $       0

Note payable in the amount of  $1,600,000  with monthly  installments  of $8,889 plus  interest at prime plus 6% (prime rate is 8.5% as of September  30,  1997), through February 1, 2009 collateralized by certain accounts
receivable and leasehold interests and the guarantee of the P.A.                   1,208,889            1,315,556

Note payable to Companion  Property & Casualty Insurance Company (a shareholder)
in the amount of $400,000,  with monthly  installments of $4,546  (including 11%
interest) from April 1, 1995 to March 1, 2010,
collateralized by certain accounts receivable                                        368,624              381,832

Note payable to a financial  institution in the amount of $280,000,  dated March
11, 1997, with monthly  installments  (including  interest at a variable rate of prime plus 1%) (prime  rate is 8.5% as of  September  30,  1997) of $3,100  from
April 1997 to February 2002, with a final payment of all remaining principal and accrued interest due in March 2002,
collateralized by a mortgage on one of the Company's medical facilities.             274,715                    0

Note payable to a financial  institution  in the amount of $194,782,  payable in monthly installments of interest only at a rate of 9.25%, maturing on January 1,
2005, personally guaranteed by three physician
employees of the P.A.                                                                194,782                    0

Note payable in the amount of $250,000 with monthly  installments of $1,389 plus interest at prime plus 2% (prime rate is 8.5% as of September
30, 1997), through February 1, 2009 collateralized by a condominium                  188,889              205,556

Note  payable to a financial  institution  in the amount of $99,209,  payable in monthly installments of interest only at a rate of 9%, maturing on May
1, 2002, personally guaranteed by three physician employees of the P.A.               99,209                    0

Note  payable in the  amount of  $240,000  dated  March 1,  1996,  with  monthly installments of $11,075  (including 10% interest) from April 1, 1996 to March 1,
1998, collateralized by a security agreement executed by UCI-SC
and the P.A.                                                                          54,016              174,866

Note  payable in the amount of $43,500  dated  September  1, 1997,  with monthly installments (including 8% interest) of $1,500, payable from
January 1998 to September 2000.                                                       43,500                    0

Notes payable in monthly installments over three to four years at
interest rates ranging from 3.9% to 10.5%, collateralized by related                  18,508               39,662
vehicles



                                       40


5.       Long-Term Debt (Continued)
                                                                                       1997                 1996
                                                                                 -----------------    -----------------
Note payable in the amount of $725,000 dated March 22, 1996, bearing interest at a rate of prime plus 1.5% (prime rate is 8.5% as of September
30, 1997), due October 23, 1996, collateralized by a personal investment                   0              725,000
of an officer of the Company

Note payable in the amount of $150,000 dated August 15, 1996,  bearing  interest at a rate of prime plus 1.5% (prime rate is 8.5% at September
30, 1997), due October 23, 1996, collateralized by a personal investment                   0              150,000
of an officer of the Company

Advance payable to Blue Cross Blue Shield of SC (a shareholder) in the
amount of $600,000 dated September 24, 1996, bearing no interest.                          0              600,000
                                                                            -----------------    -----------------

     Subtotal                                                                      5,356,977            3,592,472

Note payable to a physician employee of the P.A. in the amount of
$294,000 with monthly installments (including 8.5% interest) of $6,032
from August 1997 to August 2002.                                                     286,073                    0

Note payable to a physician employee of the P.A. in the amount of
$294,000 with monthly installments (including 8.5% interest) of $6,032
from August 1997 to August 2002.                                                     286,073                    0

Note payable to a physician employee of the P.A. in the amount of $43,000,  with monthly  principal  payments of $4,000  from  October  1997 to January  1998 and
$3,000 from February 1998 to October 1998, plus interest
at 8%.                                                                                39,000                    0

Note payable to a physician employee of the P.A. in the amount of $80,000 with monthly installments (including 8.25% interest) of $3,174 from
October 1996 to October 1998.                                                         36,438                    0

Note payable to a physician employee of the P.A. in the amount of $12,000 with monthly installments (including 8.5% interest) of $246 from August
1997 to August 2002.                                                                  11,676                    0

Note payable to a physician  employee of the P.A. in the amount of $350,000 with monthly  installments  (including  9% interest) of $25,000 from July 15, 1995 to
September 15, 1995, and $12,842 from October 15,
1995 to September 15, 1997.                                                                0              135,078
                                                                            -----------------    -----------------

     Subtotal - payable to employees                                                 659,260              135,078
                                                                            -----------------    -----------------

Capitalized lease obligations                                                      1,920,725            1,617,400
Other                                                                                  1,832
                                                                                                           28,283
                                                                            -----------------    -----------------
                                                                                   7,938,794            5,373,233
Less, current portion                                                               -840,879             -795,652
Less, current portion payable to employees                                          -177,445             -118,097
                                                                            -----------------    -----------------
                                                                                $  6,920,470         $  4,459,484
                                                                            =================    =================

Aggregate maturities of notes payable and capital leases in each of the five years 1998 through 2002 are as follows:

                              Notes Payable      Capital Leases
Year ending September 30:                                              Total
                              --------------     --------------    ------------
              1998            $     402,144     $       616,180    $   1,018,324
              1999                3,188,388             589,373        3,777,761
              2000                  292,597             390,557          683,154
              2001                  284,319             228,674          512,993
              2002                  598,929              95,941          694,870
              Thereafter          1,251,692                   0        1,251,692
                              ================   ================= =============
                               $  6,018,069       $   1,920,725     $  7,938,794
                              ================   ================= =============

At September 30, 1997, the Company is in default of a debt covenant related to the Line of Credit. The Company has received a written waiver from the financial institution indicating that the financial institution does not intend to take action related to this default. This Line of Credit is classified as long-term debt on the Balance Sheet at September 30, 1997, as the line was renewed for an additional twelve (12) month period in December 1997. (See Note 15, "Subsequent Events.")

6.       Employee Benefit Plans

The Company has an employee savings plan ( the "Savings Plan") that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Under the Savings Plan, participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. Effective in June 1995, the Company discontinued its matching contribution. In February 1996, the Company reinstated its matching contribution. Effective January 1, 1997, the Company increased its matching contribution from 50% to 75% of each employee's contribution up to a maximum of 3.75% of the employee's earnings. The company's matching contributions were $172,792, $97,610 and $71,463 in fiscal years 1997, 1996, and 1995, respectively.

The incentive stock option plan adopted in 1984 (the "1984 Plan") expired under its terms in December 1993.

Pursuant to the Company's incentive stock option plan adopted in 1994, (the "1994 Plan"), "incentive stock options", within the meaning of Section 422 of the Internal Revenue Code, may be granted to employees of the Company. The 1994 Plan provides for the granting of options for the purchase of 750,000 shares at 100% of the fair market value of the stock at the date of grant (or for 10% or higher shareholders, at 110% of the fair market value of the stock at the date of grant). Options granted under the 1994 Plan vest at a rate of 33% in each of the three years following the grant. Vested options become exercisable one year after the date of grant and can be exercised within ten years of the date of grant, subject to earlier termination upon cessation of employment.

During the fiscal year ended September 30, 1996, the Company adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provides for the granting of options to two non-employee directors for the purchase of 10,000 shares of the Company's common stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued to Harold H. Adams, Jr. and 5,000 options were issued to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006.

During the fiscal year ended September 30, 1997, the Company adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provides for the granting of options to four non-employee directors for the purchase of 20,000 shares of the Company's common stock at the fair market value of the date of grant. Under this plan, 5,000 options were issued each to Charles P. Cannon, Thomas G. Faulds, Ashby Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007.

Please refer to Note 7, "Stockholders' Equity" for activity information regarding these four stock option plans.

7.       Stockholders' Equity

On June 30, 1994, the Company's shareholders approved an amendment to, and a restatement of, the Restated Certificate of Incorporation to provide for a 1 for 5 reverse stock split. The Amended and Restated Certificate of Incorporation increased the number of authorized shares of common stock from 4,000,000 to 10,000,000 (as adjusted for the reverse stock split as discussed above) and increased the par value per share of common stock from one cent ($.01) to five cents ($.05). In addition, the Amended and Restated Certificate of Incorporation authorized the Company to issue up to 10,000,000 shares of $.01 par value preferred stock to be issued in one or more series. The Board of Directors is authorized, without further action by the stockholders, to designate the rights, preferences, limitations and restrictions of and upon shares of each series, including dividend voting, redemption and conversion rights. All references in the financial statements to average number of shares outstanding and related prices, per share amounts, common stock and stock option plan data have been restated to reflect the split . The following table summarizes activity and weighted average fair value of options granted for the three previous fiscal years for the Company's four stock option plans. (Please refer also to Note 6, "Employee Benefit Plans.")


                                                                        1996        1996 Non-      1997      1997 Non-
                                  1984      1984      1994      1994    Non-Employee Employee   Non-Employee  Employee
       Stock Options              Plan      Plan      Plan      Plan       Plan        Plan        Plan         Plan
----------------------------    ---------- -------- ---------- -------- ----------- ----------- ------------ -----------


Outstanding at 10/01/94            20,600                   0
   Granted FY 94/95                     0             242,000
   Exercised FY 94/95                   0                   0
   Forfeited FY 94/95             (5,100)                   0
                                ----------          ----------          -----------             ------------
Outstanding at 09/30/95            15,500             242,000
                                ----------          ----------          -----------             ------------

   Exercisable at 09/30/95         15,500                   0
                                ----------          ----------          -----------             ------------
   Weighted average fair
    value of options
    grantedduring fiscal year
    94/95
 for options whose                          N/A                 2.9318                     N/A                      N/A
    exercise price:                         N/A                 2.8750                     N/A                      N/A
    (1)   equals fair value
    (2)   exceeds fair
         value

   Granted FY 95/96                     0             140,500               10,000
   Exercised FY 95/96             (2,300)                   0                    0
   Forfeited FY 95/96               (400)            (23,000)                    0
                                ----------          ----------          -----------             ------------
Outstanding at 09/30/96            12,800             359,500               10,000
                                ----------          ----------          -----------             ------------

   Exercisable at 09/30/96         12,800              73,000                    0
                                ----------          ----------          -----------             ------------
   Weighted average fair
    value of options
granted
    during fiscal year
95/96
    for options whose                          N/A              3.5395                  3.5000                      N/A
    exercise price:                            N/A              4.0000                     N/A                      N/A
    (1)   equals fair value
    (2)   exceeds fair
         value

   Granted FY 96/97                     0             445,500                    0                   20,000
   Exercised FY 96/97                   0                   0                    0                        0
   Forfeited FY 96/97                   0            (55,000)                    0                        0
                                ----------          ----------          -----------             ------------
Outstanding at 09/30/97            12,800             750,000               10,000                   20,000
                                ----------          ----------          -----------             ------------

   Exercisable at 09/30/97         12,800             164,500                    0                        0
   Weighted average fair
    value of options
granted
    during fiscal year
96/97
    for options whose                          N/A              2.1608                     N/A                   2.5000
    exercise price:                            N/A              2.6250                     N/A                      N/A
    (1)   equals fair value
    (2)   exceeds fair value




The following table summarizes the weighted average exercise price of stock options exercisable at the end of each of the three previous fiscal years:


                                                                                1996                  1997
         Weighted Average                                                   Non-Employee          Non-Employee
          Exercise Price                 1984 Plan        1994 Plan             Plan                  Plan
------------------------------------    -------------    -------------    -----------------     ------------------

Outstanding at 10/01/94                          .25                0
   Granted FY 94/95                                0           2.9941
   Exercised FY 94/95                              0                0
   Forfeited FY 94/95                            .25                0
                                        -------------    -------------    -----------------     ------------------
Outstanding at 09/30/95                          .25           2.9941
                                        -------------    -------------    -----------------     ------------------

   Exercisable at 09/30/95                       .25                0
                                        -------------    -------------    -----------------     ------------------

   Granted FY 95/96                                0           3.7055                 3.50
   Exercised FY 95/96                            .25                0                    0
   Forfeited FY 95/96                            .25           2.8750                    0
                                        -------------    -------------    -----------------     ------------------
Outstanding at 09/30/96                          .25           3.2797                 3.50
                                        -------------    -------------    -----------------     ------------------

   Exercisable at 09/30/96                       .25           3.0066                    0
                                        -------------    -------------    -----------------     ------------------

   Granted FY 96/97                                0           2.1934                    0                   2.50
   Exercised FY 96/97                              0                0                    0                      0
   Forfeited FY 96/97                              0           3.3409                    0                      0
                                        -------------    -------------    -----------------     ------------------
Outstanding at 09/30/97                          .25           2.6320                 3.50                   2.50
                                        -------------    -------------    -----------------     ------------------

   Exercisable at 09/30/97                       .25           3.1591                    0                      0
                                        -------------    -------------    -----------------     ------------------


The following table summarizes options outstanding and exercisable by price range as of September 30, 1997:

                                       Options Outstanding                          Options Exercisable
                        ---------------------------------------------------    ------------------------------
                                              Weighted-
                                               Average          Weighted                          Weighted
                                              Remaining         Average                           Average
                                             Contractual        Exercise                          Exercise
  Range of Price         Outstanding            Life             Price          Exercisable        Price
-------------------     ---------------    ----------------   -------------    --------------   -------------


$0.00 to $  .99                 12,800        5.25 years               .25            12,800             .25
$1.00 to $1.99                 210,825        9.67                  1.9375                 0             N/A
$2.00 to $2.99                 388,675        7.06                   2.583            87,667           2.875
$3.00 to $3.99                 137,500        6.81                   3.364            62,500           3.301
$4.00 to $4.99                  43,000        4.68                   4.279            14,333           4.279
                        ===============                                        ==============
                               792,800                                               177,300
                        ===============                                        ==============


The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation costs for the Company's stock option plans been determined based on the fair value at the grant date for awards in fiscal 1997, 1996 and 1995 consistent with the provisions of SFAS

     No. 123, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model.


                                          Fiscal Year Ended September 30
                                     ---------------------------------------
                                              1997                 1996
                                      -----------------    ------------------

         Net income - as reported            (83,726)               466,079
         Net income - pro forma             (171,232)               455,188
         Earnings per share - as reported       (.02)                   .11
         Earnings per share - pro forma         (.03)                   .11
         Weighted average number of shares  5,005,081             4,294,137


The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

         Expected Dividend Yield                               0
         Expected Stock Price Volatility                   35.77%
         Risk-free Interest Rate                   5.45% to 6.75%
         Expected Life of Options                    1 to 6 years


During the year ended September 30, 1997, warrants for the purchase of shares of the Company's common stock were issued, ranging in exercise price from $1.9375 to $5.00. Fifty-five thousand (55,000) warrants were issued in connection with services to be rendered by an investor relations advisor to the Company. Two hundred fifty thousand (250,000) warrants were issued in connection with consulting and financial analysis services to be rendered (i.e., financial analyst report, etc.). The following is a schedule of warrants issued and outstanding during the year ended September 30, 1997:


                                     Number of           Exercise             Date             Expiration
                                      Warrants            Price            Exercisable            Date
                                   ---------------    ---------------    ----------------    ---------------

Outstanding at 09/30/96                         0
Activity during FY 96/97:
     Issued at $1.9375                     30,000             1.9375        06/18/97            06/18/02
     Issued at $3.125                     137,500             3.1250        10/09/96            09/16/99
     Issued at $5.00                      137,500             5.0000        10/09/96            09/16/99
     Exercised                                  0
     Expired                                    0
                                   ===============
Outstanding at 09/30/97                   305,000
                                   ===============


     In accordance with SFAS No. 123, no expense has been recognized in relation to these warrants.

8.       Lease Commitments

UCI-SC leases office and medical center space under various operating lease agreements. Certain operating leases provide for escalation payments, exclusive of renewal options.

Future minimum lease payments under noncancellable operating leases with a remaining term in excess of one year as of September 30, 1997, are as follows:

                                                                   Operating
                                                                     Leases
                                                                ---------------
                           Year ending September 30:
                             1998                                $    1,848,037
                             1999                                     1,836,627
                             2000                                     1,697,263
                             2001                                     1,605,596
                             2002                                     1,289,692
                              Thereafter                              7,685,245
                                                                ---------------
                           Total minimum lease payments           $  15,962,460
                                                                ===============

Total rental expense under operating leases for fiscal 1997, 1996 and 1995 was approximately $1,475,000, $1,188,000, and $923,000, respectively.

9.       Related Party Transactions

Relationship between UCI-SC and the P.A.

Pursuant to an agreement between UCI-SC and the P.A., UCI-SC provides non-medical management services and personnel, facilities, equipment and other assets to the Centers . UCI-SC guarantees the compensation of the physicians employed by the P.A. The agreement also allows UCI-SC to negotiate contracts with HMOs and other organizations for the provision of medical services by the P.A.'s physicians. Under the terms of the agreement, the P.A. assigns all revenue generated from providing medical services to UCI-SC after paying physician salaries. The P.A. is owned by M.F. McFarland, III, M.D. Dr. McFarland is also President, Chief Executive Officer and Chairman of UCI and UCI-SC.

Relationship between the Company and Blue Cross Blue Shield of South Carolina

Blue Cross Blue Shield of South Carolina (BCBS) owns 100% of Companion HealthCare Corporation ("CHC"), Companion Property & Casualty Insurance Company ("CP&C") and Companion Technologies, Inc. ("CT"). At September 30,1997, CHC owned 2,006,442 shares of the Company's outstanding common stock and CP&C owned 618,181 shares of the Company's outstanding common stock, which combine to approximately 46% of the Company's outstanding common stock.

Facility Leases

UCI-SC leases six medical center facilities from CHC and one medical center facility from CP&C under operating leases with fifteen year terms expiring in 2008, 2009 and 2010. Each of these leases has a five year renewal option, and a rent guarantee by the P.A. One of the leases has a purchase option allowing UCI-SC to purchase the center at fair market value after February 1, 1995. Total lease payments made by UCI-SC under these leases during the Company's fiscal years ended September 30, 1997, 1996, and 1995 were $319,730, $306,178, and
$271,100, respectively.

Several of the medical center facilities operated by UCI-SC are leased or were leased from entities owned or controlled by certain principal shareholders and/or members of the Company's management. Total lease payments made by UCI-SC under these leases during the fiscal years ended September 30, 1997, 1996 and 1995 were $45,600, $122,854, and $244,300, respectively.

Ten of the medical center facilities operated by UCI-SC are or were leased from physician employees of the P.A. Total lease payments made by UCI-SC under these leases during the Company's fiscal years ended September 30, 1997, 1996 and 1995 were $258,026, $189,945, and $140,100, respectively.

Other  Transactions with Related Parties

The following is a historical summary of BCBS and its subsidiaries' purchases of the Company's common stock.

                 Date                               Number             Price              Total
               Purchased           Entity          of Shares         Per Share       Purchase Price
           ------------------    -----------     --------------     -------------   ------------------

               12/10/93             CHC                333,333          1.50            $     500,000
               06/08/94             CHC                333,333          3.00            $   1,000,000
               01/16/95             CHC                470,588          2.13            $   1,000,000
               05/24/95             CHC                117,647          2.13            $     250,000
               11/03/95             CHC                218,180          2.75            $     599,995
               12/15/95             CHC                218,180          2.75            $     599,995
               03/01/96             CHC                109,091          2.75            $     300,000
               06/04/96             CP&C               218,181          2.75            $     599,998
               06/23/97             CP&C               400,000          1.50            $     600,000

Including shares purchased by CHC from third parties, at September 30, 1997, BCBS controls 2,624,623 shares, or approximately 46% of the Company's outstanding common stock. The shares acquired by CHC and CP&C from the Company were purchased pursuant to stock purchase agreements and were not registered. CHC and CP&C have the right to require registration of the stock under certain circumstances as described in the agreement. BCBS and its subsidiaries have the option to purchase as many shares as may be necessary for BCBS to maintain ownership of 47% of the outstanding common stock of the Company in the event that the Company issues additional stock to other parties (excluding shares issued to employees or directors of the Company).

In June 1997, CP&C purchased 400,000 shares of the Company's common stock for $600,000. The purchase price was below fair value due to lower issuance costs incurred by the Company.

During the Company's fiscal year ended September 30, 1994, UCI-SC purchased a new billing and accounts receivable system from CT for an aggregate purchase price of $504,000. The Company entered into a capital lease agreement for this system, which includes computer equipment. The Company has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 1997 is $340,916, which includes lease addenda.

During the Company's fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through the P.A., acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the Company's fiscal year ended September 30, 1995, UCI-SC executed a note payable to CP&C consisting of monthly installments of $4,546 (including 11% interest) from April 1, 1995 to March 1, 2010, collateralized by certain accounts receivable.

UCI-SC, through the P.A., provides services to members of a health maintenance organization ("HMO") operated by CHC who have selected the P.A. as their primary care provider.

During the year ended September 30, 1996, BCBS provided a non-interest bearing advance to the Company in the amount of $600,000. This advance was paid in full in December 1996.

The employees of the Company are offered health, life, and dental insurance coverage at group rates from BCBS and its subsidiaries.

The Company contracts with Adams and Associates for its workers compensation and professional liability insurance coverage. Aggregate premiums paid during the fiscal year ended September 30, 1997 in connection with such policies were approximately $155,000. Adams and Associates contracts with CP&C to be the insurance carrier for the Company's workers compensation insurance coverage. During the fiscal year ended September 30, 1996, Adams and Associates provided short-term financing to the Company for approximately $17,000 in workers compensation audit premiums, which was paid in full during the fiscal year ended September 30, 1997. Harold H. Adams, Jr. is the President and owner of Adams and Associates and is also a director of the Company.

     The Company has contracted since September 1994 with Global Consulting, Inc. for financial and marketing consulting services. Russell J. Froneberger is the President and owner of Global Consulting, Inc. and is also a director of the Company. Fees paid during the fiscal year ended September 30, 1997 in connection with these services were approximately $96,000.

10.   Earnings Per Share

The calculation of earnings per share and common equivalent share is based on the weighted average number of shares outstanding (5,005,081 in fiscal 1997, 4,294,137 in fiscal 1996 and 3,136,544 in fiscal 1995). Outstanding stock options and warrants are common stock equivalents, but had no dilutive effects on earnings per share in either of the three fiscal years presented.

In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement No. 128, "Earnings Per Share," ("SFAS No. 128") which requires the Company to disclose both basic and diluted earning per share. SFAS No. 128 is effective for fiscal years ending after December 15, 1997. SFAS 128 would have had no impact on the reported earnings per share for the Company for each of the three years ended September 30, 1997.

11.      Concentration of Credit Risk

In the normal course of providing health care services, the Company may extend credit to patients without requiring collateral. Each individual's ability to pay balances due the Company is assessed and reserves are established to provide for management's estimate of uncollectible balances.

Future revenues of the Company are largely dependent on third-party payors and private insurance companies, especially in instances where the Company accepts assignment.


12.      Commitments and Contingencies

In the ordinary course of conducting its business, the Company becomes involved in litigation, claims, and administrative proceedings. Certain litigation, claims, and proceedings were pending at September 30, 1997, and management intends to vigorously defend the Company in such matters. While the ultimate results cannot be predicted with certainty, management does not expect these matters to have a material adverse effect on the financial position or results of operations of the Company.

13.   Significant Fourth Quarter Adjustment

During the quarter ended September 30, 1997, the Company made a change in an accounting estimate totalling approximately $279,000 ($.06 per share). The change involved increasing the allowance for doubtful accounts to provide for higher than anticipated write-offs of uncollectible accounts. Bad debt expense is reflected as a component of operating costs on the Statement of Operations.

14.      Supplemental Cash Flow Information

Supplemental Disclosure of Cash Flow Information

The Company made interest payments of $813,569, $583,981, and $448,311, in the years ended September 30, 1997, 1996, and 1995, respectively. The Company made income tax payments of $0, $15,350 and $0 in the years ended September 30, 1997, 1996 and 1995, respectively.

Supplemental Non-Cash Operating Activities

In July 1995, the Company paid for certain corporate expenses through an issuance of 6,000 shares of common stock of the Company in the amount of $16,500, of which $4,125 was expensed in fiscal 1995 and the remainder was expensed in fiscal 1996.

Supplemental Non-Cash Financing Activities

Capital lease obligations of $1,004,837, $711,569 and $1,069,915 were incurred in fiscal 1997, 1996 and 1995. Additionally, in February 1995, the Company acquired property which was financed through a note payable in the amount of $400,000.

In January 1995, the Company acquired certain assets of a medical practice in West Columbia, South Carolina for $291,000, consisting of 145,500 shares of common stock of the Company.

In May 1995, the Company acquired a medical practice in Cayce, South Carolina for $150,000, consisting of 46,153 shares of common stock of the Company.

In August 1995, the Company acquired certain assets of a medical practice in Greenville, South Carolina for $662,500, by financing $350,000 with the seller, and issuing 100,000 shares of common stock of the Company.

In December 1995, the Company acquired certain assets of a medical practice in Greenville, South Carolina for $300,000, by paying $30,000 at closing, financing $30,000 with the seller, and issuing 60,000 shares of the common stock of the Company.

In December 1995, the Company acquired a medical practice in Myrtle Beach, South Carolina for $334,400, consisting of 70,400 shares of the common stock of the Company. The Company commenced management of the facility in January 1995, prior to the closing date of the acquisition in December 1995. Financial results of operations of the acquired facility since January 1995 are included in these consolidated financial statements for fiscal years 1995 and 1996.

In March 1996, the Company acquired certain assets of a medical practice in Columbia, South Carolina for $125,000, by assuming $25,000 in the seller's accounts payable, and issuing 24,243 shares of the common stock of the Company.

In March 1996, the Company acquired certain assets of a medical practice in Murrells Inlet, South Carolina for $600,000, by paying $60,000 at closing, financing $240,000 with the seller, and issuing 72,728 shares of the common stock of the Company.

In April 1996, the Company acquired certain assets of a medical practice in Greenville, South Carolina for $513,931, by paying $6,315 at closing, financing $69,462 with the seller, and issuing 125,187 shares of the common stock of the Company.

In June 1996, the Company acquired certain assets of a medical practice in Lugoff, South Carolina for $675,000, by paying $15,000 at closing, financing $60,000 with the seller, and issuing 172,588 shares of the common stock of the Company.

In October 1996, the Company acquired certain assets of a medical practice in Aiken, South Carolina for $80,000 by financing $80,000 with the seller.

In October 1996, the Company acquired certain assets of a medical practice in Simpsonville, South Carolina for $25,000 by financing $25,000 with the seller.

In August 1997, the Company acquired a three facility medical practice in Columbia, South Carolina for $2,271,250, by paying $200,000 at closing, assuming $371,250 in notes payable, financing $600,000 with the seller and issuing 517,649 shares of the common stock of the Company.

In September 1997, the Company acquired certain assets of a medical practice in Camden, South Carolina for $45,000 by paying $1,500 at closing and financing $43,500 with the seller.

In September 1997, the Company acquired certain assets of a medical practice in Summerville, South Carolina for $100,000 by paying $7,000 at closing, financing $43,000 with the seller and issuing 19,513 shares of the common stock of the Company.

15.      Subsequent Events

On October 1, 1997, the Company acquired certain assets of a three facility physical therapy practice in Columbia, South Carolina for $856,756 by assuming certain liabilities and issuing 276,976 shares of the common stock of the Company. The Company entered into employment agreements with the physical therapists who had been the owners of the practice. The Company also entered into lease agreements or assumed existing lease agreements from the previous owners. The practice previously had annual revenues of approximately $964,000.

On October 6, 1997, the Company completed a private placement of a $1.5 million, 6.5% five-year convertible subordinated debenture with FPA Medical Management, Inc., a national physician practice management company headquartered in San Diego, California. The debentures are convertible to common stock at any time within the five year period at a fixed price premium to the current stock price and are subject to Rule 144 of the Securities and Exchange Commission when converted.

On November 1, 1997, the Company acquired certain assets of a medical practice in New Ellenton, South Carolina for $262,004 by paying $17,468 at closing, financing $159,536 with the seller, and issuing 30,223 shares of the common stock of the Company. The Company entered into an employment agreement with the physician who had been the sole shareholder of the acquired medical practice. The Company also entered into a lease agreement with the physician owner for the facility occupied by the acquired medical practice. The practice previously had annual revenues of approximately $409,000.

On December 11, 1997, the Company renewed its long-term debt agreement with Carolina First Bank for a $3,000,000 line of credit, bearing interest at an annual rate of prime plus one (1%) percent (prime rate is 8.5% at September 30, 1997). This line of credit balance at September 30, 1997 is classified as long-term on the accompanying balance sheet.

SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          UCI MEDICAL AFFILIATES, INC.

Date:  January 28, 1998                   By:      /s/    M. F. McFarland
                                                   ----------------------
                                                   M.F. McFarland, III, M.D.
                                                   President and
                                                   Chief Executive Officer

                                          By:      /s/    Jerry F. Wells, Jr.
                                                   Jerry F. Wells, Jr.
                                                   Executive Vice President of
                                                   Finance, Chief Financial
                                                   Officer, and Principal
                                                   Accounting Officer


                                         UCI MEDICAL AFFILIATES, INC.
                                                 EXHIBIT INDEX



                                                                                PAGE NUMBER OR INCORPORATION BY
EXHIBIT NUMBER                                                                            REFERENCE TO
                                         DESCRIPTION
----------------    -------------------------------------------------------   -------------------------------------

      3.1           Amended and Restated  Certificate of  Incorporation of    Exhibit 3.1 on the Form 10-KSB
                    UCI Medical Affiliates, Inc. ("UCI")                      filed for fiscal year 1995

      3.2           Amended and Restated Bylaws of UCI                        Exhibit 3.2 on the Form 10-KSB
                                                                              filed for fiscal year 1995

      3.3           Amendment to Amended and Restated Bylaws of UCI           Exhibit 3.3 on the Form 10-KSB
                                                                              filed for fiscal year 1996

      4.1           Convertible   Subordinated   Debenture  of  UCI  dated                     54
                    October  6, 1997  payable to FPA  Medical  Management,
                    Inc. ("FPAMM")

      4.2           Stock  Purchase  Warrant  Agreement  dated  October 6,                     60
                    1996 between UCI and FPAMM

     10.1           Facilities  Agreement dated May 8, 1984 by and between    Exhibit 10.1 on the Form 10-KSB
                    UCI  Medical   Affiliates  of  South  Carolina,   Inc.    filed for fiscal year 1996
                    ("UCI-SC")  and  Doctor's   Care,   P.A.,  as  amended
                    September 24, 1984 and January 13, 1995

     10.2           Amendment  No.  3  dated  September  17,  1996  to the                     65
                    Facilities  Agreement  listed as Exhibit  10.1 to this
                    report

     10.3           Employment  Agreement  dated  October 1, 1995  between    Exhibit 10.4 on the Form 10-KSB
                    UCI-SC and M.F. McFarland, III, M.D.                      filed for fiscal year 1995

     10.4           Employment  Agreement  dated  October 1, 1995  between    Exhibit 10.5 on the Form 10-KSB
                    Doctor's Care, P.A. and M.F. McFarland, III, M.D.         filed for fiscal year 1995

     10.5           Employment  Agreement  dated  November 1, 1995 between    Exhibit 10.6 on the Form 10-KSB
                    UCI-SC and D. Michael Stout, M.D.                         filed for fiscal year 1995

     10.6           Employment   Agreement   November   1,  1995   between    Exhibit 10.7 on the Form 10-KSB
                    Doctor's Care, P.A. and D. Michael Stout, M.D.            filed for fiscal year 1995

     10.7           Lease and  License  Agreement  dated  March  30,  1994    Exhibit 10.8 on the Form 10-KSB
                    between  Doctor's  Care,  P.A.  and  Blue  Cross  Blue    filed for fiscal year 1995
                    Shield of South Carolina

     10.8           Note Payable dated  February 28, 1995 between  UCI-SC,                     67
                    as  payor,   and   Companion   Property  and  Casualty
                    Insurance Company, as payee

                                                                                PAGE NUMBER OR INCORPORATION BY
EXHIBIT NUMBER                                                                            REFERENCE TO
                                         DESCRIPTION
----------------    -------------------------------------------------------   -------------------------------------

     10.9           Revolving  Line of  Credit  dated  November  11,  1996                     70
                    between Carolina First Bank and UCI

     10.10          Stock  Option  Agreement  dated March 20, 1996 between                     76
                    UCI and Harold H. Adams, Jr.

     10.11          Stock  Option  Agreement  dated March 20, 1996 between                     79
                    UCI and Russell J. Froneberger

     10.12          Stock  Option  Agreement  dated March 27, 1997 between                     82
                    UCI and Charles P. Cannon

     10.13          Stock  Option  Agreement  dated March 27, 1997 between                     85
                    UCI and Thomas G. Faulds

     10.14          Stock  Option  Agreement  dated March 27, 1997 between                     88
                    UCI and Ashby Jordan, M.D.

     10.15          Stock  Option  Agreement  dated March 27, 1997 between                     91
                    UCI and Charles M. Potok

     10.16          UCI Medical  Affiliates,  Inc.  1994  Incentive  Stock    Exhibit 10.9 on the Form 10-KSB
                    Option Plan                                               filed for fiscal year 1995

     10.17          Consulting  Agreement  dated December 10, 1996 between                     94
                    UCI and Global Consulting, Inc.

      21            Subsidiaries of the Registrant                            Exhibit 21 on the Form 10-KSB filed
                                                                              for fiscal year 1996

      27            Financial Data Schedule                                   Filed separately as Article Type 5
                                                                              via Edgar

                                   EXHIBIT 4.1

                       CONVERTIBLE SUBORDINATED DEBENTURE

                          UCI MEDICAL AFFILIATES, INC.
                       Convertible Subordinated Debenture
                    $1,500,000 Principal Amount Denomination
                                 5-Year Maturity
                            6.50% Fixed Interest Rate
                         Issuance Date: October 6, 1997


         FOR VALUE RECEIVED, UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), hereby promises to pay to FPA MEDICAL MANAGEMENT, INC., a Delaware corporation, or registered assigns (the "Holder"), the sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) on October 5, 2002, upon presentation and surrender of this Debenture at the principal offices of the Company at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201, or at such other address as the Company may designate by notice to the Holder (the "Company Office"), and to pay interest computed from October 6, 1997 (the "Issue Date") at the fixed rate of six and one-half (6.50%) percent per annum payable annually on each anniversary of the Issue Date, until payment of the principal amount of this Debenture has been made.

         Payments of principal and the final payment of interest on this Debenture will be made at the Company Office. All other payments of interest shall be made by check mailed to the Holder at the address which shall appear on the Register (as defined below).

         1.  Holder  Deemed  Owner.  The  Company  shall cause to be kept at the
Company Office a register in which the Company shall provide for the registration of transfers of this Debenture (the "Register"). The Company may treat the person in whose name the Debenture is registered as the absolute owner thereof for all purposes, whether or not the Debenture is overdue, and the Company shall not be affected by notice to the contrary.

         2. Transferability. This Debenture is transferable by the Holder only on the Register of the Company, upon surrender of the Debenture for transfer at the Company Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder or such Holder's attorney duly authorized in writing, and thereupon a new
Debenture, for the same aggregate principal amount, will be issued to the designated transferee. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

NEITHER THIS CONVERTIBLE SUBORDINATED DEBENTURE NOR THE SHARES OF COMMON STOCK WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. UCI MEDICAL AFFILIATES, INC. (THE "COMPANY") WILL TRANSFER SUCH SECURITIES ONLY UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

         3. Subordination. The rights of the Holder of this Debenture to receive payment of any principal or interest hereon is subject and subordinate to the prior payment of the principal of, (and premium, if any) and the interest on, all other indebtedness of the Company, whether now outstanding or subsequently incurred, whether secured or unsecured, and any deferrals, renewals or extensions of such indebtedness or any debentures, bonds or notes evidencing such indebtedness (the "Senior Indebtedness"). Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of the Company, or in the event this Debenture is declared due and payable upon the occurrence of a default as defined in this Debenture, then no amount shall be paid by the Company with respect to principal and interest hereon unless and until the principal of, and interest on, all Senior Indebtedness then outstanding is paid in full.

         4. Conversion. Subject to the provisions hereof, the Holder shall have the right, at its sole option, at any time after the date hereof and on or before the maturity date of the Debenture to convert the outstanding principal amount of this Debenture in whole but not in part into fully paid and nonassessable shares of common stock, $0.05 par value per share (the "Common Stock"), of the Company at the price of Three and 20/100 ($3.20) Dollars of principal per share (the "Conversion Price") or, in the event the Conversion Price has been adjusted as hereinafter provided, then at the Conversion Price as last adjusted.

         To convert this Debenture, the Holder shall surrender this Debenture to the Company at the Company Office duly endorsed for conversion, or accompanied by written notice to the Company stating that the Holder elects to convert the Debenture (the "Notice of Conversion"). The conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the Company shall have received the Debenture so endorsed or accompanied by such notice and at such time the rights of the Holder as to the Debenture shall cease and the Holder shall become the holder of record of the shares of Common Stock being issued upon such conversion. As promptly as practicable thereafter the Company shall issue, at its expense, and shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion. Also, immediately upon conversion, the Company shall pay to the Holder the accrued and unpaid interest on the amount of principal so converted. No fractional shares of Common Stock shall be issued upon the conversion of the Debenture. In lieu of issuing a fractional share, the Company shall pay a cash adjustment equal to the Conversion Price of such fractional share.

         The Company shall at all times reserve and keep available out of its authorized Common Stock that number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion of the entire unpaid principal amount of this Debenture. All Common Stock which is delivered upon conversion shall be validly issued, fully paid and nonassessable and free and clear of all liens, pledges, security interests and encumbrances of any kind.

         No payment or adjustment shall be made by or on behalf of the Company on the Common Stock issued upon conversion on account of any cash dividends which were declared for payment to the holders of Common Stock of record as of a date prior to the Conversion Date. The Holder shall have no right to receive notice of or to vote as a stockholder at meetings of the Company's stockholders.

         Notwithstanding anything herein to the contrary, if the Company shall be a party to any transaction which involves any consolidation or merger of the Company with another corporation, which corporation does not control, is not controlled by or is not under common control with the Company, and which transaction is effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or other assets with respect to or in exchange for Common Stock, then the right to convert this Debenture shall terminate at the close of business on the date as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other assets deliverable upon such consolidation, merger or sale or, if later, twenty (20) days following written notice of such event to the Holder.

         If after the date hereof the Company (a) pays a dividend or makes a distribution in shares of Common Stock, (b) subdivides its outstanding shares of Common Stock into a greater number of shares, (c) combines its outstanding shares of Common Stock into a smaller number of shares or (d) reclassifies or recapitalizes its Common Stock or any other shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder may receive the number of shares of capital stock to which such Holder would have been entitled upon such action if such Holder had converted the entire principal amount of the Debenture immediately prior thereto. Any such adjustment shall become effective immediately after the record date for the determination of owners of Common Stock entitled thereto in the case of a dividend or distribution and shall become effective immediately after
the   effective   date  in  the   case   of  a   subdivision,
combination or reclassification. Whenever the Conversion Price is adjusted, as provided herein, the Company promptly shall give written notice of such adjustment to the Holder, at the Holder's last address appearing in the Register.

         5. Redemption. This Debenture may be redeemed at any time prior to maturity in whole but not in part at the option of the Company, at the Company Office, upon the notice referred to below and given as provided herein (the "Notice of Redemption"), at the following redemption prices (expressed in percentages of the principal amount of this Debenture) together with accrued interest to the date of redemption:


Date of Redemption                               Percentage of Principal Amount


October 6, 1997, through April 5, 1998...............................     108.5

April 6, 1998 through October 5, 1998................................     108

October 6, 1998 through April 5, 1999................................     107.5

April 6, 1999 through October 5, 1999................................     107

October 6, 1999 through April 5, 2000................................     106.5

April 6, 2000 through October 5, 2000................................     106

October 6, 2000 through  April 5, 2001...............................     105.5

April 6, 2001 through October 5, 2001................................     105

October 6, 2001 through April 5, 2002................................     104.5

April 6, 2002 through October 5, 2002................................     104

         Where Notice of Conversion precedes Notice of Redemption, the Company's redemption rights do not apply. Conversely, where Notice of Redemption precedes Notice of Conversion, the Holder's conversion right does not apply. If Notice of Conversion and Notice of Redemption are deemed given on the same day, then Notice of Redemption will be considered to have been first given for purposes of this Debenture.

         Notice of Redemption to the Holder of this Debenture shall be given by the Company not later than the 30th day, and not earlier than the 60th day, before the date fixed for redemption to the Holder at the address of the Holder as set forth in the Register. The Company shall have the right to revoke Notice of Redemption upon notice of such revocation to the Holder at the address of the Holder as set forth in the Register given by the Company not later than the 5th day before the date fixed for redemption by the Notice of Redemption.

     6. Default. An "Event of Default" or "Default" shall mean, whenever such terms are used in this Debenture, any one or more of the following events:

                  (a) The Company fails to pay any interest on this Debenture when it is due and payable, and the failure continues for a period of five (5) days after notice of non-payment is delivered to the Company by the Holder;

                  (b) The Company fails to pay the principal of this Debenture at its maturity;

                  (c) The Company commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Company is adjudicated insolvent or bankrupt by a court of competent jurisdiction; or the Company petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Company or for all or substantially all of its property or assets; or the Company makes an assignment for the benefit of its creditors; or the Company admits in writing its inability to pay its debts as they mature; or



                  (d) There is commenced against the Company any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of ninety (90) days or the Company by any act indicates its consent to, approval of, or acquiescence in, the proceeding; or a receiver or trustee is appointed for the Company or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of ninety (90) days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of the Company, and the warrant or similar process is not dismissed or bonded within ninety (90) days after the levy.

         If an Event of Default shall have occurred and be continuing, the entire amount of this Debenture plus all accrued interest shall be due and payable immediately at the election of the Holder. It is further agreed that the acceptance after maturity of any payment or payments shall not constitute a waiver of the right of the Holder to demand payment in full of any unpaid balance. The Holder may exercise this option to accelerate during any Event of Default regardless of any prior forbearance. If suit is brought to collect this Debenture, the Holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

         No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Debenture, and the Company shall not be discharged from its obligations or undertaking hereunder (a) should the Holder release or agree not to sue any person against whom the Company has, to the knowledge of the Holder, a right of recourse or (b) should the Holder agree to suspend its right to enforce this Debenture or otherwise discharge such person.

         The Company expressly waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Debenture. No recourse shall be had for the payment of the principal of, or interest on, this Debenture or for any claim based hereon, or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issuance hereof.

         7. Notices. All notices and other communications provided for herein shall be in writing, signed by the sender or an authorized representative of the sender, and addressed to the receiver as follows: if to the Company, at the Company Office; and if to the Holder, at the address of the Holder as set forth in the Register. Any notice or other communication hereunder shall be deemed given and effective upon the first to occur of the following: (i) upon delivery by hand to the receiver at the receiver's notice address, or (ii) upon being deposited in the U.S. Mail, certified, with return receipt requested, directed to the receiver's notice address.

         8. Miscellaneous. This Debenture shall be enforced, governed and construed in all respects in accordance with the laws of the State of South Carolina. In case any one or more of the provisions contained in this Debenture should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Debenture constitutes the entire agreement of the Company respecting the subject matter hereof and shall not be modified or amended except by written instrument signed by both parties hereto. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to be used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. The section and paragraph headings contained in this Debenture are for reference purposes only and shall not affect in any way the meaning or interpretation of this Debenture. Terms such as "hereof", "hereunder", "hereto", "herein", and words of similar import shall refer to this Debenture in its entirety and all references to "Paragraphs", "Sections", and similar cross references shall refer to specified portions of this Debenture, unless the context clearly requires otherwise. This Debenture shall be binding upon the Company, the Holder, and their respective assigns; and shall inure to the benefit of the Company and its successors and permitted assigns, and the Holder and its permitted successors and assigns.

         IN WITNESS WHEREOF, the Company has signed and sealed this Convertible Subordinated Debenture as of this 6th day of October, 1997.

                                UCI MEDICAL AFFILIATES, INC.
ATTEST:

   /s/ Jerry F. Wells           By: /s/ M. F. McFarland
---------------------               --------------------------
Its:  Secretary                 Its:   President and Chief Executive Officer
(Corporate Seal)

                                   EXHIBIT 4.2

                             STOCK PURCHASE WARRANT

HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE OR CONVERSION MAY BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN
EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND THE SECURITIES LAWS OF APPLICABLE JURISDICTIONS, OR UNLESS IN THE OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, SUCH OFFER, SALE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM THE REGISTRATION PROVISIONS OF SUCH ACT AND SUCH LAWS.


                             STOCK PURCHASE WARRANT

                          UCI MEDICAL AFFILIATES, INC.
                                  COMMON STOCK
                                ($0.05 Par Value)


50,000 Shares                                             Dated: October 6, 1997

         This certifies that, for value received, FPA MEDICAL MANAGEMENT, INC., a Delaware corporation ("FPA"), is entitled upon the due exercise hereof to purchase up to Fifty Thousand (50,000) shares of Common Stock, $0.05 par value, (the "Warrant Shares"), of UCI MEDICAL AFFILIATES, INC., a Delaware corporation (hereinafter called the "Company"), upon the terms and conditions set forth herein.

         1.       Grant of Warrants

                  A. First Warrant. At any time during the period commencing on the date hereof and terminating at 5:00 P.M. Columbia, South Carolina time on September 30, 2000, FPA may purchase up to Twenty-Five Thousand (25,000) Warrant Shares for a cash purchase price of $2.5625 per Warrant Share (the "Exercise Price"), payable upon the exercise of this First Warrant, subject to adjustment upon the occurrence of the contingencies set forth hereinbelow. This First Warrant may be exercised in whole or in part but not as to a fractional share of Common Stock.

                  B. Second Warrant. So long as on April 6, 1998 (a) the principal amount of the Convertible Subordinated Debenture described in Section 2 below (the "Debenture") remains outstanding, and (b) the Debenture has not been converted into Common Stock pursuant to the terms thereof, the Company on such date grants to FPA a warrant (the "Second Warrant") to purchase up to Ten Thousand (10,000) additional Warrant Shares at any time during the period commencing on April 6, 1998 and terminating at 5:00 P.M. Columbia, South Carolina time on April 5, 2001 for the Exercise Price per Warrant Share payable upon the exercise of this Second Warrant, subject to adjustment upon the occurrence of the contingencies set forth hereinbelow. This Second Warrant may be exercised in whole or in part but not as to a fractional share of Common Stock.

                  C. Third Warrant. So long as on October 6, 1998 (a) the principal amount of the Debenture remains outstanding, and (b) the Debenture has not been converted into Common Stock pursuant to the terms thereof, the Company on such date grants to FPA a warrant (the "Third Warrant") to purchase up to Ten Thousand (10,000) additional Warrant Shares at any time during the period commencing on October 6, 1998 and terminating at 5:00 P.M. Columbia, South Carolina time on October 5, 2001 for the Exercise Price per Warrant Share payable upon the exercise of this Third Warrant, subject to adjustment upon the occurrence of the contingencies set forth hereinbelow. This Third Warrant may be exercised in whole or in part but not as to a fractional share of Common Stock.

                  D. Fourth Warrant. So long as on October 6, 1999 (a) the principal amount of the Debenture remains outstanding, and (b) the Debenture has not been converted into Common Stock pursuant to the terms thereof, the Company on such date grants to FPA a warrant (the "Fourth Warrant") to purchase up to Ten Thousand (10,000) additional Warrant Shares at any time during the period commencing on October 6, 1999 and terminating at 5:00 P.M. Columbia, South Carolina time on October 5, 2002 for the Exercise Price per Warrant Share payable upon the exercise of this Fourth Warrant, subject to adjustment upon the occurrence of the contingencies set forth hereinbelow. This Fourth Warrant may be exercised in whole or in part but not as to a fractional share of Common Stock.

                  E. Fifth Warrant. So long as on October 6, 2000 (a) the principal amount of the Debenture remains outstanding, and (b) the Debenture has not been converted into Common Stock pursuant to the terms thereof, the Company on such date grants to FPA a warrant (the "Fifth Warrant") to purchase up to Ten Thousand (10,000) additional Warrant Shares at any time during the period commencing on October 6, 2000 and terminating at 5:00 P.M. Columbia, South Carolina time on October 5, 2003 for the Exercise Price per Warrant Share payable upon the exercise of this Fifth Warrant, subject to adjustment upon the occurrence of the contingencies set forth hereinbelow. This Fifth Warrant may be exercised in whole or in part but not as to a fractional share of Common Stock.

         2. Subject to Debenture. This Stock Purchase Warrant is executed in connection with, and is subject to, that certain Convertible Subordinated Debenture in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) executed as of the date hereof by the Company in favor of FPA.

         3. Exercise. Upon delivery of notice of exercise, duly executed, together with payment of the Exercise Price in cash or by check for the shares of Common Stock thereby purchased, at the principal executive offices of the Company, FPA shall be entitled to receive, and shall promptly receive, a certificate or certificates in proper form for the shares of Common Stock so purchased.

         4. No Transfer of Warrant. This Warrant and all rights hereunder may not be sold, transferred, assigned, pledged or hypothecated in whole or in part, except FPA upon written notice to the Company may assign its rights and obligations, if any, hereunder to any corporation wholly-owned by FPA.

         5. Adjustment of Exercise Price and Number of Shares Purchasable Hereunder. In case the Company shall at any time after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of the Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         6. Charges, Taxes and Expenses. The issuance of certificates of shares of Common Stock upon any exercise or conversion of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

         7. Covenants of Issuer. The Company covenants and agrees that all Common Stock and, if applicable, other securities that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer to a person other than the holder of this Warrant occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock and, if applicable, other securities to provide for the exercise in full of the rights represented by this Warrant. The Company will provide to, or make available to, as the case may be, the holder of this Warrant the same information, reports and notices as it shall provide to, or make available to, the holders of its Common Stock.

     8. Holder's Rights. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose.

     9. Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of South Carolina.

         10. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder hereof.

     11.  Headings.   Headings  of  the  paragraphs  in  this  Warrant  are  for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12. Notices. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following: (i) upon receipt by the party to whom such notice, request, approval, consent, demand or other communication is being given; or (ii) three (3) business days after being duly deposited in the United States mail, registered or certified, return receipt requested, and addressed as follows:

                  Company:          UCI Medical Affiliates, Inc.
                                    1901 Main Street
                                    Suite 1200
                                    Columbia, SC 29201
                                    Attn:  Jerry F. Wells, Jr.

                  FPA:              FPA Medical Management, Inc.
                                    3636 Nobel Drive
                                    Suite 200
                                    San Diego, CA 92122
                                    Attn:  Steve Lash

The parties hereto may change their respective addresses by notice in writing given to the other party to this Agreement.

         13. Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday on which Federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.


                               UCI MEDICAL AFFILIATES, INC.



                               By:  /s/ M. F. McFarland
                                  ---------------------------
ATTEST:                        Its:  President and Chief Executive Officer
                                   --------------------------------------------


 /s/ Jerry F. Wells
--------------------
Secretary

                                  EXHIBIT 10.2

                     AMENDMENT NO. 3 TO FACILITIES AGREEMENT

                     AMENDMENT NO. 3 TO FACILITIES AGREEMENT


         This Amendment to Facilities Agreement (this "Amendment") entered into to be effective as of this 27th day of September, 1996, by and between UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI Medical Affiliates, Inc. ("UCISC") and Doctor's Care, P.A.
("Doctor's Care").

         Introduction. UCISC and Doctor's Care previously entered into that certain Facilities Agreement dated May 8, 1984 (the "Agreement") whereby Doctor's Care agreed to provide medical and medically related services at certain primary care clinics in South Carolina owned and/or leased by UCISC. The Agreement was amended on September 24, 1984 and on January 13, 1995. The parties hereto desire to further amend the terms of the Agreement to extend the term of the Agreement as set forth in this Amendment. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         Agreement. NOW, THEREFORE, for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

1. The Agreement shall continue, unless earlier terminated by the parties, until September 30, 2010.

2. All terms and conditions of the Agreement, except as modified hereby, shall remain in full force and effect.


                               UCI MEDICAL AFFILIATES OF
                               SOUTH CAROLINA, INC.     (SEAL)


                               By:      /s/ M. F. McFarland
                                  --------------------------
                               Its:     President
                                  --------------------------

                               DOCTOR'S CARE, P.A.        (SEAL)


                               By:     /s/ M. F. McFarland
                                  --------------------------
                               Its:    President
                                  --------------------------

                                  EXHIBIT 10.8

                                  NOTE PAYABLE
                             DATED FEBRUARY 28, 1995
                            BETWEEN UCI-SC, AS PAYOR,
                                       AND
           COMPANION PROPERTY AND CASUALTY INSURANCE COMPANY, AS PAYEE

                                 PROMISSORY NOTE


$400,000.00                                             Columbia, South Carolina
                                                               February 28, 1995


         FOR VALUE RECEIVED, UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC. (the "Borrower"), promises to pay to the order of COMPANION PROPERTY AND CASUALTY INSURANCE COMPANY the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) with interest thereon at an annual rate equal to Eleven percent (11.0%).

         Borrower shall pay monthly payments of principal and interest in the amount of Four Thousand Five Hundred Forty-Six and 39/100 ($4,546.39) Dollars beginning April 1, 1995, and continuing on the first day of each month thereafter through the Maturity Date.

         The  entire  outstanding   principal  balance  of  this  Note  and  any
outstanding accrued interest shall be due and payable in full on the fifteenth anniversary of the date of this Note (the "Maturity Date").

         All payments under this Note shall be applied first to late charges, if any, then to accrued interest and then to principal. All installments of principal and all interest are payable in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment; and in the event of (a) failure to pay this
Note in full on the Maturity Date, or (b) default in the payment of any other installment of interest or principal or any other sum payable pursuant to the terms of this Note or any lien document securing this Note, not cured within ten days after written notice from Lender, then or at any time thereafter, at the option of lender, the whole of the principal sum then remaining unpaid hereunder together with all interest accrued thereof shall immediately become due and payable without further notice, and the liens given to secure the payment of this Note may be foreclosed. From and after the maturity of this Note either according to its terms or as the result of a declaration of maturity, the entire principal remaining unpaid hereunder shall bear interest at a rate of five (5%) percent per annum above the rate otherwise in effect hereunder (the "Default Rate"), or the highest applicable lawful rate, whichever is the lesser. Failure to exercise such option or any other rights Lender may in the event of any such default be entitled to, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.

         If this Note is placed in the hands of an attorney for collection or is collected through any legal proceedings, Borrower promises to pay all expenses of collection and reasonable attorney's fees incurred by Lender.

         In the event the interest provisions hereof or any exactions provided for herein or in the lien documents or any other instruments securing this Note shall result, because of the monthly reduction of principal or any other reason related or unrelated to the interest provisions, at any time during the life of the loan, in an effective rate of interest which, for any period of time, transcends the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by Lender with the same force and effect as though the payor had specifically designated such and agreed to accept such extra payment(s) as a premium free payment.

         Lender may collect a late charge of five (5%) percent of any installment of principal or interest which is not paid within ten (10) days of the due date thereof to cover the extra time and expense involved in handling delinquent payments. Such late charge shall apply to late payments prior to maturity or acceleration. Upon maturity or acceleration, no further late charges shall be assessed, but Borrower shall pay the Default Rate of interest on all amounts due from the date of maturity or acceleration until the Note is paid in full. The collection of the late charge shall not be deemed a waiver by Lender of interest accruing after the due date of any installment or of any of Lender's other rights under this Note.

         Borrower agrees that the large charge provided above is fair and reasonable compensation to Lender for the additional administrative time and effort incurred in collecting and processing delinquent payments. Borrower further agrees that the Default Rate is a fair and reasonable rate of interest to be charged after maturity or acceleration of this Note in light of the increased risks to Lender inherent in a past due loan and the administrative time and effort incurred in collecting a past due loan.

         Borrower and all endorsers, guarantors and all persons liable or to become liable on this Note waive presentment, protest and demand, note of protest, demand and dishonor and nonpayment of this Note, ad consent to any and all renewals and extensions of the time of payment hereof, and agree, further, that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in the lien document securing the Note released in whole or in part, or increased, changed or exchanged by agreement between lender and any owner of premises affected by said lien document securing this Note without in anywise affecting the liability of any party to this instrument or any person liable with respect to any indebtedness evidenced hereby.

         Lender is not required to rely on the collateral for the payment of the
Note in the event of default by the maker, but may proceed directly against the maker, endorsers, or guarantors, if any, in such manner as it deems desirable. None of the rights and remedies of Lender hereunder is to be waived or affected by failure or delay to exercise them. All remedies conferred on Lender by this Note or any other instrument or agreement shall be cumulative, and none is exclusive. Such remedies may be exercised concurrently or consecutively at Lender's option.

         The Borrower may prepay this Note at any time without penalty.

         This  Note  shall  be   governed   as  to   validity,   interpretation,
construction, effect, and in all other respects by the laws and decisions of the State of South Carolina.

                  UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.

                  By:  /s/ M.F. McFarland, III            (SEAL)
                      ----------------------------------------------
                  Its:  President
                       ----------------------------------------------

         The undersigned hereby guarantees payment in full of this Promissory Note. The undersigned's obligation is primary and not secondary, and Lender shall not be required to bring suit against Borrower or to foreclose on this Promissory Note before enforcing this Guaranty. The undersigned shall also pay all reasonable attorney's fees and expenses incurred in enforcing this Guaranty.

                  DOCTOR'S CARE, P.A.

                  By:      /s/ M.F. McFarland, III, MD        (SEAL)
                     ------------------------------------------------
                  Its:     President
                      -----------------------------------------------

                                  EXHIBIT 10.9

                            REVOLVING LINE OF CREDIT




UCI Medical Affiliates, Inc.           Carolina First Bank                   ID # 1971
1901 Main Street, Ste 1200             1225 Lady Street                      Loan Number  __________
Columbia, SC  29201                    Columbia, SC  29201                   Date  _________________
                                                                             Maturity Date  __________
BORROWER'S NAME AND ADDRESS            LENDER'S NAME AND ADDRESS             Loan Amount $3,000,000
                                                                                          ---------
"I" includes each borrower above,      "You" means the lender, its           Renewal Of  ___________
joint and severally.                   successors and assigns.               57-07844959

For value  received,  I promise to pay to you,  or your order,  at your  address
listed  above  the   PRINCIPAL   sum  of  Three   Million  and  00/100   Dollars
($3,000,000.00).

     _____  Single  Advance:  I  will  receive  all  of  this  principal  sum on
_____________. No additional advances are contemplated under this note.

   XX Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _____________ I will receive the amount of $__________ and future principal advances are contemplated.

         Conditions:  The conditions for future advances are
   XX Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on December 2, 1998.

     _____ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from _________________ at the rate of P + 1.0% per year until date the Index Rate changes.

  XX     Variable Rate:  This rate may then change as stated below.

  XX Index Rate: The future rate will be 1.0% above the following index rate: CAROLINA FIRST BANK PRIME RATE AS ANNOUNCED FROM TIME TO TIME.

     ______ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

  XX Frequency and Timing: The rate on this note may change as often as DAILY. A change in the interest rate will take effect IMMEDIATELY THE DAY OF SUCH CHANGE.

______ Limitations: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than _____%.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

   XX The amount of each scheduled payment will change.

______   The amount of the final payment will change.

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/360 day basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

  XX on the same fixed or variable rate basis in effect before maturity (as indicated above).

_____    at a rate equal to __________.

     XX LATE CHARGE: If a payment is made more than 20 days after it is due, I agree to pay a late charge of the greater of 5% of pmt or $25.00.

  XX ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ___ are XX are not included in the principal amount above: $15,000 fee.

PAYMENTS:  I agree to pay this note as follows:

   XX Interest: I agree to pay accrued interest due monthly beginning January 2, 1997.

   XX Principal: I agree to pay the principal at maturity, December 2, 1998.

     _____ Installments: I agree to pay this note in ____ payments. The first payment will be in the amount of $_________ and will be due _________________. A payment of $_______ will be due _______________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due -----------.

ADDITIONAL TERMS:  This loan is secured by A/R, inventory, and stock.

PURPOSE:  The purpose of this loan is Line of Credit.

     SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

UCI Medical Affiliates, Inc.

/s/ M.F. McFarland, CEO


Signature for Lender

/s/ Alfred H. Barnett, Vice President

APPLICABLE LAW: The law of the state in which you are located will govern this note. Any term of this note which contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this face will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary of this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advance at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year". If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

     1.  any deposit account balance I have with you;

     2. any money owed to me on an item presented to you or in your possession for collection or exchange; and

     3.  any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

     REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

1. You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

2. You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.

3. You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

4. You may refuse to make advances to me or allow purchases on credit by me.

5. You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

     WAIVER: I give up my rights to require you to do certain things. I will not require you to:

1.    demand payment of amounts due (presentment);
2.    obtain official certification of nonpayment (protest); or
3.    give notice that amounts due have not been paid (notice of dishonor).

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me *such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

                               Borrower's                                                       Interest
    Date of       Principal     Initials      Principal    Principal   Interest     Interest    Paid
  Transaction      Advance        (not        Payments      Balance      Rate       Payments     Through
                                required)
---------------- ------------ -------------- ------------ ------------ ---------- ------------- -----------

                 $                           $            $                    %  $
                 $                           $            $                    %  $
                 $                           $            $                    %  $
                 $                           $            $                    %  $
                 $                           $            $                    %  $
                 $                           $            $                    %  $

                                  EXHIBIT 10.10

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


     This Option Agreement is made to be effective as of the 20th day of March, 1996, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Harold H. Adams, Jr. ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Three and 50/100 ($3.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 20, 1999 and ending at 11:59 p.m. eastern time on March 20, 2006. This Option shall expire on March 21, 2006. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Option understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By:   /s/ M. F. McFarland
                        ---------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                   /s/ Harold H. Adams, Jr.
                   ------------------------------------
                   Print Name: Harold H. Adams, Jr.

                                  EXHIBIT 10.11

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


         This Option Agreement is made to be effective as of the 20th day of March, 1996, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Russell J. Froneberger ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Three and 50/100 ($3.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 20, 1999 and ending at 11:59 p.m. eastern time on March 20, 2006. This Option shall expire on March 21, 2006. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Option understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By:  /s/ M. F. McFarland
                      ------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                   /s/ Russell J. Froneberger
                  -------------------------------
                   Print Name:    Russell J. Froneberger

                                  EXHIBIT 10.12

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


         This Option Agreement is made to be effective as of the 27th day of March, 1997, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Charles P. Cannon ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Two and 50/100 ($2.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 27, 2000 and ending at 11:59 p.m. eastern time on March 27, 2007. This Option shall expire on March 28, 2007. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Optionee understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By:  /s/ M. F. McFarland
                      ------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                   /s/ Charles P. Cannon
                   ----------------------
                   Charles P. Cannon

                                  EXHIBIT 10.13

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


         This Option Agreement is made to be effective as of the 27th day of March, 1997, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Thomas G. Faulds ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Two and 50/100 ($2.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 27, 2000 and ending at 11:59 p.m. eastern time on March 27, 2007. This Option shall expire on March 28, 2007. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Optionee understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By:  /s/ M. F. McFarland
                       -------------------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                   /s/ Thomas G. Faulds
                   ----------------------
                   Thomas G. Faulds

                                  EXHIBIT 10.14

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


     This Option Agreement is made to be effective as of the 27th day of March, 1997, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Ashby Jordan, M.D. ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Two and 50/100 ($2.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 27, 2000 and ending at 11:59 p.m. eastern time on March 27, 2007. This Option shall expire on March 28, 2007. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Optionee understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By:  /s/ M. F. McFarland
                        ---------------------------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                  /s/ Ashby Jordan
                  ------------------
                  Ashby Jordan, M.D.

                                  EXHIBIT 10.15

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT

                          UCI MEDICAL AFFILIATES, INC.

                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT


         This Option Agreement is made to be effective as of the 27th day of March, 1997, by and between UCI MEDICAL AFFILIATES, INC., a Delaware corporation (the "Company"), and Charles M. Potok ("Optionee").

                              Preliminary Statement

         The Board of Directors has deemed that it is in the best interest of the Company and its shareholders that each non-employee director of the Company on the effective date hereof be granted a non-statutory option for the purchase of shares of the common stock of the Company, $0.05 par value (the "Stock"), in connection with their service on the Board of Directors of the Company. In accordance therewith and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate of Five Thousand (5,000) shares of the Stock, on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price per share of the Stock to be purchased pursuant to the exercise of this Option (the "Purchase Price") shall be Two and 50/100 ($2.50) Dollars, the closing ask price of the Stock on the effective date hereof which price is hereby confirmed by the Company to be the fair market value of the Stock on the effective date hereof.

         3. Term. This Option shall be exercisable during the period commencing on March 27, 2000 and ending at 11:59 p.m. eastern time on March 27, 2007. This Option shall expire on March 28, 2007. This Option may be exercised during the term hereof only by Optionee during Optionee's lifetime, except that if Optionee dies during the term of this Option Agreement, Optionee's estate may exercise this Option in full at any time during the period of six (6) months following the date of Optionee's death, but only as to the number of shares of the Stock that Optionee was entitled to purchase hereunder as of the date of Optionee's death.

         4. Exercise and Closing. This Option shall be exercisable by written notice to the Company at its principal executive offices, addressed to the attention of its Chief Financial Officer, at any time and from time to time during the term of this Option as set forth herein, for any or all of the aggregate number of shares covered by this Option. No fraction of a share of the Stock shall be issued by the Company upon any exercise of this Option. Multiple exercises of this Option shall be permitted so long as the total number of shares of the Stock purchased pursuant to this Option does not exceed in the aggregate the total number of shares as to which this Option is exercisable as set forth in Paragraph 1 hereof. Closing of the purchase of the shares of the Stock as to which this Option may be exercised shall take place in the offices of the Company on or before thirty (30) days following the receipt by the Company of the written notice of exercise by Optionee. The Purchase Price multiplied by the number of shares as to which this Option is exercised shall be paid in full to the Company at the time of such closing in cash (including check, bank draft, or money order payable to the order of the Company).

         5. Stock Restrictions. Optionee understands that at the time of the execution of this Option Agreement, the shares of the Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities law, and that the Company currently does not intend to effect any such registration. Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall be purchased by Optionee for investment without a view to distribution within the meaning of the Act, and shall not be sold, transferred, assigned, pledged, or hypothecated unless such transfer has been registered under the Act and applicable state securities laws, or the transfer duly qualifies for an applicable exemption from the registration requirements of the Act and any applicable state securities laws. In any event, Optionee agrees that the shares of the Stock which Optionee may acquire by exercising this Option shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Optionee agrees that (i) the certificates representing the shares of the Stock purchased under this Option may bear such restrictive legend or legends as the Company's legal counsel deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of the Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities laws, and (iii) the Company may give related instructions to its transfer agent to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of South Carolina.

     8. Transferability. This Option is not transferable or assignable, in whole or in part, by Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Option Agreement, all to be effective as of the day and year first above written.

                   UCI MEDICAL AFFILIATES, INC.


                   By: /s/ M. F. McFarland
                       -------------------------------------------
                        M.F. McFarland, III, M.D.
                   Its: President and Chief Executive Officer

                   OPTIONEE:


                   /s/ Charles M. Potok
                   ---------------------
                   Charles M. Potok

                                  EXHIBIT 10.17

                              CONSULTING AGREEMENT

         ORIGINAL SIGNED AGREEMENT ON GLOBAL CONSULTING, INC. LETTERHEAD IS ON FILE IN THE CORPORATE OFFICE OF UCI MEDICAL AFFILIATES, INC.



December 10, 1996



Dr. M.F. McFarland, III
Chairman and Chief Executive Officer
UCI Medical Affiliates, Incorporated
1901 Main Street, Suite 1200
Columbia, South Carolina  29201

Dear M.F.:

     Re: Agreement dated September 20, 1996 (copy attached for immediate reference).


The subject Agreement is amended as follows:

     1. The term is extended  from March 31, 1997 to  September  30, 1998 at ten
(10) hours per month (at $2,000 per month).

     2. The Agreement  may be  terminated  by either UCI or Global,  upon ninety
(90) days written notice, with or without reason.

     3. Section 5. Additional Hours: will include a calendar semi-annual adjustment on September 30, 1997, March 31, 1998 and September 30, 1998.

All other terms and conditions of the subject Agreement remain unchanged.

I hope this amendment meets your requirements. If it does, please sign and date in the spaces provided below and return one original of this amendment to me.

Sincerely,

/s/ Russ

Russell J. Froneberger

                            For UCI Medical Affiliates, Inc.

                            Authorized Signature: /s/ M.F. McFarland, III, M.D.

                            Date:  /s/ 12/10/96

         ORIGINAL SIGNED AGREEMENT ON GLOBAL CONSULTING, INC. LETTERHEAD IS ON FILE IN THE CORPORATE OFFICE OF UCI MEDICAL AFFILIATES, INC.



September 20, 1996


Dr. M.F. McFarland, III
Chairman and Chief Executive Officer
UCI Medical Affiliates, Incorporated
1901 Main Street, Suite 1200
Columbia, South Carolina  29201

Dear M.F.

This letter is intended to serve as an agreement between UCI Medical Affiliates, Incorporated ("UCI") and Global Consulting ("Global").

Global will become UCI's financial and marketing consultant and will perform duties as follows: update and facilitate in the implementation of the firm's business and marketing plans; assist the Chief Financial Officer in developing and maintaining sufficient banking and other financing facilities which will comfortably provide for UCI's working capital and other credit needs; and, to advise the Chief Executive Officer in the growth and development of UCI as a leading primary health care provider.

To accomplish the preceding, UCI and Global agree to the following:

     1. Term: Six (6) months, beginning October 1, 1996 and ending March 31, 1997, renewable in six (6) month increments.

2. Monthly Retainer Amount: $5,000, payable on or about the end of each month, beginning October 1, 1996. Global will bill UCI approximately ten days before each due date.

3. Hours: The Monthly Retainer Amount provides for up to twenty-five (25) hours of consultant's time each month.

4. Hours Not Utilized: Hours not utilized in one month will be carried forward to subsequent months for so long as this agreement is in force.

5.   Additional Hours:  Where Global's services are required beyond  twenty-five
     (25) hours per month, and there are no accumulated hours (number 4. above), such additional hours will be carried forward to March 31, 1997 at which time these hours will be multiplied by $200 per hour. The resultant amount will be payable to Global by April 15, 1997.

6.   Expenses:   Out-of-pocket   expenses  (such  as  travel  and  long-distance
     telephone) will be billed and payable at the same time as the Monthly Retainer Amount.

UCI also agrees to reimburse Global for consulting done between August 1, 1996 and September 30, 1996, at $175 per hour, plus out-of-pocket expenses. Global will bill UCI for this time/expense on or about October 1, 1996 with the sum payable by October 9, 1996.

Both parties agree that any modification to this agreement shall be set out in writing and agreed to by both parties.

Page Two
M.F. McFarland
September 20, 1996



I hope this arrangement meets your requirements. If it does, please sign and date in the spaces provided and return one original to me, after which this agreement will be in force.

Sincerely,


Russell J. Froneberger





For UCI Medical Affiliates, Inc.                   For Global Consulting

/s/ M.F. McFarland, III                            /s/ Russ
Authorized Signature                               Russell J. Froneberger
Date:  /s/09/24/96                                 Date:  September 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   Form 10-QSB

(Mark One)

(X) QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended:                December 31, 1997
                                    ----------------------------------

(  )     TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from:                     to
                                ---------------             ------------------

Commission file number:                  0-13265
                        ----------------------------------------------------



                                UCI MEDICAL AFFILIATES, INC,
------------------------------------------------------------------------------
            (Exact name of small business issuer as specified in its charter)

   Delaware                                             59-2225346
--------------------------------         --------------------------------------
 (State or other jurisdiction of         (IRS Employer Identification No.)
     incorporation
  or organization)

1901 Main Street,  Suite 1200, Mail Code 1105, Columbia,  SC 29201
-----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 252-3661
-----------------------------------------------------------------------------
                           (Issuer's telephone number)


-----------------------------------------------------------------------------
   (Former name, address or fiscal year, if changed since last report)

     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ( X )Yes ( ) No


                APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                   PROCEEDINGS DURING THE PRECEDING FIVE YEARS

     Check whether the registrant filed all documents and reports required to be filed by Section 12, 13, or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court. ( )Yes ( ) No


                      APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

        6,052,164 shares of $.05 common stock outstanding at December 31, 1997

  Transitional Small Business Disclosure Format (check one): ( )Yes ( X ) No



                          UCI MEDICAL AFFILIATES, INC.

                                      INDEX
                                                                                                   Page
                                                                                                 Number
                                                                                                 -------

PART I            FINANCIAL INFORMATION
                  Item 1   Financial Statements

                           Consolidated Balance Sheets - December 31, 1997
                           and September 30, 1997                                                   3

                           Consolidated Statements of Operations for the quarters
                           ended December 31, 1997 and December 31, 1996                            4

                           Consolidated Statements of Cash Flows for the quarters
                           ended December 31, 1997 and December 31, 1996                            5

                           Notes to Consolidated Financial Statements                               6

                  Item 2   Management's Discussion and Analysis of Financial
                           Condition and Results of Operations                                 7 -  9


PART II           OTHER INFORMATION

                  Items 1-6                                                                        10


SIGNATURES                                                                                         11


                          UCI Medical Affiliates, Inc.
                           Consolidated Balance Sheets

                                                                     December 31, 1997        September 30,
                                                                                                   1997
                                                                     -------------------     -----------------
                                                                         (unaudited)               (audited)

Assets
Current assets
   Cash and cash equivalents                                         $              0         $       14,676
   Accounts receivable, less allowance for doubtful accounts
       of $923,721 and $878,469                                            6,862,480               5,943,884
   Inventory                                                                 538,396                 502,888
   Deferred taxes                                                            334,945                 334,945
   Prepaid expenses and other current assets                                 629,653                 579,217
                                                                     -------------------    ----------------
Total current assets                                                       8,365,474               7,375,610

Property and equipment less accumulated depreciation of
   $2,957,691 and $2,724,222                                               4,474,621               4,002,699
Deferred taxes                                                             1,417,237               1,417,237
Excess of cost over fair value of assets acquired, less
   accumulated amortization of $1,821,679 and
   $1,664,739                                                             8,437,440                7,801,607
Other assets                                                                266,380                  266,379
                                                                     -------------------     -----------------
Total Assets                                                         $   22,961,152            $  20,863,532
                                                                     ===================     =================

Liabilities and Stockholders' Equity
Current liabilities
   Current portion of long-term debt                                 $      916,411          $       840,879
   Current portion of long-term debt payable to employees                   201,518                  177,445
   Accounts payable                                                       2,956,625                2,039,506
   Accrued salaries and payroll taxes                                       676,107                  959,068
   Other accrued liabilities                                                371,630                  437,667
                                                                   ----------------         -----------------
Total current liabilities                                                 5,122,291                4,454,565

Long-term debt, net of current portion                                    7,833,551                6,438,655
Long-term debt payable to employees, net of current portion                 564,782                  481,815
                                                                     -------------------     -----------------
Total Liabilities                                                        13,520,624               11,375,035
                                                                     -------------------     -----------------

Commitments and contingencies                                                     0                        0

Stockholders' Equity
   Preferred stock, par value $.01 per share:
      Authorized shares - 10,000,000; none issued                                 0                        0
   Common stock, par value $.05 per share:
      Authorized shares - 10,000,000
      Issued and outstanding- 6,052,164 and 5,744,965 shares                302,608                  287,248
   Paid-in capital                                                       16,249,546               15,435,535
   Accumulated deficit                                                   (7,111,626)              (6,234,286)
                                                                     -------------------     -----------------
Total Stockholders' Equity                                                9,440,528                9,488,497
                                                                     -------------------     -----------------

Total Liabilities and Stockholders' Equity                           $   22,961,152            $  20,863,532
                                                                     ===================     =================

              The accompanying notes are an integral part of these consolidated financial statements.

                          UCI Medical Affiliates, Inc.
                      Consolidated Statements of Operations
                                   (unaudited)

                                                                  Three Months Ended December 31,
                                                                    1997                    1996
                                                             --------------------     ------------------

Revenues                                                     $   8,077,876            $   6,487,908
Operating costs                                                  8,243,266                6,130,191
                                                             --------------------     ------------------
Operating margin                                                  (165,390)                 357,717

General and administrative expenses                                 25,434                   37,709
Depreciation and amortization                                      406,168                  289,474
                                                             --------------------     ------------------
Income (loss) from operations                                     (596,992)                  30,534

Other income (expense)
   Interest expense, net of interest income                       (279,351)                (166,794)
   Gain (loss) on disposal of equipment                               (439)                       0
                                                             --------------------     ------------------
Other income (expense)                                            (279,790)                (166,794)

Income (loss) before benefit (provision ) for
   income taxes                                                   (876,782)                (136,260)
Benefit (provision )for income taxes                                  (558)                 166,382
                                                             --------------------     ------------------

Net income (loss)                                            $    (877,340)          $       30,122
                                                              ==================     ====================

Basic earnings (loss) per share                              $        (.15)          $          .01
                                                             ====================     ==================

Basic weighted average common shares outstanding                 6,041,980                4,807,807
                                                             ====================     ==================

Diluted earnings (loss) per share                            $        (.14)          $          .01
                                                             ====================     ==================

Diluted weighted average common shares outstanding               6,061,945                4,819,491
                                                             ====================     ==================


              The accompanying notes are an integral part of these consolidated financial statements.

                          UCI Medical Affiliates, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)


                                                                   Three Months Ended December 31,
                                                                      1997                 1996
                                                                ------------------    ----------------
Operating activities:
Net income (loss)                                               $    (877,340)        $      30,122
Adjustments to reconcile net income (loss) to net
   cash provided by  (used-in) operating activities:
      (Gain) loss on disposal of equipment                                439                     0
      Provision for losses on accounts receivable                     244,613               130,720
      Depreciation and amortization                                   406,168               289,474
      Deferred Taxes                                                        0              (175,000)
Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                        (899,080)             (684,836)
   (Increase) decrease in inventory                                   (35,508)               (4,776)
   (Increase) decrease in prepaid expenses and other
      current assets                                                  (50,435)             (165,981)
   Increase (decrease) in accounts payable and accrued
      expenses                                                        562,078              (164,782)
                                                              ----------------     ------------------

Cash provided by (used in) operating activities                      (649,065)             (745,059)
                                                             ------------------    ------------------

Investing activities:
Purchases of property and equipment                                 (289,260)              (135,519)
Acquisitions of goodwill                                            (106,863)               (20,718)
(Increase) decrease in other assets                                        0                   (377)
                                                              ----------------     ------------------

Cash provided by (used in) investing activities                     (396,123)              (156,614)
                                                             ------------------    ----------------

Financing activities:
Net borrowings (payments) under line-of-credit agreement            (125,921)             1,355,760
Increase in long-term debt                                         1,500,000                269,400
Payments on long-term debt                                          (343,567)              (882,949)
                                                                ------------------    ----------------

Cash provided by (used in) financing activities                    1,030,512                742,211
                                                                ------------------    ----------------

Increase (decrease) in cash and cash equivalents                     (14,676)              (159,462)
Cash and cash equivalents at beginning of period                      14,676                237,684
                                                                ------------------    ---------------

Cash and cash equivalents at end of period                      $            0        $     78,222
                                                                ==================    ================

              The accompanying notes are an integral part of these consolidated financial statements.

                          UCI MEDICAL AFFILIATES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


BASIS OF PRESENTATION:

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of those of a normal recurring nature) considered necessary for a fair presentation have been included. Operating results for the three month period ended December 31, 1997 are not necessarily indicative of the results that may be expected for the fiscal year ending September 30, 1998. For further information, refer to the audited consolidated financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended September 30, 1997.

     The consolidated financial statements of the Company include the accounts of UCI Medical Affiliates, Inc. ("UCI"), UCI Medical Affiliates of South Carolina, Inc. ("UCI-SC") and Doctor's Care, P.A. (the "P.A."). The financial statements of the P.A. are consolidated with UCI because UCI-SC has unilateral control over the assets and operations of the P.A., and notwithstanding the lack of majority ownership of the P.A. by UCI and UCI-SC, consolidation of the P.A. with UCI and UCI-SC is necessary to present fairly the financial position and results of operations of UCI and UCI-SC. The management agreement between UCI-SC and the P.A. conveys to UCI-SC perpetual, unilateral control over the assets and operations of the P.A. Control is perpetual rather than temporary because of (i) the length of the term of the agreement, (ii) the continuing investment of capital by UCI-SC, (iii) the employment of all of the non-physician personnel by UCI-SC and (iv) the nature of the services provided to the P.A. by UCI-SC.

In November 1997 the Emerging Issue Task Force (EITF) finalized EITF 97-2 which provides guidance on consolidation of physician practices and enhances related disclosures of physician practice management companies. This EITF 97-2 is effective for fiscal years ending after December 15, 1998. The Company is in the process of evaluating any potential effect on its financial reporting format.

Procedurally, the management agreement calls for the P.A. to provide medical services and charge a fee to the patient or to the patient's insurance carrier or employer for such services. Physician salaries are paid out of these revenues and all remaining revenues are passed to UCI-SC as a management fee. UCI-SC provides all support personnel (nurses, technicians, receptionists), all administrative functions (billing, collecting, vendor payment), and all facilities, supplies and equipment. The consolidated accounts of the Company include all revenue and all expenses (including physician salaries) of all three entities.

     The net assets of the P.A. are not material for any period presented and intercompany accounts and transactions have been eliminated.


EARNINGS PER SHARE

The computation of basic earnings (loss) per share and diluted earnings (loss) per share is in conformity with the provisions of Statement of Financial Accounting Standards No. 128.

                                     PART I
                              FINANCIAL INFORMATION
                                     ITEM 2


     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provides information which the Company believes is relevant to an assessment and understanding of the Company's consolidated results of operations and financial condition. This discussion should be read in conjunction with the consolidated financial statements and notes thereto.

The consolidated financial statements of the Company include the accounts of UCI, UCI-SC and the P.A. The financial statements of the P.A. are consolidated with UCI because UCI-SC has unilateral control over the assets and operations of the P.A., and notwithstanding the lack of majority ownership of the P.A. by UCI and UCI-SC, consolidation of the P.A. with UCI and UCI-SC is necessary to present fairly the financial position and results of operations of UCI and UCI-SC. The management agreement between UCI-SC and the P.A. conveys to UCI-SC perpetual, unilateral control over the assets and operations of the P.A. Control is perpetual rather than temporary because of (i) the length of the term of the agreement, (ii) the continuing investment of capital by UCI-SC, (iii) the employment of all of the non-physician personnel by UCI-SC and (iv) the nature of the services provided to the P.A. by UCI-SC.

In November 1997 the Emerging Issue Task Force (EITF) finalized EITF 97-2 which provides guidance on consolidation of physician practices and enhances related disclosures of physician practice management companies. This EITF 97-2 is effective for fiscal years ending after December 15 1998. The Company is in the process of evaluating any potential effect on its financial reporting format.

Procedurally, the management agreement calls for the P.A. to provide medical services and charge a fee to the patient or to the patient's insurance carrier or employer for such services. Physician salaries are paid out of these revenues and all remaining revenues are passed to UCI-SC as a management fee. UCI-SC provides all support personnel (nurses, technicians, receptionists), all administrative functions (billing, collecting, vendor payment), and all facilities, supplies and equipment. The consolidated accounts of the Company include all revenue and all expenses (including physician salaries) of all three entities.

The P.A. enters into employment agreements with physicians for terms ranging from one to ten years. All employment agreements have clauses that allow for early termination of the agreement if certain events occur such as the loss of a medical license. Over 80% of the physicians employed by the P.A. are paid on an hourly basis for time scheduled and worked at the medical centers. The other physicians are salaried. A few of the physicians have incentive compensation arrangements, however, no amounts were accrued or paid during the Company's three prior fiscal years that were significant. As of December 31, 1997 and 1996, the P.A. employed 98 and 71 medical providers, respectively.

     The net assets of the P.A. are not material for any period presented and intercompany accounts and transactions have been eliminated.

Results of Operations

     Revenues of $8,078,000 for the quarter ending December 31, 1997 reflect an increase of 25% from those of the quarter ending December 31, 1996.

This increase in revenue is attributable to a number of factors. The Company engaged in a significant expansion, increasing the number of medical centers from 30 to 40. This expansion included Springwood Lake Family Practice, Woodhill Family Practice and Midtown Family Practice, all of Columbia, South Carolina and all acquired in August 1997; Doctor's Care - Camden acquired in September 1997; three Progressive Therapy Services offices all located in Columbia, South Carolina and all acquired in October 1997; Doctor's Care - New Ellenton acquired in November 1997; a Physical Therapy practice in Columbia, South Carolina opened in November 1997; and Ridgeview Family Practice of Columbia, South Carolina opened in December 1997. Of the $1,590,000 in revenue growth for the first quarter of fiscal 1997 to the first quarter of fiscal 1998, approximately $1,080,000 or 68% of this growth was from the ten locations opened after December 31, 1996.

The Company has increased its services provided to members of Health Maintenance Organizations (HMOs). In such arrangements, the Company, through Doctor's Care, P.A., acts as the designated primary caregiver for members of the HMO who have selected Doctor's Care as their primary care provider. The Company began participating in an HMO operated by Companion HealthCare Corporation ("Companion"), a wholly owned subsidiary of Blue Cross Blue Shield of South Carolina. The Company now acts as primary care provider for four HMOs, including Companion and is the primary care "gatekeeper" for more than 23,000 capitated lives. While HMOs do not, at this time, have a significant penetration into the South Carolina market, the Company believes that HMOs and other managed care plans will experience a substantial increase in market share in the next few years, and the Company is therefore positioning itself for that possibility. Capitated revenue grew from approximately $705,000 in the first quarter of fiscal 1997 to approximately $900,000 in the first quarter of fiscal 1998.

The Company negotiates contracts with HMOs for the P.A.'s physicians to provide health care on a capitated reimbursement basis. Under these contracts, which typically are automatically renewed on an annual basis, the P.A. physicians provide virtually all covered primary care services and receive a fixed monthly capitation payment from the HMOs for each member who chooses a P.A. physician as his or her primary care physician. The capitation amount is fixed depending upon the age and sex of the HMO enrollee. Contracts with HMOs accounted for approximately 11% of the Company's net revenue in fiscal 1997 and in the first quarter of fiscal 1998.

To the extent that enrollees require more care than is anticipated, aggregate capitation payments may be insufficient to cover the costs associated with the treatment of enrollees. Higher capitation rates are typically received for senior patients because their medical needs are generally greater and consequently the cost of covered care is higher.

Increased revenues also reflect the Company's heightened focus on occupational medicine and industrial health services. Focused marketing materials, including quarterly newsletters for employers, were developed to spotlight the Company's services for industry. The Company also entered into an agreement with Companion Property and Casualty Insurance Company, wherein the Company acts as the primary care provider for injured workers of firms insured through Companion Property and Casualty Insurance Company. Companion Property and Casualty Insurance Company is wholly owned by Blue Cross Blue Shield of South Carolina and is a primary shareholder of the Company.

     Patient encounters increased to 115,000 in the first quarter of fiscal 1998 from 96,000 in the first quarter of fiscal 1997.

Even with the positive effects of the factors mentioned above, revenues were short of goals for the quarter, due in part to the increased competition from hospitals and other providers in Columbia, Greenville, Sumter and Myrtle Beach. In each of these areas, regional hospitals have acquired or opened new primary care physician practices that compete directly with the Company for patients. In each case, the hospital owner of our competition is believed to have significantly greater resources than the Company. Management believes that such competition will continue into the future and plans to compete on a basis of quality service and accessibility.

An operating margin of $358,000 was earned during the first quarter of fiscal 1997 as compared to an operating deficit of $165,000 for the first quarter of fiscal 1998.

Management believes that this margin deterioration is mainly the result of some start-up costs being absorbed for the locations added since December 1996. Additionally, patient visits did not meet budget for the first quarter of fiscal 1998, possibly due to the competition factors discussed above. Management does not currently believe that this negative trend is indicative of the results that may be expected for the fiscal year 1998.

This margin deterioration is also attributable to increased cost-cutting pressures being applied by managed care insurance payors that cover many of the Company's patients. As managed care plans attempt to cut costs, they typically increase the administrative burden of providers such as the Company by requiring referral approvals and by requesting hard copies of medical records before they will pay claims. The number of patients at the Company's Centers that are covered by a managed care plan versus a traditional indemnity plan continues to grow.


Management expects this trend to continue.

Depreciation and amortization expense increased to $406,000 in the first quarter of fiscal 1998, up from $289,000 in the first quarter of fiscal 1997. This increase reflects higher depreciation expense as a result of significant leasehold improvements and equipment upgrades at a number of the Company's medical centers, as well as an increase in amortization expense related to the intangible assets acquired from the Company's purchase of existing practices as noted above. Interest expense increased from $167,000 in the first quarter of fiscal 1997 to $279,000 in the first quarter of fiscal 1998 primarily as a result of the interest costs associated with the indebtedness incurred in the Company's purchase of these assets and centers and for the usage of the operating line of credit.

Financial Condition at December 31, 1997

Cash and cash equivalents decreased by $15,000 during the quarter ended December 31, 1997 and were utilized mainly for working capital needs and to fund the expansion previously discussed.

Accounts receivable increased 15% during the quarter, reflecting the addition of the ten centers described above and the overall growth in patient visits to existing centers.

The increase in goodwill attributable to the purchases of the eight practices since December 31, 1996 was somewhat offset by the amortization recorded.

Long-term debt increased from $6,920,000 at September 30, 1997 to $8,398,000 at December 31, 1997 primarily as a result of indebtedness incurred in capital leases for Center upfits, the utilization of an operating line of credit, and the debt incurred as a result of practice acquisitions. Management believes that it will be able to fund debt service requirements out of cash generated through operations.

On October 6, 1997, the Company completed a private placement of $1.5 million, 6.5% five-year convertible subordinated debenture with FPA Medical Management, Inc., a national physician practice management company headquartered in San Diego, California. The debentures are convertible to common stock at any time within the five year period at a fixed price premium to the current stock price and are subject to Rule 144 of the Securities and Exchange Commission when converted.

Overall, the Company's current assets exceeded its current liabilities at December 31, 1997 by $3,243,000.

Liquidity and Capital Resources

The Company requires capital principally to fund growth (acquire new centers), for working capital needs and for the retirement of indebtedness. The Company's capital requirements and working capital needs have been funded through a combination of external financing (including bank debt and proceeds from the sale of common stock to Companion HealthCare Corporation and Companion Property & Casualty Insurance Company), internally generated funds and credit extended by suppliers.

Operating activities used $649,000 of cash during the first quarter of fiscal 1998. This reflects growth in the Company's accounts receivable as well as prepaid expenses and a decrease in accounts payable and accrued expenses. The growth in accounts receivable is the result of growth in the number of Centers, patient visits and charges per patient visit.

Investing activities used $396,000 of cash during the quarter as a result of expansion efforts. Continued growth is anticipated during the remainder of fiscal 1998.

                                     PART II
                                OTHER INFORMATION



Item 1            Legal Proceedings

                  The Company is not a party to any pending litigation other than routine litigation incidental to the business or that which is immaterial in amount of damages sought.


Item 2            Changes in Securities

                  Recent Sales of Unregistered Securities

                  During the three months ended December 31, 1997, the securities identified below were issued by the Company without registration under the Securities Act of 1933. In each case, all of the shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933 as a transaction, not involving a general solicitation, in which the purchaser was purchasing for investment. The Company believes that each purchaser was given or had access to detailed financial and other information with respect to the Company and possessed requisite financial sophistication.

                  On October 1, 1997, the Company issued 163,102 shares of its common stock to L.D., P.A. (formerly Progressive Therapy Services, P.A.) and 113,874 shares to L.D., Jr., P.C. (formerly Bar-Ed, Professional Corporation) as part of the purchase prices in connection with the Company's acquisition of substantially all the assets of such entities' physical therapy practices.

                  On November 1, 1997, the Company issued 30,223 shares of its common stock to Marvin Dees, M.D. as part of the purchase price in connection with the Company's acquisition of substantially all the assets of the medical practice of Dr. Dees.


Item 3            Defaults upon Senior Securities

                  This item is not applicable.


Item 4            Submission of Matters to a Vote of Security Holders

                  This item is not applicable.


Item 5            Other Information

                  This item is not applicable.

Item 6            Exhibits and Reports on Form 8-K

                  (a) Exhibits.  The exhibits  included on the attached  Exhibit
                      Index are filed as part of this report.

                  (b) Reports on Form 8-K.

                  The Company filed a Form 8-K on October 15, 1997 which reported the acquisition by UCI-SC of Progressive Therapy
                  Services, P.A. and Bar-Ed, Professional Corporation, each of Columbia, South Carolina. Financial statements of the acquired entity and pro forma financial information regarding the combined entity were filed in a Form 8-K/A on December 11, 1997.

                  The Company filed a Form 8-K on November 5, 1997 which reported the acquisition by UCI-SC of Marvin Dees, M.D. of New Ellenton, South Carolina. Financial statements of the acquired entity and pro forma financial information regarding the combined entity were filed in a Form 8-K/A on January 7, 1998.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UCI Medical Affiliates, Inc.
         (Registrant)



/s/ M.F. McFarland, III, M.D.               /s/ Jerry F. Wells, Jr.
------------------------------             -------------------------------
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr.
President, Chief Executive Officer,        Executive Vice President of Finance,
and Chairman of the Board                  Chief Financial Officer and
                                           Principal Accounting Officer



Date:  February 12, 1998

                          UCI MEDICAL AFFILIATES, INC.
                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                 DESCRIPTION                                      PAGE NUMBER
----------------    -------------------------------------------------------   -------------------------------------

     10.18          Employment  Agreement  dated  January 23, 1997 between                     14
                    UCI Medical  Affiliates  of South  Carolina,  Inc. and
                    Jon G. Keith

      21            Subsidiaries of the Registrant                                             26

      27            Financial Data Schedule                                   Filed separately as Article Type 5
                                                                              via Edgar

                                       13

                                  EXHIBIT 10.18

                   EMPLOYMENT AGREEMENT DATED JANUARY 23, 1997
             BETWEEN UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.
                                AND JON G. KEITH

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT is made this 23rd day of January, 1997, by and between UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation (UCI), and Jon G. Keith ("Employee").

     WHEREAS, UCI is a wholly-owned subsidiary of UCI Medical Affiliates, Inc., a Delaware Corporation ("Parent");

         WHEREAS, Doctor's Care, P.A., a South Carolina corporation ("Doctor's Care"), is an affiliate of UCI and shall benefit from this Agreement; and

         WHEREAS, UCI desires to employ Employee and Employee desires to be employed by UCI, in accordance with the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. Employment. UCI hereby agrees to employ Employee to perform the duties described in Section 3 below subject to and in accordance with the terms and conditions hereof, and Employee hereby accepts such employment.


         2. Term. Employee's employment shall commence on the 27th day of January, 1997, and shall continue for a period of three (3) years unless earlier terminated in accordance with the provisions of Section 8 of this Agreement.

         3.       Duties of Employee.

                  A. In accepting employment by UCI, Employee shall undertake and assume the responsibility of performing for and on behalf of UCI the duties of the Chief Operating Officer of UCI in Columbia, South Carolina. Except with his written consent, Employee shall not be assigned to any other position or required to spend a significant amount of time assigned to any location(s) outside of Richland or Lexington Counties, South Carolina.

                  B. During the term of this Agreement, Employee shall be a full-time employee of UCI, and shall devote his full working time and efforts to his duties hereunder. Employee shall perform all of his duties hereunder to the best of his ability and shall not, directly or indirectly, engage or participate in any activities in conflict with the best interests of UCI. Without limiting the generality of the foregoing, Employee shall not engage in any activity for compensation or pecuniary gain other than his employment hereunder and passive investing for the account of himself or members of his household. "Passive investing" shall include, but not be limited to the owning and leasing of real properties and the ownership of securities, partnership interests or other investments which do not require active participation by Employee during Employee's normal work day.

         4. Compensation. As compensation for the services to be rendered by Employee for UCI under this Agreement, Employee shall be compensated by UCI on the following basis:

                  A.  Base  Salary;  Signing  Bonus.  During  the  term  of this
Agreement Employee shall receive from UCI an annual salary of One Hundred Fifteen Thousand Dollars ($115,000), payable in pay periods as determined by UCI, but in no event less frequently than monthly (the "Base Salary"). In addition, Employee shall be entitled to receive a "signing" bonus of Six Thousand Dollars ($6,000), payable within 15 days after the commencement of his employment.

                  B. Dues. During the term of this Agreement, UCI shall pay the initiation or initial membership fee and all dues of Employee as a member of one private dining/social club, so long as the aggregate annualized cost for such fees and dues does not exceed Two Hundred Dollars ($200) per month, for the purpose of entertainment of UCI's clients in connection with the performance of the duties of Employee.

                  C. Vacation. During the term of this Agreement Employee shall be entitled to a total of 10 business days of paid vacation during the first two years of this Agreement and 15 business days during the third year and, if this Agreement is extended by mutual agreement, thereafter. Such vacation days are to be taken at such time or times as Employee may reasonably request, subject to UCI's convenience and prior approval, which approval shall not be unreasonably withheld. Vacation time may cumulate from year to year up to a maximum of 60 days.

                  D. Automobiles. During the term of this Agreement, UCI shall provide to Employee the use of one automobile, at least comparable to a new Toyota Avalon, with all gasoline, taxes, insurance, maintenance and repairs to be paid by UCI.

                  E. Reimbursement For Expenses. During the term of this Agreement, UCI shall reimburse Employee for all reasonable expenses incurred by Employee for the benefit of UCI in the performance of his duties hereunder; provided, however, reimbursement for aggregate expenses each calendar year in excess of $7,500 shall require the prior written approval of the CEO of UCI.

                  F. Other Benefits. During the term of this Agreement, Employee shall receive from UCI such other benefits (e.g., family health insurance coverage, life insurance coverage, participation in pension plans, and participation in stock option plans of Parent, etc.) reasonably comparable to, and no worse than, those benefits, if any, generally provided to other senior executives of UCI. Additionally, UCI will furnish to Employee, at UCI's expense, a term life insurance policy that at the time of his death will pay to his spouse or other designated beneficiary(s) a benefit of at least two times Employee's Base Salary. The health insurance coverage shall begin immediately as of the effective date of Employee's employment, but if the insurer requires a waiting period prior to coverage, UCI shall reimburse Employee for the amount of premiums payable by him for family coverage under the plan of his prior employer, promptly upon presentation to UCI of the premium notice(s).

                  G. Incentive Bonus. During the term of this Agreement, annually on or about the end of UCI's fiscal year, Employee shall be eligible to receive from UCI an incentive bonus up to 20% of his Base Salary, provided that he has met or exceeded the performance criteria set forth in Exhibit "A", to be attached hereto. It is acknowledged that, upon the signing of this Agreement, the final terms of Exhibit "A" have not been negotiated; however, UCI and Employee agree to negotiate in good faith to reach mutual agreement on the performance criteria to be incorporated into Exhibit "A", within forty-five (45) days of the date of Employee's commencement of employment. Exhibit "A" will be signed by UCI and Employee and may be amended by mutual written agreement from time to time.

                  H. Stock Options. UCI hereby agrees to grant to Employee an option to purchase 60,000 shares of common stock of Parent (the "Option Shares") pursuant to the terms of the 1994 Incentive Stock Option Plan (the "Plan") attached hereto as Exhibit "B". With respect to the plan and the Option Shares, UCI represents and warrants to Employee as follows:

                           (i)  The   Plan  was  duly   approved   by   Parent's
         shareholders and is in full force and effect, and the Option Shares are available for issuance thereunder to Employee, as an employee of UCI;

                           (ii) Parent has taken any actions necessary or appropriate to reserve the Option Shares for issuance to Employee, and the Directors of Parent and the Stock Option Committee have approved the execution by M. F. McFarland, III, M.D., as CEO of UCI, of the Incentive Stock Option Agreement attached hereto as Exhibit "C".

                           (iii) The Plan and the Option Shares have been registered for public sale pursuant to an S-8 Registration Statement No. 333-02943 dated May 29, 1996; and

     (iv) UCI acknowledges that the grant of the Incentive Stock Options was a material factor in Employee's decision to accept employment with UCI.

         5. Confidentiality and Secrecy. Employee acknowledges that in and as a result of his employment hereunder, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to UCI, Parent, and Doctor's Care's business, including without limitation technological know-how, copyrights, proprietary information, trade secrets, systems, procedures, manuals, confidential reports, records, operational expertise, lists of customers and projects, the nature and type of services rendered by UCI, Parent and Doctor's Care, the equipment and methods used and preferred by UCI customers, and the fees paid by them (all of which are deemed for all purposes confidential and proprietary). As a material inducement to UCI to enter into this Agreement and to pay Employee the compensation stated in Section 4 herein, Employee covenants and agrees that during the term of his employment hereunder, and for five (5) years after the termination thereof, he shall not, directly or indirectly, make use of, or disclose to any person, any confidential information of UCI, Parent, and/or Doctor's Care.

         6. Covenants Against Competition. In view of the unique value to UCI of the services of Employee for which UCI has contracted hereunder, because of the confidential information to be obtained by or disclosed to Employee, as hereinabove set forth, and because of the employment of Employee hereunder will result in Employee's development of a unique relationship with customers, suppliers and employees, as a material inducement to UCI to enter into this Agreement and to pay to Employee the compensation stated in Section 4 hereof, Employee covenants and agrees as follows:

                  A. During the employment of Employee hereunder, and for a period of two (2) years after the termination of the employment of Employee hereunder for any reason, Employee shall not directly or indirectly solicit or divert employment of any employee of UCI, Parent, or Doctor Care's business or employ any person employed by UCI, Parent and/or Doctor's Care during the term of Employee employment by UCI.

                  B. During the employment of Employee hereunder, and for a period of two (2) years after the termination of Employee hereunder for any reason, Employee shall not directly or indirectly solicit, divert, or convert, or assist another person or entity to solicit, divert or convert, the customers of UCI, Parent, and/or Doctor's Care to any other company or entity.

                  C. During the employment of Employee hereunder, and for a period of one (1) year after the termination of Employee's employment with UCI for any reason other than UCI's termination of Employee "without cause" as defined in Section 8 hereof, Employee shall not within the geographic area specified below engage in any business or perform any services, directly or indirectly, in competition with the business of UCI, Parent and/or Doctor's Care or have any interest, whether as a proprietor, partner, employee, stockholder (directly or beneficially), principal, agent, consultant, director, officer, or in any other capacity or manner whatsoever, in any consultant, director, officer, or in any other capacity or manner whatsoever, in any enterprise that shall so engage; except that Employee shall be permitted to own for investment purposes only, directly or beneficially, up to (but not more than) 2% in the aggregate of the stock of a competing corporation which is publicly traded on a national stock exchange or the NASDAQ National Market System, so long as Employee is not a controlling person of, or a member of a group that controls, such corporation and Employee is not otherwise affiliated in any capacity with such corporation. The restrictions of this Section 6(c) shall apply everywhere within a five (5) mile radius of (1) any primary or urgent care facility owned or operated by UCI, Parent, or Doctor's Care, and (iii) each other location where UCI, Parent, or Doctor's Care maintains an office which is in existence as of the date of such termination.

         7.       Reasonableness, Enforceability and Remedies.

                  A. Employee has carefully read and considered the provisions of Sections 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these Sections, including, but not limited to, the time period of restriction and geographic limitations set forth in Section 6, are fair and reasonable and are reasonably required for the protection of the interest of UCI, Parent and Doctor's Care and their respective officers, directors, shareholders and employees.

                  B. In the event that, notwithstanding the foregoing, any of the provisions of Sections 5, 6, or 7 hereof or any parts thereof shall be held to be invalid or unenforceable, the remaining provisions or parts thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portions or parts had not been included therein. In the event that any provision of Sections 5 or 6 hereof relating to the time period and/or geographic restrictions and/or related aspects shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or geographic restrictions and/or related aspects deemed reasonable and enforceable by the court shall become and thereafter be the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court.

                  C. Employee acknowledges that the services he is to render are of a special and unusual character with a unique value to UCI, Parent, and Doctor's Care, the loss of which cannot adequately be compensated by damages in an action at law. In the event of a breach or threatened breach by Employee of any provision of Sections 5 or 6 hereof, UCI, Parent, and Doctor's Care, in addition to and not in limitation of, any other rights, remedies, or damages available to UCI, Parent, and Doctor's Care under this Agreement, shall be entitled to a permanent injunction in order to prevent or restrain any such breach by Employee and/or any person or entity directly or indirectly acting for or with Employee.

                  D. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Sections 5 or 6 hereof, UCI, Parent, and Doctor's Care shall be entitled to: (1) an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or is likely to realize as a result of, growing out of, or in connection with any such violation; (ii) recover actual damages incurred by UCI, Parent and Doctor's Care as a result of any such violation; (iii) any injunctive relief to which UCI, Parent and Doctor's Care are or may be entitled at law or in equity or under this Agreement; and (iv) exercise its other rights respecting a breach of this Agreement as set forth herein.

                  E. The obligations of Employee under Sections 5 and 6 hereof shall survive any termination of employment hereunder, except that the provisions of Section 6(c) shall not apply in the event of a termination by UCI of Employee's employment without cause pursuant to Section 8(B) below.

         8.       Termination.

                  A.  For  Cause by UCI.  Notwithstanding  any  other  provision hereof, UCI may terminate the employment of Employee under this Agreement immediately at any time for "cause", upon written notice to Employee. For purposes hereof, the term "cause" shall be defined as the commission of any of the following by Employee: embezzlement; theft; fraudulent breach of trust; indictment of a felony or a misdemeanor involving moral turpitude; drug or alcohol addiction; repeated incompetence in the performance of material duties on behalf of UCI; gross negligence or willful misconduct detrimental to UCI's business; violation of the terms and provisions of this Agreement; or willful or recurring refusal to comply with reasonable, good faith instructions of UCI or Parent. All compensation (including without limitation the Base Salary, and all perquisites and fringe benefits) to which Employee would otherwise be entitled, shall be discontinued and forfeited as of the effective date of such termination.

                  B. Without  Cause by UCI.  UCI may  terminate  this  Agreement
"without cause" at anytime upon sixty (60) days prior written notice to Employee. In the event of such termination, Employee shall be paid: a lump sum severance payment equal to two times Employee's Base Salary for the remaining term of this Agreement. All other compensation (including without limitation any perquisites and fringe benefits, if any) to which Employee would otherwise be entitled (for periods after the effective date of such termination) shall be discontinued and forfeited as of the effective date of such termination.

                  C. Termination By Employee. Employee may with or without cause terminate this Agreement upon 90 days prior written notice to UCI. In the event of such termination, all compensation (including without limitation the Base Salary and any perquisites and fringe benefits, if any) to which Employee would otherwise be entitled (for periods after the effective date of the termination) shall be discontinued and forfeited as of the effective date of such termination.

                  D. Disability. In the event of the disability (as defined below) of Employee during the term of his employment with UCI, Employee's employment under this Agreement shall terminate. For purposes of this Agreement, "disability" shall mean the inability of Employee, due to sickness or other incapacity, to perform his duties under this Agreement for a period in excess of one hundred eighty (180) substantially consecutive days. Such termination shall become effective upon the expiration of such one hundred eighty (180) day period. Upon termination of employment under this Agreement due to the disability of Employee, then Employee shall be entitled to payment of his Base Salary and other benefits up to the date of termination.

                  E. Death. In the event Employee dies during the term of this Agreement, this Agreement shall terminate and UCI shall pay to the estate of Employee all Base Salary accrued but unpaid through the date of the death of Employee, together with any incentive bonus amounts which have accrued but are unpaid at the time of his death.

         9. Burden and Benefit. This Agreement shall be binding upon, and shall inure to the benefit of UCI, Parent, Doctor's Care, and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         10. Assignment. This Agreement and any rights hereunder are personal to Employee and shall not be assigned or otherwise transferred by Employee.

         11. Governing Law/Jurisdiction. The construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of South Carolina. Employee and UCI hereby (1) agree that any litigation, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court in Columbia, South Carolina, (ii) waive any objection which they might have now or hereafter to any such litigation, action or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submit to the jurisdiction of such courts in any such litigation, action or proceeding. For all purposes of this Agreement, Employee and UCI hereby further agree that service of process upon either party may be effected pursuant to United States mail.

         12. Usage. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof', "hereof', "herein" and words of similar import shall refer to this Agreement in its entirety and all references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

         13. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect validity and enforceability of any other provision.

         14. Notice. Any notice, request, approval, consent, demand or other communication hereunder shall be effective if in writing and upon the first to occur of the following (1) upon receipt by the party to whom such notice, request, approval, consent, demand or other communications being given; or (ii) three (3) business days after being duly deposited in the U. S. Mail, Certified, Return Receipt Requested, and addressed as follows:

  To Employee:                Jon G. Keith
                              320 Post Oak Way
                              Columbia, SC  29212

  To UCI:                     UCI Medical Affiliates of South Carolina, Inc.
                              1901 Main Street, Suite 1200
                              Mail Code 1105
                              Columbia, SC 29201
                              Attention: M. F. McFarland, III, MD

The parties hereto may change their respective addresses by notice in writing given to the other parties within this Agreement.

         15. Entire Agreement. This Agreement contains the entire agreement and understanding by and between UCI and Employee with respect to the employment of Employee and no representations, promises, agreements, or understandings, written or oral not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or at any other time.

         16. Litigation Expenses. If either party should institute litigation against the other party to enforce its rights under this Agreement, the prevailing party in such action shall be entitled to recover its litigation costs and expenses, including without limitation, reasonable attorneys fees.

         IN WITNESS WHEREOF, UCI and Employee have duly executed this Agreement under seal to be effective as of the day and year first above written.

IN THE PRESENCE OF:

                                     UCI MEDICAL AFFILIATES OF
                                     SOUTH CAROLINA, INC.
/s/ Elaine H. Fowler
/s/ Patricia J. Hammond              By:  /s/ M.F. McFarland, III, M.D.   (SEAL)
                                          M. F. McFarland, III, M.D.
                                          Chief Executive Officer

/s/ Elaine H. Fowler
/s/ Pat Paschal                     /s/ Jon G. Keith  (SEAL)
                                    Jon G. Keith

                                    EXHIBIT A

                          UCI Medical Affiliates, Inc.

                      Executive Bonus Plan for Jon G. Keith
                              Bonus Potential - 20%


                                                                                               Percentage of Bonus
                                                                                                       Earned
                                                                                                ---------------------

1.  Site Development           Develop feasibility plan for new facilities and begin                    10%
                               implementation within six months of commencement of employment

2.  Diagnostic Services        Develop plan and proforma for diagnostic facility concept                 5%
                               within twelve months and be prepared to implement within
                               eighteen months of commencement of employment

3.  Clinic Organization        Develop a standardization plan for all clinic sites that                 25%
                               attempts to bring consistency to the organization and
                               operation of each site within nine months of commencement of employment

4.  Business Planning          Develop and begin implementation of comprehensive business               20%
                               plan that includes all 29 facilities within twelve months of commencement of employment

5.  Budget                     Attain budgeted net income for the UCI (less extraordinary               25%
                               items not within Employee's control), annually

6.  Specialty Integration      Develop, plan and initiate dialog with local physicians and              15%
                               hospitals that may lead to acquisitions, mergers or
                               cooperative ventures

                                    EXHIBIT B


                          UCI MEDICAL AFFILIATES, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

                         GRANT OF INCENTIVE STOCK OPTION

                         Date of Grant: January 27, 1997


         THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered to UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), to Jon G. Keith,(the "Grantee"), who is an officer or employee of the Company or a subsidiary of the Company.

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted, subject to shareholder approval, the UCI Medical Affiliates, Inc. 1994 Incentive Stock Option Plan (the "Plan"); and,

         WHEREAS, the Plan provides for the granting of incentive stock options by the Board to officers and employees of the Company and its subsidiaries to purchase shares of the Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and,

         WHEREAS, the Board considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the incentive stock options documented herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 60,000 shares of Stock at a price of $2.75 per share, the fair market value on the date hereof. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares". The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986 (the "Code")).

2. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become exercisable in three (3) installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

         (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;

         (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and,

         (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

3.       Termination of Option.

         (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Expiration Date").

         (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Company (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death:

         (i) the one-year period following the date of such termination of the Grantees employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

         (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Company, but not later than one year after the Grantee's death, and

         (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above.

In no event, however, shall any such period extend beyond the Expiration Date.

         (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

         (d) A transfer of the Grantee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

         (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete or employment contract with the Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company), any unexercised portion of the Option shall immediately terminate and be void.

4.       Exercise of Options.

         (a) Subject to such further limitations as are provided herein, the Option shall be exercisable at any time and from time to time during the period commencing one (1) year from the Date of Grant and ending ten (10) years (five
(5) years for 10 percent shareholders as described in the Plan) from the Date of Grant. The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

         (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Secretary, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

         On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment of such Option Shares. The Grantee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5. Adjustment of and Changes in Stock of the Company. In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, consolidation or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Board may make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

6. No Rights of Stockholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or usable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

8. Employment Not Affected. Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Company or any of its subsidiaries. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company or any subsidiary of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company or any subsidiary of the Company, as the employer, and is acknowledged by the Grantee.

9. Amendment of Option. The Option may be amended by the Board or the Committee at any time (i) if the Board or the Stock Option Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

10. Notice. Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

11. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Stock Option Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

12. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                UCI MEDICAL AFFILIATES, INC.

                                By: /s/ Jerry F. Wells, Jr.

                                Its:EVP of Finance and Chief Financial Officer



                                ACCEPTED AND AGREED TO:


                                By:      /s/ Jon G. Keith
                                        Jon G. Keith, Grantee

                                 EXHIBIT NO. 21

                         SUBSIDIARIES OF THE REGISTRANT

                  SUBSIDIARIES OF UCI MEDICAL AFFILIATES, INC.


                                                                                Name Under Which
                                    State of Jurisdiction                         Subsidiary Does
Name of Subsidiary                      of Incorporation                            Business

 UCI Medical Affiliates
 of  South Carolina, Inc.               South Carolina                               Doctor's Care

UCI Medical Affiliates
 of Georgia, Inc.                       South Carolina                               Doctor's Care